UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05309
First American Investment Funds, Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)
Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-677-3863

Date of fiscal period end: October 31, 2010

Date of reporting period: October 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

First American Funds.

2010 ANNUAL REPORT

October 31, 2010

Stock Funds

Mutual fund investing involves risk; principal loss is possible.

 NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message To Shareholders  December 14, 2010

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended October 31, 2010.

This report includes portfolio commentaries, comparative performance graphs and tables, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, FirstAmericanFunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

As announced on July 29, 2010, U.S. Bancorp has entered into an agreement to sell a portion of the asset management business of FAF Advisors, the funds’ advisor, to Nuveen Investments. Included in the sale will be that part of FAF Advisors’ business that advises the funds. Subject to the approval of the funds’ board of directors and shareholders, along with other conditions related to the closing of the sale, Nuveen Asset Management, a subsidiary of Nuveen Investments, will become the advisor to the funds. The sale is currently expected to close by the end of 2010. There will be no change in the funds’ investment objectives or policies as a result of the transaction.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.3863.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   1

Explanation of Financial Statements

As a shareholder in First American Funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (common stock, bonds, etc.) and by industry classification (banking, communications, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to the Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund and present the fund’s net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from securities as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results, distributions to shareholders, and shareholder transactions during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios can vary across funds for a number of reasons, including differences in advisory fees and the average shareholder account size. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase and sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource. You can visit First American Funds’ website for other useful information on each of our funds, including fund prices, performance, fund manager bios, dividends, and downloadable fact sheets. For more information, call First American Investor Services at 800.677.3863 or visit FirstAmericanFunds.com.

2   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Equity Income Fund

Investment Objective: long-term growth of capital and income

How did the fund perform for the fiscal year ended October 31, 2010?
The First American Equity Income Fund (the “fund”), Class Y shares, returned 18.78% for the fiscal year ended October 31, 2010 (Class A shares returned 18.46% without taking the sales charge into account). By comparison, the fund’s broad-based benchmark, the Standard & Poor’s 500 Index*, returned 16.52% for the same period. The fund’s custom benchmark, the Standard and Poor’s 500 Dividend Only Stocks Index*, returned 15.15% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy continued on its slow path to recovery during the fiscal year. Economic growth indicators appeared to stabilize, relieving persistent fears of a double-dip recession. However, the jobless rate continued to hold above 9%, marking the longest stretch above this rate on record. The sluggish nature of the recovery led the Federal Reserve to continue its stimulative fiscal positioning. Toward the end of the period, the Fed expanded its quantitative easing by committing to buy up Treasury bonds in the hopes of driving investors to purchase riskier asset classes such as corporate debt and equities. Inflation data during the period remained very subdued; however, oil and broader commodity prices jumped sharply toward the end of the fiscal year in anticipation of the Fed’s further easing. Higher energy, commodity, and import prices are unlikely to materially change the underlying inflation trend unless they push wage and compensation rates higher, an unlikely development with the unemployment rate holding at the current high level.

U.S. equity markets posted excellent returns for the fiscal year, continuing their rebound from the 2008-2009 drop. However, the strong overall results masked several bouts of significant volatility during the period. At various times throughout the year, unfavorable data regarding employment, housing, and consumer spending weighed on the markets as did unrelenting negative headlines about regulatory action against financial firms, the Gulf of Mexico oil spill, and political posturing regarding financial reform. Midway through the fiscal year, markets plunged in response to concerns over the sovereign debt situation in Southern Europe and a potential major slowdown in China. Then on May 6, 2010 the equity markets experienced a “flash crash” with the Dow Jones Industrials Average falling nearly 1,000 points in a matter of minutes for no apparent fundamental reason. In the end, however, equity markets showed resilience, shrugging off these events. Markets advanced significantly as investors focused on positive news, including strong corporate earnings reports, improved U.S. economic growth indicators, and the Federal Reserve’s stimulative positioning.

What worked for the fund and why?
The fund’s performance was enhanced by sector allocation during the fiscal year. Relative to the custom benchmark, the fund was overweight in the consumer discretionary sector. This was the strongest performing area of the market during the period as investors discounted the outlook for improving consumer spending, especially among higher income households. The fund’s overweight position in the telecommunications services sector also aided results as investors sought out extra dividend yield opportunities in this high-yielding area of the market.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101  (% of net assets)

Chevron	2.8%
Exxon Mobil	2.6
ConocoPhillips	2.3
Bristol-Myers Squibb	2.2
General Electric	2.1
Microsoft	2.0
First American Prime Obligations Fund, Class Z	2.0
Johnson & Johnson	1.8
Abbott Laboratories	1.7
Intel	1.7

 Sector Allocation as of October 31, 20101  (% of net assets)

Financials	15.2%
Information Technology	14.7
Consumer Discretionary	12.3
Industrials	11.9
Energy	11.6
Healthcare	9.0
Consumer Staples	7.0
Materials	6.5
Telecommunication Services	5.9
Utilities	4.0
Short-Term Investment	2.0
Other Assets and Liabilities, Net[2]	(0.1)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   3

Equity Income Fund

Stock selection also contributed positively to fund results in several sectors. In financials, insurance companies Aflac and Old Republic International were standout performers, with investors re-evaluating their recovering earnings prospects in a more stable financial market environment. Real estate investment trust holdings Mid-America Apartment Communities, Ventas, and Annaly Capital Management added to the fund’s performance as this area of the market benefited from investor interest in their high dividend yields. Two bank holdings, KeyCorp and Astoria Financial, were also standouts as ongoing concerns related to the residential and commercial credit markets weighed more heavily on other companies within the group.

In the consumer discretionary sector, Hasbro, Brunswick, and J.C. Penney benefited the fund, generally beating investor earnings forecasts, while restaurant companies YUM! Brands, Darden Restaurants, and McDonald’s also provided solid results in that generally strong performing group. In the materials sector, E.I. du Pont de Nemours, Huntsman, PPG Industries, and Freeport-McMoRan Copper & Gold all rose significantly, reflecting their strong earnings performance. In telecommunications, Qwest Communications and CenturyLink added significantly to the fund’s results as investors bid those stocks up in a favorable response to their plans to merge operations. Windstream was another standout performer in the sector as investors preferred higher dividend companies within the group. Other strong contributors included: Emerson Electric due to continued strength in its emerging markets operations; utility sector holding Westar Energy; and technology holdings Analog Devices and Maxim Integrated Products in the strongly performing semiconductor group.

What did not work for the fund and why?
The fund’s worst-performing sectors relative to the custom benchmark were healthcare and energy. In the healthcare sector, fund holdings Baxter International and Covidien disappointed as they fell short of investor earnings expectations. In energy, the fund’s position in BP hindered results as the company’s well-publicized oil spill in the Gulf of Mexico hurt the stock.

What strategic moves were made by the fund and why?
At the end of the fiscal year, the fund was positioned for a gradual broadening of the economic recovery in the United States and continued moderating growth in emerging market economies. Asian countries, however, are expected to continue to show stronger growth than the developed economies. The fund’s sector overweights are modest and include consumer discretionary, information technology, telecommunications services, and materials. On the other hand, the fund remains underweight relative to the custom benchmark in the consumer staples, energy, and industrials sectors. The fund will continue to emphasize primarily large, U.S.-based companies with growing global franchises and dividend policies that support above-average current yields and dividend growth.

4   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2

	October 31, 2010				September 30, 2010*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	11.91%	2.65%	2.52%	—	6.16%	1.67%	2.52%	—

Class B	12.59%	2.73%	2.33%	—	6.53%	1.74%	2.33%	—

Class C	16.60%	3.05%	2.32%	—	10.45%	2.06%	2.32%	—

Average annual return without sales charge (NAV)
Class A	18.46%	3.82%	3.10%	—	12.35%	2.82%	3.10%	—

Class B	17.59%	3.05%	2.33%	—	11.53%	2.06%	2.33%	—

Class C	17.60%	3.05%	2.32%	—	11.45%	2.06%	2.32%	—

Class R	18.16%	3.55%	—	4.59%	11.96%	2.55%	—	4.25%

Class Y	18.78%	4.07%	3.35%	—	12.51%	3.07%	3.35%	—

S&P 500 Index[3]	16.52%	1.73%	(0.02)%	3.81%	10.16%	0.64%	(0.43)%	3.42%

S&P 500 Dividend Only Stocks Index[4]	15.15%	1.22%	0.93%	3.09%[5]	9.56%	0.18%	0.70%	2.72%[5]

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investment performance in the table reflects fee waivers that had in effect for certain portions of the periods indicated. In the absence of such fee waivers, total returns would be reduced.

As of the most recent prospectus, the fund’s total annual operating expense ratio for Class A, Class B, Class C, Class R, and Class Y shares was 1.19%, 1.94%, 1.94%, 1.45%, and 0.94%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,6  as of October 31, 2010

Equity Income Fund, Class A (NAV)	$13,567

Equity Income Fund, Class A (POP)	$12,820

S&P 500 Index[3]	$9,983

S&P 500 Dividend Only Stocks Index[4]	$10,967

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/2000 to 10/31/2010) as compared to the S&P 500 Index3 and the S&P 500 Dividend Only Stocks Index4.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.

[4]	The S&P 500 Dividend Only Stocks Index custom benchmark is composed of companies in the S&P 500 Index that have an indicated annual dividend.

[5]	The performance since inception of this index is calculated from the month end following the inception of the class.

[6]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   5

Global Infrastructure Fund

Investment Objective: to provide long-term growth of capital and income

How did the fund perform for the fiscal year ended October 31, 2010?
The First American Global Infrastructure Fund (the “fund”), Class Y shares, returned 22.92% for the fiscal year ended October 31, 2010 (Class A shares returned 22.56% without taking the sales charge into account). By comparison, the fund’s benchmark, the Standard & Poor’s Global Infrastructure Index*, returned 14.37% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy continued on its slow path to recovery during the fiscal year. Economic growth indicators appeared to stabilize, relieving persistent fears of a double-dip recession. However, the jobless rate continued to hold above 9%, marking the longest stretch above this rate on record. The sluggish nature of the recovery led the Federal Reserve to continue its stimulative fiscal positioning. Toward the end of the period, the Fed expanded its quantitative easing by committing to buy up Treasury bonds in the hopes of driving investors to purchase riskier asset classes such as corporate debt and equities. Inflation data during the period remained very subdued; however, oil and broader commodity prices jumped sharply toward the end of the fiscal year in anticipation of the Fed’s further easing. Higher energy, commodity, and import prices are unlikely to materially change the underlying inflation trend unless they push wage and compensation rates higher, an unlikely development with the unemployment rate holding at the current high level.

U.S. equity markets posted excellent returns for the fiscal year, continuing their rebound from the 2008-2009 drop. However, the strong overall results masked several bouts of significant volatility during the period. At various times throughout the year, unfavorable data regarding employment, housing, and consumer spending weighed on the markets as did unrelenting negative headlines about regulatory action against financial firms, the Gulf of Mexico oil spill, and political posturing regarding financial reform. Midway through the fiscal year, markets plunged in response to concerns over the sovereign debt situation in Southern Europe and a potential major slowdown in China. Then on May 6, 2010 the equity markets experienced a “flash crash” with the Dow Jones Industrials Average falling nearly 1,000 points in a matter of minutes for no apparent fundamental reason. In the end, however, equity markets showed resilience, shrugging off these events. Markets advanced significantly as investors focused on positive news, including strong corporate earnings reports, improved U.S. economic growth indicators, and the Federal Reserve’s stimulative positioning.

What worked for the fund and why?

The fund weathered a very volatile environment for infrastructure, outpacing the index for the fiscal year. Early in the year, the infrastructure segment benefited from the overall strengthening of global economies. However, mid-way through the period, the asset class experienced significant weakness as sovereign debt issues in Southern Europe and the fear of a Chinese government-instituted liquidity squeeze caused infrastructure stocks to sell off. Later in the fiscal year, the segment rebounded strongly from its oversold state as the global economic outlook continued to gain momentum.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101  (% of net assets)

China Merchangs Holdings International	3.4%
Republic Services	3.1
Vinci	3.1
Enbridge	3.0
Tokyo Electric Power	3.0
Transburban Group	3.0
Spectra Energy	2.8
Beijing Enterprises Holdings	2.6
Sempra Energy	2.3
Crown Castle International	2.3

 Country Allocation as of October 31, 20101  (% of net assets)

United States	21.0%
Japan	12.0
Singapore	9.9
Hong Kong	9.1
Australia	8.6
France	6.6
Canada	6.0
United Kingdom	4.9
Brazil	4.0
Spain	3.0
Other[2]	13.7
Short-Term Investment	0.6
Other Assets & Liabilities, Net[3]	0.6

100.0%

[1]	Fund holdings and sector/country allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Refer to the fund’s Schedule of Investments for further country breakout.

[3]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

6   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Because of our concerns over sovereign debt issues early on, we lowered the fund’s weighting in Southern Europe vs. the index, particularly in countries such as Spain, Italy, and Portugal. This underweight position proved beneficial to the fund’s performance partway through the fiscal year. As the situation in Southern Europe progressed, we were able to use the market’s overreaction to substantially reduce the fund’s underweight and buy a number of attractive companies at significant discounts to intrinsic value. Similarly, the fund was able to take advantage of the sell-off in the Asian markets caused by concerns over monetary policy tightening by the Chinese government. The fund benefited from a number of advantageous stock purchases in the port, rail, diversified, and gas utilities sectors, particularly in Hong-Kong based companies.

The fund also gained significantly from its underweight position in electric utilities. We typically maintain an underweight stance in the electric utilities sector because most of the integrated and generation-specific companies in the index don’t qualify as core holdings under our definition of infrastructure. Integrated and generation-specific utilities performed poorly for part of the period due to very weak natural gas prices, which in turn led to lower power prices. Additionally, the fund benefited from underweights in two German integrated electric utilities that underperformed as the country’s government sought to reduce its deficit by assessing significant taxes on nuclear operations. When we do own electric utilities in the fund, we look for companies that have a significant amount of exposure to renewable generation and regulated electric transmission and distribution because these firms provide very consistent cash flows.

Additionally, performance was aided by several out-of-index toll road holdings during the period. Also, in technology infrastructure, the fund was rewarded for its exposure to two areas not represented in the index: cell phone tower infrastructure companies and data centers. Data centers are buildings in the electric, fiber-optic, or internet grid that house the servers needed to drive companies’ businesses. In diversified infrastructure, the fund benefited from multiple holdings spread throughout Asia and Australia, particularly Brookfield Infrastructure Partners. Early in the period, Brookfield was able to take controlling interest in prime seaport, gas pipeline, and coal terminal assets from an overleveraged Australian infrastructure company that got into trouble during the economic downturn.

What did not work for the fund and why?

In the airport sector, the fund underperformed the benchmark because of its underweight position in Australian company MAP Group (formerly Macquarie Airports). MAP Group’s stock price benefited from the strength of the Australian dollar and the company’s continued streamlining efforts, which include internalizing management and divesting in non-core assets. The fund’s performance was also hindered by several out-of-index positions in Japanese gas utilities and rail companies that were weighed down by uncertainty over high debt levels and the need to raise capital. Additionally, the fund underperformed in the toll road sector due to its underweight positions in two firms that received takeover offers. Finally, we were a little early with our move to increase the fund’s weighting in ports midway through the fiscal year due to the attractive fundamentals we were seeing in the sector.

What strategic moves were made by the fund and why?
We continued to be very active in the fund, taking advantage of relative value trading opportunities. The environment throughout the fiscal year highlighted the strengths of our bottom-up company analysis that helps us uncover this relative value within each sector. When stocks trade down based on where the companies are domiciled or irrational fears, and not on fundamentals, it provides buying opportunities for the fund. One of the main advantages of a listed infrastructure strategy is the ability to capitalize on short-term market dislocations using our active management style.

Earlier in the fiscal year, we had reduced the fund’s European exposure based on country-specific deficit concerns that would result in declining stock prices. Later in the period, we began shifting the fund back toward its historical country weightings. Staying true to our investment strategy, we maintained the fund’s lower risk level (as measured by beta*) vs. our benchmark and other more diversified global indices during the fiscal year. As the economy continued to recover, we looked for opportunities in slightly more cyclical sectors such as airports, pipelines, toll roads, and ports. These sectors typically demonstrate less correlation to Gross Domestic Product and are a little less cyclical than the broader market; however, they are more cyclical than other areas of the infrastructure segment.

*	A statistical measure of a fund’s or stock’s volatility as compared to the overall market.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   7

Global Infrastructure Fund

 Annual Performance1,2

	October 31, 2010			September 30, 2010*
		Since Inception	Since Inception		Since Inception	Since Inception
	1 year	12/17/2007	11/3/2008	1 year	12/17/2007	11/3/2008
Average annual return with sales charge (POP)
Class A	15.88%	(3.06)%	—	10.02%	(4.61)%	—

Class C	20.62%	—	21.41%	14.47%	—	19.82%

Average annual return without sales charge (NAV)
Class A	22.56%	(1.14)%	—	16.45%	(2.67)%	—

Class C	21.62%	—	21.41%	15.47%	—	19.82%

Class R	22.27%	—	21.97%	16.28%	—	20.42%

Class Y	22.92%	(0.94)%	—	16.81%	(2.45)%	—

S&P Global Infrastructure Index[3]	14.37%	(6.44)%	14.46%	6.91%	(8.15)%	12.42%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00% for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

As of the most recent prospectus, the fund’s total annual operating expense ratio before waivers (including acquired fund fees and expenses) for Class A, Class C, Class R and Class Y shares was 2.47%, 3.22%, 2.72% and 2.22%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least February 28, 2011 so that the total annual fund operating expenses (after all waivers and excluding acquired fund fees and expenses) for Class A and Class Y shares do not exceed 1.25%, 2.00%, 1.50% and 1.00%, respectively. These fee waivers and expense reimbursements may be terminated at any time after February 28, 2011, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2010

Global Infrastructure, Class A (NAV)	$9,675

Global Infrastructure, Class A (POP)	$9,144

S&P Global Infrastructure Index[3]	$8,260

The chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 12/17/2007 to 10/31/2010) as compared to the S&P Global Infrastructure Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	The unmanaged S&P Global Infrastructure Index in comprised of 75 of the largest publicly listed infrastructure companies from around the world that meet specific investability requirements.

[4]	Performance for Class C, Class R and Class Y shares are not presented. Performance for these classes will vary due to the different expense structures.

8   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

International Fund

Investment Objective: long-term growth of capital

How did the fund perform for the fiscal year ended October 31, 2010?
The First American International Fund (the “fund”), Class Y shares, returned 8.52% for the fiscal year ended October 31, 2010 (Class A shares returned 8.21% without taking the sales charge into account). By comparison, the fund’s benchmark, the MSCI EAFE Index*, returned 8.82% for the same period.

How did market conditions affect stock performance during the fiscal year?
International stock market returns over the 12-month period were generally strong, continuing last year’s recovery from the 2008-2009 global crash. As was the case last year, emerging economies’ gains were higher. The MSCI Emerging Markets Index gained more than 21%, while the developed nation focused MSCI EAFE Index registered only a slight gain of 4%. The MSCI AC World Investable Market Index ex. U.S.A., which is comprised of approximately 80% developed and 20% emerging market nations, gained more than 8%.

These relatively good returns masked major shifts and concerns that arose during the fiscal year. The three most notable issues were: the struggles over deleveraging, particularly in the United States but also affecting economies in Europe; the related crisis with the euro as countries attempted to control sovereign debt in the face of lower economic activity; and high, export-led growth in emerging markets that threatened inflation and bubbles in their asset markets. For example, concerns about insolvency at European banks, and their governments’ inability to backstop them, caused the MSCI EAFE Index to drop more than 15% between January 1, 2010 and mid-May. During this same timeframe, the more buoyant MSCI Emerging Markets Index also experienced a decline. After that low point, most markets enjoyed steady growth as investors generally expressed confidence in nations’ ability to work out their imbalances without disruption. As we write this review in November, those beliefs are being tested anew.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101  (% of net assets)

State Street Institutional Liquid Reserves Fund	4.4%
U.S. Treasury Bill, 0.185%, 11/04/2010	2.9
Roche Holding	1.9
Nestle	1.9
SMC	1.5
Novartis	1.4
Canon	1.4
Adidas	1.2
FANUC	1.1
BNP Paribas	1.1

 Country Allocation as of October 31, 20101  (% of net assets)

Japan	19.2%
United Kingdom	15.2
Germany	8.9
Switzerland	8.7
France	6.5
Canada	5.5
United States	3.9
China	2.6
Hong Kong	2.6
Australia	2.0
Other[2]	17.4
Short-Term Investments	7.6
Other Assets & Liabilities, Net[3]	(0.1)

100.0%

[1]	Fund holdings and sector/country allocations are subject to change at any time and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each country through direct investments and do not reflect the impact on country allocation of holding derivative instruments, such as futures contracts. See Note 2 in Notes to Financial Statements and the fund’s Schedule of Investments for derivatives held at October 31, 2010.

[2]	Refer to the fund’s Schedule of Investments for further country breakout.

[3]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   9

International Fund

What worked for the fund and why?
We continued to use the management approach detailed last year. Two subadvisors select stocks according to the growth or value styles, while we allocate between the subadvisors, adjust the overall portfolio balance and country emphasis using index-related investments, and select stocks in the infrastructure sector. The growth stock portion of the fund outperformed in last year’s markets. The fund also benefited from our theme of avoiding Spain, which was a strong success as continuing concern about its low growth and high debt dogged all of peripheral Europe. The fund’s European exposure was focused in the northern nations of Germany, Sweden, and the Netherlands, which all outpaced the rest of the continent. On balance, the fund’s underemphasis in Europe was complemented by overemphasizing emerging markets – especially China, after our initial concern about high valuations. Furthermore, the fund had good results from our general underweight to Japan, the weakest of the large-economy markets. A couple of significant stock selections were strong contributors, including ARM Holdings, a designer of chips for virtually all smart phones, and BP, in which the portfolio enjoyed a well-timed positioning.

What did not work for the fund and why?
The fund unsuccessfully emphasized technology stocks during a period when most of the sector failed to match ARM Holdings’ strong results. Also, we underweighted consumer discretionary stocks out of concern for deferred consumer spending in developed markets. Unfortunately, the consumer discretionary sector performed relatively well. Finally, our concerns about the growing difficulties in the European financial system led us to hedge away the fund’s euro exposure during the second half of the year, just as investors’ concerns were being soothed.

What strategic moves were made by the fund and why?
The fund’s primary strategy continues to be to direct more emphasis toward emerging nations, where we continue to see higher growth rates that are less affected by the overhang of the recession than developed nations have been. Although the fund is underweight in Europe, its position in Northern Europe — Germany, Sweden, and the Netherlands — continues to be strong. These nations are on the periphery of the Eurozone, especially Spain and Italy, where the fund’s underweight resides.

In the first half of 2010, the fund pulled back on its emphasis to China, as concern mounted about tightening credit conditions to contain inflation and asset bubbles. We restored a positive position mid-year and had a significant overweight at year end. We also looked to spread out the fund’s emphasis in emerging Asia to catch the rapid growth in the region with less impact from Chinese policies. At the end of the fiscal year, we had moved back to a guarded overemphasis. In contrast, we reduced the fund’s position in India, due to ongoing inflation pressures that are leading the central bank to raise rates and otherwise restrict credit. Due to world commodity demand and the ever-unpredictable supply, we expect prices will continue to be a concern there and in other nations where food is a large part of household budgets.

As the recovery has matured, we have seen a fall-off in activity associated with a recovery, especially inventory rebuilding. We expect more moderate growth across the globe, but continue to emphasize commodity-producing areas as demand should continue to be strong.

10   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2

	October 31, 2010				September 30, 2010*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	2.23%	1.30%	0.39%	—	(3.72)%	0.29%	(0.54)%	—

Class B	2.42%	1.30%	0.18%	—	(3.82)%	0.29%	(0.73)%	—

Class C	6.50%	1.70%	—	4.57%	0.14%	0.67%	—	4.26%

Average annual return without sales charge (NAV)
Class A	8.21%	2.45%	0.96%	—	1.92%	1.43%	0.03%	—

Class B	7.42%	1.66%	0.18%	—	1.18%	0.64%	(0.73)%	—

Class C	7.50%	1.70%	—	4.57%	1.14%	0.67%	—	4.26%

Class R	7.94%	2.23%	0.73%	—	1.67%	1.22%	(0.18)%	—

Class Y	8.52%	2.71%	1.20%	—	2.21%	1.68%	0.28%	—

MSCI EAFE Index[3]	8.82%	3.79%	3.61%	8.14%	3.71%	2.45%	2.99%	7.80%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge (’“DSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

As of the most recent prospectus, the fund’s total annual operating expense ratio before waivers and including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”) for Class A, Class B, Class C, Class R, and Class Y shares was 1.60%, 2.35%, 2.35%, 1.85%, and 1.35%, respectively. The advisor has contractually agreed to waive fees through February 28, 2011 so that the total annual fund operating expenses, not including any acquired fund fees and expenses, for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 1.49%, 2.24%, 2.24%, 1.74%, and 1.24%, respectively. These fee waivers may be terminated at any time after February 28, 2011, at the discretion of the advisor. Prior to that time, such waivers may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2010

International Fund, Class A (NAV)	$10,999

International Fund, Class A (POP)	$10,396

MSCI EAFE Index[3]	$14,251

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 10/31/2000 to 10/31/2010 as compared to the MSCI EAFE Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Effective November 3, 2008, Altrinsic Global Advisors, LLC and Hansberger Global Investors, Inc., were named subadvisors of the fund and began managing the fund’s assets. On September 24, 2001, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund. Performance history prior to September 24, 2001 represents that of the Firstar International Growth Fund.

[3]	An unmanaged index of common stocks in Europe, Australasia, and the Far East.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   11

International Select Fund

Investment Objective: long-term growth of capital

How did the fund perform for the fiscal year ended October 31, 2010?
The First American International Select Fund (the “fund”), Class Y shares, returned 13.14% for the fiscal year ended October 31, 2010 (Class A shares returned 12.72% without taking the sales charge into account). By comparison, the fund’s benchmark, the MSCI All Country World Investable Market Index ex. U.S.A.*, returned 14.10% for the same period.

How did market conditions affect stock performance during the fiscal year?
International stock market returns over the 12-month period were generally strong, continuing last year’s recovery from the 2008-2009 global crash. As was the case last year, emerging economies’ gains were higher. The MSCI Emerging Markets Index gained more than 21%, while the developed nation focused MSCI EAFE Index registered only a slight gain of 4%. The MSCI AC World Investable Market Index ex. U.S.A., which is comprised of approximately 80% developed and 20% emerging market nations, gained more than 8%.

These relatively good returns masked major shifts and concerns that arose during the fiscal year. The three most notable issues were: the struggles over deleveraging, particularly in the United States but also affecting economies in Europe; the related crisis with the euro as countries attempted to control sovereign debt in the face of lower economic activity; and high, export-led growth in emerging markets that threatened inflation and bubbles in their asset markets. For example, concerns about insolvency at European banks, and their governments’ inability to backstop them, caused the MSCI EAFE Index to drop more than 15% between January 1, 2010 and mid-May. During this same timeframe, the more buoyant MSCI Emerging Markets Index also experienced a decline. After that low point, most markets enjoyed steady growth as investors generally expressed confidence in nations’ ability to work out their imbalances without disruption. As we write this review in November, those beliefs are being tested anew.

What worked for the fund and why?
We continued to use the management approach detailed last year. Three subadvisors select stocks according to growth, value, or emerging market styles, while we allocate among the subadvisors, adjust the overall portfolio balance and country emphasis using index-related investments, and select stocks in the infrastructure sector. The fund benefited from strong stock selection from two of the subadvisors. Also, our overall theme of avoiding Spain was a strong success as was our emphasis on Canada, an important supplier of minerals and energy and an often-overlooked, world investment opportunity. Additionally, overemphasizing emerging markets – especially China after our initial concern about high valuations – while directing the fund’s European exposure toward Northern Europe, worked well. Furthermore, the fund had good results from our general underweight to Japan, the weakest of the large-economy markets. A couple of significant stock selections were strong contributors, including ARM Holdings, a designer of chips for virtually all smart phones, and BP, in which the portfolio enjoyed a well-timed positioning.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101 (% of net assets)

State Street Institutional Liquid Reserves Fund	3.3%
U.S. Treasury Bill, 0.185%, 11/04/2010	2.8
Roche Holding	1.4
Vale – ADR	1.3
Nestle	1.3
Market Vectors Russia	1.2
SMC	1.1
Novartis	1.0
Canon	1.0
Adidas	0.9

 Country Allocation as of October 31, 20101 (% of net assets)

Japan	14.1%
United Kingdom	10.1
Germany	6.9
Brazil	6.5
Switzerland	6.4
France	5.1
Canada	4.8
United States	4.7
China	3.9
South Korea	2.9
Other[2]	28.1
Short-Term Investments	6.5

100.0%

[1]	Fund holdings and sector/country allocations are subject to change at any time and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each country through direct investments and do not reflect the impact on country allocation of holding derivative instruments, such as futures contracts. See Note 2 in Notes to Financial Statements and the fund’s Schedule of Investments for derivatives held at October 31, 2010.

[2]	Refer to the fund’s Schedule of Investments for further country breakout.

12   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

What did not work for the fund and why?
The fund unsuccessfully emphasized technology stocks during a period when most of the sector failed to match ARM Holdings’ strong results. Also, we underweighted consumer discretionary stocks out of concern for deferred consumer spending in developed markets. Unfortunately, the consumer discretionary sector performed relatively well. Stock selection detracted, on balance, as a large number of modest disappointments offset successes. Finally, our concerns about the growing difficulties in the European financial system led us to hedge away the fund’s euro exposure during the second half of the year, just as investors’ concerns were being soothed.

What strategic moves were made by the fund and why?
The fund’s primary strategy continues to be to direct more emphasis toward emerging nations, where we continue to see higher growth rates that are less affected by the overhang of the recession than developed nations have been. Although the fund is underweight in Europe, its position in Northern Europe – Germany, Sweden, and the Netherlands – continues to be strong. These nations are on the periphery of the Eurozone, especially Spain and Italy, where the fund’s underweight resides.

In the first half of 2010, the fund pulled back on its strong emphasis to China, as concern mounted about tightening credit conditions to contain inflation and asset bubbles. We restored a positive position mid-year and had a significant overweight at year end. We also looked to spread out the fund’s emphasis in emerging Asia to catch the rapid growth in the region with less impact from Chinese policies. At the end of the fiscal year, we had moved back to a guarded overemphasis. In contrast, we reduced the fund’s position in India, due to ongoing inflation pressures that are leading the central bank to raise rates and otherwise restrict credit. Due to world commodity demand and the ever-unpredictable supply, we expect prices will continue to be a concern there and in other nations where food is a large part of household budgets.

As the recovery has matured, we have seen a fall-off in activity associated with a recovery, especially inventory rebuilding. We expect more moderate growth across the globe, but continue to emphasize commodity-producing areas as demand should continue to be strong.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   13

International Select Fund

 Annual Performance1,2

	October 31, 2010		September 30, 2010*
		Since Inception		Since Inception
	1 year	12/21/2006	1 year	12/21/2006
Average annual return with sales charge (POP)
Class A	6.57%	(1.52)%	0.96%	(2.32)%

Class C	11.00%	(0.81)%	5.14%	(1.59)%

Average annual return without sales charge (NAV)
Class A	12.72%	(0.07)%	6.89%	(0.86)%

Class C	12.00%	(0.81)%	6.14%	(1.59)%

Class R	12.59%	(0.32)%	6.73%	(1.11)%

Class Y	13.14%	0.21%	7.19%	(0.60)%

MSCI AC World Investable Market Index Ex. USA[3]	14.10%	0.02%	8.90%	(0.89)%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charges of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

As of the most recent prospectus, the fund’s total annual operating expense ratio, including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class C, Class R, and Class Y shares was 1.78%, 2.53%, 2.03%, and 1.53%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through February 28, 2011 so that the total annual fund operating expenses for Class A, Class C, Class R, and Class Y shares do not exceed 1.49%, 2.24%, 1.74%, and 1.24%, respectively. These fee waivers and expense reimbursements may be terminated at any time after February 28, 2011, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2010

International Select Fund, Class A (NAV)	$9,974

International Select Fund, Class A (POP)	$9,427

MSCI AC World Investable Market Index Ex. USA[3]	$10,009

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 12/21/2006 to 10/31/2010) as compared to the MSCI AC World Investable Market Index Ex. USA3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index of stocks representing developed and emerging markets around the world that collectively comprise most foreign stock markets.

[4]	Performance for Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

14   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Large Cap Growth Opportunities Fund

Investment Objective: long-term growth of capital

How did the fund perform for the fiscal year ended October 31, 2010?
The First American Large Cap Growth Opportunities Fund (the “fund”), Class Y shares, returned 25.34% for the fiscal year ended October 31, 2010 (Class A shares returned 25.03% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 1000 Growth Index*, returned 19.65% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy continued on its slow path to recovery during the fiscal year. Economic growth indicators appeared to stabilize, relieving persistent fears of a double-dip recession. However, the jobless rate continued to hold above 9%, marking the longest stretch above this rate on record. The sluggish nature of the recovery led the Federal Reserve to continue its stimulative fiscal positioning. Toward the end of the period, the Fed expanded its quantitative easing by committing to buy up Treasury bonds in the hopes of driving investors to purchase riskier asset classes such as corporate debt and equities. Inflation data during the period remained very subdued; however, oil and broader commodity prices jumped sharply toward the end of the fiscal year in anticipation of the Fed’s further easing. Higher energy, commodity, and import prices are unlikely to materially change the underlying inflation trend unless they push wage and compensation rates higher, an unlikely development with the unemployment rate holding at the current high level.

U.S. equity markets posted excellent returns for the fiscal year, continuing their rebound from the 2008-2009 drop. However, the strong overall results masked several bouts of significant volatility during the period. At various times throughout the year, unfavorable data regarding employment, housing, and consumer spending weighed on the markets as did unrelenting negative headlines about regulatory action against financial firms, the Gulf of Mexico oil spill, and political posturing regarding financial reform. Midway through the fiscal year, markets plunged in response to concerns over the sovereign debt situation in Southern Europe and a potential major slowdown in China. Then on May 6, 2010 the equity markets experienced a “flash crash” with the Dow Jones Industrials Average falling nearly 1,000 points in a matter of minutes for no apparent fundamental reason. In the end, however, equity markets showed resilience, shrugging off these events. Markets advanced significantly as investors focused on positive news, including strong corporate earnings reports, improved U.S. economic growth indicators, and the Federal Reserve’s stimulative positioning.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101  (% of net assets)

Apple	7.5%
Amazon.com	3.6
Visa, Class A	2.5
Priceline.com	2.4
QUALCOMM	2.1
Dollar Tree	2.1
Oracle	2.1
Google, Class A	2.0
Netflix	1.9
Cummins	1.8

 Sector Allocation as of October 31, 20101  (% of net assets)

Information Technology	39.1%
Consumer Discretionary	23.8
Industrials	12.1
Healthcare	9.0
Energy	7.0
Consumer Staples	3.1
Financials	2.9
Materials	1.5
Telecommunication Services	1.2
Short-Term Investment	0.1
Other Assets and Liabilities, Net[2]	0.2

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   15

Large Cap Growth Opportunities Fund

What worked for the fund and why?
As is typical for the fund, individual stock selection had the greatest impact on its strong performance during the past fiscal year. The consumer discretionary and technology sectors – home to many outstanding franchise growth companies – produced several of the fund’s largest winners during the period. Within consumer discretionary, long-held favorites priceline.com, Amazon.com, and Chipotle Mexican Grill each rose significantly. Both priceline.com and Amazon.com benefited from the secular growth of e-commerce as consumers are increasingly turning to the internet for travel planning and shopping. Priceline.com also continued to generate very strong profit growth – particularly because of its heavy exposure to European and Asian travel. Meanwhile Amazon.com continued to distance itself from e-commerce competitors as it broadened product offerings, expanded distribution capabilities worldwide, and offered free shipping on an increasing number of orders. Chipotle’s formula of offering healthy and fast Mexican food continued to resonate with consumers, providing ample growth opportunities.

In the technology sector, Apple and F5 Networks followed very strong 2009 fiscal year performance with material gains over the past year as well. Apple has profitably introduced the most innovative products in the technology arena, expanding on its incredible success with the iPod and iPhone by introducing the iPad. The earnings growth that Apple has produced has been phenomenal. F5 Networks has the leading market share in the fast-growing area of application delivery networking, which provides intelligent products to improve data network speed and efficiency.

While the companies mentioned above have been held in the fund for a number of years, several newcomers also contributed meaningfully to performance. The fund was rewarded with strong contributions from Netflix, the leading DVD-by-mail and streaming video company; Wynn Resorts, the premier casino operator with increasing exposure to Asian gambling; Perrigo, a leading manufacturer of generic over-the-counter products; and Edwards Lifesciences, a medical products company that is transforming the treatment of heart valve disease. The success of these newcomers indicates that our process continued to uncover rewarding investment ideas.

What did not work for the fund and why?
As described above, individual stock selection had the largest impact on the fund’s performance. As in previous years, the stocks that detracted most from performance during 2010 experienced negative earnings revisions or downward valuation adjustments caused by concerns about the sustainability of growth. Goldman Sachs and CVS Caremark were examples of the former, while Visa and Medco Health Solutions were examples of the latter. Goldman’s earnings were below expectations and below last year’s due to lower trading and investment banking activity. CVS, which has attempted to be an integrated drugstore and pharmacy benefit management company, felt pressures in both of its businesses. Conversely, Visa, the global credit and debit card transaction processing network, continued to produce strong earnings results. However, concerns about how regulatory changes may impact the company’s profitability caused Visa’s valuation to fall by approximately 25% over the past year. Similarly, Medco, the leading pharmacy benefit management company, produced strong earnings growth, but had a 20% fall in its valuation as investors contemplated a potential slowdown in its long-term growth prospects.

What strategic moves were made by the fund and why?
Our basic philosophy remains the same. We identify companies with attractive long-term earnings growth prospects, solid management teams, and durable competitive advantages. From that group, we invest in those with fair valuations and approaching catalysts. Although there are individual position changes during any year, the basic framework holds and this past year was no different. As such, most of the changes that we made during the fiscal year reflected our bottom-up, one-stock-at-a-time approach. Stocks that we sold generally faced current and/or future earnings pressures. While the companies remained well run and had favorable long-term growth outlooks, their replacements, in our opinion, have better earnings growth prospects over the next 12 months. For example, we sold companies such as Blackrock, Abbott Laboratories, and Adobe and purchased Allergan, a leading ophthalmic pharmaceutical company; Dollar Tree, the largest and most successful single-price-point retailer in the country; Discovery Communications, the world’s number one cable content company; and the newer investments highlighted above. On the margin, we supplemented our single-stock approach with slight thematic tilts. Currently, we are slightly tilted toward pure growth companies as opposed to cyclical growth companies (which can be more attractive during the earlier stages of an economic recovery) or more stable companies (generally emphasized when we are worried about economic growth). These pure growth companies should do well in a decelerating, but still strong, earnings growth environment. In summary, we will continue to identify franchise growth companies, buy them at what we believe to be opportune moments, and hold them for the long term, with a goal of outperforming our benchmark over time.

16   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2

	October 31, 2010					September 30, 2010*
	1 year	5 years	10 years	11/27/2000	9/24/2001	1 year	5 years	10 years	11/27/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	18.15%	2.71%	(1.71)%	—	—	10.71%	1.61%	(2.44)%	—	—

Class B	19.07%	2.75%	(1.89)%	—	—	11.26%	1.63%	(2.62)%	—	—

Class C	23.07%	3.10%	—	—	3.22%	15.29%	2.00%	—	—	2.71%

Average annual return without sales charge (NAV)
Class A	25.03%	3.38%	(1.15)%	—	—	17.13%	2.76%	(1.88)%	—	—

Class B	24.07%	3.11%	(1.89)%	—	—	16.26%	2.00%	(2.62)%	—	—

Class C	24.07%	3.10%	—	—	3.22%	16.29%	2.00%	—	—	2.71%

Class R	24.71%	3.61%	—	(0.64)%	—	16.81%	2.50%	—	(1.13)%	—

Class Y	25.34%	4.14%	(0.90)%	—	—	17.42%	3.02%	(1.64)%	—	—

Russell 1000 Growth Index[3]	19.65%	3.21%	(2.52)%	(1.61)%	3.75%	12.65%	2.06%	(3.44)%	(2.09)%	3.25%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Growth stocks typically have more volatility than value stocks; whereas value stocks tend to have slower earnings growth rates.

As of the most recent prospectus, the fund’s total annual operating expense ratio, including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class B, Class C, Class R, and Class Y shares was 1.22%, 1.97%, 1.97%, 1.47%, and 0.97%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2010

Large Cap Growth Opportunities Fund, Class A (NAV)	$8,907

Large Cap Growth Opportunities Fund, Class A (POP)	$8,418

Russell 1000 Growth Index[3]	$7,749

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/2000 to 10/31/2010) as compared to the Russell 1000 Growth Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On September 24, 2001, the First American Large Cap Growth Opportunities Fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001 represents that of the Firstar Large Cap Core Equity Fund.

[3]	An unmanaged index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   17

Large Cap Select Fund

Investment Objective: capital appreciation

How did the fund perform for the fiscal year ended October 31, 2010?
The First American Large Cap Select Fund (the “fund”), Class Y shares, returned 19.75% for the fiscal year ended October 31, 2010 (Class A shares returned 19.49% without taking the sales charge into account). By comparison, the fund’s benchmark, the Standard & Poor’s 500 Index* (“S&P 500 Index”), returned 16.52% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy continued on its slow path to recovery during the fiscal year. Economic growth indicators appeared to stabilize, relieving persistent fears of a double-dip recession. However, the jobless rate continued to hold above 9%, marking the longest stretch above this rate on record. The sluggish nature of the recovery led the Federal Reserve to continue its stimulative fiscal positioning. Toward the end of the period, the Fed expanded its quantitative easing by committing to buy up Treasury bonds in the hopes of driving investors to purchase riskier asset classes such as corporate debt and equities. Inflation data during the period remained very subdued; however, oil and broader commodity prices jumped sharply toward the end of the fiscal year in anticipation of the Fed’s further easing. Higher energy, commodity, and import prices are unlikely to materially change the underlying inflation trend unless they push wage and compensation rates higher, an unlikely development with the unemployment rate holding at the current high level.

U.S. equity markets posted excellent returns for the fiscal year, continuing their rebound from the 2008-2009 drop. However, the strong overall results masked several bouts of significant volatility during the period. At various times throughout the year, unfavorable data regarding employment, housing, and consumer spending weighed on the markets as did unrelenting negative headlines about regulatory action against financial firms, the Gulf of Mexico oil spill, and political posturing regarding financial reform. Midway through the fiscal year, markets plunged in response to concerns over the sovereign debt situation in Southern Europe and a potential major slowdown in China. Then on May 6, 2010 the equity markets experienced a “flash crash” with the Dow Jones Industrials Average falling nearly 1,000 points in a matter of minutes for no apparent fundamental reason. In the end, however, equity markets showed resilience, shrugging off these events. Markets advanced significantly as investors focused on positive news, including strong corporate earnings reports, improved U.S. economic growth indicators, and the Federal Reserve’s stimulative positioning.

What worked for the fund and why?
Strong stock selection helped the Large Cap Select Fund perform well in a difficult economic and market environment. We favored companies that had specific growth opportunities regardless of the domestic economic environment. We also held some stocks that would benefit from continued strong demand from the emerging markets.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101 (% of net assets)

Apple	4.5%
Citigroup	2.4
Anadarko Petroleum	2.4
JPMorgan Chase	2.3
Caterpillar	2.2
VMware, Class A	2.1
DIRECTV, Class A	2.0
BMC Software	2.0
Bristol-Myers Squibb	2.0
Goldman Sachs Group	1.9

 Sector Allocation as of October 31, 20101 (% of net assets)

Information Technology	29.4%
Consumer Discretionary	16.7
Industrials	12.8
Financials	10.4
Healthcare	10.4
Energy	9.7
Materials	3.8
Consumer Staples	2.7
Telecommunication Services	2.5
Utilities	1.3
Short-Term Investment	0.3

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

18   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The energy and basic material sectors were the two best-performing areas of the fund. Both sectors benefited from higher commodity prices that were tied to strong emerging market growth and a weaker U.S. dollar. The fund’s holdings in energy companies with strong production growth – such as oil and gas exploration firms Whiting Petroleum and Pioneer Natural Resources – performed very well. In basic materials, the fund’s positions in Cliffs Natural Resources, an iron ore producer, and Freeport-McMoRan Copper & Gold also added significant value.

Superior stock selection carried through to other sectors including healthcare, technology, industrials, and retail. Some noteworthy stocks that added to the fund’s performance were Apple, Sybase (which was acquired), Eaton, Caterpillar, and Williams-Sonoma.

What did not work for the fund and why?
The fund’s overweight position in financials and poor stock selection within that sector were both drags on performance. Although the fund averaged only a slight overweight in financials vs. the index, it was the worst-performing sector in the S&P 500 Index during the fiscal year. Also, the fund had almost no exposure in the real estate investment trust (REIT) industry of the financial sector. REITs were the best-performing industry within financials as these companies did not have the negative overhang of financial regulatory reform. The fund’s positions in some of the biggest financial firms like Goldman Sachs, JPMorgan Chase, and Bank of America all produced negative returns for the period. All of these companies were adversely impacted by the industry’s reform.

What strategic moves were made by the fund and why?
We positioned the fund with overweights in cyclical sectors such as consumer discretionary and technology for the whole fiscal year. Although the U.S. economic recovery has been quite slow, we are still favoring consumer discretionary stocks. We believe this sector will continue to perform well as the economic recovery progresses and as these stocks remain quite attractively valued. We also continue to like the technology sector as it is benefiting from world economic growth and recovering U.S. corporate enterprise spending. On the other hand, we have reduced the fund’s weighting in financials. Loan growth remains non-existent, net interest margins are set to decline, and uncertainty remains around financial regulatory reform. Although credit quality certainly has improved in this sector, we don’t believe this is enough to offset the negatives.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   19

Large Cap Select Fund

 Annual Performance1,2

	October 31, 2010			September 30, 2010*
			Since Inception			Since Inception
	1 year	5 years	1/31/2003	1 year	5 years	1/31/2003
Average annual return with sales charge (POP)
Class A	12.92%	(0.75)%	4.71%	4.83%	(1.83)%	4.17%

Class C	17.60%	(0.41)%	4.64%	9.13%	(1.49)%	4.12%

Average annual return without sales charge (NAV)
Class A	19.49%	0.38%	5.47%	10.95%	(0.72)%	4.94%

Class C	18.60%	(0.41)%	4.64%	10.13%	(1.49)%	4.12%

Class R	19.11%	0.13%	5.23%	10.75%	(0.95)%	4.70%

Class Y	19.75%	0.63%	5.74%	11.24%	(0.44)%	5.22%

S&P 500 Index[3]	16.52%	1.73%	6.37%	10.16%	0.64%	5.92%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

As of the most recent prospectus, the fund’s total operating expense ratio (including any acquired fees and expenses) for Class A, Class C, Class R, and Class Y shares was 1.29%, 2.05%, 1.56%, and 1.04%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2010

Large Cap Select Fund, Class A (NAV)	$15,110

Large Cap Select Fund, Class A (POP)	$14,282

S&P 500 Index[3]	$16,135

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 1/31/2003 to 10/31/2010) as compared to the S&P 500 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.

[4]	Performance for Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

20   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Large Cap Value Fund

Investment Objective: primary – capital appreciation; secondary – current income

How did the fund perform for the fiscal year ended October 31, 2010?
The First American Large Cap Value Fund (the “fund”), Class Y shares, returned 10.54% for the fiscal year ended October 31, 2010 (Class A shares returned 10.36% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 1000 Value Index*, returned 15.71% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy continued on its slow path to recovery during the fiscal year. Economic growth indicators appeared to stabilize, relieving persistent fears of a double-dip recession. However, the jobless rate continued to hold above 9%, marking the longest stretch above this rate on record. The sluggish nature of the recovery led the Federal Reserve to continue its stimulative fiscal positioning. Toward the end of the period, the Fed expanded its quantitative easing by committing to buy up Treasury bonds in the hopes of driving investors to purchase riskier asset classes such as corporate debt and equities. Inflation data during the period remained very subdued; however, oil and broader commodity prices jumped sharply toward the end of the fiscal year in anticipation of the Fed’s further easing. Higher energy, commodity, and import prices are unlikely to materially change the underlying inflation trend unless they push wage and compensation rates higher, an unlikely development with the unemployment rate holding at the current high level.

U.S. equity markets posted excellent returns for the fiscal year, continuing their rebound from the 2008-2009 drop. However, the strong overall results masked several bouts of significant volatility during the period. At various times throughout the year, unfavorable data regarding employment, housing, and consumer spending weighed on the markets as did unrelenting negative headlines about regulatory action against financial firms, the Gulf of Mexico oil spill, and political posturing regarding financial reform. Midway through the fiscal year, markets plunged in response to concerns over the sovereign debt situation in Southern Europe and a potential major slowdown in China. Then on May 6, 2010 the equity markets experienced a “flash crash” with the Dow Jones Industrials Average falling nearly 1,000 points in a matter of minutes for no apparent fundamental reason. In the end, however, equity markets showed resilience, shrugging off these events. Markets advanced significantly as investors focused on positive news, including strong corporate earnings reports, improved U.S. economic growth indicators, and the Federal Reserve’s stimulative positioning.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101 (% of net assets)

JPMorgan Chase	2.9%
AT&T	2.6
Citigroup	2.5
CSX	2.1
Goldman Sachs Group	2.0
ACE	2.0
Pfizer	2.0
Kraft Foods, Class A	1.9
CMS Energy	1.9
DIRECTV, Class A	1.8

 Sector Allocation as of October 31, 20101 (% of net assets)

Financials	22.7%
Energy	14.1
Healthcare	12.3
Industrials	10.6
Consumer Discretionary	8.9
Information Technology	8.1
Consumer Staples	7.2
Materials	5.7
Utilities	5.6
Telecommunication Services	4.4
Other Assets and Liabilities, Net[2]	0.4

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   21

Large Cap Value Fund

What worked for the fund and why?
During the fiscal year, the fund’s performance benefited from favorable security selection in the energy, telecommunication, and utility sectors. Within energy, the fund was rewarded for its preference for oil-producing companies with accelerating production profiles and the ability to self fund production. Fund holdings Pioneer Natural Resources, Whiting Petroleum, Concho Resources, and Newfield Exploration experienced strong returns during the period due to those characteristics. Telecommunications provider Qwest Communications rose because of accelerating fundamental trends and its agreement to be acquired by CenturyLink. Utility stock selection was positive with strong performance from CMS Energy following improved fundamental trends and a greater-than-expected dividend increase. Other stocks that had a positive impact on the fund’s performance included department store operator Macy’s; automotive manufacturer Ford Motor; pharmaceutical distributor AmerisourceBergen; soft drink manufacturer Dr. Pepper Snapple Group; and security software developer Check Point Software. Sector allocation was also favorable due to the fund’s overweight stance relative to the benchmark in the consumer cyclical and industrial sectors, as well as an underweight allocation to financials.

What did not work for the fund and why?
Fund performance was negatively impacted by unfavorable stock selection in the consumer staples, information technology, and industrial sectors. Food manufacturers including J.M. Smucker, ConAgra Foods, and General Mills lagged as profit margins came under pressure due to rising commodity costs and elevated promotional activity. Food retailer Kroger also experienced lower profit margins as the promotional environment remained elevated. Technology stock selection hindered results because of Hewlett-Packard, which experienced the unexpected departure of its CEO, and Cisco Systems, as a result of adverse market share trends. The fund fell short in the industrial sector as waste disposal operator Republic Services lagged. The company suffered because of negative pricing pressure related to sluggish demand as well as a lack of exposure to the strong-performing rail and transportation segment early in the period. Other stocks that had a negative impact on performance included pulp and paper manufacturer International Paper; managed care provider WellPoint; electronics retailer Best Buy; and regional bank PNC Financial Services. Additionally, the fund’s modest cash position and underweight allocation to real estate investment trusts (REITs) hurt performance due to the robust returns registered by the market and REIT stocks during the period.

What strategic moves were made by the fund and why?
We continued to focus on companies that we believed would benefit from improving fundamentals not fully recognized by the market. The fund established a number of new positions across a variety of industries including: diversified financial services firms Citigroup, PNC Financial, State Street, Ameriprise Financial, and Invesco; energy firms Cameron International, Concho Resources, National Oilwell Varco, and Pioneer Natural Resources; technology firms Xerox, Marvell Technology, Avnet, Check Point Software, Amphenol, and Qualcomm; specialty chemical manufacturers Albemarle and PPG Industries; satellite television provider DirectTV; fertilizer manufacturer Mosaic; industrial firms Caterpillar, Cummins, and Eaton; and telecommunications provider Qwest Communication.

We eliminated several positions from the fund including: energy-related companies Exxon Mobil, Occidental Petroleum, Apache, Noble, and Transocean; industrial conglomerate General Electric; technology companies Hewlett-Packard, Cisco Systems, Intel, Teradata, and Applied Materials; diversified financial service providers Bank of America, Morgan Stanley, and Bank of New York Mellon; food manufacturers Conagra Foods and J.M. Smucker; and industrial companies Fedex, Ingersoll-Rand, and United Technologies. We continued to implement the fund’s investment process of selecting companies that exhibit improving fundamentals, sell at attractive valuations, and exhibit a near-term catalyst that could improve investor perception.

22   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2

	October 31, 2010				September 30, 2010*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	4.33%	(1.33)%	(0.14)%	—	(1.58)%	(2.48)%	(0.06)%	—

Class B	4.54%	(1.26)%	(0.32)%	—	(1.59)%	(2.40)%	(0.25)%	—

Class C	8.45%	(0.97)%	(0.33)%	—	2.42%	(2.10)%	(0.25)%	—

Average annual return without sales charge (NAV)
Class A	10.36%	(0.21)%	0.43%	—	4.12%	(1.37)%	0.51%	—

Class B	9.54%	(0.95)%	(0.32)%	—	3.14%	(2.10)%	(0.25)%	—

Class C	9.45%	(0.97)%	(0.33)%	—	3.42%	(2.10)%	(0.25)%	—

Class R	10.04%	(0.47)%	—	2.86%	3.87%	(1.63)%	—	2.52%

Class Y	10.54%	0.04%	0.68%	—	4.41%	(1.12)%	0.76%	—

Russell 1000 Value Index[3]	15.71%	0.62%	2.64%	4.73%	8.90%	(0.48)%	2.59%	4.44%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (’CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

As of the most recent prospectus, the fund’s total operating expense ratio for Class A, Class B, Class C, Class R, and Class Y shares was 1.22%, 1.97%, 1.97%, 1.47%, and 0.97%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2010

Large Cap Value Fund, Class A (NAV)	$10,436

Large Cap Value Fund, Class A (POP)	$9,860

Russell 1000 Value Index[3]	$12,983

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/2000 to 10/31/2010) as compared to the Russell 1000 Value Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index that measures the performance of those companies in the Russell 1000 Index (a large-cap index) with lower price-to-book ratios and lower forecasted growth values.

[4]	Performance for Class B, Class C, Class R and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   23

Mid Cap Growth Opportunities Fund

Investment Objective: capital appreciation

How did the fund perform for the fiscal year ended October 31, 2010?
The First American Mid Cap Growth Opportunities Fund (the “fund”), Class Y shares, returned 29.57% for the fiscal year ended October 31, 2010 (Class A shares returned 29.24% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell Midcap Growth Index*, returned 28.03% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy continued on its slow path to recovery during the fiscal year. Economic growth indicators appeared to stabilize, relieving persistent fears of a double-dip recession. However, the jobless rate continued to hold above 9%, marking the longest stretch above this rate on record. The sluggish nature of the recovery led the Federal Reserve to continue its stimulative fiscal positioning. Toward the end of the period, the Fed expanded its quantitative easing by committing to buy up Treasury bonds in the hopes of driving investors to purchase riskier asset classes such as corporate debt and equities. Inflation data during the period remained very subdued; however, oil and broader commodity prices jumped sharply toward the end of the fiscal year in anticipation of the Fed’s further easing. Higher energy, commodity, and import prices are unlikely to materially change the underlying inflation trend unless they push wage and compensation rates higher, an unlikely development with the unemployment rate holding at the current high level.

U.S. equity markets posted excellent returns for the fiscal year, continuing their rebound from the 2008-2009 drop. However, the strong overall results masked several bouts of significant volatility during the period. At various times throughout the year, unfavorable data regarding employment, housing, and consumer spending weighed on the markets as did unrelenting negative headlines about regulatory action against financial firms, the Gulf of Mexico oil spill, and political posturing regarding financial reform. Midway through the fiscal year, markets plunged in response to concerns over the sovereign debt situation in Southern Europe and a potential major slowdown in China. Then on May 6, 2010 the equity markets experienced a “flash crash” with the Dow Jones Industrials Average falling nearly 1,000 points in a matter of minutes for no apparent fundamental reason. In the end, however, equity markets showed resilience, shrugging off these events. Markets advanced significantly as investors focused on positive news, including strong corporate earnings reports, improved U.S. economic growth indicators, and the Federal Reserve’s stimulative positioning.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101  (% of net assets)

NetApp	3.2%
Priceline.com	2.6
Amphenol, Class A	2.1
Precision Castparts	2.0
F5 Networks	2.0
Cummins	2.0
Advance Auto Parts	1.9
Teradata	1.9
Chipotle Mexican Grill, Class A	1.8
Wynn Resorts	1.7

 Sector Allocation as of October 31, 20101  (% of net assets)

Information Technology	29.3%
Consumer Discretionary	22.6
Industrials	18.5
Healthcare	10.0
Financials	5.1
Energy	5.0
Materials	3.6
Consumer Staples	2.7
Telecommunication Services	2.0
Utilities	0.7
Short-Term Investment	0.1
Other Assets and Liabilities, Net[2]	0.4

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

24   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

What worked for the fund and why?
As is typical for the fund, individual stock selection (as opposed to broad themes or sector weights) had the greatest impact on performance during the past fiscal year. The beneficiaries of cyclical improvement outperformed as the financial markets and corporate profits recovered from the calamity of the previous year. Accordingly, the fund’s top performers included priceline.com and F5 Networks, which were also at the top of the list the previous year, as well as Chipotle Mexican Grill. In the case of priceline.com, travelers across the globe are increasingly turning to the internet to arrange their travel plans. Priceline.com has positioned itself to capitalize on this trend with a strong value proposition and an unrivaled breadth of hotel property relationships, which helped it gain meaningful market share during the past 12 months. F5 Networks, a leading supplier of application networking solutions to help companies manage application traffic on their networks, saw consistent improvement in demand for its flagship products and is poised to capture more market share as enterprise capital spending rebounds. Chipotle Mexican Grill, the nation’s largest fast-casual, Mexican-food restaurant, enjoyed some of the most favorable market-share trends of any restaurant concept this past year and over the last decade. Market-share gains combined with increasing operating margins and the ability to grow the store base over many years contributed to its strong stock performance. These winners, along with others such as NetApp, Netflix, and Wynn Resorts shared several characteristics. Each had a strong secular earnings growth outlook along with catalysts that would drive growth in the shorter term. All of these companies remain important fund holdings.

What did not work for the fund and why?
As described above, individual stock selection had the largest impact on the fund’s performance. Two of the fund’s largest detractors occurred in technology, a sector where we also had the best overall stock selection this past year. Vistaprint, a leading web-based marketing supplies company for small businesses, saw its growth rate interrupted. Also, MicroStrategy, a provider of business intelligence software worldwide, declined as its new product cycle fell far short of expectations. Stock selection in the healthcare and financial sectors was also weak. Nuvasive, a medical device company engaged in the surgical treatment of spine disorders, continued to execute and take market share; however, it competes in an industry that has experienced rapidly declining growth and the stock declined as a result. Thoratec, a medical device company engaged in the manufacture of blood pumps, was hurt by a potential new competitor entering its industry. In the financial sector, TD Ameritrade underperformed as short-term interest rates fell and hurt projected earnings. All of the companies mentioned above were sold from the fund’s portfolio.

What strategic moves were made by the fund and why?
Our basic philosophy remains the same. We identify companies with attractive long-term earnings growth prospects, solid management teams, and durable competitive advantages. From that group, we invest in those with fair valuations and approaching catalysts. Although there are individual position changes during any year, the basic framework holds and this past year was no different. As such, most of the changes that we made during the fiscal year reflected our bottom-up, one-stock-at-a-time approach. Stocks that we sold generally faced current and/or future earnings pressures. While the underlying companies remained well run and had favorable long-term growth outlooks, their replacements, in our opinion, have better earnings growth prospects over the next 12 months. For example, we sold holdings such as TJX Companies, DeVry, and CR Bard, and purchased Dollar Tree, the largest and most successful single-price-point retailer in the country; Netflix, one of the best-positioned companies in the on-line DVD rental industry; and Cognizant, one of the largest outsourcing service providers. On the margin, we supplemented our single-stock approach with slight thematic tilts. Currently, we are slightly tilted toward pure growth companies as opposed to cyclical growth companies (which can be more attractive during the earlier stages of an economic recovery) or more stable companies (generally emphasized when we are worried about economic growth). These pure growth companies should do well in a decelerating, but still strong, earnings growth environment.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   25

Mid Cap Growth Opportunities Fund

 Annual Performance1,2

	October 31, 2010					September 30, 2010*
				Since Inception					Since Inception
	1 year	5 years	10 years	12/11/2000	9/24/2001	1 year	5 years	10 years	12/11/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	22.12%	3.25%	4.92%	—	—	11.26%	1.79%	4.02%	—	—

Class B	23.27%	3.35%	4.72%	—	—	11.87%	1.89%	3.82%	—	—

Class C	27.27%	3.64%	—	—	8.31%	15.87%	2.18%	—	—	7.78%

Average annual return without sales charge (NAV)
Class A	29.24%	4.43%	5.51%	—	—	17.75%	2.95%	4.61%	—	—

Class B	28.27%	3.65%	4.72%	—	—	16.87%	2.18%	3.82%	—	—

Class C	28.27%	3.64%	—	—	8.31%	16.87%	2.18%	—	—	7.78%

Class R	28.94%	4.17%	—	5.31%	—	17.46%	2.70%	—	4.79%	—

Class Y	29.57%	4.69%	5.78%	—	—	18.06%	3.21%	4.87%	—	—

Russell Midcap Growth Index[4]	28.03%	4.28%	0.20%	0.80%	7.89%	18.27%	2.86%	(0.88)%	0.41%	7.51%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

As of the most recent prospectus, the fund’s total annual operating expense ratio for Class A, Class B, Class C, Class R, and Class Y shares was 1.23%, 1.98%, 1.98%, 1.48%, and 0.98%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment 1,2,5  as of October 31, 2010

Mid Cap Growth Opportunities Fund, Class A (NAV)	$17,100

Mid Cap Growth Opportunities Fund, Class A (POP)	$16,159

Russell Midcap Growth Index[4]	$10,206

This chart, illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/2000 to 10/31/2010) as compared to the Russell Midcap Growth Index4.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On September 24, 2001, the First American Mid Cap Growth Opportunities Fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001 represents that of the Firstar MidCap Core Equity Fund.

[4]	An unmanaged index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

[5]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.

26   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Mid Cap Select Fund

Investment Objective: long-term growth of capital

How did the fund perform for the fiscal year ended October 31, 2010?
The First American Mid Cap Select Fund (the “fund”), Class Y shares, returned 22.26% for the fiscal year ended October 31, 2010 (Class A shares returned 22.03% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell Midcap Index*, returned 27.71% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy continued on its slow path to recovery during the fiscal year. Economic growth indicators appeared to stabilize, relieving persistent fears of a double-dip recession. However, the jobless rate continued to hold above 9%, marking the longest stretch above this rate on record. The sluggish nature of the recovery led the Federal Reserve to continue its stimulative fiscal positioning. Toward the end of the period, the Fed expanded its quantitative easing by committing to buy up Treasury bonds in the hopes of driving investors to purchase riskier asset classes such as corporate debt and equities. Inflation data during the period remained very subdued; however, oil and broader commodity prices jumped sharply toward the end of the fiscal year in anticipation of the Fed’s further easing. Higher energy, commodity, and import prices are unlikely to materially change the underlying inflation trend unless they push wage and compensation rates higher, an unlikely development with the unemployment rate holding at the current high level.

U.S. equity markets posted excellent returns for the fiscal year, continuing their rebound from the 2008-2009 drop. However, the strong overall results masked several bouts of significant volatility during the period. At various times throughout the year, unfavorable data regarding employment, housing, and consumer spending weighed on the markets as did unrelenting negative headlines about regulatory action against financial firms, the Gulf of Mexico oil spill, and political posturing regarding financial reform. Midway through the fiscal year, markets plunged in response to concerns over the sovereign debt situation in Southern Europe and a potential major slowdown in China. Then on May 6, 2010 the equity markets experienced a “flash crash” with the Dow Jones Industrials Average falling nearly 1,000 points in a matter of minutes for no apparent fundamental reason. In the end, however, equity markets showed resilience, shrugging off these events. Markets advanced significantly as investors focused on positive news, including strong corporate earnings reports, improved U.S. economic growth indicators, and the Federal Reserve’s stimulative positioning.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101  (% of net assets)

F5 Networks	3.2%
NetApp	2.9
Ventas – REIT	2.3
Akamai Technologies	2.2
CMS Energy	2.1
Newfield Exploration	2.0
Eaton	2.0
Joy Global	2.0
Interpublic Group of Companies	1.9
PartnerRe	1.9

 Sector Allocation as of October 31, 20101  (% of net assets)

Consumer Discretionary	23.5%
Information Technology	22.8
Financials	13.6
Industrials	11.6
Healthcare	7.6
Energy	6.7
Materials	5.5
Utilities	3.5
Telecommunication Services	3.2
Consumer Staples	1.5
Short-Term Investment	0.5
Other Assets & Liabilities, Net[2]	0.0

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   27

Mid Cap Select Fund

What worked for the fund and why?
During the fiscal year, the fund once again benefited from effective size, sector, and market positioning, in addition to strong stock selection. As the economy continued on the road to recovery, the fund was rewarded for its emphasis on smaller capitalization stocks relative to the benchmark, along with its corresponding underweight in larger cap stocks. The fund’s tilt away from defensive sectors like staples, utilities, and healthcare and toward more cyclical sectors such as information technology and consumer discretionary also aided performance. Based on our outlook for an ongoing economic recovery and the subsequent quest for growth, we positioned the fund with overweight positions in fundamentally strong, economically sensitive stocks relative to the benchmark. In technology, the fund benefited from its position in software company F5 Networks and also from the takeovers of two portfolio holdings, SonicWALL and Sybase. Additionally, the fund gained significant performance from our stock selection in the energy and commodity sectors, including oil and gas exploration companies such as Pioneer Natural Resources and Whiting Petroleum as well as mining company Cliffs Natural Resources. Finally, the fund was rewarded for its positions in opportunistic, higher beta* stocks that gave it more exposure to market strength.

What did not work for the fund and why?
In terms of stock selection, the largest detractors from the fund’s performance were retailers 1-800-Flowers and J.C. Penney. In the healthcare sector, robotic surgery equipment manufacturer Intuitive Surgical and medical specialties company Thoratec also hurt results. Performance was also hindered by the fund’s relative weightings in various financial industries vs. the index. These included overweights in the weaker performing areas — banks and diversified financials — along with an underweight in the strongly advancing real estate sector. Although we attempted to keep cash at a minimum, the fund also experienced negative relative performance from holding a minimal amount of cash during the bull market conditions.

What strategic moves were made by the fund and why?
We continued to emphasize the cyclical sectors of the market, such as information technology and consumer discretionary, as more data indicated that the economy was moving forward. We funded these overweights with underweight positions in the utilities, healthcare, and consumer staples sectors. Because we expected returns to be driven primarily by stock selection, we remained focused on finding companies that exhibited strong or improving business fundamentals, attractive valuations, and positive catalysts for improved market recognition. We also emphasized cyclical stocks with attractive risk/reward characteristics that we believed investors will value as earnings eventually recover. Examples of these types of companies included fund holdings such as F5 Networks, NetApp, Newfield Exploration, Ventas, and Joy Global. As we continue to see economic recovery in 2011, we believe that companies on the smaller end of the mid-cap range are poised to outperform.

*	A statistical measure of a fund or stock’s volatility as compared to the overall market.

28   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2

	October 31, 2010			September 30, 2010*
	1 year	5 years	10 years	1 year	5 years	10 years
Average annual return with sales charge (POP)
Class A	15.25%	1.90%	(12.21)%	5.57%	0.47%	(13.93)%

Class B	16.17%	1.91%	(12.39)%	5.92%	0.44%	(14.09)%

Class C	19.93%	2.29%	(12.38)%	9.81%	0.81%	(14.09)%

Average annual return without sales charge (NAV)
Class A	22.03%	3.07%	(11.71)%	11.73%	1.60%	(13.44)%

Class B	21.17%	2.27%	(12.39)%	10.92%	0.83%	(14.09)%

Class C	20.93%	2.29%	(12.38)%	10.81%	0.81%	(14.09)%

Class Y	22.26%	3.30%	(11.49)%	12.09%	1.85%	(13.21)%

Russell Midcap Index[3]	27.71%	4.01%	5.42%	17.54%	2.60%	4.86%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charges of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

As of the most recent prospectus, the fund’s total annual operating expense ratio, including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class B, Class C, and Class Y shares was 1.92%, 2.67%, 2.67%, and 1.67%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least February 28, 2011 so that the total annual fund operating expenses (after all waivers and excluding acquired fund fees and expenses), for Class A, Class B, Class C, and Class Y shares do not exceed 1.41%, 2.16%, 2.16%, and 1.16%, respectively. These fee waivers and expense reimbursements may be terminated at any time after February 28, 2011, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment 1,2,4  as of October 31, 2010

Mid Cap Select Fund, Class A (NAV)	$2,877

Mid Cap Select Fund, Class A (POP)	$2,719

Russell Midcap Index[3]	$16,951

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/2000 to 10/31/2010) as compared to the Russell Midcap Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Performance for periods prior to May 4, 2009 reflects the fund’s operation using different investment strategies than are currently in place. Effective October 3, 2005, the fund’s principal investment strategy changed from investing primarily in technology stocks to investing primarily in common stocks of small- and mid-capitalization companies, and the fund’s name changed from Technology Fund to Small-Mid Cap Core Fund. Thereafter, effective May 4, 2009, the fund’s principal investment strategy was changed from investing primarily in common stocks of small- and mid-capitalization companies to investing primarily in common stocks of mid-capitalization companies, and the fund’s name changed from Small-Mid Cap Core Fund to Mid Cap Select Fund.

[3]	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.

[4]	Performance for Class B, Class C, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   29

Mid Cap Value Fund

Investment Objective: capital appreciation

How did the fund perform for the fiscal year ended October 31, 2010?
The First American Mid Cap Value Fund (the “fund”), Class Y shares, returned 22.98% for the fiscal year ended October 31, 2010 (Class A shares returned 22.65% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell Midcap Value Index*, returned 27.49% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy continued on its slow path to recovery during the fiscal year. Economic growth indicators appeared to stabilize, relieving persistent fears of a double-dip recession. However, the jobless rate continued to hold above 9%, marking the longest stretch above this rate on record. The sluggish nature of the recovery led the Federal Reserve to continue its stimulative fiscal positioning. Toward the end of the period, the Fed expanded its quantitative easing by committing to buy up Treasury bonds in the hopes of driving investors to purchase riskier asset classes such as corporate debt and equities. Inflation data during the period remained very subdued; however, oil and broader commodity prices jumped sharply toward the end of the fiscal year in anticipation of the Fed’s further easing. Higher energy, commodity, and import prices are unlikely to materially change the underlying inflation trend unless they push wage and compensation rates higher, an unlikely development with the unemployment rate holding at the current high level.

U.S. equity markets posted excellent returns for the fiscal year, continuing their rebound from the 2008-2009 drop. However, the strong overall results masked several bouts of significant volatility during the period. At various times throughout the year, unfavorable data regarding employment, housing, and consumer spending weighed on the markets as did unrelenting negative headlines about regulatory action against financial firms, the Gulf of Mexico oil spill, and political posturing regarding financial reform. Midway through the fiscal year, markets plunged in response to concerns over the sovereign debt situation in Southern Europe and a potential major slowdown in China. Then on May 6, 2010 the equity markets experienced a “flash crash” with the Dow Jones Industrials Average falling nearly 1,000 points in a matter of minutes for no apparent fundamental reason. In the end, however, equity markets showed resilience, shrugging off these events. Markets advanced significantly as investors focused on positive news, including strong corporate earnings reports, improved U.S. economic growth indicators, and the Federal Reserve’s stimulative positioning.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101  (% of net assets)

PPG Industries	2.1%
CMS Energy	2.0
Arch Capital Group	1.9
Unum Group	1.9
Sempra Energy	1.9
Xerox	1.9
Stanley Black & Decker	1.8
JM Smucker	1.8
PartnerRe	1.8
Wisconsin Energy	1.8

 Sector Allocation as of October 31, 20101  (% of net assets)

Financials	23.1%
Energy	11.3
Consumer Discretionary	11.1
Utilities	10.6
Industrials	10.1
Materials	9.4
Healthcare	7.9
Information Technology	7.5
Consumer Staples	5.4
Telecommunication Services	3.0
Short-Term Investment	1.5
Other Assets and Liabilities, Net[2]	(0.9)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

30   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

What worked for the fund and why?
During the fiscal year, the fund’s performance benefited from favorable security selection in the energy, materials, and telecommunication sectors. Within energy, the fund was rewarded for its preference for oil-producing companies with accelerating production profiles and the ability to self fund production. Fund holdings Pioneer Natural Resources, Whiting Petroleum, Concho Resources, and Newfield Exploration experienced strong returns during the period due to those favorable characteristics. Chemical manufacturers Celanese, PPG Industries, Albemarle; iron ore miner Cliffs Resources; and fertilizer manufacturer CF Industries Holdings were significant contributors to performance as commodity prices moved higher, driven by an increase in developing market demand, particularly from China. Telecommunications provider Qwest Communications rose because of accelerating fundamental trends and its agreement to be acquired by CenturyLink. Aerospace equipment manufacturer Goodrich outperformed due to rebounding industry conditions. Machinery manufacturer Cummins continued to benefit from accelerating demand for its heavy-duty truck products outside of the United States. Other holdings that helped fund performance included auto parts manufacturer Magna International, department store operator Macy’s, and hotel operator Starwood Hotels & Resorts. Sector allocation was also favorable due to the fund’s overweight stance relative to the benchmark in the information technology and consumer cyclical sectors, as well as an underweight allocation to financials.

What did not work for the fund and why?
Fund performance was negatively impacted by unfavorable stock selection in the consumer staples, consumer discretionary, information technology, and healthcare sectors. Food manufacturers including ConAgra Foods and Del Monte Foods lagged as profit margins came under pressure because of rising commodity costs and elevated promotional activity. Food retailers Kroger and Safeway also experienced lower profit margins as the promotional environment remained elevated. Within the consumer discretionary area, retail holdings OfficeMax, Expedia, AnnTaylor Stores, and Guess? negatively impacted performance due to sharp corrections following a brief pause in fundamental trends during the summer months. Communications equipment providers Tellabs and Polycom underperformed as a result of slowing demand for core offerings and lower earnings expectations. Semiconductor-related companies Micron Technology and KLA-Tencor also fell short due to peaking fundamental trends that investors believed were not sustainable. Other holdings that negatively impacted the fund’s performance during the period included reinsurance provider Everest Re Group, specialty chemical manufacturer Air Products & Chemicals, and waste disposal operator Republic Services. Additionally, the fund’s modest cash position and underweight allocation to real estate investment trusts (REITs) hurt performance due to the robust returns registered by the market and REIT stocks during the period.

What strategic moves were made by the fund and why?
We continued to focus on companies that we believed would benefit from improving fundamentals not fully recognized by the market. The fund established a number of new positions during the fiscal year including: chemical producers PPG Industries and Albemarle; fertilizer manufacturer CF Industries Holdings, energy-related firms Whiting Petroleum, Concho Resources, and Plains Exploration; industrial companies Eaton, Cummins, Dover, and Textron; pharmaceutical developers Endo Pharmaceuticals and Valeant Pharmaceuticals; and technology providers Xerox, Check Point Software, and Marvell Technology.

We eliminated several positions from the fund including: food company Conagra Foods; food retailers Kroger and Safeway; industrial companies Ingersoll-Rand, ITT Corp, W.W. Grainger, and Werner Enterprises; specialty chemical manufacturer Air Products & Chemicals; packaging manufacturers Sonoco Products and Packaging Corp of America; technology firms Computer Sciences, Polycom, Tellabs, Analog Devices, KLA Tencor, and Altera; regional banks Comerica, Regions Financial, and Keycorp; and consumer discretionary companies OfficeMax, Newell Rubbermaid, WMS Industries, Expedia, Guess?, and Gap. We continued to implement the fund’s investment process of selecting companies that exhibit improving fundamentals, sell at attractive valuations, and exhibit a near-term catalyst that could improve investor perception.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   31

Mid Cap Value Fund

 Annual Performance1,2

	October 31, 2010				September 30, 2010*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	15.93%	1.61%	5.98%	—	7.79%	0.18%	5.89%	—

Class B	16.77%	1.66%	5.79%	—	8.11%	0.23%	5.69%	—

Class C	20.74%	1.99%	5.79%	—	12.16%	0.57%	5.70%	—

Average annual return without sales charge (NAV)
Class A	22.65%	2.76%	6.58%	—	14.04%	1.32%	6.49%	—

Class B	21.77%	2.00%	5.79%	—	13.11%	0.56%	5.69%	—

Class C	21.74%	1.99%	5.79%	—	13.16%	0.57%	5.70%	—

Class R	22.40%	2.51%	—	8.44%	13.69%	1.07%	—	8.08%

Class Y	22.98%	3.03%	6.83%	—	14.30%	1.57%	6.74%	—

Russell Midcap Value Index[3]	27.49%	3.38%	8.00%	9.47%	16.93%	1.97%	7.80%	9.10%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including any acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares was 1.25%, 1.98%, 2.00%, 1.50%, and 1.00%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2010

Mid Cap Value Fund, Class A (NAV)	$18,915

Mid Cap Value Fund, Class A (POP)	$17,880

Russell Midcap Value Index[3]	$21,586

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/2000 to 10/31/2010) as compared to the Russell Midcap Value Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index that measures the performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

32   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Quantitative Large Cap Core Fund

Investment Objective: to provide, over the long term, a total return that exceeds that of the S&P 500 Index*

How did the fund perform for the fiscal year ended October 31, 2010?
The First American Quantitative Large Cap Core Fund (the “fund”), Class Y shares, returned 15.61% for the fiscal year ended October 31, 2010 (Class A shares returned 15.24% without taking the sales charge into account). By comparison, the fund’s benchmark, the S&P 500 Index*, returned 16.52% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy continued on its slow path to recovery during the fiscal year. Economic growth indicators appeared to stabilize, relieving persistent fears of a double-dip recession. However, the jobless rate continued to hold above 9%, marking the longest stretch above this rate on record. The sluggish nature of the recovery led the Federal Reserve to continue its stimulative fiscal positioning. Toward the end of the period, the Fed expanded its quantitative easing by committing to buy up Treasury bonds in the hopes of driving investors to purchase riskier asset classes such as corporate debt and equities. Inflation data during the period remained very subdued; however, oil and broader commodity prices jumped sharply toward the end of the fiscal year in anticipation of the Fed’s further easing. Higher energy, commodity, and import prices are unlikely to materially change the underlying inflation trend unless they push wage and compensation rates higher, an unlikely development with the unemployment rate holding at the current high level.

U.S. equity markets posted excellent returns for the fiscal year, continuing their rebound from the 2008-2009 drop. However, the strong overall results masked several bouts of significant volatility during the period. At various times throughout the year, unfavorable data regarding employment, housing, and consumer spending weighed on the markets as did unrelenting negative headlines about regulatory action against financial firms, the Gulf of Mexico oil spill, and political posturing regarding financial reform. Midway through the fiscal year, markets plunged in response to concerns over the sovereign debt situation in Southern Europe and a potential major slowdown in China. Then on May 6th the equity markets experienced a “flash crash” with the Dow Jones Industrials Average falling nearly 1,000 points in a matter of minutes for no apparent fundamental reason. In the end, however, equity markets showed resilience, shrugging off these events. Markets advanced significantly as investors focused on positive news, including strong corporate earnings reports, improved U.S. economic growth indicators, and the Federal Reserve’s stimulative positioning.

What worked for the fund and why?
Our various “style” management strategies continued to benefit the performance of the Quantitative Large Cap Core Fund during the past year. In particular, one of our key style strategies that proved beneficial was an emphasis on smaller-capitalization stocks in the fund. The fund’s average market capitalization was approximately $28 billion, in the range of firms such as Texas Instruments, Deere & Co, or Bank of New York Mellon. This compares to the S&P 500’s average market cap of $45 billion, which is about the size of Ford Motor Company, Bristol-Myers Squibb, or DuPont. Other style strategies also contributed to performance over the course of the fiscal year, including our emphasis on owning stocks with somewhat more variable earnings, higher financial leverage, and higher book value for every dollar of market value.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101  (% of net assets)

Exxon Mobil	3.7%
Microsoft	2.4
Chevron	2.3
Apple	1.8
Proctor & Gamble	1.6
Pfizer	1.5
Cisco Systems	1.5
Google, Class A	1.4
IBM	1.4
AT&T	1.3

 Sector Allocation as of October 31, 20101  (% of net assets)

Information Technology	24.6%
Financials	12.8
Consumer Discretionary	11.9
Healthcare	10.9
Industrials	10.3
Energy	9.2
Consumer Staples	7.8
Materials	7.3
Telecommunication Services	3.5
Utilities	0.2
Short-Term Investments	1.6
Other Assets and Liabilities, Net[2]	(0.1)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   33

Quantitative Large Cap Core Fund

In the sector component of our strategy, we placed a strong overweight on technology stocks. This overweight stance, plus a modest underweight in the healthcare sector, was also beneficial to the fund’s performance. Finally, in the fund’s diversified portfolio, we successfully implemented a number of individual stock decisions to achieve our underlying style and industry strategies. For example, the fund benefited from avoiding the agriculture products firm Monsanto and from overweighting internet company IAC and semiconductor firm Marvell Technology Group.

What did not work for the fund and why?
The market drivers over the past few years again led us to take positions in industries that were not successful overall. Financial firms were at the top of that list as changes in the Federal Reserve’s interest rate policy went well outside the historical ranges, while new regulatory proposals also caused valuations to gyrate. Throughout the fiscal year, the fund’s performance was hindered by an overweight position in the financial sector, including increasing its position in that group as news made the stocks more volatile. In aggregate, individual stock selections also reduced the fund’s returns. For example, we overweighted laggards such as Pitney-Bowes and Alcoa and underweighted companies that ran ahead of their peers such as Apple and Amazon.com.

What strategic moves were made by the fund and why?
Over the past year, large-cap stocks have turned in a remarkable V-shaped rebound in profits to a near-record share of national income, belying the slow recovery of the overall economy. Much of the rebound has been driven by the surge of production due to inventory rebuilding, the stimulus package, and tight control on production costs. These factors are not expected to drive further gains. Final demand for production remains weak, the big boost from inventories is over, and “austerity measures” instead of stimulus is the watchword in Washington today. Also, further gains from already low labor costs would require dramatic reductions in wages or new sources of productivity that seem incompatible with extending hours worked. Therefore, the fund’s strategy is currently less levered to an increase in market values and more focused on stable earnings plus organic growth.

34   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2

	October 31, 2010		September 30, 2010*
		Since Inception		Since Inception
	1 year	7/31/2007	1 year	7/31/2007
Average annual return with sales charge (POP)
Class A	8.89%	(6.20)%	2.65%	(7.47)%

Class C	13.46%	(5.25)%	6.86%	(6.49)%

Average annual return without sales charge (NAV)
Class A	15.24%	(4.55)%	8.62%	(5.80)%

Class C	14.46%	(5.25)%	7.86%	(6.49)%

Class Y	15.61%	(4.30)%	8.93%	(5.56)%

S&P 500 Index[3]	16.52%	(4.04)%	10.16%	(5.27)%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

As of the most recent prospectus, the fund’s total annual operating expense ratio, (before waivers and including any acquired fund fees and expenses), for Class A, Class C and Class Y shares was 2.02%, 2.77% and 1.77%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least February 28, 2011 so that total annual fund operating expenses, (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C and Class Y shares do not exceed 0.70%, 1.45% and 0.45%, respectively. These fee waivers and expense reimbursements may be terminated at any time after February 28, 2011, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

The First American Quantitative Large Cap Core Fund is actively managed using our proprietary macro quant process, which projects individual stock performance based on multiple factors and current economic conditions. Stocks selected using this process could underperform if the current performance of the factors differs from their historic performance. Turnover, expenses, and taxes will be similar to other actively managed funds.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment 1,2,4 as of October 31, 2010

Quantitative Large Cap Core Fund, Class A (NAV)	$8,595

Quantitative Large Cap Core Fund, Class A (POP)	$8,121

S&P 500 Index[3]	$8,746

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares
(from 7/31/2007 to 10/31/2010) as compared to the S&P 500 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged, market capitalization-weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

[4]	Performance for Class C and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   35

Real Estate Securities Fund

Investment Objective: above-average current income and long-term capital appreciation

How did the fund perform for the fiscal year ended October 31, 2010?
The First American Real Estate Securities Fund (the “fund”), Class Y shares, returned 45.16% for the fiscal year ended October 31, 2010 (Class A shares returned 44.82% without taking the sales charge into account). By comparison, the fund’s benchmark, the MSCI U.S. REIT Index*, returned 43.39% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy continued on its slow path to recovery during the fiscal year. Economic growth indicators appeared to stabilize, relieving persistent fears of a double-dip recession. However, the jobless rate continued to hold above 9%, marking the longest stretch above this rate on record. The sluggish nature of the recovery led the Federal Reserve to continue its stimulative fiscal positioning. Toward the end of the period, the Fed expanded its quantitative easing by committing to buy up Treasury bonds in the hopes of driving investors to purchase riskier asset classes such as corporate debt and equities. Inflation data during the period remained very subdued; however, oil and broader commodity prices jumped sharply toward the end of the fiscal year in anticipation of the Fed’s further easing. Higher energy, commodity, and import prices are unlikely to materially change the underlying inflation trend unless they push wage and compensation rates higher, an unlikely development with the unemployment rate holding at the current high level.

U.S. equity markets posted excellent returns for the fiscal year, continuing their rebound from the 2008-2009 drop. However, the strong overall results masked several bouts of significant volatility during the period. At various times throughout the year, unfavorable data regarding employment, housing, and consumer spending weighed on the markets as did unrelenting negative headlines about regulatory action against financial firms, the Gulf of Mexico oil spill, and political posturing regarding financial reform. Midway through the fiscal year, markets plunged in response to concerns over the sovereign debt situation in Southern Europe and a potential major slowdown in China. Then on May 6th the equity markets experienced a “flash crash” with the Dow Jones Industrials Average falling nearly 1,000 points in a matter of minutes for no apparent fundamental reason. In the end, however, equity markets showed resilience, shrugging off these events. Markets advanced significantly as investors focused on positive news, including strong corporate earnings reports, improved U.S. economic growth indicators, and the Federal Reserve’s stimulative positioning.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101  (% of net assets)

Simon Property Group	9.0%
Public Storage	5.0
Avalonbay Communities	5.0
Equity Residential Properties Trust	4.7
Boston Properties	4.3
Ventas	3.9
HCP	3.6
Vornado Realty Trust	3.0
Host Hotels & Resorts	2.8
Macerich	2.4

 Sector Allocation as of October 31, 20101  (% of net assets)

Office	18.4%
Apartments	15.1
Malls	13.1
Healthcare	12.3
Community Centers	8.7
Hotels	7.7
Industrials	7.4
Self Storage	6.7
Diversified	4.8
Net Lease	1.5
Infrastructure	1.4
Student Housing	0.9
Manufactured Homes	0.9
Short-Term Investment	2.3
Other Assets and Liabilities, Net[2]	(1.2)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

36   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

In the commercial real estate sector, many of the issues remained the same as those documented in last year’s report. Generally weak economic conditions, a lack of job growth, and constrained capital contributed to a weak fundamental environment. However, public real estate investment trusts (REITs) — approximately 10% of the total commercial real estate sector — continued their strong price recovery that began in March 2009, enjoying a significant capital advantage over many private real estate companies. As a whole, the experienced management teams at these public firms have been able to repair balance sheets due to their collections of very good overall portfolios in strong long-term locations. Public REITs are now well positioned to take advantage of opportunities for internal and external growth. Over the fiscal year, apartments were the best-performing REIT sector given the strong dynamics found in that segment including: renewed household formation, already strong occupancy levels, and very little new supply in the foreseeable future.

What worked for the fund and why?
The fund benefited from individual stock selection during the fiscal year. Consistent with our investment process, the portfolio had a bias toward higher-quality companies (those with consistent, visible cash flows) and continued to invest on a relative-value basis (with a focus on individual stocks rather than economic or market cycles). This strategy helped the fund avoid several underperforming stocks. The fund invests in a fairly sector-neutral manner, which we believe provides shareholders with a well-diversified* portfolio of public real estate stocks.

The fund’s best-performing sectors on a relative basis were office, community centers, and healthcare REITs. Our strong relative performance in the office sector was due to underweight positions in underperforming stocks such as Commonwealth REIT and Duke Realty; a good position in non-index holding Brookfield Properties; and active management of several companies whose price dynamics throughout the year offered distinct entry and/or exit points. In community centers and healthcare REITs, the fund performed well due to a combination of solid holdings in outperformers and underweight positions in several underperformers.

What did not work for the fund and why?
The broad REIT rally that continued during this fiscal year saw some lower quality stocks keeping up and, in some cases, outperforming higher quality stocks. Therefore, the fund’s emphasis on higher quality stocks actually hurt its performance. An example of this was in the apartment sector where the fund’s underweight positions in the sector’s historically weaker companies held back performance. That being said, we continue to believe in our long-term investment process. The fund’s worst-performing sectors on a relative value basis were apartments, student housing, and cash. Although we strive to stay close to fully invested at all times, the fund’s small average cash position of approximately 0.70% was a drag on performance in the strongly appreciating markets.

What strategic moves were made by the fund and why?
We continued to invest the fund on a relative value and sector-neutral basis, which provided a well-diversified portfolio of public real estate companies. This has the effect of reducing the impact of any one negatively performing sector. We took a cautious approach to weightings in suburban office companies, believing the fundamental environment for central business district office companies was stronger. We continued to own international real estate stocks and infrastructure stocks with heavy real estate foundations in an attempt to access more dynamic parts of the global real estate cycle. At the end of the fiscal year, the fund had less than 5% of its assets in international and infrastructure holdings.

*	Diversification does not assure a profit or protect against a loss in a declining market.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   37

Real Estate Securities Fund

 Annual Performance1,2

	October 31, 2010				September 30, 2010*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	36.90%	4.82%	12.12%	—	24.53%	3.46%	11.15%	—

Class B	38.66%	4.95%	11.92%	—	25.80%	3.60%	10.95%	—

Class C	42.76%	5.23%	11.91%	—	29.74%	3.85%	10.95%	—
Average annual return without sales charge (NAV)
Class A	44.82%	6.01%	12.75%	—	31.79%	4.64%	11.78%	—

Class B	43.66%	5.22%	11.92%	—	30.80%	3.86%	10.95%	—

Class C	43.76%	5.23%	11.91%	—	30.74%	3.85%	10.95%	—

Class R	44.54%	5.76%	—	12.96%	31.49%	4.39%	—	12.50%

Class Y	45.16%	6.27%	13.03%	—	32.15%	4.90%	12.07%	—

MSCI U.S. REIT Index[3]	43.39%	3.33%	11.25%	11.15%	30.54%	1.88%	10.20%	10.69%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Sector funds such as the Real Estate Securities Fund are more vulnerable to price fluctuation as a result of events that may affect the industry in which they focus than are funds that invest in multiple industries. Share prices of sector funds also will fluctuate with changing market conditions, as will share prices of other stock funds. Sector funds should not be treated as a core investment; rather, their role is to round out the growth portion of a well-diversified investment portfolio.

As of the most recent prospectus, the fund’s total annual operating expense ratio, including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”) for Class A, Class B, Class C, Class R, and Class Y shares was 1.27%, 2.02%, 2.02%, 1.52%, and 1.02%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment 1,2,4  as of October 31, 2010

Real Estate Securities Fund, Class A (NAV)	$33,217

Real Estate Securities Fund, Class A (POP)	$31,393

MSCI U.S. REIT Index[3]	$29,048

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/2000 to 10/31/2010) as compared to the MSCI U.S. REIT Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index of the most actively traded real estate investment trusts.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

38   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Small Cap Growth Opportunities Fund

Investment Objective: growth of capital

How did the fund perform for the fiscal year ended October 31, 2010?
The First American Small Cap Growth Opportunities Fund (the “fund”), Class Y shares, returned 31.22% for the fiscal year ended October 31, 2010 (Class A shares returned 30.86% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Growth Index*, returned 28.67% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy continued on its slow path to recovery during the fiscal year. Economic growth indicators appeared to stabilize, relieving persistent fears of a double-dip recession. However, the jobless rate continued to hold above 9%, marking the longest stretch above this rate on record. The sluggish nature of the recovery led the Federal Reserve to continue its stimulative fiscal positioning. Toward the end of the period, the Fed expanded its quantitative easing by committing to buy up Treasury bonds in the hopes of driving investors to purchase riskier asset classes such as corporate debt and equities. Inflation data during the period remained very subdued; however, oil and broader commodity prices jumped sharply toward the end of the fiscal year in anticipation of the Fed’s further easing. Higher energy, commodity, and import prices are unlikely to materially change the underlying inflation trend unless they push wage and compensation rates higher, an unlikely development with the unemployment rate holding at the current high level.

U.S. equity markets posted excellent returns for the fiscal year, continuing their rebound from the 2008-2009 drop. However, the strong overall results masked several bouts of significant volatility during the period. At various times throughout the year, unfavorable data regarding employment, housing, and consumer spending weighed on the markets as did unrelenting negative headlines about regulatory action against financial firms, the Gulf of Mexico oil spill, and political posturing regarding financial reform. Midway through the fiscal year, markets plunged in response to concerns over the sovereign debt situation in Southern Europe and a potential major slowdown in China. Then on May 6th the equity markets experienced a “flash crash” with the Dow Jones Industrials Average falling nearly 1,000 points in a matter of minutes for no apparent fundamental reason. In the end, however, equity markets showed resilience, shrugging off these events. Markets advanced significantly as investors focused on positive news, including strong corporate earnings reports, improved U.S. economic growth indicators, and the Federal Reserve’s stimulative positioning.

What worked for the fund and why?
Stock selection in the healthcare sector was the most significant positive contributor to the fund’s relative performance, particularly among biotechnology firms because of acquisition activity and the anticipation of clinical results. The strongest biotechnology performer was OSI Pharmaceuticals, a company that manufactures and co-markets the cancer medication Tarceva. The company was the subject of a hostile takeover by a Japanese pharmaceutical company, Astellas, which drove its shares higher by 55%. In the healthcare services group, shares of the home nursing company Amedisys reacted favorably in anticipation of strong fourth-quarter results and robust 2010 guidance. At that point, we believed the stock was fully valued and sold it prior to an unexpected federal inquiry into its billing practices. Zoll Medical, a manufacturer of defibrillation equipment with an emerging new product pipeline, benefited from stabilization in its core markets and annual guidance that was well received by investors.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101  (% of net assets)

First American Prime Obligations Fund, Class Z	4.1%
Wolverine World Wide	2.3
Warnaco Group	1.8
PMC-Sierra	1.8
Atheros Communications	1.8
Zoll Medical	1.7
Clean Harbors	1.7
AnnTaylor Stores	1.6
Buffalo Wild Wings	1.6
Plantronics	1.6

 Sector Allocation as of October 31, 20101  (% of net assets)

Information Technology	28.0%
Consumer Discretionary	20.3
Healthcare	18.7
Industrials	16.8
Energy	5.1
Financials	3.9
Materials	2.3
Telecommunication Services	1.5
Short-Term Investment	4.1
Other Assets & Liabilities, Net[2]	(0.7)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   39

Small Cap Growth Opportunities Fund

Once again, stock selection in the industrial sector contributed to the fund’s outperformance. BE Aerospace, the largest manufacturer of cabin interior products for commercial airlines and a leading aftermarket distributor of aerospace fasteners, benefited from the long-awaited increase in demand associated with increases in new plane orders that sent shares higher. Interface also fared well as this modular carpet manufacturer for commercial and residential markets suggested that cost initiatives had taken hold and that office turnover and renovation work would support top-line growth on a more sustained basis.

Consumer staples – a sector that is typically not emphasized in the fund – provided outperformance driven by a pair of acquisitions. The first of these was Chattem, a Tennessee-based manufacturer and marketer of branded, over-the-counter healthcare products. The company was acquired in December 2009 by the French pharmaceutical giant Sanofi-Aventis for a 33% premium. In January 2010, Bare Escentuals, a marketer of minerals-based makeup, was acquired in a cash deal by the Japanese cosmetics company, Shiseido, sending shares higher by 42%.

Lastly, the fund derived positive relative performance in the consumer discretionary sector, primarily from a group of restaurants that generally reported modest improvements in comparable store sales – a distinct reversal from the sluggish environment in 2009. Restaurant holdings that added to results this fiscal year included California Pizza Kitchen, Panera Bread Company, Texas Roadhouse, Buffalo Wild Wings, and P.F. Chang’s China Bistro.

What did not work for the fund and why?
Stock selection in the telecommunications sector was the most notable detractor from relative performance over the past fiscal year. Shares of Neutral Tandem, a provider of local switching and related services to telecommunications carriers, were weak during the first three quarters as a result of soft initial 2010 guidance, concerns over increased price competition from a small private company, and a pronouncement by the U.S. Patent Office that its patents were invalid. The fund’s energy holdings, primarily natural gas-levered companies without liquid condensate production such as GMX Resources and Comstock Resources, also weighed on performance as the market factored in continued on-shore supply growth. Finally, the fund’s modest cash balance was also a slight negative given the strong performance of small-cap stocks over the past year.

What strategic moves were made in the fund and why?
Over the course of the past fiscal year, we have attempted to maintain flexibility in the fund’s positioning given the stop-and-start nature of the recovery in the U.S. economy. Generally speaking, investors were encouraged by progress made on the labor front in the early portion of the year, but this gave way to summer weakness punctuated by housing market softness and a period of rising unemployment claims. However, the Federal Reserve’s new course of monetary stimulus has created a renewed optimism for growth looking ahead to 2011. In terms of sector moves, the most significant change we made during the year was to increase consumer discretionary holdings, moving the fund from an underweight relative to the benchmark Russell 2000 Growth Index to being substantially overweight. We believed there were attractive opportunities in specialty retail as well as apparel and luxury goods that presented favorable valuations and should fare well as investors react to additional stimulus measures and prospects for extended tax cuts. A portion of the fund’s overweight in the consumer discretionary area also reflects the lack of attractive candidates among consumer staples stocks at this point. We also increased the fund’s weighting in the energy sector this past year, where strong oil prices were driven by the weakening U.S. dollar. This led us to emphasize oil-based production holdings as well as oil-related energy service companies, which should benefit from heightened production activity.

On the other hand, we lowered the fund’s normally overweight position among technology holdings to the benchmark weight. Not only has the sector performed strongly – particularly in the networking and semiconductor groups – but valuations do not appear as attractive as they were earlier in the year. We also reduced financial sector holdings in light of the continuing uncertainties associated with regional banks in terms of prospective loan growth and net interest margin pressure. The fund’s healthcare and industrial weightings are essentially in line with the benchmark. Our investment process continues to be driven by the identification of secular trends and valuation opportunities that we believe will provide attractive returns for investors.

40   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2

	October 31, 2010					September 30, 2010*
				Since Inception					Since Inception
	1 year	5 years	10 years	12/11/2000	9/24/2001	1 year	5 years	10 years	12/11/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	23.64%	2.25%	3.09%	—	—	11.15%	0.45%	1.54%	—	—

Class B	24.95%	2.36%	2.90%	—	—	11.75%	0.55%	1.35%	—	—

Class C	28.91%	2.65%	—	—	6.45%	15.75%	0.84%	—	—	5.96%

Average annual return without sales charge (NAV)
Class A	30.86%	3.42%	3.67%	—	—	17.63%	1.59%	2.11%	—	—

Class B	29.95%	2.64%	2.90%	—	—	16.75%	0.83%	1.35%	—	—

Class C	29.91%	2.65%	—	—	6.45%	16.75%	0.84%	—	—	5.96%

Class R	30.50%	3.16%	—	4.33%	—	17.33%	1.33%	—	3.86%	—

Class Y	31.22%	3.67%	3.93%	—	—	17.91%	1.84%	2.37%	—	—

Russell 2000 Growth Index[3]	28.67%	3.99%	1.15%	1.96%	6.86%	14.79%	2.35%	(0.13)%	1.54%	6.43%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses), for Class A, Class B, Class C, Class R, and Class Y shares was 1.48%, 2.23%, 2.23%, 1.73%, and 1.23%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least February 28, 2011 so that the total annual fund operating expenses (after all waivers and excluding acquired fund fees and expenses), for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 1.47%, 2.22%, 2.22%, 1.72%, and 1.22%, respectively. These fee waivers and expense reimbursements may be terminated at any time after February 28, 2011, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment 1,2,4 as of October 31, 2010

Small Cap Growth Opportunities Fund, Class A (NAV)	$14,343

Small Cap Growth Opportunities Fund, Class A (POP)	$13,554

Russell 2000 Growth Index[3]	$11,209

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/2000 to 10/31/2010) as compared to the Russell 2000 Growth Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On December 12, 2002 the fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 index. Previously, the fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase.

On September 24, 2001, the First American Small Cap Growth Opportunities Fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar MicroCap Fund.

[3]	An unmanaged index that measures the performance of those Russell 2000 Index (a small-cap index) with higher price-to-book ratios and higher forecasted growth values.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   41

Small Cap Select Fund

Investment Objective: capital appreciation

How did the fund perform for the fiscal year ended October 31, 2010?
The First American Small Cap Select Fund (the “fund”), Class Y shares, returned 23.30% for the fiscal year ended October 31, 2010 (Class A shares returned 22.98% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Index*, returned 26.58% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy continued on its slow path to recovery during the fiscal year. Economic growth indicators appeared to stabilize, relieving persistent fears of a double-dip recession. However, the jobless rate continued to hold above 9%, marking the longest stretch above this rate on record. The sluggish nature of the recovery led the Federal Reserve to continue its stimulative fiscal positioning. Toward the end of the period, the Fed expanded its quantitative easing by committing to buy up Treasury bonds in the hopes of driving investors to purchase riskier asset classes such as corporate debt and equities. Inflation data during the period remained very subdued; however, oil and broader commodity prices jumped sharply toward the end of the fiscal year in anticipation of the Fed’s further easing. Higher energy, commodity, and import prices are unlikely to materially change the underlying inflation trend unless they push wage and compensation rates higher, an unlikely development with the unemployment rate holding at the current high level.

U.S. equity markets posted excellent returns for the fiscal year, continuing their rebound from the 2008-2009 drop. However, the strong overall results masked several bouts of significant volatility during the period. At various times throughout the year, unfavorable data regarding employment, housing, and consumer spending weighed on the markets as did unrelenting negative headlines about regulatory action against financial firms, the Gulf of Mexico oil spill, and political posturing regarding financial reform. Midway through the fiscal year, markets plunged in response to concerns over the sovereign debt situation in Southern Europe and a potential major slowdown in China. Then on May 6th the equity markets experienced a “flash crash” with the Dow Jones Industrials Average falling nearly 1,000 points in a matter of minutes for no apparent fundamental reason. In the end, however, equity markets showed resilience, shrugging off these events. Markets advanced significantly as investors focused on positive news, including strong corporate earnings reports, improved U.S. economic growth indicators, and the Federal Reserve’s stimulative positioning.

*	Unlike mutual fund returns, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101  (% of net assets)

First American Prime Obligations Fund, Class Z	2.5%
Delphi Financial Group, Class A	1.8
MasTec	1.8
CommVault Systems	1.7
Umpqua Holdings	1.7
MGIC Investment	1.6
Regal-Beloit	1.5
Thoratec	1.5
Smith Micro Software	1.5
Zoll Medical	1.5

 Sector Allocation as of October 31, 20101  (% of net assets)

Information Technology	21.0%
Financials	19.4
Consumer Discretionary	15.3
Industrials	15.3
Healthcare	11.0
Materials	6.5
Energy	5.5
Short-Term Investment	2.5
Consumer Staples	1.9
Utilities	0.9
Telecommunication Services	0.9
Other Assets & Liabilities, Net[2]	(0.2)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

42   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

What worked for the fund and why?
The fund’s performance benefited from stock selection within the consumer, technology, and industrial sectors. In the consumer area, the fund’s investments in Coinstar and Fossil contributed positively to results as the stocks returned 80% and 120%, respectively, over the fiscal year timeframe. Coinstar continued to execute on opportunities in the DVD rental marketplace. Fossil hit the market right with its merchandise and executed very well in an extremely tough and value-conscious market. These positive returns helped the fund’s consumer holdings generate a 32% return vs. 29% for the sector as a whole. In technology, gains in Progress Software and NetLogic Microsystems of 61% and 70%, respectively, helped that sector outpace the index, gaining 38% for the fund vs. 36% for the index. Smith Micro Software was also a big contributor to the fund. The company continued to execute on the opportunity for embedded software that helps manage the increasingly complex wireless network infrastructure. Finally, the industrial sector was a source of relative strength for the fund. Companies like BE Aerospace and Interface were up dramatically as their businesses found some stability and their managements took the opportunity to acquire new businesses or streamline operations.

What did not work for the fund and why?
Energy, financials, and healthcare were the three underperforming sectors for the fund, each being down more than 1% for the fiscal year. In energy, GMX Resources and Comstock Resources – two exploration and production companies that are heavily levered to the Haynesville shale natural gas fields – were poor performers. Natural gas supply has been extremely robust this year even though the commodity price has been very weak. This was especially problematic for these two companies as their gas production is on a higher cost basis than other companies. In financials, the fund was less interested in the real estate investment trust (REIT) industry as the slow economy and high unemployment rate continued to hurt occupancy and rental rates. This tough operating environment did not hold back REITs from performing well as their operations stabilized at this lower level and the low interest rates improved their ability to purchase more assets at reasonable prices. Healthcare was hurt by the fund’s investment in Amedisys, a home healthcare service company. The stock came under pressure as the government increased its scrutiny on the home healthcare industry and began looking at how it was incentivizing these companies through its payment schedule.

What strategic moves were made by the fund and why?
We continued to keep the fund well diversified* and to execute our discipline of buying good companies with good valuations. We did not materially change the fund’s positioning as the economic growth of the United States continued on its moderate course. The fund’s sector weightings are very close to their index weights. Early in the year, we sold several of the fund’s financial holdings, including TCF Bank and East West Bancorp, as they were valued much higher and hit their price targets. We have also been adding to cyclical ideas in the industrial space. We continued to underweight the healthcare sector in part to buffer the fund from any adverse changes due to increased government involvement. Additionally, the fund continues to have good exposure to the energy sector as we believe the world’s economic conditions will continue to gradually improve.

*	Diversification does not assure a profit or protect against a loss in a declining market.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   43

 Annual Performance1,2

	October 31, 2010				September 30, 2010*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	16.27%	2.10%	5.62%	—	3.45%	0.38%	4.69%	—

Class B	16.97%	2.22%	5.42%	—	3.64%	0.52%	4.51%	—

Class C	20.99%	2.49%	—	7.90%	7.60%	0.75%	—	7.34%

Average annual return without sales charge (NAV)
Class A	22.98%	3.26%	6.21%	—	9.46%	1.52%	5.29%	—

Class B	21.97%	2.47%	5.42%	—	8.64%	0.76%	4.51%	—

Class C	21.99%	2.49%	—	7.90%	8.60%	0.75%	—	7.34%

Class R	22.70%	3.00%	6.07%	—	9.15%	1.25%	5.15%	—

Class Y	23.30%	3.51%	6.48%	—	9.69%	1.76%	5.55%	—

Russell 2000 Index[3]	26.58%	3.07%	4.89%	7.98%	13.35%	1.60%	4.00%	7.58%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charges of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

As of the most recent prospectus, the fund’s total annual operating expense ratio, including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class B, Class C, Class R, and Class Y shares was 1.27%, 2.02%, 2.02%, 1.52%, and 1.02%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2010

Small Cap Select Fund, Class A (NAV)	$18,272

Small Cap Select Fund, Class A (POP)	$17,271

Russell 2000 Index[3]	$16,121

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/2000 to 10/31/2010) as compared to the Russell 2000 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

44   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Small Cap Value Fund

Investment Objective: capital appreciation

How did the fund perform for the fiscal year ended October 31, 2010?
The First American Small Cap Value Fund (the “fund”), Class Y shares, returned 25.43% for the fiscal year ended October 31, 2010 (Class A shares returned 25.15% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Value Index*, returned 24.43% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy continued on its slow path to recovery during the fiscal year. Economic growth indicators appeared to stabilize, relieving persistent fears of a double-dip recession. However, the jobless rate continued to hold above 9%, marking the longest stretch above this rate on record. The sluggish nature of the recovery led the Federal Reserve to continue its stimulative fiscal positioning. Toward the end of the period, the Fed expanded its quantitative easing by committing to buy up Treasury bonds in the hopes of driving investors to purchase riskier asset classes such as corporate debt and equities. Inflation data during the period remained very subdued; however, oil and broader commodity prices jumped sharply toward the end of the fiscal year in anticipation of the Fed’s further easing. Higher energy, commodity, and import prices are unlikely to materially change the underlying inflation trend unless they push wage and compensation rates higher, an unlikely development with the unemployment rate holding at the current high level.

U.S. equity markets posted excellent returns for the fiscal year, continuing their rebound from the 2008-2009 drop. However, the strong overall results masked several bouts of significant volatility during the period. At various times throughout the year, unfavorable data regarding employment, housing, and consumer spending weighed on the markets as did unrelenting negative headlines about regulatory action against financial firms, the Gulf of Mexico oil spill, and political posturing regarding financial reform. Midway through the fiscal year, markets plunged in response to concerns over the sovereign debt situation in Southern Europe and a potential major slowdown in China. Then on May 6th the equity markets experienced a “flash crash” with the Dow Jones Industrials Average falling nearly 1,000 points in a matter of minutes for no apparent fundamental reason. In the end, however, equity markets showed resilience, shrugging off these events. Markets advanced significantly as investors focused on positive news, including strong corporate earnings reports, improved U.S. economic growth indicators, and the Federal Reserve’s stimulative positioning.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101   (% of net assets)

Buckeye Technologies	1.8%
Affiliated Managers Group	1.8
First American Prime Obligations Fund, Class Z	1.7
DiamondRock Hospitality	1.7
Berry Petroleum, Class A	1.7
TTM Technologies	1.6
Atlas Air Worldwide Holdings	1.6
GrafTech International	1.5
Interface, Class A	1.5
Triumph Group	1.5

 Sector Allocation as of October 31, 20101   (% of net assets)

Financials	28.9%
Industrials	16.2
Information Technology	14.1
Consumer Discretionary	12.8
Energy	7.3
Materials	6.8
Healthcare	5.5
Utilities	3.6
Telecommunication Services	1.3
Consumer Staples	0.7
Exchange-Traded Fund	0.7
Short-Term Investment	1.7
Other Assets & Liabilities, Net[2]	0.4

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   45

Small Cap Value Fund

What worked for the fund and why?
The fund’s performance was primarily driven by solid, bottom-up stock selection across most of the sectors. From a top-down perspective, the fund’s pro-cyclical tilt also benefited results, including overweights relative to the benchmark in the materials, consumer discretionary, industrial, and information technology sectors. Our underweight stance in financials and consumer staples also helped as those sectors underperformed during the period. The top contributors to the fund during the fiscal year included: Atlas Air Worldwide Holdings, a leading global provider of air cargo solutions; Buckeye Technologies, a manufacturer of specialty paper products and fluff pulp; Interface, a global manufacturer of floor covering products; Complete Production Services, a leading provider of oil and gas well completion/production services; and Sally Beauty Holdings, a leading distributor and retailer of beauty supplies. Generally speaking, the common characteristic of the above-mentioned companies was solid market positioning, which allowed for top-line growth and margin expansion in an overall economic recovery. For example, Atlas Air Worldwide and Interface both benefited from continued strength in their core international markets. Buckeye Technologies’ positioning in strong sub-markets of the overall paper industry — in conjunction with management’s cost containment efforts — allowed the company to de-lever its balance sheet. Complete Production Services’ state-of-the-art positioning in both equipment and manpower enabled solid margin expansion as it continued to grow with leading domestic energy producers. Finally, Sally Beauty Holdings was able to demonstrate above-industry organic growth in an otherwise difficult domestic economy because of its focused marketing strategy.

What did not work for the fund and why?
The primary detractor during the fiscal year was stock selection in the healthcare sector, combined with modest underperformance from several holdings in the financial and utility sectors relative to the benchmark. Within healthcare, the fund was hindered by a lack of representation in the pharmaceutical industry. From a stock specific standpoint, Res-Care — a leading provider of care and services for people with developmental disabilities — was negatively impacted by impaired funding sources as state budgets became stressed. Additional detractors for the fund included Piper Jaffray, a leading middle-market investment bank; Kirkland’s, a specialty retailer of home décor and gifts; Sterling Construction, a civil engineering contractor primarily focused in Texas, Utah, and Nevada; and United Online, a branded provider of consumer products and social networking services. In general, these companies were hurt by continued sluggishness in their respective domestic markets.

What strategic moves were made by the fund and why?
From a sector positioning standpoint, we did not make any major changes to the fund over the course of the fiscal year as we continued to favor a pro-cyclical tilt. As the period progressed, we tilted the fund’s holdings in favor of larger, more liquid investments.

Our bottom-up portfolio construction process, in conjunction with careful consideration of the status of the business cycle recovery phase, continues to favor more pro-cyclical tilt. The fund is, therefore, overweight relative to the benchmark in sectors whose performance is closely linked to the business cycle, such as information technology, consumer discretionary, and industrials. The fund also has a modest overweight in the commodity-oriented materials and energy segments. We believe these sectors are well positioned now that the economic environment has shifted from recession toward stabilization and recovery. We continue to underweight financials, consumer staples, and utilities relative to the benchmark.

Building a well-diversified* portfolio of small-cap stocks with strengthening balance sheets and free cash flow characteristics remains our focus. We continue to target companies that can gain market share opportunistically in the current environment with sound business models and a strong competitive advantage. We remain committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.

*	Diversification does not assure a profit or protect against a loss in a declining market.

46   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2  as of October 31, 2010

	October 31, 2010				September 30, 2010*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001

Average annual return with sales charge (POP)
Class A	18.24%	0.79%	5.51%	—	3.93%	(0.99)%	4.71%	—

Class C	23.21%	1.17%	5.31%	—	8.07%	(0.61)%	4.52%	—
Average annual return without sales charge (NAV)
Class A	25.15%	1.93%	6.11%	—	9.96%	0.14%	5.30%	—

Class C	24.21%	1.17%	5.31%	—	9.07%	(0.61)%	4.52%	—

Class R	24.85%	1.69%	—	7.67%	9.72%	(0.09)%	—	7.02%

Class Y	25.43%	2.17%	6.36%	—	10.24%	0.39%	5.56%	—

Russell 2000 Value Index[3]	24.43%	2.02%	8.16%	8.74%	11.84%	0.73%	7.72%	8.37%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00% for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

As of the most recent prospectus, the fund’s total annual operating expense ratio, including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class C, Class R, and Class Y shares was 1.38%, 2.13%, 1.63%, and 1.13%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2010

Small Cap Value Fund, Class A (NAV)	$18,096

Small Cap Value Fund, Class A (POP)	$17,102

Russell 2000 Value Index[3]	$21,921

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/2000 to 10/31/2010) as compared to the Russell 2000 Value Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index that measures the performance of those companies within the Russell 2000 Index (small-cap index) with lower price-to-book ratios and lower forecasted growth values.

[4]	Performance for Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   47

Tactical Market Opportunities Fund

How did the fund perform during the period from December 31, 2009, through October 31, 2010?
The First American Tactical Market Opportunities Fund (the “fund”), Class Y shares, returned 6.20% for the fiscal period ended October 31, 2010. By comparison, the fund’s benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill Index*, returned 0.10% for the same period.

How did market conditions affect market performance during the fiscal year?
International stock market returns over the 12-month period were generally strong, continuing last year’s recovery from the 2008-2009 global crash. As was the case last year, emerging economies’ gains were higher. The MSCI Emerging Markets Index gained more than 21%, while the developed nation focused MSCI EAFE Index registered only a slight gain of 4%. The MSCI AC World Investable Market Index ex. U.S.A., which is comprised of approximately 80% developed and 20% emerging market nations, gained more than 8%.

These relatively good returns masked major shifts and concerns that arose during the fiscal year. The three most notable issues were: the struggles over deleveraging, particularly in the United States but also affecting economies in Europe; the related crisis with the euro as countries attempted to control sovereign debt in the face of lower economic activity; and high, export-led growth in emerging markets that threatened inflation and bubbles in their asset markets. For example, concerns about insolvency at European banks, and their governments’ inability to backstop them, caused the MSCI EAFE Index to drop more than 15% between January 1, 2010 and mid-May. During this same timeframe, the more buoyant MSCI Emerging Markets Index also experienced a decline. After that low point, most markets enjoyed steady growth as investors generally expressed confidence in nations’ ability to work out their imbalances without disruption. As we write this review in November, those beliefs are being tested anew.

In the bond market, market technicals continued to be extremely supportive as retail investors pushed more than $200 billion into taxable fixed-income funds of all types so far in 2010. This demand was a major driver of strong bond market returns, particularly since many broad sectors of the market experienced net negative issuance, creating a shortage of high-quality, fixed-income assets. Most spread sectors posted excellent returns for the fiscal year, with high-yield credit, investment-grade credit, and commercial mortgage-backed securities leading the pack. These sectors continued to demonstrate stable-to-improving credit fundamentals and were fueled by strong investor demand for higher yielding assets. On the other hand, agency mortgage-backed securities finally hit the wall because of high dollar prices on pass-through securities, prepayment fears due to lower mortgage rates and policy rumors, and net positive supply as new origination exceeded investor demand.

What worked for the fund and why?
The fund strategy consists of outperforming the BofA Merrill Lynch 3-Month Treasury Bill Index by 4% annually over a reasonable period of time while maintaining a lower volatility than the broad market. In order to achieve these objectives, we first consider the allocation between fixed income, equities, and cash. Other asset classes, such as currencies and commodities, are periodically held to take advantage of market opportunities or to further diversify** the fund.

Overall, the fund’s fixed-income component provided a significant contribution to performance during the fiscal period. Its fixed-income allocation generally consisted of long duration Treasuries as well as exchange-traded funds (ETFs) in various fixed-income sectors such as investment-grade credit, high-yield bonds, emerging market debt, mortgage-backed securities, and preferred stock. We also included short Treasury futures at the front end of the yield curve as a view on market rates and also as a hedge to other fixed-income securities.

The fund’s equity allocation included several long positions in index futures and ETFs that contributed positively to performance. For example, the fund benefited from long positions in China, Germany, the S&P 500, South Africa, and Russia. Additionally, the fund’s short position in Spain contributed favorably to performance.

What did not work for the fund and why?
In general, short equity positions detracted from performance over the time period, including short Russell 2000, Mexico, India, and Canada. Although these short positions underperformed, they were utilized as part of spread trades with other countries and do not necessarily reflect a negative outlook on the broad market. Rather, these spread trades are used to express a view of relative performance between countries while reducing the overall volatility of the fund.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

**	Diversification does not assure a profit or protect against a loss in a declining market.

48   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

What strategic moves were made by the fund and why?
As mentioned, the fixed-income component consisted of Treasuries and a variety of fixed-income ETFs representing various sectors such as investment-grade credit, high-yield bonds, mortgage-backed securities, emerging market debt, and preferred stock. These securities are held in various proportions at different times and are a primary component of the Tactical Market Opportunity Fund’s strategy. Throughout the year, we have slowly reduced the fund’s overall fixed-income exposure as rates have decreased and ETF prices have gone higher. ETF rotation within fixed income is an ongoing process to take advantage of market conditions, the outlook for fixed-income sectors, and relative yield advantages.

The equity component of the fund generally consists of long or short futures contracts as well as country and sector ETFs. While net equity exposure remains constrained, gross exposure is significant and reflects a view of relative country performance. These views are generally expressed with futures spread trades such as long emerging markets/short EAFE, long South Africa/short Mexico, long Germany/short Spain, and long China/short India to name a few. Other securities, such as high-yield and preferred stock ETFs, provide equity-like exposure yet are not included in the net and gross equity market value calculation. When evaluating the proper equity risk exposure, the weights of these fixed-income ETFs are considered. From a positioning perspective, the fund still has an emphasis on emerging markets and materials-producing countries as well as a short position in peripheral Europe.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101   (% of net assets)

First American Prime Obligations Fund, Class Z	48.0%
iShares Barclays 1-3 Year Credit Bond Fund	13.0
U.S. Treasury Bond, 4.500%, 08/15/2039	10.8
iShares JPMorgan USD Emerging Markets Bond Fund	5.6
iShares iBoxx $ High Yield Corporate Bond Fund	5.4
iShares S&P U.S. Preferred Stock Index Fund	4.9
iShares Barclays MBS Bond Fund	4.0
U.S. Treasury Bill, 0.157%, 04/14/2011	3.8
Market Vectors Russia	2.3
Utilities Select Sector SPDR	1.1

 Sector Allocation as of October 31, 20101   (% of net assets)

Exchange-Traded Funds	36.3%
U.S. Government & Agency Security	10.8
Short-Term Investments	53.1
Other Assets and Liabilities, Net[2]	(0.2)

100.0%

[1]	Fund holdings and sector allocations are subject to change at anytime and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments and do not reflect the impact on sector allocation of holding derivative instruments, such as futures contracts. See note 2 in Notes to Financial Statements and the fund’s Schedule of Investments for derivatives held at October 31, 2010.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   49

Tactical Market Opportunities Fund

 Annual Performance1,2  as of October 31, 2010

	October 31, 2010†	September 30, 2010*†
	Since Inception	Since Inception
	12/30/2009	12/30/2009

Average annual return without sales charge (NAV)
Class Y	6.20%	5.60%

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index [3]	0.10%	0.08%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated and assume reinvestment of all distributions at NAV.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses) for Class Y was 5.62%. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least February 28, 2011 so that total annual fund operating expenses (after all waivers and excluding acquired fund fees and expenses) for Class Y does not exceed 0.95%. These fee waivers and expense reimbursements may be terminated at any time after February 28, 2011, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors. There is no guarantee that the fund will achieve its investment objectives. The advisor’s asset allocation decisions may be incorrect and could adversely affect fund performance. The fund is exposed to the risks of the underlying securities held by an exchange-traded fund (ETF) and bears its proportionate share of the ETF’s expenses. Derivative investing may involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested. The use of leverage through the use of derivatives may magnify this risk. Foreign investing, especially in emerging markets, entails additional risks, including currency fluctuations, political and economic instability, accounting changes, and foreign taxation. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities. Commodity prices may be highly volatile and are affected by factors such as changes in demand, disruption in supply, and hedging and trading strategies of other market participants. Each of these asset classes may be less liquid and more volatile.

†	Returns not annualized

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,3  as of October 31, 2010

Tactical Market Opportunities Fund, Class Y	$10,620

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index[3]	$10,010

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class Y shares (from 12/30/2009 to 10/31/2010) as compared to the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. At the end of the month, that issue is sold and rolled into a newly selected issue.

50   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Expense Examples

Expense Example
As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested in a fund at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 Equity Income Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[2]	$1,000.00	$1,011.40	$5.78

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

Class B Actual[2]	$1,000.00	$1,008.10	$9.57

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.68	$9.60

Class C Actual[2]	$1,000.00	$1,008.10	$9.57

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.68	$9.60

Class R Actual[2]	$1,000.00	$1,010.70	$6.99

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$7.02

Class Y Actual[2]	$1,000.00	$1,012.50	$4.51

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.14%, 1.89%, 1.89%, 1.38%, and 0.89% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2010 of 1.14%, 0.81%, 0.81%, 1.07%, and 1.25% for Class A, Class B, Class C, Class R, and Class Y, respectively.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   51

Expense Examples

 Global Infrastructure Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[2]	$1,000.00	$1,114.80	$6.66

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

Class C Actual[2]	$1,000.00	$1,110.80	$10.64

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16

Class R Actual[2]	$1,000.00	$1,113.70	$7.99

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63

Class Y Actual[2]	$1,000.00	$1,115.60	$5.33

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.25%, 2.00%, 1.50%, and 1.00% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2010 of 11.48%, 11.08%, 11.37%, and 11.56% for Class A, Class C, Class R, and Class Y, respectively.

 International Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[4]	$1,000.00	$1,014.80	$7.52

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53

Class B Actual[4]	$1,000.00	$1,010.50	$11.30

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,013.96	$11.32

Class C Actual[4]	$1,000.00	$1,011.00	$11.30

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,013.96	$11.32

Class R Actual[4]	$1,000.00	$1,013.10	$8.78

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,016.48	$8.79

Class Y Actual[4]	$1,000.00	$1,016.40	$6.25

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.48%, 2.23%, 2.23%, 1.73%, and 1.23% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2010 of 1.48%, 1.05%, 1.10%, 1.31%, and 1.64% for Class A, Class B, Class C, Class R, and Class Y, respectively.

52   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 International Select Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[2]	$1,000.00	$1,048.40	$7.69

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

Class C Actual[2]	$1,000.00	$1,044.30	$11.49

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,013.96	$11.32

Class R Actual[2]	$1,000.00	$1,047.50	$8.98

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	$8.84

Class Y Actual[2]	$1,000.00	$1,050.50	$6.41

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.49%, 2.23%, 1.74%, and 1.24% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2010 of 4.84%, 4.43%, 4.75%, and 5.05% for Class A, Class C, Class R and Class Y, respectively.

 Large Cap Growth Opportunities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[4]	$1,000.00	$1,066.30	$6.20

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

Class B Actual[4]	$1,000.00	$1,062.20	$10.08

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$9.86

Class C Actual[4]	$1,000.00	$1,062.30	$10.08

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$9.86

Class R Actual[4]	$1,000.00	$1,065.00	$7.50

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32

Class Y Actual[4]	$1,000.00	$1,067.80	$4.90

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.19%, 1.94%, 1.94%, 1.44%, and 0.94% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2010 of 6.63%, 6.22%, 6.23%, 6.50%, and 6.78% for Class A, Class B, Class C, Class R, and Class Y, respectively.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   53

Expense Examples

 Large Cap Select Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[2]	$1,000.00	$993.20	$6.68

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77

Class C Actual[2]	$1,000.00	$989.40	$10.43

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,014.72	$10.56

Class R Actual[2]	$1,000.00	$991.40	$7.93

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$8.03

Class Y Actual[2]	$1,000.00	$994.10	$5.43

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.33%, 2.08%, 1.58%, and 1.08% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2010 of -0.68%, -1.06%, -0.86%, and -0.59% for Class A, Class C, Class R, and Class Y, respectively.

 Large Cap Value Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[4]	$1,000.00	$970.20	$6.16

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

Class B Actual[4]	$1,000.00	$966.90	$9.87

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11

Class C Actual[4]	$1,000.00	$966.10	$9.86

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11

Class R Actual[4]	$1,000.00	$968.70	$7.44

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63

Class Y Actual[4]	$1,000.00	$971.70	$4.92

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.24%, 1.99%, 1.99%, 1.50%, and 0.99% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2010 of -2.98%, -3.31%, -3.39%, -3.13%, and -2.83% for Class A, Class B, Class C, Class R, and Class Y, respectively.

54   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Mid Cap Growth Opportunities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[2]	$1,000.00	$1,076.90	$6.44

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26

Class B Actual[2]	$1,000.00	$1,073.00	$10.35

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06

Class C Actual[2]	$1,000.00	$1,072.80	$10.34

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06

Class R Actual[2]	$1,000.00	$1,075.60	$7.69

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

Class Y Actual[2]	$1,000.00	$1,078.30	$5.13

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.23%, 1.98%, 1.98%, 1.47%, and 0.98% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2010 of 7.69%, 7.30%, 7.28%, 7.56%, and 7.83% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Mid Cap Select Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[3]	$1,000.00	$998.90	$7.10

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17

Class B Actual[3]	$1,000.00	$995.00	$10.86

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,014.32	$10.97

Class C Actual[3]	$1,000.00	$994.20	$10.86

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,014.32	$10.97

Class Y Actual[3]	$1,000.00	$1,000.00	$5.85

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.41%, 2.16%, 2.16%, and 1.16% for Class A, Class B, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2010 of -0.11%, -0.50%, -0.58%, and 0.00% for Class A, Class B, Class C, and Class Y, respectively.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   55

Expense Examples

 Mid Cap Value Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[2]	$1,000.00	$1,000.90	$6.30

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

Class B Actual[2]	$1,000.00	$997.10	$10.07

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16

Class C Actual[2]	$1,000.00	$997.20	$10.07

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16

Class R Actual[2]	$1,000.00	$1,000.00	$7.51

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

Class Y Actual[2]	$1,000.00	$1,002.70	$5.05

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.25%, 2.00%, 2.00%, 1.49%, and 1.00% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2010 of 0.09%, -0.29%, -0.28%, 0.00%, and 0.27% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Quantitative Large Cap Core Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[4]	$1,000.00	$999.00	$3.53

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

Class C Actual[4]	$1,000.00	$995.60	$7.29

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37

Class Y Actual[4]	$1,000.00	$1,001.00	$2.27

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.70%, 1.45%, and 0.45% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2010 of -0.10%, -0.44%, and 0.10% for Class A, Class C, and Class Y, respectively.

56   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Real Estate Securities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/2010 to
	Value (5/01/2010)	Value (10/31/10)	10/31/10)

Class A Actual[2]	$1,000.00	$1,073.80	$6.53

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

Class B Actual[2]	$1,000.00	$1,069.40	$10.38

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11

Class C Actual[2]	$1,000.00	$1,069.80	$10.43

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16

Class R Actual[2]	$1,000.00	$1,072.60	$7.73

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53

Class Y Actual[2]	$1,000.00	$1,074.90	$5.23

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.25%, 1.99%, 2.00%, 1.48%, and 1.00% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2010 of 7.38%, 6.94%, 6.98%, 7.26%, and 7.49% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Small Cap Growth Opportunities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[4]	$1,000.00	$991.70	$7.38

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

Class B Actual[4]	$1,000.00	$988.10	$11.12

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,014.01	$11.27

Class C Actual[4]	$1,000.00	$988.10	$11.12

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,014.01	$11.27

Class R Actual[4]	$1,000.00	$990.50	$8.63

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,016.53	$8.74

Class Y Actual[4]	$1,000.00	$993.20	$6.13

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.47%, 2.22%, 2.22%, 1.72%, and 1.22% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2010 of -0.83%, -1.19%, -1.19%, -0.95%, and -0.68% for Class A, Class B, Class C, Class R, and Class Y, respectively.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   57

Expense Examples

 Small Cap Select Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[2]	$1,000.00	$986.50	$6.21

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

Class B Actual[2]	$1,000.00	$982.00	$9.94

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11

Class C Actual[2]	$1,000.00	$983.40	$9.95

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11

Class R Actual[2]	$1,000.00	$985.40	$7.41

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53

Class Y Actual[2]	$1,000.00	$988.40	$4.96

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.24%, 1.99%, 1.99%, 1.48%, and 0.99% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2010 of -1.35%, -1.80%, -1.66%, -1.46%, and -1.16% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Small Cap Value Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[4]	$1,000.00	$973.40	$6.67

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82

Class C Actual[4]	$1,000.00	$969.10	$10.37

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.61

Class R Actual[4]	$1,000.00	$972.10	$7.85

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$8.03

Class Y Actual[4]	$1,000.00	$973.20	$5.42

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.34%, 2.09%, 1.58%, and 1.09% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2010 of -2.66%, -3.09%, -2.79%, and -2.68% for Class A, Class C, Class R, and Class Y, respectively.

 Tactical Market Opportunities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class Y Actual[6]	$1,000.00	$1,048.40	$4.70

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.91% for Class Y, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended October 31, 2010 of 4.84% for Class Y.

58   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Equity Income, Global Infrastructure, International, International Select, Large Cap Growth Opportunities, Large Cap Select, Large Cap Value, Mid Cap Growth Opportunities, Mid Cap Select, Mid Cap Value, Quantitative Large Cap Core, Real Estate Securities, Small Cap Growth Opportunities, Small Cap Select, Small Cap Value, and Tactical Market Opportunity Funds (series of First American Investment Fund, Inc.) (collectively, the “funds”), including the schedule of investments, as of October 31, 2010, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above of First American Investment Funds, Inc. at October 31, 2010, the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 23, 2010

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   59

Schedule of Investments  October 31, 2010, all dollars are rounded to thousands (000)

Equity Income Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 98.1%
Consumer Discretionary – 12.3%
Brunswick ▼	316,324	$5,004
Darden Restaurants ▼	231,009	10,559
Foot Locker ▼	672,300	10,710
Hasbro	281,882	13,037
Home Depot	366,137	11,306
J.C. Penney	123,819	3,861
Mattel ▼	283,623	6,617
McDonald’s	158,917	12,359
Thomson Reuters ▼	156,343	5,980
Whirlpool ▼	121,809	9,237
Yum! Brands	270,951	13,429

		102,099

Consumer Staples – 7.0%
Altria Group	328,835	8,359
ConAgra Foods	239,485	5,386
Kraft Foods, Class A ▼	378,535	12,215
Philip Morris International	194,939	11,404
Sysco ▼	334,855	9,865
Unilever ▼	358,714	10,650

		57,879

Energy – 11.6%
Anadarko Petroleum ▼	144,358	8,888
Chesapeake Energy ▼	83,509	1,812
Chevron	280,138	23,143
ConocoPhillips	319,220	18,962
Enbridge Energy Partners ▼	29,542	1,817
Exterran Partners ▼	296,886	6,920
Exxon Mobil	326,181	21,681
Total – ADR ▼	230,732	12,570

		95,793

Financials – 15.2%
Aflac	182,836	10,219
Annaly Capital Management – REIT ▼	484,758	8,585
Astoria Financial ▼	541,900	6,730
Bank of America	1,037,517	11,869
DCT Industrial Trust – REIT ▼	335,670	1,682
Fifth Third Bancorp ▼	449,720	5,648
Goldman Sachs Group ▼	52,908	8,516
JPMorgan Chase	347,854	13,090
KeyCorp	510,586	4,182
Liberty Property Trust – REIT	117,008	3,915
Mid-America Apartment Communities – REIT	91,449	5,581
National Retail Properties – REIT	165,292	4,479
Old Republic International ▼	640,528	8,455
Prudential Financial ▼	124,618	6,552
Redwood Trust – REIT ▼	274,660	3,895
Regions Financial ▼	839,099	5,286
SunTrust Banks	232,337	5,813
Ventas – REIT ▼	83,760	4,486
Wells Fargo	259,305	6,763

		125,746

Healthcare – 9.0%
Abbott Laboratories	279,359	14,337
Bristol-Myers Squibb	661,437	17,793
Covidien	202,257	8,064
Johnson & Johnson	232,510	14,804
McKesson	57,312	3,781
Pfizer ▼	724,147	12,600
Teva Pharmaceutical Industries – ADR ▼	65,603	3,405

		74,784

Industrials – 11.9%
3M ▼	161,946	$13,639
Boeing	106,320	7,510
Emerson Electric ▼	157,557	8,649
General Dynamics	102,451	6,979
General Electric	1,099,012	17,606
Hubbell, Class B	116,115	6,273
Manpower ▼	156,674	8,575
Textron ▼	379,530	7,902
United Parcel Service, Class B ▼	120,200	8,094
United Technologies	174,568	13,053

		98,280

Information Technology – 14.7%
Analog Devices ▼	312,191	10,511
Applied Materials ▼	656,012	8,108
Automatic Data Processing	185,460	8,238
Intel	702,867	14,108
MasterCard, Class A	36,439	8,748
Maxim Integrated Products ▼	517,519	11,209
Microsoft	636,431	16,955
Molex, Class A	369,127	6,301
Oracle ▼	319,398	9,390
Paychex	116,023	3,214
QUALCOMM	244,987	11,056
Texas Instruments	321,691	9,512
Visa, Class A ▼	54,474	4,258

		121,608

Materials – 6.5%
E.I. Du Pont de Nemours	207,991	9,833
Freeport-McMoRan Copper & Gold ▼	105,556	9,994
Huntsman	603,292	8,356
PPG Industries	116,854	8,963
Praxair ▼	95,641	8,736
Weyerhaeuser	476,948	7,736

		53,618

Telecommunication Services – 5.9%
AT&T	443,236	12,632
CenturyLink ▼	272,880	11,292
Qwest Communications International ▼	2,011,497	13,276
Windstream ▼	893,064	11,306

		48,506

Utilities – 4.0%
American Electric Power	94,897	3,553
CenterPoint Energy ▼	460,478	7,626
PNM Resources	664,861	7,839
Westar Energy ▼	543,783	13,757

		32,775

Total Common Stocks
(Cost $622,177)		811,088

The accompanying notes are an integral part of the financial statements.

60   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Equity Income Fund (concluded)
DESCRIPTION	SHARES	FAIR VALUE >

Short-Term Investment – 2.0%
First American Prime Obligations Fund, Class Z
0.102% Å Ω
(Cost $16,709)	16,709,221	$16,709

Investment Purchased with Proceeds from Securities Lending – 27.1%
Mount Vernon Securities Lending Prime Portfolio
0.278% Ω †
(Cost $224,304)	224,304,109	224,304

Total Investments ▲ – 127.2%
(Cost $863,190)		1,052,101

Other Assets and Liabilities, Net – (27.2)%		(224,985)

Total Net Assets – 100.0%		$827,116

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

▼	This security or a portion of this security is out on loan at October 31, 2010. Total loaned securities had a fair value of $216,824 at October 31, 2010. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $863,148. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$206,044
Gross unrealized depreciation	(17,091)

Net unrealized appreciation	$188,953

ADR –	American Depositary Receipt

REIT –	Real Estate Investment Trust

Global Infrastructure Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 98.8%
Australia – 8.6%
APA Group	203,100	$777
Asciano Group ●	1,881,820	2,891
Australian Infrastructure Fund	426,417	827
DUET Group	583,896	995
Macquarie Atlas Roads Group ●	70,963	101
MAp Group	579,503	1,732
Spark Infrastructure Group	1,188,677	1,304
Transurban Group	901,800	4,614

		13,241

Austria – 0.7%
Flughafen Wien	17,047	1,057

Belgium – 0.4%
Elia System Operator – VVPR Strips ●	3,039	1
Elia System Operator	15,195	575

		576

Brazil – 4.0%
All America Latina Logistica	50,948	485
Companhia de Gas de Sao Paulo, Class A	45,797	978
Companhia de Saneamento Basico do Estado de Sao Paulo – ADR	9,150	420
Companhia de Saneamento de Minas Gerais	27,354	420
Companhia de Transmissao de Energia Electrica Paulista	50,442	1,572
Companhia Energetica do Ceara – Coelce, Class A	41,776	692
CPFL Energia – ADR	91	6
EcoRodovias Infraestructura e Logistica ●	63,386	481
Energias do Brasil	28,448	624
Light	11,719	148
Santos Brasil Participacoes	6,664	90
Wilson Sons – BDR	16,554	282

		6,198

Canada – 6.0%
ATCO, Class I	1,147	59
Boralex, Class A ●	16,315	134
Brookfield Renewable Power Fund	13,888	293
Canadian Utilities, Class A	14,942	718
Enbridge	84,340	4,672
IESI-BFC	52,153	1,219
TransCanada	55,942	2,067

		9,162

Chile – 0.1%
Enersis – ADR	8,052	184

China – 1.1%
China Suntien Green Energy, Class H ●	1,599,197	538
Dalian Port, Class H	319,584	138
Jiangsu Expressway, Class H	654,030	793
Zhejiang Expressway, Class H	202,460	205

		1,674

Denmark – 0.3%
AP Moller – Maersk, Class B	47	408

France – 6.6%
Aeroports de Paris	27,514	2,338
Electricite de France	15,290	701
Eutelsat Communications	21,596	813
Rubis	1,573	174
Seche Environnement	2,004	162
Suez Environnement	59,330	1,161

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   61

Schedule of Investments   October 31, 2010, all dollars are rounded to thousands (000)

Global Infrastructure Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Vinci	88,657	$4,754

		10,103

Germany – 0.7%
Fraport Frankfurt Airport	16,797	1,066

Hong Kong – 9.1%
Beijing Capital International Airport, Class H	963,267	533
Beijing Enterprises Holdings	572,097	3,920
Beijing Enterprises Water Group ●	1,181,093	413
China Everbright International	540,398	287
China Gas Holdings	1,594,863	912
China Merchants Holdings International	1,475,007	5,187
China Resources Gas Group	343,086	510
China Water Affairs Group	249,253	95
Guangdong Investment	1,079,694	542
Hong Kong and China Gas	417,335	1,008
Hopewell Highway Infrastructure	11,684	9
MTR	170,458	651

		14,067

India – 1.0%
GAIL India – GDR	24,049	1,594

Italy – 2.5%
Atlantia	7,120	163
Hera	73,182	155
IREN	89,537	157
SAVE	50,983	496
Snam Rete Gas	57,809	313
Terna-Rete Elettrica Nationale	559,296	2,581

		3,865

Japan – 12.0%
Chubu Electric Power	30,473	770
East Japan Railway	47,700	2,946
Japan Airport Terminal	89,729	1,472
Kamigumi	286,038	2,234
Kansai Electric Power	42,668	1,080
Mitsubishi Logistics	39,460	477
Park24	135,629	1,310
Toho Gas	245,367	1,293
Tokyo Electric Power	195,495	4,668
Tokyo Gas	461,021	2,169

		18,419

Luxembourg – 2.1%
SES	124,119	3,187

Mexico – 0.2%
Empresas ICA – ADR ●	30,217	319

Netherlands – 0.9%
Koninklijke Vopak	26,521	1,327

New Zealand – 1.5%
Auckland International Airport	139,889	224
Contact Energy	88,619	396
Infratil	122,071	171
Port of Tauranga	217,723	1,236
Vector	148,861	276

		2,303

Norway – 0.2%
Hafslund, Class B	33,585	373

Portugal – 0.6%
Brisa Auto-Estradas de Portugal	124,344	942

Singapore – 9.9%
CitySpring Infrastructure Trust	839,606	397
ComfortDelGro	2,803,286	3,216
Hyflux	1,282,787	$3,131
Parkway Life – REIT	373,423	482
SembCorp Industries	582,215	2,066
Singapore Airport Terminal Services	858,445	1,893
Singapore Post	1,434,482	1,308
Singapore Telecommunications	443,028	1,062
SMRT	1,023,851	1,625

		15,180

Spain – 3.0%
Abertis Infraestructuras	143,122	2,830
Enagas	78,211	1,725

		4,555

Switzerland – 1.4%
BKW FMB Energie	6,601	450
Flughafen Zuerich	4,691	1,729

		2,179

United Kingdom – 4.9%
Centrica	332,609	1,770
Forth Ports	1,094	23
National Grid – ADR	10,002	475
Pennon Group	39,053	390
Scottish & Southern Energy	137,905	2,548
Serco Group	28,419	280
Severn Trent	54,495	1,218
United Utilities Group	92,702	908

		7,612

United States – 21.0%
AGL Resources	1,914	75
American Electric Power	21,050	788
American Tower, Class A ●	35,353	1,825
Atmos Energy	396	12
California Water Service Group	20,464	764
Chesapeake Utilities	3,151	116
Connecticut Water Service	4,343	106
Coresite Realty – REIT ●	36,634	552
Crown Castle International ●	80,024	3,451
Digital Realty Trust – REIT	22,600	1,350
DuPont Fabros Technology – REIT	12,342	310
ITC Holdings	26,179	1,639
Kinder Morgan Management	7,044	434
Middlesex Water	3,687	66
New Jersey Resources	1,284	52
NextEra Energy	22,630	1,245
Niska Gas Storage Partners	5,560	111
NiSource	48,442	838
Northeast Utilities	14,541	455
Questar	45,267	768
Republic Services	160,444	4,783
SBA Communications, Class A ●	32,813	1,288
Sempra Energy	65,493	3,503
SJW	10,230	248
Southern Union	48,988	1,231
Spectra Energy	178,239	4,237
Standard Parking ●	69,911	1,195
Unitil	14,054	305
Williams	15,911	342
Xcel Energy	9,533	227

		32,316

Total Common Stocks
(Cost $138,395)		151,907

The accompanying notes are an integral part of the financial statements.

62   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Global Infrastructure Fund (concluded)
DESCRIPTION	SHARES	FAIR VALUE >

Short-Term Investment – 0.6%
State Street Institutional Liquid Reserves Fund
0.220% Ω
(Cost $901)	900,924	$901

Total Investments ▲ – 99.4%
(Cost $139,296)		152,808

Other Assets and Liabilities, Net – 0.6%		877

Total Net Assets – 100.0%		$153,685

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

●	Non-income producing security.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $140,470. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$13,427
Gross unrealized depreciation	(1,089)

Net unrealized appreciation	$12,338

ADR –	American Depositary Receipt

BDR –	Brazilian Depositary Receipt

GDR –	Global Depositary Receipt

REIT –	Real Estate Investment Trust

At October 31, 2010, sector diversification of the fund was as follows:

	% of Net Assets	Fair Value

Common Stocks
Industrials*	43.9%	$67,413
Utilities*	34.8	53,510
Energy	10.1	15,582
Telecommunication Services	5.0	7,626
Consumer Discretionary	2.9	4,496
Financials	1.4	2,212
Transportation	0.4	586
Healthcare	0.3	482

Total Common Stocks	98.8	151,907

Total Short-Term Investment	0.6	901

Total Investments	99.4	152,808

Other Assets and Liabilities, Net	0.6	877

Net Assets	100.0%	$153,685

*	The fund is significantly invested in these sectors and therefore subject to additional risks. See note 6 in Notes to Financial Statements.
Fund (concluded)

International Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 91.9%
Australia – 2.0%
APA Group	71,793	$275
Asciano Group ●	674,560	1,036
Australian Infrastructure Fund	149,334	290
CSL	87,656	2,827
DUET Group	206,139	351
Macquarie Atlas Roads Group ●	21,731	31
Macquarie Group	83,477	2,967
MAp Group	204,848	612
National Australia Bank	61,283	1,534
Newcrest Mining	38,800	1,527
Spark Infrastructure Group	419,784	461
Transurban Group	318,096	1,628

		13,539

Austria – 0.1%
Flughafen Wien	6,008	373

Belgium – 0.9%
Anheuser-Busch InBev	95,126	5,974
Elia System Operator – VVPR Strips ●	1,188	—
Elia System Operator	5,354	203

		6,177

Brazil – 1.8%
All America Latina Logistica	18,067	172
Companhia de Gas de Sao Paulo, Class A	16,088	343
Companhia de Saneamento Basico do Estado de Sao Paulo – ADR	3,225	148
Companhia de Saneamento de Minas Gerais	9,686	149
Companhia de Transmissao de Energia Electrica Paulista	17,741	553
Companhia Energetica de Minas Gerais – ADR	152,448	2,720
Companhia Energetica do Ceara – COELCE, Class A	14,839	246
CPFL Energia – ADR	32	2
EcoRodovias Infraestructura e Logistica ●	22,273	169
Energias do Brasil	10,161	223
Itau Unibanco Holding – ADR	109,463	2,688
Light	4,117	52
Petroleo Brasileiro – ADR	55,213	1,884
Santos Brasil Participacoes	2,452	33
Vale – ADR	85,127	2,736
Wilson Sons – BDR	5,766	98

		12,216

Canada – 5.5%
Agrium	18,950	1,677
ATCO, Class I	403	21
Bank of Nova Scotia	69,170	3,701
Boralex, Class A ●	5,753	47
Brookfield Renewable Power Fund	4,878	103
Cameco	155,148	4,804
Canadian Utilities, Class A	5,283	254
Cenovus Energy	103,999	2,894
Enbridge	29,717	1,646
EnCana	116,589	3,293
IESI-BFC	18,392	430
Inmet Mining	30,080	1,798
Manulife Financial	237,429	3,015
Pan American Silver	40,380	1,289
Suncor Energy	146,523	4,690
TMX Group	95,470	3,175

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   63

Schedule of Investments   October 31, 2010, all dollars are rounded to thousands (000)

International Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

TransCanada	19,653	$726
Yamana Gold	360,974	3,968

		37,531

Chile – 0.4%
Enersis – ADR	2,851	65
Sociedad Quimica y Minera de Chile – ADR	50,805	2,632

		2,697

China – 2.6%
Agile Property Holdings	2,024,000	2,670
China Communications Construction, Class H	2,181,000	2,092
China Merchants Bank	737,350	2,101
China Suntien Green Energy, Class H ●	563,146	190
Dalian Port, Class H	112,848	49
Industrial & Commercial Bank of China, Class H	2,688,000	2,171
Jiangsu Expressway, Class H	231,406	280
New Oriental Education & Technology Group – ADR ●	26,187	2,812
PetroChina, Class H	1,946,000	2,395
Tencent Holdings	138,100	3,175
Zhejiang Expressway, Class H	71,046	72

		18,007

Denmark – 1.3%
AP Moller-Maersk, Class B	17	148
Novo Nordisk, Class B	51,127	5,368
Vestas Wind Systems ●	108,939	3,473

		8,989

Finland – 0.9%
Nokia Oyj	576,827	6,195

France – 6.5%
Aeroports de Paris	9,701	824
AXA	194,327	3,544
BNP Paribas	101,157	7,399
Carrefour	96,792	5,241
Electricite de France	74,293	3,408
Eutelsat Communications	7,625	287
Iliad	52,620	5,928
L’oreal	24,883	2,923
Rubis	555	62
Seche Environnement	732	59
Suez Environnement	20,779	407
Total	101,704	5,536
Total – ADR	59,200	3,225
Ubisoft Entertainment ●	309,866	4,037
Vinci	31,225	1,674

		44,554

Germany – 8.9%
Adidas	125,450	8,171
Aixtron	132,618	4,318
Allianz	49,793	6,235
BASF	30,160	2,193
BMW	56,355	4,039
Deutsche Boerse	44,579	3,136
E.ON	211,980	6,635
Fraport Frankfurt Airport	5,927	376
Henkel KGAA	66,690	3,932
Metro	29,720	2,083
SAP	93,918	4,893
Siemens	39,200	4,473
Symrise	158,870	4,825
Wacker Chemie	25,383	5,236

		60,545

Hong Kong – 2.6%
Beijing Capital International Airport, Class H	339,112	188
Beijing Enterprises Holdings	202,036	1,384
Beijing Enterprises Water Group ●	415,543	145
Cheung Kong Holdings	270,821	4,137
China Everbright International	191,780	102
China Gas Holdings	563,850	322
China Merchants Holdings International	520,618	1,830
China Resources Gas Group	121,390	180
China Resources Land	1,028,000	2,032
China Water Affairs Group	88,453	34
Esprit Holdings	638,303	3,446
Guangdong Investment	381,182	191
Hong Kong & China Gas	147,049	356
Hopewell Highway Infrastructure	4,130	3
Li & Fung	612,000	3,240
MTR	60,045	229

		17,819

India – 0.4%
GAIL India – GDR	8,505	564
HDFC Bank – ADR	11,215	1,940

		2,504

Ireland – 1.6%
Covidien	151,690	6,047
Experian Group	220,473	2,562
WPP	185,081	2,151

		10,760

Israel – 0.4%
Teva Pharmaceutical Industries – ADR	55,327	2,871

Italy – 1.3%
Atlantia	2,520	58
Eni	141,431	3,185
Hera	25,705	54
IREN	31,423	56
Saipem	94,859	4,213
SAVE	17,986	175
Snam Rete Gas	20,479	111
Terna-Rete Elettrica Nationale	197,426	911

		8,763

Japan – 19.2%
AMADA	230,539	1,517
Canon	203,802	9,382
Chubu Electric Power	10,741	271
East Japan Railway	16,788	1,037
FANUC	53,800	7,789
Fast Retailing	23,600	3,091
INPEX	860	4,479
Japan Airport Terminal	31,668	519
Kamigumi	101,469	793
Kansai Electric Power	15,039	381
Keyence	16,021	3,969
Mitsubishi	264,956	6,364
Mitsubishi Logistics	13,879	168
Mitsubishi UFJ Financial Group	365,882	1,698
Mitsui Sumitomo Insurance Group	130,273	3,121
NGK Insulators	235,000	3,558
Nintendo	26,500	6,843
NKSJ Holdings ●	744,900	5,112

The accompanying notes are an integral part of the financial statements.

64   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

International Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Nomura Research Institute	123,548	$2,331
Park24	48,110	465
SECOM	70,650	3,214
Seven & I Holdings	266,688	6,191
Shin-Etsu Chemical	70,600	3,570
SMC	65,756	10,037
Sony Financial Holdings	1,792	6,231
Sugi Holdings	163,186	3,646
Sumitomo Metal Mining	345,099	5,492
Sumitomo Trust & Banking	1,224,408	6,684
Suzuki Motor	273,506	6,676
The Bank of Yokohama	1,353,973	6,639
THK	118,200	2,269
Toho Gas	86,564	456
Tokyo Electric Power	68,845	1,644
Tokyo Gas	162,482	765
Toyota Motor	132,000	4,675

		131,077

Luxembourg – 0.9%
Millicom International Cellular	54,582	5,163
SES	43,768	1,124

		6,287

Malaysia – 0.2%
Sime Darby Berhad	575,192	1,635

Mexico – 0.4%
Empresas ICA – ADR ●	10,687	113
Wal-Mart de Mexico – ADR	99,511	2,727

		2,840

Netherlands – 1.3%
Heineken	128,909	6,544
Koninklijke KPN	125,189	2,091
Koninklijke Vopak	9,527	477

		9,112

New Zealand – 0.1%
Auckland International Airport	51,077	82
Contact Energy	31,140	139
Infratil	47,222	66
Port of Tauranga	76,532	434
Vector	51,232	95

		816

Norway – 0.5%
Hafslund, Class B	11,399	127
Statoil	135,307	2,955

		3,082

Portugal – 0.4%
Brisa Auto-Estradas de Portugal	44,075	334
Energias de Portugal	658,014	2,517

		2,851

Russia – 0.3%
Gazprom – ADR	84,969	1,857

Singapore – 1.4%
CitySpring Infrastructure Trust	284,561	135
ComfortDelGro	986,280	1,131
DBS Group Holdings	374,316	4,032
Hyflux	459,793	1,122
Parkway Life – REIT	133,198	172
SembCorp Industries	202,893	720
Singapore Airport Terminal Services	302,905	668
Singapore Post	505,788	461
Singapore Telecommunications	156,119	374
SMRT	365,143	580

		9,395

South Korea – 0.4%
Samsung Electronics – GDR	7,814	2,587

Spain – 0.8%
Abertis Infraestructuras	51,031	1,009
Banco Santander	325,824	4,182
Enagas	27,799	613

		5,804

Sweden – 1.4%
Atlas Copco, Class A	269,029	5,623
Ericsson	359,569	3,954

		9,577

Switzerland – 8.7%
ABB ●	163,065	3,378
BKW FMB Energie	2,333	159
Compagnie Financiere Richemont	57,859	2,886
Credit Suisse Group	74,160	3,070
Flughafen Zuerich	1,651	609
Foster Wheeler ●	197,873	4,634
Logitech International ●	202,393	3,803
Nestle	231,750	12,694
Noble ●	85,120	2,939
Novartis	170,632	9,887
Roche Holding	88,577	13,008
Xstrata	133,510	2,587

		59,654

Thailand – 0.2%
Bangkok Bank	281,881	1,456

United Kingdom – 15.2%
Anglo American	151,205	7,044
Antofagasta	60,384	1,278
ARM Holdings	1,022,849	5,972
Autonomy ●	249,294	5,837
BG Group	219,396	4,271
BHP Billiton	172,617	6,114
BP – ADR	85,996	3,511
British Sky Broadcasting Group	466,486	5,281
Centrica	117,092	623
Diageo	323,056	5,960
Forth Ports	394	8
GlaxoSmithKline	352,750	6,888
HSBC Holdings – ADR	67,017	3,492
National Grid – ADR	3,540	168
Pennon Group	13,845	138
Prudential	513,709	5,196
Reed Elsevier	632,625	5,427
Rio Tinto	66,137	4,296
Scottish & Southern Energy	222,717	4,116
Serco Group	10,355	102
Severn Trent	19,205	430
Standard Chartered	249,120	7,205
Tesco	744,735	5,097
United Utilities Group	32,732	321
Vedanta Resources	136,930	4,554
Vodafone Group – ADR	232,816	6,405
Willis Group Holdings	127,820	4,065

		103,799

United States – 3.3%
AGL Resources	683	27
American Electric Power	7,413	278

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   65

Schedule of Investments   October 31, 2010, all dollars are rounded to thousands (000)

International Fund (continued)
DESCRIPTION	SHARES/PAR	FAIR VALUE >

American Tower, Class A ●	12,442	$642
Atmos Energy	144	4
Bunge	66,760	4,011
California Water Service Group	7,251	271
Chesapeake Utilities	1,114	41
Connecticut Water Service	1,570	38
Coresite Realty – REIT ●	12,930	195
Crown Castle International ●	28,253	1,218
Digital Realty Trust – REIT	7,964	476
DuPont Fabros Technology – REIT	4,355	109
ITC Holdings	9,219	576
Kinder Morgan Management	2,444	151
Middlesex Water	1,312	23
New Jersey Resources	469	19
NextEra Energy	7,959	438
Niska Gas Storage Partners	1,938	39
NiSource	17,723	307
Northeast Utilities	5,293	166
Philip Morris International	58,861	3,443
Questar	15,975	271
Republic Services	56,167	1,674
SBA Communications, Class A ●	11,487	451
Schlumberger	56,020	3,915
Sempra Energy	23,071	1,234
SJW	3,663	89
Southern Union	17,280	434
Spectra Energy	62,886	1,495
Standard Parking ●	24,682	422
Unitil	4,924	107
Williams	5,451	117
Xcel Energy	3,365	80

		22,761

Total Common Stocks
(Cost $514,172)		628,130

Exchange-Traded Funds – 0.6%
United States – 0.6%
Market Vectors Russia	110,000	3,772
Market Vectors Vietnam	10,000	248

Total Exchange-Traded Funds
(Cost $3,582)		4,020

Short-Term Investments – 7.6%
Money Market Fund – 4.4%
State Street Institutional Liquid Reserves Fund
0.220% Ω	29,755,767	29,756

U.S. Treasury Obligations – 3.2%
U.S. Treasury Bills ☐
0.185%, 11/04/2010	$19,600	19,600
0.150%, 04/07/2011	2,550	2,548

		22,148

Total Short-Term Investments
(Cost $51,904)		51,904

Total Investments ▲ – 100.1%
(Cost $569,658)		684,054

Other Assets and Liabilities, Net – (0.1)%		(582)

Total Net Assets – 100.0%		$683,472

International Fund (continued)

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

●	Non-income producing security.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of October 31, 2010. See note 2 in Notes to Financial Statements.

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $570,229. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$132,232
Gross unrealized depreciation	(18,407)

Net unrealized appreciation	$113,825

ADR –	American Depositary Receipt

BDR –	Brazilian Depositary Receipt

GDR –	Global Depositary Receipt

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

Amsterdam Index Futures	November 2010	187	$17,508	$63
CAC 40 10 Euro Index Futures	December 2010	134	7,112	131
DAX Index Futures	December 2010	109	25,106	1,293
Dow Jones Euro STOXX 50 Futures	December 2010	(124)	(4,900)	(128)
E-Mini MSCI EAFE Index Futures	December 2010	(64)	(5,169)	(381)
E-Mini MSCI Emerging Markets Index Futures	December 2010	335	18,589	1,290
Euro Currency Futures	December 2010	(260)	(45,136)	(3,805)
FTSE 100 Index Futures	December 2010	516	46,806	1,270
FTSE/JSE Top 40 Index Futures	December 2010	148	5,750	380
IBEX 35 Index Futures	November 2010	(118)	(17,598)	(74)
KOPSI 200 Index Futures	December 2010	(89)	(9,576)	(196)
Mexican Bolsa Index Futures	December 2010	(548)	(15,818)	(1,257)
Nikkei 225 Index Futures	December 2010	631	28,979	15
OMXS30 Index Futures	November 2010	924	15,054	(61)
Russell 2000 Mini Index Futures	December 2010	(286)	(20,083)	(1,905)
S&P 500 Futures	December 2010	(142)	(41,879)	(3,029)
S&P TSE 60 Futures	December 2010	(240)	(34,206)	(1,210)
SGX MSCI Singapore Index Futures	November 2010	149	8,507	(155)
SGX S&P CNX Nifty Index Futures	November 2010	(1,256)	(15,172)	256
SPI 200 Futures	December 2010	361	41,081	96
STOXX 600 Banks Index Futures	December 2010	(104)	(1,511)	113
STOXX Small 200 Index Futures	December 2010	105	4,957	175
Swiss Market Index Futures	December 2010	230	15,141	(57)

				$(7,176)

The accompanying notes are an integral part of the financial statements.

66   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

International Fund (concluded)

At October 31, 2010, sector diversification of the fund, sector was as follows:

	% of Net Assets	Fair Value

Common Stocks
Financials	16.9%	$115,411
Industrials	12.6	86,435
Consumer Staples	10.3	70,465
Information Technology	9.8	67,295
Energy	9.6	65,533
Consumer Discretionary	8.5	58,306
Materials	8.5	57,989
Healthcare	6.9	47,070
Utilities	5.5	37,151
Telecommunication Services	3.3	22,272
Transportation	—	203

Total Common Stocks	91.9	628,130

Total Exchange-Traded Funds	0.6	4,020

Total Short-Term Investments	7.6	51,904

Total Investments	100.1	684,054

Other Assets and Liabilities, Net	(0.1)	(582)

Net Assets	100.0%	$683,472

International Fund (concluded)

International Select Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 91.2%
Australia – 2.8%
APA Group	55,105	$211
Asciano Group ●	517,768	795
Australian Infrastructure Fund	114,614	222
BHP Billiton	132,090	5,458
CSL	93,868	3,027
DUET Group	158,224	270
Macquarie Atlas Roads Group ●	15,007	21
Macquarie Group	102,755	3,654
MAp Group	157,241	470
National Australia Bank	60,257	1,508
Newcrest Mining	38,579	1,518
Rio Tinto	65,236	5,309
Spark Infrastructure Group	322,237	353
Transurban Group	244,171	1,249

		24,065

Austria – 0.0%
Flughafen Wien	4,611	286

Belgium – 0.6%
Anheuser-Busch InBev	74,532	4,681
Elia System Operator – VVPR Strips ●	911	—
Elia System Operator	4,109	156

		4,837

Brazil – 6.5%
All America Latina Logistica	13,866	132
Banco do Brasil	342,743	6,672
Cielo	543,100	4,673
Companhia de Concessoes Rodoviarias	50,000	1,353
Companhia de Gas de Sao Paulo, Class A	12,349	264
Companhia de Saneamento Basico do Estado de Sao Paulo – ADR	2,476	114
Companhia de Saneamento de Minas Gerais	7,434	114
Companhia de Transmissao de Energia Electrica Paulista	13,618	424
Companhia Energetica de Minas Gerais – ADR	358,838	6,402
Companhia Energetica do Ceara – COELCE, Class A	11,391	189
Companhia Siderurgica Nacional – ADR	125,600	2,120
CPFL Energia – ADR	25	2
EcoRodovias Infraestructura e Logistica ●	17,097	130
Eletropaulo Metropolitana, Class B	22,400	392
Energias do Brasil	7,798	171
Fertilizantes Fosfatados ●	24,400	276
Itau Unibanco Holding – ADR	193,051	4,741
Light	3,161	40
Natura Cosmeticos	81,800	2,343
Petroleo Brasileiro – ADR	105,307	3,593
Redecard	293,930	3,803
Santos Brasil Participacoes	1,882	25
Souza Cruz	39,599	2,036
Ultrapar Participacoes	22,900	1,391
Usinas Siderurgicas de Minas Gerais, Class A	250,200	3,124
Vale – ADR	349,823	11,243
Wilson Sons – BDR	4,425	75

		55,842

Canada – 4.8%
Agrium	18,860	1,669
ATCO, Class I	310	16
Bank of Nova Scotia	71,014	3,800
Boralex, Class A ●	4,438	37
Brookfield Renewable Power Fund	3,744	79
Cameco	190,343	5,893

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   67

Schedule of Investments   October 31, 2010, all dollars are rounded to thousands (000)

International Select Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Canadian Utilities, Class A	4,055	$195
Cenovus Energy	103,357	2,876
Enbridge	22,810	1,264
EnCana	114,127	3,224
First Quantum Minerals	30,700	2,688
IESI-BFC	14,118	330
Inmet Mining	29,394	1,757
Manulife Financial	276,682	3,514
Pan American Silver	40,140	1,281
Suncor Energy	137,870	4,413
TMX Group	93,420	3,107
TransCanada	15,085	557
Yamana Gold	353,459	3,885

		40,585

Chile – 0.5%
Enersis – ADR	2,188	50
Sociedad Quimica y Minera de Chile – ADR	75,018	3,886

		3,936

China – 3.9%
Agile Property Holdings	3,786,000	4,994
China Communications Construction, Class H	3,754,000	3,600
China Construction Bank, Class H	1,805,000	1,725
China Merchants Bank	1,127,900	3,214
China Suntien Green Energy, Class H ●	432,257	146
Dalian Port, Class H	86,603	37
Industrial & Commercial Bank of China, Class H	4,082,000	3,298
Jiangsu Expressway, Class H	177,637	215
NetEase.com – ADR ●	44,900	1,877
New Oriental Education & Technology Group – ADR ●	44,079	4,733
PetroChina, Class H	2,978,000	3,666
Tencent Holdings	224,500	5,161
Weichai Power, Class H	35,500	468
Zhejiang Expressway, Class H	54,535	55

		33,189

Denmark – 0.7%
AP Moller – Maersk, Class B	13	113
Novo Nordisk, Class B	34,752	3,649
Vestas Wind Systems ●	80,654	2,571

		6,333

Egypt – 0.6%
Commercial International Bank	248,960	1,862
Eastern Tobacco	34,206	715
Mobinil	23,297	692
Orascom Construction Industries	46,414	2,104

		5,373

Finland – 0.7%
Nokia Oyj	589,479	6,331

France – 5.1%
Aeroports de Paris	7,447	633
AXA	187,654	3,422
BNP Paribas	95,365	6,976
Carrefour	96,184	5,208
CFAO	27,469	1,222
Electricite de France	74,163	3,402
Eutelsat Communications	5,853	220
Iliad	42,938	4,837
L’oreal	24,739	2,906
Rubis	427	47
Seche Environnement	564	45
Suez Environnement	15,950	312
Total	101,133	5,505
Total – ADR	59,685	3,252
Ubisoft Entertainment ●	303,248	3,951
Vinci	23,969	1,285

		43,223

Germany – 6.9%
Adidas	116,363	7,579
Aixtron	119,706	3,898
Allianz	49,054	6,143
BASF	29,661	2,157
BMW	57,903	4,150
Deutsche Boerse	45,534	3,203
E.ON	210,680	6,594
Frankfurt Airport	4,549	289
Henkel KGAA	66,316	3,910
Metro	29,235	2,049
SAP	92,473	4,818
Siemens	38,955	4,445
Symrise	157,896	4,795
Wacker Chemie	24,542	5,061

		59,091

Hong Kong – 2.2%
Beijing Capital International Airport, Class H	260,300	144
Beijing Enterprises Holdings	155,074	1,063
Beijing Enterprises Water Group ●	318,971	112
Cheung Kong Holdings	269,213	4,112
China Everbright International	147,211	78
China Gas Holdings	432,798	247
China High Speed Transmission Equipment	77,000	158
China Merchants Holdings International	399,566	1,405
China Resources Gas Group	93,178	138
China Resources Land	1,830,000	3,617
China Water Affairs Group	67,897	26
Esprit Holdings	648,546	3,500
Guangdong Investment	292,585	147
Hong Kong & China Gas	112,877	273
Hopewell Highway Infrastructure	3,170	2
Li & Fung	688,000	3,643
MTR	46,086	176
Shougang Concord International Enterprises	655,000	110

		18,951

Hungary – 0.2%
OTP Bank	67,239	1,997

India – 1.5%
Bank of India	153,631	1,687
GAIL India – GDR	6,527	433
HDFC Bank – ADR	24,486	4,235
Infosys Technologies – ADR	17,400	1,173
Jindal Steel & Power	75,976	1,196
Punjab National Bank	124,748	3,634

		12,358

Indonesia – 1.0%
Bank of Mandiri	1,553,200	1,221
Semen Gresik Persero	1,109,300	1,220
Tambang Batubara Bukit Asam	547,700	1,207
Telekomunikasi Indonesia – ADR	82,700	3,340
United Tractors	663,166	1,653

		8,641

The accompanying notes are an integral part of the financial statements.

68   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

International Select Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Ireland – 1.2%
Covidien	150,750	$6,010
Experian Group	215,713	2,507
WPP	183,987	2,138

		10,655

Israel – 0.4%
Israel Chemicals	8,409	128
Teva Pharmaceutical Industries – ADR	64,963	3,372

		3,500

Italy – 1.0%
Atlantia	1,936	44
Eni	140,635	3,167
Hera	19,730	42
IREN	24,121	42
Saipem	91,923	4,084
SAVE	13,805	134
Snam Rete Gas	15,799	86
Terna-Rete Elettrica Nationale	151,529	699

		8,298

Japan – 14.1%
AMADA	229,159	1,508
Canon	176,763	8,137
Chubu Electric Power	8,245	208
East Japan Railway	12,883	795
FANUC	40,600	5,878
Fast Retailing	21,200	2,777
INPEX	850	4,426
Japan Airport Terminal	24,309	399
Kamigumi	77,867	608
Kansai Electric Power	11,542	292
Keyence	15,951	3,952
Mitsubishi	263,434	6,328
Mitsubishi Logistics	10,653	129
Mitsubishi UFJ Financial Group	421,978	1,958
Mitsui Sumitomo Insurance Group	129,794	3,109
NGK Insulators	173,000	2,619
Nintendo	26,348	6,803
NKSJ Holdings	675,100	4,633
Nomura Research Institute	119,986	2,264
Park24	37,112	359
SECOM	69,423	3,158
Seven & I Holdings	261,093	6,061
Shin-Etsu Chemical	53,800	2,720
SMC	61,027	9,316
Sony Financial Holdings	1,287	4,476
Sugi Holdings	160,413	3,584
Sumitomo Metal Mining	342,911	5,457
Sumitomo Trust & Banking	1,217,025	6,645
Suzuki Motor	271,960	6,638
The Bank of Yokohama	1,345,854	6,599
THK	117,500	2,256
Toho Gas	66,440	350
Tokyo Electric Power	52,843	1,262
Tokyo Gas	124,697	587
Toyota Motor	105,300	3,730

		120,021

Luxembourg – 0.9%
Millicom International Cellular	57,255	5,416
Oriflame Cosmetics – SDR	24,695	1,400
SES	33,595	863

		7,679

Malaysia – 0.3%
British American Tobacco	61,800	925
Sime Darby Berhad	562,466	1,599

		2,524

Mexico – 1.8%
America Movil, Series L – ADR	45,200	2,588
Desarrolladora Homex – ADR ●	34,500	1,159
Empresas ICA – ADR ●	8,203	87
Fomento Economico Mexicano – ADR	38,740	2,127
Grupo Mexico, Series B	730,553	2,403
Grupo Televisa – ADR	87,900	1,973
Kimberly-Clark de Mexico, Series A	173,700	1,090
Wal-Mart de Mexico – ADR	139,525	3,824

		15,251

Netherlands – 1.0%
Heineken	126,163	6,405
Koninklijke KPN	124,454	2,078
Koninklijke Vopak	7,312	366

		8,849

New Zealand – 0.1%
Auckland International Airport	39,202	63
Contact Energy ●	23,902	107
Infratil	36,484	51
Port of Tauranga	58,744	333
Vector	39,324	73

		627

Norway – 0.4%
Hafslund, Class B	8,748	97
Statoil	134,548	2,939

		3,036

Pakistan – 0.1%
Oil & Gas Development	315,696	566
Pakistan Petroleum	234,935	511

		1,077

Philippines – 0.4%
Philippine Long Distance Telephone – ADR	54,600	3,392

Portugal – 0.3%
Brisa Auto-Estradas de Portugal	33,831	257
Energias de Portugal	647,301	2,476

		2,733

Russia – 1.4%
Gazprom – ADR	142,217	3,108
LUKOIL – ADR	41,000	2,286
Magnit – GDR ● ⊡	56,371	1,507
Mobile TeleSystems – ADR	96,350	2,086
TNK-BP Holding	536,241	1,092
Uralkali – GDR, Class S	63,293	1,564

		11,643

Singapore – 0.9%
CitySpring Infrastructure Trust	218,211	103
ComfortDelGro	757,218	869
DBS Group Holdings	367,406	3,957
Hyflux	352,883	861
Parkway Life – REIT	102,212	132
SembCorp Industries	155,736	553
Singapore Airport Terminal Services	232,502	513
Singapore Post	388,229	354

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   69

Schedule of Investments   October 31, 2010, all dollars are rounded to thousands (000)

International Select Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Singapore Telecommunications	119,791	$287
SMRT	281,698	447

		8,076

South Africa – 2.1%
Kumba Iron Ore	52,873	3,002
Massmart Holdings	73,709	1,501
Murray & Roberts Holdings	328,367	2,035
Nedbank Group	79,661	1,488
Pretoria Portland Cement	334,892	1,595
Sanlam	645,181	2,415
Shoprite Holdings	103,942	1,470
Standard Bank Group	94,427	1,389
Tiger Brands	55,870	1,498
Truworths International	174,779	1,725

		18,118

South Korea – 2.9%
Hite Brewery	7,618	850
Hyundai Mobis	7,809	1,945
Korea Life Insurance	323,002	2,241
KT&G	47,860	2,942
NHN ●	16,440	2,909
Samsung Electronics – GDR	4,058	1,354
Samsung Electronics – GDR	18,599	6,157
Shinhan Financial Group – ADR	58,648	4,561
Woongjin Coway	52,357	1,900

		24,859

Spain – 0.5%
Abertis Infraestructuras	39,171	775
Banco Santander	241,886	3,105
Enagas	21,336	470

		4,350

Sweden – 1.0%
Atlas Copco, Class A	230,322	4,813
Ericsson	357,483	3,932

		8,745

Switzerland – 6.4%
ABB ●	146,577	3,036
BKW FMB Energie	1,791	122
Compagnie Financiere Richemont	58,755	2,931
Credit Suisse Group	65,401	2,707
Flughafen Zuerich	1,268	467
Foster Wheeler ●	196,872	4,611
Logitech International ●	225,472	4,237
Nestle	198,699	10,884
Noble ●	84,640	2,923
Novartis	144,305	8,361
Roche Holding	79,533	11,680
Xstrata	132,760	2,572

		54,531

Taiwan – 1.4%
Advanced Semiconductor Engineering	1,297,044	1,129
Delta Electronics	270,000	1,115
Hon Hai Precision Industry	642,998	2,432
HTC	75,863	1,720
MediaTek	153,150	1,927
Taiwan Semiconductor Manufacturing	1,937,961	3,987

		12,310

Thailand – 0.6%
Bangkok Bank	280,215	1,447
Banpu Public	64,400	1,679
Kasikornbank	389,300	1,640

		4,766

Turkey – 1.5%
Akbank T.A.S	323,907	2,008
Koc Holding	288,745	1,359
Turkcell Iletisim Hizmetleri – ADR	216,000	3,873
Turkiye Is Bankasi, Class C	1,170,650	5,183

		12,423

United Kingdom – 10.1%
Anglo American	152,299	7,096
Antofagasta	60,020	1,271
ARM Holdings	589,504	3,442
Autonomy ●	237,415	5,559
BG Group	228,596	4,450
BP – ADR	85,561	3,494
British Sky Broadcasting Group	369,827	4,187
Centrica	89,880	478
Diageo	321,083	5,923
Forth Ports	303	6
GlaxoSmithKline	350,635	6,847
HSBC Holdings – ADR	67,765	3,531
National Grid – ADR	2,716	129
Pennon Group	10,625	106
Prudential	490,121	4,957
Reed Elsevier	619,117	5,312
Scottish & Southern Energy	208,663	3,856
Serco Group	7,945	78
Severn Trent	14,739	330
Standard Chartered	215,470	6,233
Tesco	584,827	4,002
United Utilities Group	25,124	246
Vedanta Resources	129,825	4,317
Vodafone Group – ADR	229,023	6,300
Willis Group Holdings	127,060	4,040

		86,190

United States – 2.4%
AGL Resources	524	21
American Electric Power	5,690	213
American Tower, Class A ●	9,550	493
Atmos Energy	110	3
Bunge	68,410	4,109
California Water Service Group	5,564	208
Chesapeake Utilities	855	31
Connecticut Water Service	1,206	30
Coresite Realty – REIT ●	9,925	150
Crown Castle International ●	21,683	935
Digital Realty Trust – REIT	6,114	365
DuPont Fabros Technology – REIT	3,343	84
ITC Holdings	7,076	443
Kinder Morgan Management	1,876	116
Middlesex Water	1,007	18
New Jersey Resources	360	15
NextEra Energy	6,109	336
Niska Gas Storage Partners	1,487	30
NiSource	13,593	235
Northeast Utilities	4,062	127
Philip Morris International	58,499	3,422
Questar	12,262	208
Republic Services	43,113	1,285
SBA Communications, Class A ●	8,817	346
Schlumberger	55,680	3,891

The accompanying notes are an integral part of the financial statements.

70   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

International Select Fund (continued)
DESCRIPTION	SHARES/PAR	FAIR VALUE >

Sempra Energy	17,710	$947
SJW	2,812	68
Southern Union	13,264	333
Spectra Energy	48,270	1,147
Standard Parking ●	18,945	324
Unitil	3,780	82
Williams	4,183	90
Xcel Energy	2,583	62

		20,167

Total Common Stocks
(Cost $701,622)		778,858

Exchange-Traded Funds – 2.3%
United States – 2.3%
iShares MSCI Chile Investable Market Index Fund	60,000	4,550
iShares MSCI Turkey Investable Market Index Fund	30,000	2,220
Market Vectors Russia	310,000	10,630
Market Vectors Vietnam	90,000	2,229

Total Exchange-Traded Funds
(Cost $17,056)		19,629

Short-Term Investments – 6.5%
Money Market Fund – 3.3%
State Street Institutional Liquid Reserves Fund
0.220% Ω	28,201,375	28,201

U.S. Treasury Obligations – 3.2%
U.S. Treasury Bills ☐
0.185%, 11/04/2010	$24,150	24,150
0.150%, 04/07/2011	3,025	3,023
0.157%, 04/14/2011	600	599

		27,772

Total Short-Term Investments
(Cost $55,974)		55,973

Total Investments ▲ – 100.0%
(Cost $774,652)		854,460

Other Assets and Liabilities, Net – 0.0%		58

Total Net Assets – 100.0%		$854,518

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

●	Non-income producing security.

⊡	Security is internally fair valued. As of October 31, 2010, the fair value of this investment was $1,507 or 0.2% of total net assets.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of October 31, 2010. See note 2 in Notes to Financial Statements.

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $778,325. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$111,553
Gross unrealized depreciation	(35,418)

Net unrealized appreciation	$76,135

ADR –	American Depositary Receipt

BDR –	Brazilian Depositary Receipt

GDR –	Global Depositary Receipt

REIT –	Real Estate Investment Trust

SDR –	Swedish Depositary Receipt
International Select Fund (concluded)

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

Amsterdam Index Futures	November 2010	187	$17,508	$63
CAC 40 10 Euro Index Futures	December 2010	163	8,651	159
DAX Index Futures	December 2010	95	21,881	1,127
Dow Jones Euro STOXX 50 Futures	December 2010	(790)	(31,216)	(816)
E-Mini MSCI EAFE Index Futures	December 2010	(131)	(10,580)	(634)
E-Mini MSCI Emerging Markets Index Futures	December 2010	82	4,550	24
Euro Currency Futures	December 2010	(251)	(43,574)	(3,674)
FTSE 100 Index Futures	December 2010	383	34,742	874
FTSE/JSE Top 40 Index Futures	December 2010	75	2,914	193
Hang Seng Index Futures	November 2010	4	593	(16)
H-Shares Index Futures	November 2010	465	39,345	(1,582)
IBEX 35 Index Futures	November 2010	(155)	(23,115)	(109)
KOPSI 200 Index Futures	December 2010	(32)	(3,443)	47
Mexican Bolsa Index Futures	December 2010	(758)	(21,880)	(1,773)
MSCI Taiwan Stock Index Futures	November 2010	495	14,548	72
Nikkei 225 Index Futures	December 2010	157	7,210	(15)
OMXS30 Index Futures	November 2010	1,035	16,862	(69)
Russell 2000 Mini Index Futures	December 2010	(327)	(22,962)	(1,893)
S&P 500 Futures	December 2010	(154)	(45,418)	(3,199)
S&P TSE 60 Futures	December 2010	219	31,213	1,258
SGX MSCI Singapore Index Futures	November 2010	189	10,791	(197)
SGX S&P CNX Nifty Index Futures	November 2010	(905)	(10,932)	185
SPI 200 Futures	December 2010	429	48,820	63
STOXX 600 Bank Futures	December 2010	(481)	(6,989)	521
STOXX SML200 Futures	December 2010	(196)	(9,253)	(298)
Swiss Market Index Futures	December 2010	127	8,360	(31)

				$(9,720)

At October 31, 2010, sector diversification of the fund, was as follows:

	% of Net Assets	Fair Value

Common Stocks
Financials	18.9%	$161,258
Information Technology	11.3	96,739
Consumer Staples	10.2	87,371
Industrials	10.2	86,882
Materials	10.1	86,084
Energy	9.1	77,846
Consumer Discretionary	7.7	66,031
Healthcare	5.1	43,078
Utilities	4.3	36,751
Telecommunication Services	4.3	36,665
Transportation	—	153

Total Common Stocks	91.2	778,858

Total Exchange-Traded Funds	2.3	19,629

Total Short-Term Investments	6.5	55,973

Total Investments	100.0	854,460

Other Assets and Liabilities, Net	0.0	58

Net Assets	100.00%	$854,518

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   71

Schedule of Investments   October 31, 2010, all dollars are rounded to thousands (000)

Large Cap Growth Opportunities Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 99.7%
Consumer Discretionary – 23.8%
Advance Auto Parts	106,463	$6,918
Amazon.com ▼ ●	134,943	22,285
Chipotle Mexican Grill, Class A ▼ ●	35,334	7,428
Ctrip.com International – ADR ▼ ●	111,666	5,814
Dick’s Sporting Goods ▼ ●	186,092	5,363
DIRECTV, Class A ●	199,856	8,686
Discovery Communications, Class A ▼ ●	205,817	9,182
Dollar Tree ●	249,843	12,819
Las Vegas Sands ●	113,855	5,224
lululemon Athletica ▼ ●	95,846	4,248
Netflix ▼ ●	69,576	12,071
Polo Ralph Lauren ▼	66,810	6,473
Priceline.com ●	39,801	14,997
Starbucks	269,502	7,675
Walt Disney	124,981	4,513
Wynn Resorts ▼	68,651	7,357
Yum! Brands	135,573	6,719

		147,772

Consumer Staples – 3.1%
Estee Lauder, Class A	113,191	8,056
PepsiCo	167,344	10,927

		18,983

Energy – 7.0%
Concho Resources ●	97,249	6,678
Exxon Mobil	67,422	4,482
FMC Technologies ●	64,532	4,653
National Oilwell Varco	119,278	6,412
Occidental Petroleum	64,454	5,068
Schlumberger	141,127	9,863
Whiting Petroleum ●	63,316	6,360

		43,516

Financials – 2.9%
American Express	219,220	9,089
Goldman Sachs Group ▼	55,961	9,007

		18,096

Healthcare – 9.0%
Allergan	153,425	11,110
Cerner ▼ ●	40,788	3,582
Edwards Lifesciences ●	82,984	5,304
Express Scripts ●	192,937	9,361
Perrigo	111,047	7,316
ResMed ▼ ●	130,386	4,155
Thermo Fisher Scientific ●	62,331	3,205
Thoratec ▼ ●	100,005	3,264
Varian Medical Systems ●	61,343	3,878
Vertex Pharmaceuticals ▼ ●	124,809	4,784

		55,959

Industrials – 12.1%
3M	69,259	5,833
Boeing	67,732	4,785
C.H. Robinson Worldwide	86,513	6,098
Caterpillar ▼	143,860	11,307
Cummins	129,357	11,396
Goodrich	84,299	6,918
Parker Hannifin	116,657	8,930
Precision Castparts	80,881	11,047
United Technologies	120,634	9,020

		75,334

Information Technology ⊳ – 39.1%
Accenture, Class A	149,996	6,706
Akamai Technologies ●	134,678	6,959
Amphenol, Class A	184,566	9,252
Apple ●	155,055	46,651
Baidu – ADR ▼ ●	57,425	6,317
Broadcom, Class A ▼	187,566	7,641
Cisco Systems ●	345,373	7,885
Citrix Systems ●	103,515	6,632
Cognizant Technology Solutions, Class A ●	121,288	7,907
Dolby Laboratories, Class A ●	97,405	6,008
EMC ●	526,282	11,057
F5 Networks ●	86,049	10,128
Google, Class A ●	20,184	12,373
Juniper Networks ▼ ●	259,817	8,416
Marvell Technology Group ●	326,167	6,298
NetApp ▼ ●	165,190	8,796
Oracle	432,339	12,711
QUALCOMM	295,275	13,326
Red Hat ●	164,833	6,966
Rovi ▼ ●	83,084	4,208
Salesforce.com ●	73,844	8,571
Teradata ●	167,198	6,581
Visa, Class A ▼	202,578	15,836
VMware, Class A ●	79,045	6,044

		243,269

Materials – 1.5%
Freeport-McMoRan Copper & Gold ▼	99,336	9,405

Telecommunication Services – 1.2%
American Tower, Class A ●	143,670	7,415

Total Common Stocks
(Cost $472,731)		619,749

Short-Term Investment – 0.1%
First American Prime Obligations Fund, Class Z
0.102% Å Ω
(Cost $751)	751,444	751

Investment Purchased with Proceeds from Securities Lending – 23.0%
Mount Vernon Securities Lending Prime Portfolio
0.278% Ω †
(Cost $142,971)	142,970,645	142,971

Total Investments ▲ – 122.8%
(Cost $616,453)		763,471

Other Assets and Liabilities, Net – (22.8)%		(142,022)

Total Net Assets – 100.0%		$621,449

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

▼	This security or a portion of this security is out on loan at October 31, 2010. Total loaned securities had a fair value of $138,733 at October 31, 2010. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

The accompanying notes are an integral part of the financial statements.

72   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Large Cap Growth Opportunities Fund (concluded)

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $617,358. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$149,609
Gross unrealized depreciation	(3,496)

Net unrealized appreciation	$146,113

ADR –	American Depositary Receipt
Large Cap Growth Opportunities Fund (concluded)

Large Cap Select Fund
DESCRIPTION	SHARES	FAIR VALUE>

Common Stocks – 99.7%
Consumer Discretionary – 16.7%
AnnTaylor Stores ●	68,723	$1,601
Brunswick ▼	88,980	1,408
D.R. Horton ▼	122,531	1,279
DIRECTV, Class A ●	61,781	2,685
Discovery Communications, Class A ▼ ●	45,428	2,026
Foot Locker	155,850	2,483
Interpublic Group of Companies ▼ ●	149,244	1,545
Jarden	66,987	2,148
OfficeMax ▼ ●	100,088	1,771
Starbucks	82,569	2,352
Whirlpool	22,657	1,718
Williams-Sonoma	43,596	1,411

		22,427

Consumer Staples – 2.7%
Energizer Holdings ●	18,459	1,380
Estee Lauder, Class A	31,545	2,245

		3,625

Energy – 9.7%
Anadarko Petroleum	51,805	3,189
Cameron International ▼ ●	56,045	2,452
Concho Resources ●	19,630	1,348
National Oilwell Varco	30,816	1,657
Newfield Exploration ●	26,636	1,588
Schlumberger	9,883	691
Whiting Petroleum ▼ ●	21,877	2,197

		13,122

Financials – 10.4%
Citigroup ●	780,049	3,253
Fifth Third Bancorp	115,601	1,452
Goldman Sachs Group ▼	16,122	2,595
JPMorgan Chase	82,550	3,106
KeyCorp	136,864	1,121
Lincoln National	52,595	1,288
Public Storage – REIT	12,289	1,219

		14,034

Healthcare – 10.4%
Alexion Pharmaceuticals ●	18,064	1,234
Allergan	27,000	1,955
Bristol-Myers Squibb	99,428	2,675
Edwards Lifesciences ●	19,552	1,250
Endo Pharmaceuticals Holdings ●	47,494	1,745
McKesson	27,744	1,830
Thermo Fisher Scientific ●	34,363	1,767
Valeant Pharmaceuticals International ▼	53,469	1,476

		13,932

Industrials – 12.8%
Caterpillar ▼	37,262	2,929
Cummins	20,293	1,788
Delta Air Lines ●	111,485	1,549
Dover	31,230	1,658
Eaton	28,762	2,555
Honeywell International	41,094	1,936
Manpower	28,554	1,563
Parker Hannifin	22,932	1,755
Textron ▼	72,820	1,516

		17,249

Information Technology ⊳ – 29.4%
Accenture, Class A	33,309	1,489
Adobe Systems ●	37,841	1,065
Akamai Technologies ●	46,660	2,411

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   73

Schedule of Investments   October 31, 2010, all dollars are rounded to thousands (000)

Large Cap Select Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE>

Amphenol, Class A	30,494	$1,529
Apple ●	19,972	6,009
Autodesk ●	42,526	1,539
Avnet ●	47,324	1,409
BMC Software ●	59,037	2,684
Check Point Software Technologies ▼ ●	44,783	1,914
Citrix Systems ●	20,642	1,322
EMC ●	106,075	2,229
Marvell Technology Group ●	111,369	2,151
MasterCard, Class A	9,929	2,384
NetApp ▼ ●	43,194	2,300
QUALCOMM	45,674	2,061
Teradata ●	61,594	2,424
VMware, Class A ●	36,957	2,826
Xerox	160,520	1,878

		39,624

Materials – 3.8%
Freeport-McMoRan Copper & Gold	19,813	1,876
Mosaic	24,898	1,822
Walter Energy	15,567	1,369

		5,067

Telecommunication Services – 2.5%
Qwest Communications International ▼	212,629	1,403
SBA Communications, Class A ●	48,791	1,916

		3,319

Utilities – 1.3%
CMS Energy ▼	97,143	1,785

Total Common Stocks
(Cost $115,217)		134,184

Short-Term Investment – 0.3%
First American Prime Obligations Fund, Class Z
0.102% Å Ω
(Cost $421)	420,593	421

Investment Purchased with Proceeds from Securities Lending – 18.1%
Mount Vernon Securities Lending Prime Portfolio
0.278% Ω †
(Cost $24,274)	24,274,245	24,274

Total Investments ▲ – 118.1%
(Cost $139,912)		158,879

Other Assets and Liabilities, Net – (18.1)%		(24,297)

Total Net Assets – 100.0%		$134,582

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2010. Total loaned securities had a fair value of $23,456 at October 31, 2010. See note 2 in Notes to Financial Statements.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the
Large Cap Select Fund (concluded)

fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $139,964. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$19,650
Gross unrealized depreciation	(735)

Net unrealized appreciation	$18,915

REIT –	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

74   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Large Cap Value Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 99.6%
Consumer Discretionary – 8.9%
Darden Restaurants	82,139	$3,755
DIRECTV, Class A ●	144,184	6,266
Interpublic Group of Companies ▼ ●	362,559	3,752
Macy’s ▼	183,615	4,341
Mattel ▼	168,981	3,942
Stanley Black & Decker	77,917	4,829
Walt Disney	97,084	3,506

		30,391

Consumer Staples – 7.2%
Bunge ▼	42,745	2,568
Energizer Holdings ●	23,943	1,790
General Mills	116,302	4,366
Kraft Foods, Class A ▼	202,443	6,533
PepsiCo	88,055	5,750
Procter & Gamble	59,751	3,798

		24,805

Energy – 14.1%
Anadarko Petroleum	84,628	5,211
Cameron International ●	110,818	4,848
Chevron	52,447	4,333
Concho Resources ●	69,723	4,788
ConocoPhillips	63,472	3,770
National Oilwell Varco	82,090	4,413
Newfield Exploration ●	80,016	4,771
Noble Energy ▼	32,775	2,671
Pioneer Natural Resources ▼	62,370	4,353
Schlumberger	63,672	4,450
Whiting Petroleum ●	46,271	4,647

		48,255

Financials – 22.7%
ACE ▼	114,770	6,820
Ameriprise Financial	86,660	4,479
AvalonBay Communities – REIT	30,864	3,281
Citigroup ▼ ●	2,091,548	8,722
Fifth Third Bancorp	284,816	3,577
Goldman Sachs Group ▼	43,106	6,938
Invesco	151,963	3,495
JPMorgan Chase	261,702	9,848
PartnerRe	53,807	4,268
PNC Financial Services Group ▼	85,664	4,617
Prudential Financial	85,332	4,487
Simon Property Group – REIT	35,141	3,374
State Street	87,222	3,642
Unum Group	221,365	4,963
Wells Fargo	201,980	5,268

		77,779

Healthcare – 12.3%
AmerisourceBergen	135,802	4,457
Amgen ●	90,851	5,196
Bristol-Myers Squibb	135,487	3,645
Endo Pharmaceuticals Holdings ●	100,223	3,682
Johnson & Johnson	69,962	4,454
Merck	117,291	4,255
Pfizer	385,515	6,708
St. Jude Medical ●	89,469	3,427
UnitedHealth Group	102,095	3,680
Valeant Pharmaceuticals International ▼	96,144	2,655

		42,159

Industrials – 10.6%
Boeing	53,999	3,815
Caterpillar	42,632	3,351
CSX	119,332	7,333
Cummins	55,392	4,880
Delta Air Lines ●	186,201	2,586
Eaton	49,449	4,393
Manpower	46,118	2,524
Republic Services	139,332	4,153
Textron ▼	160,269	3,337

		36,372

Information Technology – 8.1%
Amphenol, Class A	73,174	3,668
Avnet ●	147,311	4,387
BMC Software ●	59,687	2,713
Check Point Software Technologies ▼ ●	91,826	3,926
Marvell Technology Group ●	228,686	4,416
QUALCOMM	76,686	3,461
Xerox	461,786	5,403

		27,974

Materials – 5.7%
Albemarle	77,933	3,907
Freeport-McMoRan Copper & Gold	29,416	2,785
Mosaic	68,708	5,026
PPG Industries	80,010	6,137
Walter Energy	19,317	1,699

		19,554

Telecommunication Services – 4.4%
AT&T	316,719	9,027
Qwest Communications International ▼	906,406	5,982

		15,009

Utilities – 5.6%
CenterPoint Energy	230,377	3,815
CMS Energy ▼	346,902	6,376
Public Service Enterprise Group	130,371	4,218
Sempra Energy	88,919	4,755

		19,164

Total Common Stocks
(Cost $318,455)		341,462

Short-Term Investment – 0.0%
First American Prime Obligations Fund, Class Z
0.102% Å Ω
(Cost $110)	110,255	110

Investment Purchased with Proceeds from Securities Lending – 18.1%
Mount Vernon Securities Lending Prime Portfolio
0.278% Ω †
(Cost $62,033)	62,033,268	62,033

Total Investments ▲ – 117.7%
(Cost $380,598)		403,605

Other Assets and Liabilities, Net – (17.7)%		(60,833)

Total Net Assets – 100.0%		$342,772

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2010. Total loaned securities had a fair value of $59,902 at October 31, 2010. See note 2 in Notes to Financial Statements.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   75

Schedule of Investments   October 31, 2010, all dollars are rounded to thousands (000)

Large Cap Value Fund (concluded)

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $380,731. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$34,371
Gross unrealized depreciation	(11,497)

Net unrealized appreciation	$22,874

REIT –	Real Estate Investment Trust
Large Cap Value Fund (concluded)

Mid Cap Growth Opportunities Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 99.5%
Consumer Discretionary – 22.6%
Abercrombie & Fitch, Class A ▼	172,853	$7,408
Advance Auto Parts ▼	385,259	25,034
AnnTaylor Stores ▼ ●	414,883	9,667
Bed Bath & Beyond ▼ ●	218,387	9,587
Chipotle Mexican Grill, Class A ▼ ●	113,257	23,808
Coinstar ▼ ●	281,242	16,194
Ctrip.com International – ADR ▼ ●	295,171	15,370
Dick’s Sporting Goods ▼ ●	599,909	17,289
Discovery Communications, Class A ▼ ●	450,298	20,088
Dollar Tree ●	432,542	22,194
Las Vegas Sands ●	191,875	8,803
lululemon Athletica ▼ ●	227,880	10,100
Netflix ▼ ●	131,158	22,756
Polo Ralph Lauren ▼	146,852	14,227
Priceline.com ▼ ●	91,279	34,395
Ulta Salon, Cosmetics & Fragrance ●	256,148	7,861
Williams-Sonoma ▼	321,719	10,414
Wynn Resorts ▼	215,610	23,107

		298,302

Consumer Staples – 2.7%
Estee Lauder, Class A	117,754	8,381
TreeHouse Foods ▼ ●	166,623	7,781
Whole Foods Market ▼ ●	500,035	19,876

		36,038

Energy – 5.0%
Concho Resources ▼ ●	258,461	17,748
FMC Technologies ▼ ●	252,425	18,200
National Oilwell Varco	250,279	13,455
Petrohawk Energy ●	415,371	7,065
Whiting Petroleum ▼ ●	102,472	10,292

		66,760

Financials – 5.1%
Blackstone Group ▼	1,243,201	16,758
Discover Financial Services ▼	1,008,850	17,806
IntercontinentalExchange ●	139,956	16,077
MSCI, Class A ▼ ●	270,764	9,707
PartnerRe ▼	84,603	6,711

		67,059

Healthcare – 10.0%
Alexion Pharmaceuticals ▼ ●	186,314	12,725
Cerner ▼ ●	158,503	13,921
Edwards Lifesciences ●	99,694	6,372
Express Scripts ●	211,697	10,272
PerkinElmer	305,105	7,155
Perrigo	296,377	19,525
ResMed ▼ ●	367,592	11,715
Thoratec ▼ ●	349,010	11,392
Valeant Pharmaceuticals International ▼	731,042	20,184
Vertex Pharmaceuticals ▼ ●	498,550	19,109

		132,370

Industrials – 18.5%
AMETEK	279,481	15,106
C.H. Robinson Worldwide	199,750	14,078
Cummins	296,888	26,156
Eaton	217,221	19,296
Expeditors International of Washington ▼	384,477	18,978
Fastenal ▼	345,025	17,762
Joy Global	247,978	17,594
MSC Industrial Direct, Class A ▼	325,875	18,555
Parker Hannifin	213,612	16,352

The accompanying notes are an integral part of the financial statements.

76   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Mid Cap Growth Opportunities Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Precision Castparts	197,208	$26,934
Rockwell Automation	258,036	16,094
Roper Industries ▼	324,973	22,563
Ryanair Holdings – ADR ▼	449,031	14,652

		244,120

Information Technology ⊳ – 29.3%
Akamai Technologies ●	380,648	19,668
Altera ▼	440,892	13,760
Amphenol, Class A ▼	549,614	27,552
Autodesk ▼ ●	574,258	20,777
BMC Software ●	308,023	14,003
Check Point Software Technologies ▼ ●	362,692	15,505
Citrix Systems ●	354,445	22,709
Cognizant Technology Solutions, Class A ●	157,272	10,252
Dolby Laboratories, Class A ▼ ●	306,456	18,902
F5 Networks ●	225,111	26,496
Juniper Networks ▼ ●	404,757	13,110
Lam Research ▼ ●	417,080	19,098
Marvell Technology Group ●	929,923	17,957
NetApp ▼ ●	782,405	41,663
Red Hat ▼ ●	307,843	13,009
Rovi ▼ ●	201,700	10,216
Salesforce.com ▼ ●	137,107	15,914
SuccessFactors ▼ ●	512,608	13,902
Teradata ●	621,893	24,478
Waters ●	293,402	21,750
Xilinx ▼	244,749	6,562

		387,283

Materials – 3.6%
Albemarle	429,314	21,521
PPG Industries ▼	174,847	13,411
Walter Energy ▼	141,025	12,405

		47,337

Telecommunication Services – 2.0%
NII Holdings ●	228,702	9,562
SBA Communications, Class A ▼ ●	421,490	16,548

		26,110

Utilities – 0.7%
ITC Holdings	148,042	9,269

Total Common Stocks
(Cost $1,028,715)		1,314,648

Short-Term Investment – 0.1%
First American Prime Obligations Fund, Class Z
0.102% Å Ω
(Cost $418)	418,277	418

Investment Purchased with Proceeds from Securities Lending – 33.1%
Mount Vernon Securities Lending Prime Portfolio
0.278% Ω †
(Cost $437,314)	437,313,722	437,314

Total Investments ▲ – 132.7%
(Cost $1,466,447)		1,752,380

Other Assets and Liabilities, Net – (32.7)%		(431,461)

Total Net Assets – 100.0%		$1,320,919

Mid Cap Growth Opportunites Fund (concluded)

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

▼	This security or a portion of this security is out on loan at October 31, 2010. Total loaned securities had a fair value of $429,035 at October 31, 2010. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $1,466,894. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$295,243
Gross unrealized depreciation	(9,757)

Net unrealized appreciation	$285,486

ADR – American Depositary Receipt

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   77

Schedule of Investments   October 31, 2010, all dollars are rounded to thousands (000)

Mid Cap Select Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 99.5%
Consumer Discretionary – 23.5%
Advance Auto Parts ▼	9,706	$631
AnnTaylor Stores ▼ ●	25,230	588
Bed Bath & Beyond ●	13,141	577
Brunswick ▼	30,509	483
Coinstar ▼ ●	9,134	526
D.R. Horton ▼	41,610	434
Dollar Tree ▼ ●	11,698	600
Foot Locker ▼	45,219	720
Interpublic Group of Companies ▼ ●	73,494	761
lululemon Athletica ▼ ●	10,940	485
Netflix ▼ ●	3,182	552
OfficeMax ●	28,584	506
Quiksilver ●	132,489	552
Valassis Communications ●	10,884	359
Warnaco Group ●	9,093	483
Whirlpool	6,341	481
Williams-Sonoma ▼	13,578	440

		9,178

Consumer Staples – 1.5%
Estee Lauder, Class A ▼	8,266	588

Energy – 6.7%
Cameron International ●	16,678	729
National Oilwell Varco	8,533	459
Newfield Exploration ●	13,405	799
Whiting Petroleum ●	6,170	620

		2,607

Financials – 13.6%
Ameriprise Financial ▼	14,217	735
CNO Financial Group ▼ ●	102,055	555
Digital Realty Trust – REIT ▼	12,140	725
Discover Financial Services ▼	32,735	578
Fifth Third Bancorp ▼	31,582	396
PartnerRe ▼	9,542	757
Unum Group	29,960	672
Ventas – REIT	16,692	894

		5,312

Healthcare – 7.6%
AmerisourceBergen	14,480	476
C.R. Bard	5,197	432
Endo Pharmaceuticals Holdings ▼ ●	14,323	526
Intuitive Surgical ●	2,351	618
Thoratec ▼ ●	12,853	420
Zoll Medical ▼ ●	15,592	507

		2,979

Industrials – 11.6%
Altra Holdings ●	37,394	553
Cummins	7,618	671
Eaton	8,701	773
Joy Global ▼	10,773	764
Parker Hannifin	9,443	723
Precision Castparts	4,448	608
Textron ▼	21,509	448

		4,540

Information Technology – 22.8%
Adobe Systems ●	10,074	284
Akamai Technologies ●	16,508	853
Amkor Technology ▼ ●	61,108	441
Citrix Systems ●	7,695	493
Dolby Laboratories, Class A ▼ ●	6,617	408
F5 Networks ●	10,554	1,242
LoopNet ●	33,665	355
MICROS Systems ●	14,266	648
MKS Instruments ●	14,199	293
NetApp ▼ ●	21,545	1,147
Plantronics ▼	19,854	712
Quest Software ●	14,861	389
Red Hat ●	11,468	485
Teradata ●	18,553	730
Verigy ●	49,069	449

		8,929

Materials – 5.5%
Albemarle	14,962	750
PPG Industries ▼	8,207	629
Rockwood Holdings ●	11,514	391
Walter Energy	4,434	390

		2,160

Telecommunication Services – 3.2%
Qwest Communications International ▼	93,050	614
SBA Communications, Class A ▼ ●	15,860	623

		1,237

Utilities – 3.5%
CenterPoint Energy	34,158	566
CMS Energy ▼	43,763	804

		1,370

Total Common Stocks
(Cost $33,845)		38,900

Warrants – 0.0%
Lantronix, Warrants ● ¥ ⊡
(Cost $0)	746	—

Short-Term Investment – 0.5%
First American Prime Obligations Fund, Class Z
0.102% Å Ω
(Cost $189)	188,621	189

Investment Purchased with Proceeds from Securities Lending – 43.4%
Mount Vernon Securities Lending Prime Portfolio
0.278% Ω †
(Cost $16,985)	16,985,471	16,985

Total Investments ▲ – 143.4%
(Cost $51,019)		56,074

Other Assets and Liabilities, Net – (43.4)%		(16,969)

Total Net Assets – 100.0%		$39,105

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

▼	This security or a portion of this security is out on loan at October 31, 2010. Total loaned securities had a fair value of $16,443 at October 31, 2010. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

¥	Security considered illiquid. As of October 31, 2010, the fair value of the fund’s investments in securities considered to be illiquid was $0 or 0.0% of total net assets. See note 2 in notes to Financial Statements.

⊡	Security is internally fair valued. As of October 31, 2010, the fair value of this investment was $0 or 0.0% of total net assets.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

The accompanying notes are an integral part of the financial statements.

78   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Mid Cap Select Fund (concluded)

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $51,025. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$5,726
Gross unrealized depreciation	(677)

Net unrealized appreciation	$5,049

REIT – Real Estate Investment Trust
Mid Cap Select Fund (concluded)

Mid Cap Value Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 99.4%
Consumer Discretionary – 11.1%
AnnTaylor Stores ●	176,587	$4,114
Cablevision Systems, Class A	213,681	5,714
CBS, Class B ▼	509,626	8,628
Darden Restaurants	145,556	6,653
Foot Locker	305,370	4,865
Interpublic Group of Companies ▼ ●	791,802	8,195
Macy’s ▼	361,886	8,555
Mattel ▼	304,249	7,098
Stanley Black & Decker	170,420	10,561

		64,383

Consumer Staples – 5.4%
Bunge ▼	121,237	7,283
Dr. Pepper Snapple Group ▼	210,116	7,680
Energizer Holdings ●	40,377	3,019
JM Smucker	162,419	10,440
TreeHouse Foods ●	62,835	2,935

		31,357

Energy – 11.3%
Cameron International ▼ ●	188,427	8,244
Concho Resources ▼ ●	139,198	9,559
Newfield Exploration ●	167,064	9,960
Noble Energy ▼	73,528	5,991
Pioneer Natural Resources ▼	131,746	9,196
Plains Exploration & Production ●	222,426	6,199
Spectra Energy	309,230	7,350
Whiting Petroleum ●	95,194	9,561

		66,060

Financials – 23.1%
Ameriprise Financial ▼	179,799	9,294
Arch Capital Group ▼ ●	129,009	11,145
AvalonBay Communities – REIT	52,325	5,563
BOK Financial ▼	118,493	5,478
Boston Properties – REIT ▼	81,966	7,065
Discover Financial Services	499,221	8,811
Essex Property Trust – REIT ▼	81,399	9,195
Federal Realty Investment Trust – REIT ▼	85,951	7,046
Fifth Third Bancorp	779,133	9,786
Invesco	256,765	5,905
Lazard, Class A	118,624	4,377
Liberty Property Trust – REIT	201,587	6,745
Lincoln National ▼	346,563	8,484
PartnerRe	130,805	10,375
SunTrust Banks	316,139	7,910
Unum Group	496,905	11,141
Ventas – REIT	111,915	5,994

		134,314

Healthcare – 7.9%
AmerisourceBergen	228,986	7,515
C.R. Bard	71,900	5,976
CIGNA	114,425	4,027
Endo Pharmaceuticals Holdings ●	171,057	6,285
Health Net ●	126,498	3,402
St. Jude Medical ●	157,108	6,017
Universal Health Services	194,731	8,037
Valeant Pharmaceuticals International ▼	164,376	4,538

		45,797

Industrials – 10.1%
Cummins	90,588	7,981
Delta Air Lines ●	316,830	4,401
Dover	107,728	5,720

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   79

Schedule of Investments   October 31, 2010, all dollars are rounded to thousands (000)

Mid Cap Value Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Eaton	111,631	$9,916
Goodrich	117,165	9,616
Manpower	131,721	7,209
Republic Services	269,564	8,035
Textron ▼	271,554	5,654

		58,532

Information Technology – 7.5%
Amphenol, Class A	117,750	5,903
Avnet ●	249,417	7,427
BMC Software ●	100,851	4,585
Check Point Software Technologies ▼ ●	169,930	7,264
Marvell Technology Group ●	391,295	7,556
Xerox	934,774	10,937

		43,672

Materials – 9.4%
Albemarle	191,556	9,603
Celanese, Class A ▼	212,668	7,582
CF Industries Holdings	81,038	9,930
Crown Holdings ●	188,416	6,065
PPG Industries ▼	158,544	12,160
Walter Energy ▼	106,698	9,385

		54,725

Telecommunication Services – 3.0%
Qwest Communications International ▼	1,277,735	8,433
Windstream ▼	696,309	8,815

		17,248

Utilities – 10.6%
CenterPoint Energy	593,916	9,835
CMS Energy ▼	642,360	11,807
Progress Energy ▼	120,025	5,401
Public Service Enterprise Group	216,987	7,020
Sempra Energy	204,583	10,941
Wisconsin Energy	172,977	10,299
Xcel Energy	278,281	6,640

		61,943

Total Common Stocks
(Cost $499,523)		578,031

Short-Term Investment – 1.5%
First American Prime Obligations Fund, Class Z
0.102% Å Ω
(Cost $8,394)	8,393,566	8,394

Investment Purchased with Proceeds from Securities Lending – 23.6%
Mount Vernon Securities Lending Prime Portfolio
0.278% Ω †
(Cost $137,426)	137,425,906	137,426

Total Investments ▲ – 124.5%
(Cost $645,343)		723,851

Other Assets and Liabilities, Net – (24.5)%		(142,344)

Total Net Assets – 100.0%		$581,507

Mid Cap Value Fund (concluded)

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2010. Total loaned securities had a fair value of $132,999 at October 31, 2010. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $645,645. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$81,198
Gross unrealized depreciation	(2,992)

Net unrealized appreciation	$78,206

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

80   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Mid Cap Value Fund (concluded)

Quantitative Large Cap Core Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 98.5%
Consumer Discretionary – 11.9%
Aeropostale ▼ ●	20,600	$502
Amazon.com ▼ ●	2,091	345
American Eagle Outfitters	8,824	141
Apollo Group, Class A ●	7,282	273
AutoZone ●	1,892	450
Best Buy	5,117	220
Big Lots ●	4,462	140
Brinker International	17,734	329
Career Education ▼ ●	22,133	388
Carnival ▼	12,401	535
Chico’s FAS	20,289	197
Coach	6,514	326
Comcast, Class A ▼	49,092	1,010
Darden Restaurants	8,102	370
DIRECTV, Class A ●	6,485	282
Dollar Tree ●	3,750	193
DreamWorks Animation, Class A ▼ ●	12,884	455
Expedia	10,197	295
Family Dollar Stores ▼	15,601	720
Ford Motor ▼ ●	17,930	253
Fortune Brands	2,061	111
Fossil ●	2,372	140
Gannett	11,329	134
Gap	39,751	756
Garmin ▼	9,819	323
Gentex	7,215	144
Genuine Parts	9,658	462
Hasbro	7,414	343
Hillenbrand	9,215	198
Home Depot	24,835	767
International Speedway, Class A	13,332	305
ITT Educational Services ▼ ●	5,466	353
J.C. Penney	5,736	179
Johnson Controls	978	34
Kohl’s ●	6,998	358
Lowe’s	27,880	595
Mattel ▼	31,875	744
McDonald’s	12,229	951
McGraw-Hill	12,116	456
News, Class A	2,756	40
Nordstrom ▼	6,293	242
Omnicom Group	4,346	191
Panera Bread, Class A ●	1,561	140
RadioShack	21,722	437
Ross Stores	9,909	585
Royal Caribbean Cruises ▼ ●	22,331	883
Sherwin-Williams	12,542	915
Signet Jewelers ●	21,471	755
Stanley Black & Decker	2,148	133
Staples ▼	3,267	67
Target	17,419	905
Tempur-pedic International ●	15,815	546
Thor Industries	35,003	1,102
Time Warner	30,845	1,003
TJX	2,089	96
Viacom, Class B	24,343	939
Walt Disney	7,044	254
Whirlpool	3,883	295

		24,305

Consumer Staples – 7.8%
Alberto-Culver	4,557	170
Altria Group	72,632	1,846
Archer-Daniels-Midland	1,681	56
BJ’s Wholesale Club ●	4,477	187
Brown-Forman, Class B	5,333	324
Coca-Cola	27,710	1,699
Colgate-Palmolive	3,727	287
CVS Caremark	10,731	323
Dean Foods ●	29,060	302
Hansen Natural ●	5,344	274
Hershey	4,256	211
Kimberly-Clark	8,069	511
Kraft Foods, Class A ▼	233	8
Kroger	10,790	237
Molson Coors Brewing, Class B	3,423	162
PepsiCo	30,885	2,017
Philip Morris International	24,471	1,432
Procter & Gamble	50,327	3,199
Sysco ▼	11,638	343
Walgreen	6,360	215
Wal-Mart Stores	38,677	2,095
Whole Foods Market ●	1,758	70

		15,968

Energy – 9.2%
Anadarko Petroleum	995	61
Apache	11,294	1,141
Baker Hughes	4,804	223
Chevron	56,467	4,665
ConocoPhillips	18,186	1,080
Exxon Mobil	112,833	7,500
Halliburton	22,713	724
Hess	54	3
Marathon Oil	13,188	469
Occidental Petroleum	13,201	1,038
Schlumberger	14,616	1,021
SEACOR Holdings ●	5,010	475
Tidewater ▼	5,069	234
Unit ●	77	3

		18,637

Financials – 12.8%
Aflac	1,496	84
American Express	20,893	866
American Financial Group	11,885	363
Ameriprise Financial ▼	11,158	577
Annaly Capital Management – REIT ▼	63,378	1,122
AON	9,653	384
Ares Capital	8,758	147
Bank of America	82,930	949
Bank of Hawaii ▼	25,143	1,086
Bank of New York Mellon ▼	11,451	287
BB&T ▼	17,062	399
Berkshire Hathaway, Class B ▼ ●	8,216	654
BOK Financial ▼	5,634	260
Brown & Brown	28,810	642
CBOE Holdings ▼	7,937	191
Chimera Investment – REIT ▼	93,534	383
Citigroup ●	71,145	297
Commerce Bancshares	9,800	361
Cullen/Frost Bankers ▼	8,957	470
Discover Financial Services ▼	30,302	535
Eaton Vance	5,511	159
Federated Investors, Class B ▼	23,131	576
First Citizens Bancshares, Class A	1,428	267
Franklin Resources	11,108	1,274
Goldman Sachs Group ▼	5,350	861
HCC Insurance Holdings	10,218	271
Host Hotels & Resorts – REIT ▼	5,475	87
Interactive Brokers Group, Class A ●	9,353	175

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   81

Schedule of Investments   October 31, 2010, all dollars are rounded to thousands (000)

Quantitative Large Cap Core Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

JPMorgan Chase	58,857	$2,215
Marsh & McLennan	3,248	81
MetLife ▼	5,930	239
Moody’s ▼	17,841	483
PNC Financial Services Group ▼	11,082	597
Principal Financial Group	28,993	778
Prudential Financial	9,565	503
Raymond James Financial	3,841	108
Rayonier – REIT	11,888	621
Reinsurance Group of America	2,148	107
StanCorp Financial Group	31,258	1,341
Symetra Financial	9,129	101
T. Rowe Price Group ▼	11,589	640
TCF Financial ▼	15,332	202
TD Ameritrade ▼ ●	44,722	764
Torchmark	10,437	598
Unum Group ▼	8,703	195
Validus Holdings	6,999	198
Wells Fargo	94,784	2,472

		25,970

Healthcare – 10.9%
Abbott Laboratories	13,164	676
Aetna	11,781	352
Amgen ●	16,858	964
Baxter International	9,904	504
Becton, Dickinson & Company	8,840	668
Bristol-Myers Squibb	8,664	233
C.R. Bard	11,374	945
CareFusion ●	151	4
CIGNA	31,445	1,106
Cooper ▼	2,054	101
Covidien	5,448	217
DENTSPLY International	5,693	179
Eli Lilly	12,483	439
Endo Pharmaceuticals Holdings ●	26,113	959
Forest Laboratories ●	9,592	317
Henry Schein ●	3,579	201
Hill-Rom Holdings	3,612	140
Hospira ●	48	3
Humana ●	4,626	270
Johnson & Johnson	38,288	2,438
Laboratory Corporation of America ▼ ●	2,986	243
Medtronic	14,449	509
Merck	62,132	2,254
Mettler-Toledo International ●	7,413	968
Omnicare	7,995	193
Pfizer	176,248	3,067
Quest Diagnostics	3,596	177
Stryker ▼	812	40
Teleflex ▼	2,364	132
Thermo Fisher Scientific ●	2,382	122
Thoratec ●	21,426	699
UnitedHealth Group	33,338	1,202
WellPoint ●	24,231	1,317
Zimmer Holdings ●	10,608	503

		22,142

Industrials – 10.3%
3M	13,421	1,130
Alliant Techsystems ▼ ●	4,920	375
Armstrong World Industries ▼ ●	4,868	203
Boeing	5,907	417
Carlisle Companies	13,795	484
Cintas ▼	3,701	102
Danaher	25,252	1,095
Deere & Company	4,708	362
Dover	10,450	555
Dun & Bradstreet	7,435	553
Eaton	2,509	223
Equifax	5,276	175
FedEx	5,357	470
General Dynamics	16,476	1,122
General Electric	80,241	1,285
Honeywell International	11,062	521
IDEX ▼	1,833	66
Illinois Tool Works	9,622	440
ITT	169	8
Landstar System	6,927	261
Lennox International	7,407	304
Lockheed Martin	8,076	576
Monster Worldwide ▼ ●	3,873	70
Norfolk Southern	5,230	322
Northrop Grumman	12,764	807
Owens Corning ●	5,941	161
Pall	1,980	84
Parker Hannifin	912	70
Pentair ▼	8,449	276
Pitney Bowes ▼	6,865	151
Raytheon	5,495	253
Roper Industries ▼	4,139	287
Snap-On	3,212	164
Timken	3,389	140
Toro	14,186	805
Towers Watson, Class A ▼	6,754	347
United Parcel Service, Class B ▼	16,221	1,092
United Technologies	19,819	1,482
URS ●	5,170	201
UTi Worldwide ▼	34,454	662
Valmont Industries	5,228	412
W.W. Grainger ▼	3,208	398
Waste Connections ●	15,975	651
Waste Management	42,323	1,512

		21,074

Information Technology – 24.6%
Advanced Micro Devices ●	499	4
Agilent Technologies ●	12,123	422
Akamai Technologies ●	6,943	359
Amdocs ▼ ●	30,071	923
Amphenol, Class A	8,134	408
Analog Devices	6,208	209
Apple ●	12,036	3,621
Applied Materials	6,313	78
Automatic Data Processing	17,685	786
Avago Technologies ●	7,259	179
AVX	130,497	1,871
Broadcom, Class A ▼	26,321	1,072
Broadridge Financial Solutions	12,160	267
CA	8,599	200
Cisco Systems ●	132,689	3,029
Cognizant Technology Solutions, Class A ●	3,291	215
Computer Sciences	15,098	741
Compuware ●	114,654	1,148
Corning	47,873	875
Dell ●	55,572	799
DST Systems ▼	6,768	293
eBay ●	34,323	1,023
EMC ●	28,423	597
Fairchild Semiconductor International ●	4,368	49
FLIR Systems ▼ ●	6,136	171
Google, Class A ●	4,609	2,825
Harris	28,400	1,283

The accompanying notes are an integral part of the financial statements.

82   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Quantitative Large Cap Core Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Hewlett-Packard	57,201	$2,406
IBM	19,317	2,774
Intel	108,662	2,181
Jabil Circuit	71,675	1,099
Lam Research ▼ ●	5,174	237
Lender Processing Services	4,403	127
Lexmark International, Class A ●	13,400	510
Marvell Technology Group ●	39,159	756
Maxim Integrated Products ▼	351	8
McAfee ●	1,761	83
Micron Technology ▼ ●	7,720	64
Microsoft	179,290	4,776
Motorola ●	40,390	329
NCR ●	22,691	311
Novellus Systems ▼ ●	10,916	319
Oracle	60,163	1,769
Polycom ▼ ●	24,019	811
QLogic ▼ ●	11,964	210
QUALCOMM	43,121	1,946
SAIC ●	25,580	397
SanDisk ●	8,746	329
Synopsys ●	4,699	120
Tellabs ▼	102,602	700
Texas Instruments	63,889	1,889
Total System Services	11,838	185
Trimble Navigation ●	20,472	734
Varian Semiconductor Equipment Associates ●	2,545	83
Vishay Intertechnology ●	18,953	214
Vishay Precision Group ▼ ●	18,473	314
Waters ●	1,691	125
Western Digital ●	12,472	399
Western Union	9,011	159
Xilinx ▼	5,913	159
Yahoo! ▼ ●	5,607	93

		50,063

Materials – 7.3%
Albemarle	4,830	242
Allegheny Technologies ▼	4,301	227
AptarGroup	3,563	160
Ashland	17,757	917
Ball	16,792	1,081
Bemis	281	9
Carpenter Technology ▼	11,346	405
Celanese, Class A ▼	19,239	686
Cliffs Natural Resources ▼	7,176	468
Compass Minerals International	1,066	84
Crown Holdings ●	14,426	464
Dow Chemical	14,183	437
E.I. Du Pont de Nemours	9,679	458
Eagle Materials	1,853	43
Eastman Chemical	8,602	676
FMC	8,675	634
Greif, Class A	7,189	422
International Flavors & Fragrances	2,722	136
International Paper	427	11
Lubrizol	3,836	393
Monsanto	3,294	196
Newmont Mining	2,930	178
Nucor ▼	4,901	187
Packaging Corporation of America	13,059	319
Pactiv ●	26,496	879
PPG Industries	5,191	398
Praxair	6,073	555
Reliance Steel & Aluminum	3,333	139
Schnitzer Steel Industries, Class A	2,332	121
Scotts Miracle-Gro, Class A	21,076	1,125
Sealed Air	12,562	291
Sonoco Products	16,425	550
Temple-Inland	44,244	917
Titanium Metals ▼ ●	7,510	148
Valspar	25,690	825

		14,781

Telecommunication Services – 3.5%
AT&T	95,480	2,721
CenturyLink ▼	22,129	916
Frontier Communications ▼	61,677	542
Qwest Communications International	84,506	558
Verizon Communications	51,294	1,665
Windstream	57,274	725

		7,127

Utilities – 0.2%
Constellation Energy Group	1,731	52
Energen	6,735	301
Sempra Energy	2,786	149

		502

Total Common Stocks
(Cost $191,697)		200,569

Short-Term Investments – 1.6%
Money Market Fund – 0.4%
First American Prime Obligations Fund, Class Z
0.102% Å Ω	872,552	873

U.S. Treasury Obligation – 1.2%
U.S. Treasury Bill
0.185%, 11/04/2010	$2,300	2,300

Total Short-Term Investments
(Cost $3,173)		3,173

Investment Purchased with Proceeds from Securities Lending – 13.1%
Mount Vernon Securities Lending Prime Portfolio
0.278% Å †
(Cost $26,604)	26,604,460	26,604

Total Investments ▲ – 113.2%
(Cost $221,474)		230,346

Other Assets and Liabilities, Net – (13.2)%		(26,763)

Total Net Assets – 100.0%		$203,583

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

▼	This security or a portion of this security is out on loan at October 31, 2010. Total loaned securities had a fair value of $25,729 at October 31, 2010. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   83

Schedule of Investments   October 31, 2010, all dollars are rounded to thousands (000)

Quantitative Large Cap Core Fund (concluded)

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $221,784. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$15,631
Gross unrealized depreciation	(7,069)

Net unrealized appreciation	$8,562

REIT – Real Estate Investment Trust
Quantitative Large Cap Core Fund (concluded)

Real Estate Securities Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 98.9% ⊳
Apartments – 15.1%
Apartment Investment & Management, Class A ▼ ⊲	98,883	$2,305
Associated Estates Realty ⊲	571,258	7,935
Avalonbay Communities ▼ ⊲	1,133,796	120,534
BRE Properties ▼ ⊲	565,623	24,282
Camden Property Trust ▼ ⊲	552,962	27,421
Equity Residential Properties Trust ▼ ⊲	2,330,434	113,329
Essex Property Trust ▼ ⊲	364,897	41,219
Mid-America Apartment Communities ▼ ⊲	413,773	25,253
Post Properties ▼ ⊲	71,785	2,185

		364,463

Community Centers – 8.7%
Acadia Realty Trust ⊲	1,009,812	19,267
Agree Realty ⊲	8,998	229
Developers Diversified Realty ▼ ⊲	2,151,205	27,751
Equity One ▼ ⊲	61,754	1,155
Federal Realty Investment Trust ▼ ⊲	373,012	30,579
Kimco Realty ▼ ⊲	1,276,412	21,993
Kite Realty Group Trust ⊲	507,480	2,426
Ramco-Gershenson Properties Trust ⊲	1,640,877	19,001
Regency Centers ▼ ⊲	474,782	20,026
Saul Centers ⊲	267,901	11,434
Tanger Factory Outlet Centers ▼ ⊲	31,575	1,513
Urstadt Biddle Properties, Class A ▼ ⊲	635,689	12,212
Weingarten Realty Investors ▼ ⊲	1,753,327	42,308

		209,894

Diversified – 4.8%
Colonial Properties Trust ▼ ⊲	173,643	3,114
Coresite Realty ▼ ⊲ ●	594,176	8,948
Cousins Properties ▼ ⊲	3,261,859	24,170
Forest City Enterprises, Class A ▼ ●	492,015	7,179
Vornado Realty Trust ▼ ⊲	830,099	72,542
Washington Real Estate Investment Trust ▼ ⊲	34,735	1,113

		117,066

Healthcare – 12.3%
Assisted Living Concepts, Class A ●	4,795	155
Capital Senior Living ▼ ●	416,284	2,481
Cogdell Spencer ▼ ⊲	1,123,933	7,384
HCP ▼ ⊲	2,393,450	86,188
Health Care ▼ ⊲	665,107	33,987
Healthcare Realty Trust ▼ ⊲	1,410,793	34,057
LTC Properties ⊲	746,355	20,786
Nationwide Health Properties ⊲	283,942	11,593
OMEGA Healthcare Investors ▼ ⊲	37,019	851
Parkway Life ⊲	3,263,258	4,213
Ventas ▼ ⊲	1,774,690	95,052

		296,747

Hotels – 7.7%
Chatham Lodging Trust ▼ ●	147,698	2,724
Chesapeake Lodging Trust ⊲	507,868	9,132
DiamondRock Hospitality ▼ ⊲	132,365	1,400
Host Hotels & Resorts ▼ ⊲	4,220,776	67,068
Hyatt Hotels, Class A ▼ ●	354,458	14,285
LaSalle Hotel Properties ▼ ⊲	934,923	22,148
Marcus ▼	226,348	2,902
Marriott International, Class A ▼	841,552	31,179
Pebblebrook Hotel Trust ⊲ ●	1,290,254	25,276
Starwood Hotels & Resorts Worldwide	90,569	4,903
Sunstone Hotel Investors ▼ ⊲ ●	503,072	5,458

		186,475

The accompanying notes are an integral part of the financial statements.

84   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Real Estate Securities Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Industrials – 7.4%
AMB Property ▼ ⊲	1,403,537	$39,566
DCT Industrial Trust ▼ ⊲	2,239,591	11,220
EastGroup Properties ▼ ⊲	618,112	25,021
First Potomac Realty Trust ⊲	486,812	8,023
Mapletree Logistics Trust ⊲	309,275	215
Mitsubishi Logistics	222,590	2,692
Prologis ▼ ⊲	3,102,457	42,349
PS Business Parks ⊲	657,817	38,982
Terreno Realty ▼ ⊲ ● ◖	552,301	10,008

		178,076

Infrastructure – 1.4%
American Tower, Class A ▼ ●	151,213	7,804
Brookfield Asset Management, Class A	499,042	14,831
Crown Castle International ●	69,483	2,996
Hopewell Holdings	486	2
Standard Parking ●	439,505	7,511

		33,144

Malls – 13.1%
Glimcher Realty Trust ⊲	1,136,239	8,533
Macerich ▼ ⊲	1,315,933	58,704
Simon Property Group ▼ ⊲	2,279,797	218,906
Taubman Centers ▼ ⊲	689,700	32,016

		318,159

Manufactured Homes – 0.9%
Equity Lifestyle Properties ▼ ⊲	397,981	22,653

Net Lease – 1.5%
Getty Realty ▼ ⊲	120,349	3,431
National Retail Properties ▼ ⊲	904,190	24,503
Realty Income ▼ ⊲	277,380	9,509

		37,443

Office – 18.4%
Alexandria Real Estate Equities ▼ ⊲	639,712	47,006
BioMed Realty Trust ▼ ⊲	891,251	16,354
Boston Properties ▼ ⊲	1,200,987	103,513
Brandywine Realty Trust ▼ ⊲	863,782	10,340
Corporate Office Properties Trust ▼ ⊲	297,754	10,567
Digital Realty Trust ▼ ⊲	818,792	48,906
Douglas Emmett ⊲	120,645	2,164
Duke Realty ▼ ⊲	2,639,143	32,910
DuPont Fabros Technology ▼ ⊲	939,656	23,585
Hudson Pacific Properties ⊲	355,723	5,692
Kilroy Realty ▼ ⊲	449,572	15,362
Liberty Property Trust ▼ ⊲	1,055,816	35,328
Mack-Cali Realty ⊲	1,353,040	45,435
Mission West Properties ▼ ⊲	183,269	1,228
Parkway Properties ⊲	99,838	1,554
Piedmont Office Realty Trust, Class A ▼ ⊲	244,919	4,622
SL Green Realty ▼ ⊲	616,101	40,490

		445,056

Real Estate Service Provider – 0.0%
HFF ●	33,588	330

Self Storage – 6.7%
Extra Space Storage ⊲	770,661	12,485
Public Storage ▼ ⊲	1,221,624	121,209
Sovran Self Storage ▼ ⊲	448,802	17,535
U-Store-It Trust ▼ ⊲	1,284,581	11,060

		162,289

Student Housing – 0.9%
American Campus Communities ▼ ⊲	564,877	17,867
Campus Crest Communities ⊲ ●	268,453	3,356
Education Realty Trust ⊲	229,413	1,720

		22,943

Total Common Stocks
(Cost $2,028,566)		2,394,738

Private Real Estate Company – 0.0%
Newcastle Investment Holdings ⊲ ● ¥ ⊡
(Cost $153)	35,000	33

Short-Term Investment – 2.3%
First American Prime Obligations Fund, Class Z
0.102% Å Ω
(Cost $56,919)	56,918,707	56,919

Investment Purchased with Proceeds from Securities Lending – 27.5%
Mount Vernon Securities Lending Prime Portfolio
0.278% Ω †
(Cost $664,673)	664,672,593	664,673

Total Investments ▲ – 128.7%
(Cost $2,750,311)		3,116,363

Other Assets and Liabilities, Net – (28.7)%		(695,519)

Total Net Assets – 100.0%		$2,420,844

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

⊳	The fund is primarily invested in the Real Estate sector and therefore is subject to additional risks. See notes 1 and 6 in Notes to Financial Statements.

▼	This security or a portion of this security is out on loan at October 31, 2010. Total loaned securities had a fair value of $642,162 at October 31, 2010. See note 2 in Notes to Financial Statements.

⊲	Real Estate Investment Trust. As of October 31, 2010, the fair value of these investments was $2,295,521 or 94.8% of total net assets.

●	Non-income producing security.

◖	A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings of that company represent 5% or more of the outstanding voting securities of the company. Transactions with companies that are or were affiliates during the fiscal year ended October 31, 2010 are as follows:

	Beginning	Purchase	Sales	Ending	Dividend		Fair
Issuer	Cost	Cost	Cost	Cost	Income	Shares	Value

Terreno Realty	$—	$10,472	$—	$10,472	$—	552,301	$10,008

¥	Security considered illiquid. As of October 31, 2010, the fair value of the fund’s investments in securities considered to be illiquid was $33 or 0.0% of total net assets. See note 2 in notes to Financial Statements.

⊡	Security is internally fair valued. As of October 31, 2010, the fair value of this investment was $33 or 0.0% of total net assets.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   85

Schedule of Investments   October 31, 2010, all dollars are rounded to thousands (000)

Real Estate Securities Fund (concluded)

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $2,809,464. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$319,783
Gross unrealized depreciation	(12,884)

Net unrealized appreciation	$306,899

Real Estate Securities Fund (concluded)

Small Cap Growth Opportunities Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 96.6%
Consumer Discretionary – 20.3%
AnnTaylor Stores ▼ ●	131,708	$3,069
Buffalo Wild Wings ▼ ●	64,666	3,041
Crocs ●	135,646	1,890
Dress Barn ▼ ●	95,784	2,197
Hibbett Sports ▼ ●	75,346	2,031
J. Crew Group ▼ ●	79,400	2,540
Lumber Liquidators Holdings ▼ ●	79,724	1,920
Penske Automotive Group ▼ ●	172,138	2,315
Polaris Industries ▼	37,559	2,670
Sotheby’s Holdings, Class A	24,432	1,071
Texas Roadhouse ▼ ●	174,762	2,684
Tractor Supply ▼	60,607	2,400
Warnaco Group ●	64,186	3,409
WMS Industries ▼ ●	55,729	2,432
Wolverine World Wide	145,955	4,250

		37,919

Energy – 5.1%
Atlas Energy ▼ ●	72,145	2,101
Dril-Quip ▼ ●	21,416	1,480
Key Energy Services ●	197,006	1,940
Lufkin Industries	39,926	1,950
Oasis Petroleum ▼ ●	92,706	1,972

		9,443

Financials – 3.9%
Associated Banc ▼	199,170	2,524
KBW ▼	81,471	2,061
Stifel Financial ▼ ●	58,366	2,766

		7,351

Healthcare – 18.7%
Acorda Therapeutics ▼ ●	65,506	1,771
Align Technology ●	132,682	2,259
Alkermes ●	84,438	977
Catalyst Health Solutions ●	60,861	2,304
Cubist Pharmaceuticals ●	74,502	1,734
Haemonetics ●	43,882	2,398
Halozyme Therapeutics ▼ ●	164,631	1,207
HealthSouth ●	160,790	2,909
ICON – ADR ●	87,949	1,702
ICU Medical ●	72,833	2,658
LHC Group ▼ ●	69,505	1,870
Masimo ▼	61,059	1,842
Nektar Therapeutics ▼ ●	150,246	2,189
Onyx Pharmaceuticals ●	82,301	2,208
Salix Pharmaceuticals ▼ ●	51,841	1,961
Thoratec ▼ ●	52,440	1,712
Zoll Medical ▼ ●	96,705	3,146

		34,847

Industrials – 16.8%
Actuant, Class A ▼	121,466	2,729
Altra Holdings ●	148,025	2,191
BE Aerospace ▼ ●	38,349	1,410
Clean Harbors ▼ ●	43,840	3,091
GrafTech International ●	160,701	2,647
Interface, Class A ▼	161,194	2,319
Kaydon	75,547	2,634
MasTec ●	244,476	2,983
Old Dominion Freight Line ●	94,369	2,647
Orbital Sciences ●	155,344	2,523
Satcon Technology ●	444,830	1,788
Tetra Tech ●	115,735	2,437

The accompanying notes are an integral part of the financial statements.

86   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Small Cap Growth Opportunities Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

TrueBlue ●	142,498	$2,002

		31,401

Information Technology ⊳ – 28.0%
ADTRAN	83,407	2,691
Atheros Communications ▼ ●	105,437	3,273
Blackboard ▼ ●	61,494	2,567
Kenexa ▼ ●	135,648	2,481
LoopNet ●	197,217	2,081
MICROS Systems ●	42,367	1,923
MKS Instruments ●	99,832	2,061
Multi-Fineline Electronix ●	101,454	2,484
National Instruments	62,209	2,164
Perficient ●	226,384	2,391
Pericom Semiconductor ●	211,108	1,989
Plantronics ▼	84,166	3,020
PMC-Sierra ●	438,045	3,369
QLogic ▼ ●	151,644	2,664
Quest Software ●	92,715	2,426
RF Micro Devices ●	380,434	2,773
Solarwinds ▼ ●	157,590	2,860
Varian Semiconductor Equipment Associates ●	63,219	2,065
Verigy ●	247,031	2,263
VideoPropulsion ● ¥ ⊡	780,460	—
Virtusa ▼ ●	143,680	2,049
Vocus ▼ ●	119,005	2,636

		52,230

Materials – 2.3%
Arch Chemicals	58,812	2,088
Louisiana-Pacific ●	285,865	2,213

		4,301

Telecommunication Services – 1.5%
Neutral Tandem ▼ ●	189,853	2,776

Total Common Stocks
(Cost $163,365)		180,268

Warrant – 0.0%
Lantronix, Warrants ● ¥ ⊡
(Cost $0)	11,236	—

Short-Term Investment – 4.1%
First American Prime Obligations Fund, Class Z
0.102% Å Ω
(Cost $7,626)	7,625,647	7,626

Investment Purchased with Proceeds from Securities Lending – 32.7%
Mount Vernon Securities Lending Prime Portfolio
0.278% Ω †
(Cost $60,995)	60,994,639	60,995

Total Investments ▲ – 133.4%
(Cost $231,986)		248,889

Other Assets and Liabilities, Net – (33.4)%		(62,304)

Total Net Assets – 100.0%		$186,585

Small Cap Growth Opportunities Fund (concluded)

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

▼	This security or a portion of this security is out on loan at October 31, 2010. Total loaned securities had a fair value of $58,595 at October 31, 2010. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

¥	Security considered illiquid. As of October 31, 2010, the fair value of the fund’s investments considered to be illiquid was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

⊡	Security is internally fair valued. As of October 31, 2010, the fair value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $233,429. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$21,164
Gross unrealized depreciation	(5,704)

Net unrealized appreciation	$15,460

ADR – American Depositary Receipt

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   87

Schedule of Investments   October 31, 2010, all dollars are rounded to thousands (000)

Small Cap Growth Opportunities Fund (concluded)

Small Cap Select Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 97.7%
Consumer Discretionary – 15.3%
Amerigon ●	590,792	$6,369
AnnTaylor Stores ● ▼	493,906	11,508
Bravo Brio Restaurant Group ● ▼	166,841	3,003
Buffalo Wild Wings ● ▼	119,839	5,636
Coinstar ● ▼	137,429	7,913
Collective Brands ● ▼	595,305	9,126
Dress Barn ● ▼	425,546	9,762
Fossil ●	118,601	6,996
Gaylord Entertainment ● ▼	82,325	2,745
Life Time Fitness ● ▼	170,394	6,156
McCormick & Schmick’s Seafood Restaurants ● ▼	411,891	3,678
Panera Bread, Class A ●	82,030	7,343
Quiksilver ●	970,033	4,045
ReachLocal ● ▼	143,301	2,449
Ryland Group ▼	100,139	1,500
Tractor Supply ▼	192,892	7,639
Valassis Communications ●	201,132	6,637
Warnaco Group ● ▼	189,001	10,038
WMS Industries ● ▼	150,862	6,582

		119,125

Consumer Staples – 1.9%
Hain Celestial Group ● ▼	452,917	11,201
Smart Balance ● ▼	934,136	3,325

		14,526

Energy – 5.5%
Concho Resources ● ▼	87,532	6,011
Delek US Holdings ▼	399,756	2,938
Energy XXI ● ▼	128,470	2,793
James River Coal ● ▼	518,805	8,980
L & L Energy ● ▼	205,670	1,680
Lufkin Industries	119,009	5,814
Parker Drilling ●	2,160,896	9,141
Whiting Petroleum ●	56,958	5,721

		43,078

Financials – 19.4%
Bank of the Ozarks ▼	202,293	7,689
Calamos Asset Management, Class A ▼	642,297	7,701
Cullen/Frost Bankers ▼	127,702	6,697
CVB Financial ▼	569,162	4,331
Delphi Financial Group, Class A ▼	528,709	14,312
Dime Community Bancshares ▼	381,447	5,565
Evercore Partners, Class A ▼	350,842	10,652
Independent Bank ▼	258,082	6,062
Knight Capital Group, Class A ● ▼	763,221	9,945
MGIC Investment ● ▼	1,394,667	12,301
Nara Bancorp ●	212,394	1,665
National Retail Properties – REIT ▼	276,743	7,500
Piper Jaffray Companies ●	252,187	7,810
Platinum Underwriters Holdings	107,441	4,625
PS Business Parks – REIT	163,094	9,665
Senior Housing Properties Trust – REIT	276,834	6,614
Terreno Realty – REIT ●	239,613	4,342
Umpqua Holdings ▼	1,192,686	13,120
Waddell & Reed Financial, Class A ▼	378,059	10,990

		151,586

Healthcare – 11.0%
Acorda Therapeutics ● ▼	27,872	754
Alexion Pharmaceuticals ● ▼	44,674	3,051
Cadence Pharmaceuticals ● ▼	442,138	3,926
Catalyst Health Solutions ●	98,336	3,722
Cepheid ● ▼	85,507	1,799
Cubist Pharmaceuticals ● ▼	63,229	1,472
Endologix ● ▼	1,583,470	8,757
Haemonetics ●	101,121	5,526
Incyte ● ▼	101,290	1,688
LHC Group ● ▼	170,352	4,582
MEDNAX ● ▼	170,131	10,073
Nektar Therapeutics ● ▼	93,693	1,365
Onyx Pharmaceuticals ●	61,226	1,643
Regeneron Pharmaceuticals ● ▼	151,878	3,961
Salix Pharmaceuticals ● ▼	178,010	6,734
Savient Pharmaceuticals ● ▼	53,652	666
Seattle Genetics ● ▼	90,261	1,479
Theravance ● ▼	55,293	1,127
Thoratec ●	363,447	11,863
Zoll Medical ● ▼	359,664	11,700

		85,888

Industrials – 15.3%
Actuant, Class A	159,936	3,594
Allegiant Travel ▼	153,216	7,215
BE Aerospace ● ▼	111,801	4,110
CBIZ ● ▼	864,170	5,116
Chart Industries ● ▼	219,072	5,104
GrafTech International ● ▼	698,889	11,511
IDEX ▼	145,487	5,249
Interface, Class A	663,189	9,543
Kaydon	318,848	11,118
MasTec ● ▼	1,123,600	13,708
MYR Group ●	242,504	3,781
Old Dominion Freight Line ●	224,274	6,291
Orbital Sciences ●	513,807	8,344
Regal-Beloit	207,796	11,992
Tetra Tech ●	283,833	5,978
United Rentals ● ▼	339,660	6,382

		119,036

Information Technology – 21.0%
Acme Packet ●	49,999	1,977
Advanced Analogic Technologies ● ▼ ◖	2,379,893	8,948
AsiaInfo Holdings ● ▼	329,503	7,322
CommVault Systems ●	456,398	13,204
Entropic Communications ● ▼	990,239	8,278
International Rectifier ● ▼	180,041	4,182
Kenexa ● ▼	617,776	11,299
Mellanox Technologies ● ▼	373,489	8,598
Polycom ● ▼	273,608	9,243
Progress Software ●	300,142	11,216
RF Micro Devices ●	1,266,804	9,235
Smith Micro Software ● ▼	962,401	11,703
Sourcefire ●	84,624	1,996
SPS Commerce ● ▼	241,748	3,191
STEC ● ▼	662,870	10,341
Taleo, Class A ●	306,869	8,804
Tessera Technologies ●	559,001	11,029
TTM Technologies ● ▼	309,585	3,244
ValueClick ● ▼	724,971	9,976
Vocus ● ▼	460,203	10,194

		163,980

Materials – 6.5%
Arch Chemicals	219,637	7,799
Buckeye Technologies	285,217	5,148
Horsehead Holding ●	364,445	3,984
Louisiana-Pacific ●	1,106,083	8,561
Rock-Tenn, Class A	102,633	5,835
Schnitzer Steel Industries, Class A	148,860	7,695

The accompanying notes are an integral part of the financial statements.

88   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Small Cap Select Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

STR Holdings ● ▼	271,921	$6,757
Thompson Creek Metals ● ▼	383,406	4,616

		50,395

Telecommunication Services – 0.9%
Cogent Communications Group ● ▼	620,646	6,734

Utilities – 0.9%
NSTAR ▼	164,118	6,845

Total Common Stocks
(Cost $667,674)		761,193

Warrants – 0.0%
Lantronix, Warrants ● ¥ ⊡
(Cost $0)	5,143	—

Short-Term Investment – 2.5%
First American Prime Obligations Fund, Class Z
0.102% Å Ω
(Cost $19,522)	19,522,201	19,522

Investment Purchased with Proceeds from Securities Lending – 38.6%
Mount Vernon Securities Lending Prime Portfolio
0.278% Ω †
(Cost $300,888)	300,887,638	300,888

Total Investments ▲ – 138.8%
(Cost $988,084)		1,081,603

Other Assets and Liabilities, Net – (38.8)%		(302,370)

Total Net Assets – 100.0%		$779,233

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2010. Total loaned securities had a fair value of $291,138 at October 31, 2010. See note 2 in Notes to Financial Statements.

◖	A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings of that company represent 5% or more of the outstanding voting securities of the company. Transactions with companies that are or were affiliates during the fiscal period ended October 31, 2010 are as follows:

	Beginning	Purchase	Sales	Ending	Dividend		Fair
Issuer	Cost	Cost	Cost	Cost	Income	Shares	Value

Advanced Analogic Technologies	$12,299	$684	$—	$12,983	$—	2,379,893	$8,948

¥	Security considered illiquid. As of October 31, 2010, the fair value of the fund’s investments in securities considered to be illiquid was $0 or 0.0% of total net assets. See note 2 in notes to Financial Statements.

⊡	Security is internally fair valued. As of October 31, 2010, the value of this investment was $0 or 0.0% of total net assets.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.
Small Cap Select Fund (concluded)

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $994,885. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$126,155
Gross unrealized depreciation	(39,437)

Net unrealized appreciation	$86,718

REIT – Real Estate Investment Trust

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   89

Schedule of Investments   October 31, 2010, all dollars are rounded to thousands (000)

Small Cap Select Fund (concluded)

Small Cap Value Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 97.2%
Consumer Discretionary – 12.8%
America’s Car-Mart ●	77,346	$2,063
Coinstar ● ▼	38,637	2,225
Core-Mark Holding ● ▼	65,039	2,146
Domino’s Pizza ●	94,298	1,400
Group 1 Automotive ● ▼	83,306	2,937
Jo-Ann Stores ●	38,133	1,649
Jones Group	125,741	1,818
Kirkland’s ●	99,641	1,340
OfficeMax ● ▼	160,334	2,838
Polaris Industries ▼	34,443	2,449
Ryland Group ▼	103,728	1,554
Sally Beauty Holdings ● ▼	239,031	2,909
Tenneco ●	74,470	2,429

		27,757

Consumer Staples – 0.7%
Spartan Stores ▼	108,514	1,622

Energy – 7.3%
Berry Petroleum, Class A ▼	105,819	3,620
Complete Production Services ●	97,517	2,285
Matrix Service ●	190,821	1,733
Natural Gas Services Group ●	99,491	1,567
Oil States International ●	35,054	1,792
Penn Virginia	66,483	985
SM Energy ▼	44,066	1,837
Swift Energy ●	61,551	1,960

		15,779

Financials ⊳ – 28.9%
Affiliated Managers Group ●	45,631	3,907
Alexandria Real Estate Equities – REIT ▼	31,573	2,320
American Campus Communities – REIT ▼	72,343	2,288
Apollo Investment ▼	277,018	3,044
Bank of the Ozarks ▼	71,237	2,708
Brandywine Realty Trust – REIT	236,841	2,835
Cardtronics ●	152,599	2,587
CNO Financial Group ● ▼	394,882	2,148
Cogdell Spencer – REIT	297,873	1,957
Community Bank System ▼	117,029	2,735
Delphi Financial Group, Class A ▼	98,916	2,678
DiamondRock Hospitality – REIT ▼	348,305	3,685
East West Bancorp	178,057	3,139
EZCORP, Class A ●	99,420	2,136
First Midwest Bancorp ▼	128,092	1,372
FirstMerit ▼	182,500	3,135
Flushing Financial	85,453	1,124
FPIC Insurance Group ●	65,272	2,312
Heartland Financial USA ▼	98,832	1,527
Home Properties – REIT ▼	52,631	2,866
IBERIABANK ▼	43,232	2,250
MGIC Investment ● ▼	279,409	2,464
Texas Capital Bancshares ● ▼	130,217	2,363
U-Store-It Trust – REIT	322,691	2,778
WSFS Financial	62,342	2,434

		62,792

Healthcare – 5.5%
AMERIGROUP ●	25,915	1,082
BioScrip ● ▼	331,598	1,867
DepoMed ●	113,632	556
Greatbatch ● ▼	72,274	1,572
Hanger Orthopedic Group ● ▼	83,768	1,568
ICON – ADR ●	67,769	1,311
LHC Group ●	74,344	2,000
MEDNAX ●	34,341	2,033

		11,989

Industrials – 16.2%
Altra Holdings ●	171,141	2,533
Atlas Air Worldwide Holdings ●	66,248	3,462
Brady, Class A	87,149	2,680
Douglas Dynamics	93,373	1,346
EMCOR Group ●	105,024	2,715
Ennis	84,685	1,528
GrafTech International ●	203,673	3,354
Interface, Class A	226,970	3,266
Old Dominion Freight Line ●	100,126	2,808
PHH ● ▼	106,316	2,049
Regal-Beloit	38,024	2,194
SFN Group ● ▼	325,419	2,467
Sterling Construction ● ▼	131,553	1,605
Triumph Group	38,747	3,239

		35,246

Information Technology – 14.1%
Amkor Technology ● ▼	169,916	1,225
Bottomline Technologies ●	106,178	1,913
CACI International, Class A ●	36,332	1,821
Kenexa ●	93,920	1,718
MKS Instruments ●	99,505	2,055
Perficient ●	238,093	2,514
Plantronics ▼	70,467	2,528
PMC-Sierra ●	263,575	2,027
Polycom ● ▼	76,470	2,583
Progress Software ●	64,215	2,400
RF Micro Devices ●	265,844	1,938
Rogers ● ▼	76,165	2,712
TTM Technologies ● ▼	335,809	3,519
Virtusa ●	113,927	1,625

		30,578

Materials – 6.8%
Arch Chemicals	55,726	1,979
Buckeye Technologies	218,267	3,940
Commercial Metals ▼	124,745	1,731
Kraton Performance Polymers ●	32,968	1,070
Minerals Technologies	28,794	1,689
Packaging Corp of America	68,648	1,677
Rockwood Holdings ● ▼	42,532	1,443
Schnitzer Steel Industries, Class A	22,187	1,147

		14,676

Telecommunication Services – 1.3%
NTELOS Holdings	73,208	1,330
PAETEC Holding ●	367,844	1,552

		2,882

Utilities – 3.6%
Atmos Energy	71,119	2,094
El Paso Electric ●	77,515	1,907
UIL Holdings ▼	62,500	1,810
Unitil ▼	93,777	2,037

		7,848

Total Common Stocks
(Cost $186,829)		211,169

Exchange-Traded Fund – 0.7%
SPDR S&P Metals & Mining ▼
(Cost $1,489)	26,466	1,482

The accompanying notes are an integral part of the financial statements.

90   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Small Cap Value Fund (concluded)
DESCRIPTION	SHARES	FAIR VALUE >

Short-Term Investment – 1.7%
First American Prime Obligations Fund, Class Z
0.102% Å Ω
(Cost $3,731)	3,730,698	$3,731

Investment Purchased with Proceeds from Securities Lending – 25.6%
Mount Vernon Securities Lending Prime Portfolio
0.278% Ω †
(Cost $55,582)	55,581,567	55,582

Total Investments ▲ – 125.2%
(Cost $247,631)		271,964

Other Assets and Liabilities, Net – (25.2)%		(54,803)

Total Net Assets – 100.0%		$217,161

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2010. Total loaned securities had a fair value of $53,686 at October 31, 2010. See note 2 in Notes to Financial Statements.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $247,682. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$37,996
Gross unrealized depreciation	(13,714)

Net unrealized appreciation	$24,282

REIT – Real Estate Investment Trust
Fund (concluded)

Tactical Market Opportunities Fund
DESCRIPTION	SHARES/PAR	FAIR VALUE >

Exchange-Traded Funds – 36.3%
iShares Barclays 1-3 Year Credit Bond Fund	33,800	$3,557
iShares Barclays MBS Bond Fund	10,000	1,097
iShares iBoxx $ High Yield Corporate Bond Fund	16,100	1,461
iShares JPMorgan USD Emerging Markets Bond Fund	13,500	1,526
iShares S&P U.S. Preferred Stock Index Fund	34,000	1,347
Market Vectors Russia	18,300	628
Utilities Select Sector SPDR	9,200	292

Total Exchange-Traded Funds (Cost $9,814)		9,908

U.S. Government & Agency Security – 10.8%
U.S. Treasury Obligation – 10.8%
U.S. Treasury Bond
4.500%, 08/15/2039
(Cost $2,710)	$2,710	2,947

Short-Term Investments – 53.1%
Money Market Fund – 48.0%
First American Prime Obligations Fund, Class Z
0.102% Å Ω	13,091,672	13,092

U.S. Treasury Obligations – 5.1%
U.S. Treasury Bills ☐
0.185%, 11/04/2010	$275	275
0.150%, 04/07/2011	100	100
0.157%, 04/14/2011	1,025	1,024

		1,399

Total Short-Term Investments
(Cost $14,491)		14,491

Total Investments ▲ – 100.2%
(Cost $27,229)		27,346

Other Assets and Liabilities, Net – (0.2)%		(46)

Total Net Assets – 100.0%		$27,300

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of October 31, 2010. See note 2 in Notes to Financial Statements.

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $27,234. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$150
Gross unrealized depreciation	(38)

Net unrealized appreciation	$112

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   91

Schedule of Investments   October 31, 2010, all dollars are rounded to thousands (000)

Tactical Market Opportunities Fund (concluded)

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

DAX Index Futures	December 2010	10	$2,303	$55
E-Mini MSCI EAFE Index Futures	December 2010	(16)	(1,292)	(15)
E-Mini MSCI Emerging Markets Index Futures	December 2010	26	1,443	24
FTSE/JSE Top 40 Index Futures	December 2010	42	1,632	37
H-Shares Index Futures	November 2010	26	2,200	(88)
IBEX 35 Index Futures	November 2010	(10)	(1,491)	(1)
Mexican Bolsa Index Futures	December 2010	(37)	(1,068)	(41)
Russell 2000 Mini Index Futures	December 2010	(47)	(3,300)	(72)
S&P 500 E-Mini Futures	December 2010	54	3,185	55

S&P TSE 60 Futures	December 2010	(5)	(713)	(7)
SGX S&P CNX Nifty Index Futures	November 2010	(115)	(1,389)	23
SPI 200 Futures	December 2010	10	1,138	(1)
U.S. Treasury 2 Year Note Futures	December 2010	(26)	(5,720)	(4)
U.S. Treasury 5 Year Note Futures	December 2010	(10)	(1,216)	1

				$(34)

The accompanying notes are an integral part of the financial statements.

92   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

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FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   93

Statements of Assets and Liabilities	October 31, 2010, all dollars and shares are rounded to thousands (000), except per share data

	Equity	Global		International	Large Cap Growth	Large Cap
	Income Fund	Infrastructure Fund	International Fund	Select Fund	Opportunities Fund	Select Fund

Unaffiliated investments, at cost	$622,177	$139,296	$569,658	$774,652	$472,731	$115,217
Affiliated investments, at cost	16,709	—	—	—	751	421
Affiliated investment purchased with proceeds from securities lending, at cost (note 2)	224,304	—	—	—	142,971	24,274
Cash denominated in foreign currencies, at cost	—	—	4,845	4,490	—	—

ASSETS:
Unaffiliated investments, at fair value* (note 2)	$811,088	$152,808	$684,054	$854,460	$619,749	$134,184
Affiliated investments, at fair value (note 2)	16,709	—	—	—	751	421
Affiliated investment purchased with proceeds from securities lending, at fair value (note 2)	224,304	—	—	—	142,971	24,274
Cash denominated in foreign currencies, at fair value (note 2)	—	—	4,843	4,586	—	—
Cash	—	464	—	—	—	—
Receivable for dividends and interest	1,416	293	1,360	1,749	270	88
Receivable for investments sold	—	3,626	5,857	6,100	19,080	1,704
Receivable for capital shares sold	1,697	551	29	205	178	10
Receivable for foreign withholding tax reclaim	—	14	992	368	—	—
Receivable for variation margin (note 2)	—	—	—	—	—	—
Prepaid expenses and other assets	40	30	34	28	28	26

Total assets	1,055,254	157,786	697,169	867,496	783,027	160,707

LIABILITIES:
Bank overdraft	—	—	1,748	1,893	—	—
Payable for investments purchased	2,651	3,716	9,458	8,776	17,630	1,674
Payable upon return of securities loaned (note 2)	224,304	—	—	—	142,971	24,274
Payable for capital shares redeemed	494	236	427	374	457	53
Payable for foreign withholding tax	—	—	73	—	—	—
Payable for variation margin (note 2)	—	—	1,217	980	—	—
Payable to affiliates (note 3)	647	110	723	863	497	117
Payable to custodian (note 3)	—	20	39	66	—	—
Payable for distribution and shareholder servicing fees	40	19	9	2	20	1
Accrued expenses and other liabilities	2	—	3	24	3	6

Total liabilities	228,138	4,101	13,697	12,978	161,578	26,125

Net assets	$827,116	$153,685	$683,472	$854,518	$621,449	$134,582

COMPOSITION OF NET ASSETS:
Portfolio capital	$642,532	$131,242	$579,783	$810,688	$517,576	$209,595
Undistributed (distributions in excess of) net investment income	3,972	2,120	4,271	6,281	(13)	66
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(8,299)	6,805	(7,936)	(32,734)	(43,132)	(94,046)
Net unrealized appreciation or depreciation of:
Investments	188,911	13,512	114,396	79,808	147,018	18,967
Futures contracts	—	—	(7,176)	(9,720)	—	—
Foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	6	134	195	—	—

Net assets	$827,116	$153,685	$683,472	$854,518	$621,449	$134,582

* Including securities loaned, at fair value	$216,824	$—	$—	$—	$138,733	$23,456

The accompanying notes are an integral part of the financial statements.

94   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

				Quantitative
Large Cap	Mid Cap Growth	Mid Cap	Mid Cap	Large Cap	Real Estate	Small Cap Growth	Small Cap	Small Cap	Tactical Market
Value Fund	Opportunities Fund	Select Fund	Value Fund	Core Fund	Securities Fund	Opportunities Fund	Select Fund	Value Fund	Opportunities Fund

$318,455	$1,028,715	$33,845	$499,523	$193,997	$2,018,247	$163,365	$654,691	$188,318	$14,137
110	418	189	8,394	873	67,391	7,626	32,505	3,731	13,092
62,033	437,314	16,985	137,426	26,604	664,673	60,995	300,888	55,582	—
—	—	—	—	—	—	—	—	—	130

$341,462	$1,314,648	$38,900	$578,031	$202,869	$2,384,763	$180,268	$752,245	$212,651	$14,254
110	418	189	8,394	873	66,927	7,626	28,470	3,731	13,092
62,033	437,314	16,985	137,426	26,604	664,673	60,995	300,888	55,582	—
—	—	—	—	—	—	—	—	—	130
—	—	—	—	—	—	—	—	—	—
388	509	13	130	168	975	43	380	69	26
11,050	25,405	1,578	22,171	—	30,292	5,129	7,048	3,680	3
7	571	3	320	15	11,347	187	1,116	55	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	29
42	42	27	50	40	91	40	43	34	8

415,092	1,778,907	57,695	746,522	230,569	3,159,068	254,288	1,090,190	275,802	27,542

—	—	—	—	—	—	—	—	—	77
9,611	18,572	1,549	24,172	—	68,597	6,382	6,796	2,668	56
62,033	437,314	16,985	137,426	26,604	664,673	60,995	300,888	55,582	—
366	950	7	2,879	305	2,797	122	2,530	182	—
—	—	—	—	—	11	—	—	—	—
—	—	—	—	—	—	—	—	—	89
292	1,066	39	498	72	1,932	188	645	195	14
—	—	—	—	—	—	—	—	—	—
14	86	6	37	—	205	12	96	9	—
4	—	4	3	5	9	4	2	5	6

72,320	457,988	18,590	165,015	26,986	738,224	67,703	310,957	58,641	242

$342,772	$1,320,919	$39,105	$581,507	$203,583	$2,420,844	$186,585	$779,233	$217,161	$27,300

$427,437	$1,127,643	$61,916	$606,863	$200,847	$2,102,985	$187,440	$784,518	$243,846	$27,104
2,310	(15)	(11)	3,971	1,951	(12)	(9)	(13)	(11)	52
(109,982)	(92,642)	(27,855)	(107,835)	(8,087)	(48,182)	(17,749)	(98,791)	(51,007)	61

23,007	285,933	5,055	78,508	8,872	366,052	16,903	93,519	24,333	117
—	—	—	—	—	—	—	—	—	(34)
—	—	—	—	—	1	—	—	—	—

$342,772	$1,320,919	$39,105	$581,507	$203,583	$2,420,844	$186,585	$779,233	$217,161	$27,300

$59,902	$429,035	$16,443	$132,999	$25,729	$642,162	$58,595	$291,138	$53,686	$—

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   95

Statements of Assets and Liabilities	continued

	Equity	Global		International	Large Cap Growth	Large Cap
	Income Fund	Infrastructure Fund	International Fund	Select Fund	Opportunities Fund	Select Fund

Class A1:
Net assets	$125,226	$57,594	$26,698	$5,530	$66,409	$3,487
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	10,083	6,115	2,297	579	2,196	299
Net asset value and redemption price per share	$12.42	$9.42	$11.62	$9.54	$30.24	$11.65
Maximum offering price per share[2]	$13.14	$9.97	$12.30	$10.10	$32.00	$12.33
Class B3:
Net assets	$5,039	—	$1,497	—	$3,473	—
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	412	—	142	—	125	—
Net asset value, offering price, and redemption price per share[4]	$12.25	—	$10.57	—	$27.68	—
Class C1:
Net assets	$11,107	$8,103	$2,607	$816	$4,220	$175
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	906	869	236	87	149	16
Net asset value, offering price and redemption price per share[4]	$12.26	$9.32	$11.03	$9.43	$28.30	$11.22
Class R1,5:
Net assets	$1,204	$8	$6	$7	$742	$117
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	97	1	1	1	25	10
Net asset value, offering price, and redemption price per share	$12.41	$9.40	$11.61	$9.48	$29.83	$11.54
Class Y:
Net assets	$684,540	$87,980	$652,664	$848,165	$546,605	$130,803
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	54,623	9,298	55,404	88,669	17,446	11,172
Net asset value, offering price, and redemption price per share	$12.53	$9.46	$11.78	$9.57	$31.33	$11.71

[1]	Share class is not offered by Tactical Market Opportunities Fund.

[2]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

[3]	No new investments allowed in Class B shares, except for permitted exchanges and reinvestment of dividends. Certain funds do not offer Class B shares. See note 1 in Notes to Financial Statements.

[4]	Class B and Class C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

[5]	Share class is not offered by Mid Cap Select Fund and Quantitative Large Cap Core Fund.

The accompanying notes are an integral part of the financial statements.

96   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Large Cap	Mid Cap Growth	Mid Cap	Mid Cap	Quantitative	Real Estate	Small Cap Growth	Small Cap	Small Cap	Tactical Market
Value Fund	Opportunities Fund	Select Fund	Value Fund	Large Cap Core Fund	Securities Fund	Opportunities Fund	Select Fund	Value Fund	Opportunities Fund

$52,567	$275,040	$12,402	$76,667	$253	$686,148	$39,501	$339,826	$32,332	—
3,672	7,381	1,332	3,453	12	39,031	2,075	29,002	3,152	—
$14.32	$37.26	$9.31	$22.20	$20.50	$17.58	$19.04	$11.72	$10.26	—
$15.15	$39.43	$9.85	$23.49	$21.69	$18.60	$20.15	$12.40	$10.86	—

$1,338	$5,490	$1,295	$2,815	—	$3,005	$2,088	$3,925	—	—
97	168	164	135	—	175	125	423	—	—
$13.75	$32.62	$7.90	$20.87	—	$17.18	$16.66	$9.27	—	—

$1,337	$13,564	$2,332	$11,564	$14	$52,732	$1,596	$17,393	$1,843	—
95	397	271	541	1	3,061	91	1,634	203	—
$13.97	$34.21	$8.61	$21.36	$20.50	$17.23	$17.46	$10.65	$9.08	—

$794	$33,772	—	$20,195	—	$47,970	$2,185	$18,047	$2,111	—
56	923	—	916	—	2,696	117	1,575	209	—
$14.24	$36.58	—	$22.05	—	$17.79	$18.74	$11.46	$10.11	—

$286,736	$993,053	$23,076	$470,266	$203,316	$1,630,989	$141,215	$400,042	$180,875	$27,300
19,899	24,769	2,376	21,027	9,885	91,762	6,887	31,433	17,138	2,571
$14.41	$40.09	$9.71	$22.37	$20.57	$17.77	$20.51	$12.73	$10.55	$10.62

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   97

Statements of Operations	For the fiscal period ended October 31, 2010, all dollars are rounded to thousands (000)

	Equity	Global		International	Large Cap Growth	Large Cap
	Income Fund	Infrastructure Fund	International Fund	Select Fund	Opportunities Fund	Select Fund

INVESTMENT INCOME:
Interest from unaffiliated investments	$—	$3	$11	$170	$—	$—
Dividends from unaffiliated investments	30,294	3,709	16,110	18,177	4,742	1,744
Dividends from affiliated money market fund	5	—	—	—	5	1
Securities lending income	141	—	—	—	168	42
Less: Foreign taxes withheld	(294)	(282)	(1,396)	(1,544)	(14)	—

Total investment income	30,146	3,430	14,725	16,803	4,901	1,787

EXPENSES (note 3):
Investment advisory fees	4,852	980	6,997	7,586	3,748	903
Administration fees	1,676	264	1,617	1,741	1,297	320
Transfer agent fees	263	145	189	100	253	100
Custodian fees	37	218	392	737	30	9
Legal fees	15	15	15	15	15	15
Audit fees	32	34	36	63	32	32
Registration fees	48	52	51	64	46	47
Postage and printing fees	50	14	38	44	41	11
Directors’ fees	32	32	32	32	32	32
Other expenses	24	21	25	24	26	23
Distribution and shareholder servicing fees:
Class A2	280	105	68	10	152	9
Class B3	62	—	17	—	40	—
Class C2	70	55	29	5	42	2
Class R2,4	2	—	—	—	3	—

Total expenses	7,443	1,935	9,506	10,421	5,757	1,503

Less: Fee waivers (note 3)	(5)	(686)	(717)	(999)	(4)	(1)
Less: Expense reimbursement from regulatory settlement (note 8)	(176)	—	(36)	—	(38)	—

Total net expenses	7,262	1,249	8,753	9,422	5,715	1,502

Investment income (loss) – net	22,884	2,181	5,972	7,381	(814)	285

REALIZED AND UNREALIZED GAINS (LOSSES) – NET:
Net realized gain (loss) on:
Unaffiliated investments	20,111	9,648	54,937	38,581	70,540	26,152
Futures contracts	—	—	(3,993)	(195)	—	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	(1)	(24)	(1,345)	(1,505)	—	—
Net change in unrealized appreciation or depreciation of:
Unaffiliated investments	85,170	11,025	5,091	52,273	61,995	483
Affiliated investments	—	—	—	—	—	—
Futures contracts	—	—	(5,099)	(7,356)	—	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	5	218	50	—	—

Net gain on investments, futures contracts, and foreign currency transactions	105,280	20,654	49,809	81,848	132,535	26,635

Net increase in net assets resulting from operations	$128,164	$22,835	$55,781	$89,229	$131,721	$26,920

[1]	For the period December 30, 2009 (commencement of operations) through October 31, 2010.

[2]	Class A, Class C, and Class R are not offered by the Tactical Market Opportunities Fund.

[3]	No new investments allowed in Class B shares, except for permitted exchanges and reinvestment of dividends. Certain funds do not offer Class B shares. See note 1 in Notes to Financial Statements.

[4]	Class R is not offered by Mid Cap Select Fund and Quantitative Large Cap Core Fund.

The accompanying notes are an integral part of the financial statements.

98   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Large Cap	Mid Cap Growth	Mid Cap	Mid Cap	Quantitative	Real Estate	Small Cap Growth	Small Cap	Small Cap	Tactical Market
Value Fund	Opportunities Fund	Select Fund	Value Fund	Large Cap Core Fund	Securities Fund	Opportunities Fund	Select Fund	Value Fund	Opportunities Fund[1]

$—	$—	$—	$—	$3	$—	$—	$—	$—	$38
6,942	8,072	443	10,497	3,321	53,026	561	4,840	2,432	43
3	10	—	6	7	21	3	13	2	1
65	481	19	129	34	713	151	760	73	—
—	(193)	—	(2)	—	(155)	—	—	—	—

7,010	8,370	462	10,630	3,365	53,605	715	5,613	2,507	82

2,434	8,862	285	4,163	519	11,401	1,705	5,145	1,427	27
846	2,835	101	1,337	401	3,651	392	1,651	465	12
209	360	161	210	80	680	165	264	157	17
20	65	4	31	9	82	9	37	10	—
15	15	15	15	15	15	15	15	15	19
32	32	32	32	32	32	32	32	32	32
44	53	40	53	44	146	47	67	45	4
30	85	11	46	23	143	17	81	19	1
32	32	32	32	32	32	32	32	32	28
25	28	23	26	21	26	24	26	24	8

137	634	32	216	1	1,150	89	795	78	—
17	61	15	32	—	29	21	48	—	—
16	134	25	117	—	335	15	176	20	—
2	157	—	117	—	261	9	118	12	—

3,859	13,353	776	6,427	1,177	17,983	2,572	8,487	2,336	148

(2)	(10)	(232)	(6)	(405)	(21)	(362)	(15)	(2)	(115)
—	—	—	—	—	—	—	(40)	—	—

3,857	13,343	544	6,421	772	17,962	2,210	8,432	2,334	33

3,153	(4,973)	(82)	4,209	2,593	35,643	(1,495)	(2,819)	173	49

26,403	195,722	6,634	83,856	18,592	252,012	32,333	92,494	13,113	86
—	—	—	—	88	—	—	—	—	(22)

—	—	—	—	—	—	—	—	—	—

8,454	129,355	1,905	34,723	2,535	278,746	11,747	59,357	31,588	117
—	—	—	—	—	(464)	—	1,415	—	—
—	—	—	—	234	—	—	—	—	(34)

—	—	—	—	—	1	—	—	—	—

34,857	325,077	8,539	118,579	21,449	530,295	44,080	153,266	44,701	147

$38,010	$320,104	$8,457	$122,788	$24,042	$565,938	$42,585	$150,447	$44,874	$196

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   99

Statements of Changes in Net Assets	all dollars are rounded to thousands (000)

			Global
	Equity		Infrastructure		International
	Income Fund		Fund		Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09

OPERATIONS:
Investment income (loss) – net	$22,884	$20,246	$2,181	$1,028	$5,972	$7,837
Net realized gain (loss) on:
Unaffiliated investments	20,111	(14,066)	9,648	2,258	54,937	(59,460)
Futures contracts	—	—	—	—	(3,993)	(15,635)
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	(1)	(1)	(24)	3	(1,345)	(2,356)
Net change in unrealized appreciation or depreciation of:
Unaffiliated investments	85,170	56,206	11,025	7,143	5,091	197,864
Futures contracts	—	—	—	—	(5,099)	14,698
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	—	5	2	218	(314)

Net increase in net assets resulting from operations	128,164	62,385	22,835	10,434	55,781	142,634

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(2,941)	(3,050)	(422)	(86)	(112)	(236)
Class B	(112)	(200)	—	—	—	—
Class C	(143)	(114)	(45)	—	—	—
Class R	(12)	(9)	—	—	—	—
Class Y	(17,684)	(19,001)	(658)	(262)	(4,307)	(8,282)

Total distributions	(20,892)	(22,374)	(1,125)	(348)	(4,419)	(8,518)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	27,882	9,072	40,687	16,619	2,352	3,228
Reinvestment of distributions	2,661	2,785	372	67	103	219
Payments for redemptions	(20,975)	(17,930)	(11,596)	(4,091)	(5,764)	(6,232)

Increase (decrease) in net assets from Class A transactions	9,568	(6,073)	29,463	12,595	(3,309)	(2,785)

Class B1:
Proceeds from sales	84	113	—	—	67	77
Reinvestment of distributions	107	187	—	—	—	—
Payments for redemptions (note 3)	(3,330)	(2,480)	—	—	(667)	(975)

Decrease in net assets from Class B transactions	(3,139)	(2,180)	—	—	(600)	(898)

Class C:
Proceeds from sales	6,915	1,181	4,512	2,639	235	331
Reinvestment of distributions	128	107	40	—	—	—
Payments for redemptions (note 3)	(1,799)	(1,258)	(567)	(32)	(1,100)	(985)

Increase (decrease) in net assets from Class C transactions	5,244	30	3,985	2,607	(865)	(654)

Class R:
Proceeds from sales	1,089	52	—	5	1	1
Reinvestment of distributions	11	9	—	—	—	—
Payments for redemptions	(99)	(452)	—	—	—	—

Increase (decrease) in net assets from Class R transactions	1,001	(391)	—	5	1	1

Class Y:
Proceeds from sales	144,124	127,721	53,473	41,075	28,438	54,320
Reinvestment of distributions	4,079	4,494	261	141	2,919	5,049
Payments for redemptions	(124,062)	(169,842)	(14,743)	(28,216)	(108,028)	(165,305)

Increase (decrease) in net assets from Class Y transactions	24,141	(37,627)	38,991	13,000	(76,671)	(105,936)

Increase (decrease) in net assets from capital share transactions	36,815	(46,241)	72,439	28,207	(81,444)	(110,272)

Increase in net assets from regulatory settlement proceeds (note 8)	—	—	—	—	—	359

Total increase (decrease) in net assets	144,087	(6,230)	94,149	38,293	(30,082)	24,203
Net assets at beginning of period	683,029	689,259	59,536	21,243	713,554	689,351

Net assets at end of period	$827,116	$683,029	$153,685	$59,536	$683,472	$713,554

Undistributed (distributions in excess of) net investment income at end of period	$3,972	$2,092	$2,120	$941	$4,271	$4,397

[1]	No new or additional investments are allowed in Class B shares, except for permitted exchanges and reinvestment of dividends. Certain funds do not offer Class B shares. See Note 1 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

100   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

								Mid Cap Growth
International		Large Cap Growth		Large Cap		Large Cap		Opportunities
Select Fund		Opportunities Fund		Select Fund		Value Fund		Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09

$7,381	$4,098	$(814)	$2,104	$285	$1,304	$3,153	$6,741	$(4,973)	$(1,648)

38,581	(45,089)	70,540	(66,901)	26,152	(49,896)	26,403	(81,898)	195,722	(161,489)
(195)	4,615	—	6,794	—	—	—	—	—	15,590

(1,505)	(1,097)	—	—	—	—	—	—	—	—

52,273	138,434	61,995	121,303	483	61,203	8,454	81,677	129,355	340,238
(7,356)	2,599	—	—	—	—	—	—	—	—

50	(53)	—	—	—	—	—	—	—	—

89,229	103,507	131,721	63,300	26,920	12,611	38,010	6,520	320,104	192,691

(7)	(30)	(112)	(59)	(19)	(15)	(728)	(635)	—	—
—	(2)	—	—	—	—	(10)	(21)	—	—
—	(1)	—	—	—	—	(7)	(15)	—	—
—	(1)	—	—	—	—	(4)	(2)	—	—
(2,439)	(6,078)	(1,994)	(1,833)	(1,121)	(1,109)	(5,078)	(4,702)	—	—

(2,446)	(6,112)	(2,106)	(1,892)	(1,140)	(1,124)	(5,827)	(5,375)	—	—

3,042	1,588	8,454	7,172	486	856	1,946	2,954	38,764	36,041
5	25	106	56	17	12	671	579	—	—
(1,140)	(1,027)	(12,704)	(9,957)	(894)	(1,480)	(10,076)	(9,418)	(59,512)	(51,431)

1,907	586	(4,144)	(2,729)	(391)	(612)	(7,459)	(5,885)	(20,748)	(15,390)

—	2	14	42	—	3	—	15	39	54
—	2	—	—	—	—	10	20	—	—
—	(298)	(2,161)	(1,629)	—	(324)	(1,124)	(1,394)	(2,824)	(1,623)

—	(294)	(2,147)	(1,587)	—	(321)	(1,114)	(1,359)	(2,785)	(1,569)

561	21	155	481	4	22	74	217	1,175	2,061
—	1	—	—	—	—	6	15	—	—
(38)	(61)	(1,360)	(845)	(46)	(36)	(910)	(869)	(3,782)	(3,972)

523	(39)	(1,205)	(364)	(42)	(14)	(830)	(637)	(2,607)	(1,911)

2	4	173	225	36	102	486	176	13,126	11,251
—	1	—	—	1	—	4	2	—	—
(15)	(42)	(250)	(114)	(1)	(55)	(81)	(35)	(14,166)	(10,412)

(13)	(37)	(77)	111	36	47	409	143	(1,040)	839

327,770	363,659	54,876	116,710	18,016	39,404	14,969	38,047	139,991	171,004
704	1,729	783	724	527	441	3,338	2,849	—	—
(151,115)	(127,280)	(105,362)	(106,659)	(60,119)	(111,700)	(94,336)	(107,134)	(298,042)	(142,727)

177,359	238,108	(49,703)	10,775	(41,576)	(71,855)	(76,029)	(66,238)	(158,051)	28,277

179,776	238,324	(57,276)	6,206	(41,973)	(72,755)	(85,023)	(73,976)	(185,231)	10,246

—	—	—	—	—	—	—	—	—	—

266,559	335,719	72,339	67,614	(16,193)	(61,268)	(52,840)	(72,831)	134,873	202,937
587,959	252,240	549,110	481,496	150,775	212,043	395,612	468,443	1,186,046	983,109

$854,518	$587,959	$621,449	$549,110	$134,582	$150,775	$342,772	$395,612	$1,320,919	$1,186,046

$6,281	$2,268	$(13)	$2,094	$66	$921	$2,310	$4,984	$(15)	$(13)

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   101

Statements of Changes in Net Assets	continued

	Mid Cap		Mid Cap		Quantitative
	Select Fund		Value Fund		Large Cap Core Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09

OPERATIONS:
Investment income (loss) – net	$(82)	$297	$4,209	$9,075	$2,593	$2,193
Net realized gain (loss) on:
Unaffiliated investments	6,634	(16,427)	83,856	(84,621)	18,592	(18,929)
Affiliated investments	—	—	—	—	—	—
Futures contracts	—	994	—	—	88	1,549
Options written	—	(321)	—	—	—	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	—	—	—	—	—
Net change in unrealized appreciation or depreciation of:
Unaffiliated investments	1,905	18,365	34,723	147,981	2,535	27,924
Affiliated investments	—	—	—	—	—	—
Futures contracts	—	—	—	—	234	(358)
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	—	—	—	—	—

Net increase in net assets resulting from operations	8,457	2,908	122,788	72,435	24,042	12,379

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(37)	(4)	(1,055)	(600)	(3)	(1)
Class B	—	—	(15)	(2)	—	—
Class C	—	—	(46)	(7)	—	—
Class R	—	—	(180)	(90)	—	—
Class Y	(127)	(143)	(6,065)	(2,658)	(2,274)	(1,072)
Return of Capital:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Class Y	—	—	—	—	—	—

Total distributions	(164)	(147)	(7,361)	(3,357)	(2,277)	(1,073)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A2:
Proceeds from sales	1,134	1,858	16,925	29,555	52	130
Reinvestment of distributions	33	3	1,027	583	2	1
Payments for redemptions	(3,730)	(3,132)	(89,871)	(38,523)	(76)	(20)

Increase (decrease) in net assets from Class A transactions	(2,563)	(1,271)	(71,919)	(8,385)	(22)	111

Class B3:
Proceeds from sales	—	8	1	47	—	—
Reinvestment of distributions	—	—	14	2	—	—
Payments for redemptions (note 3)	(697)	(917)	(1,328)	(1,032)	—	—

Decrease in net assets from Class B transactions	(697)	(909)	(1,313)	(983)	—	—

Class C2:
Proceeds from sales	192	190	685	676	10	—
Reinvestment of distributions	—	—	41	7	—	—
Payments for redemptions (note 3)	(866)	(894)	(3,517)	(3,112)	—	(6)

Increase (decrease) in net assets from Class C transactions	(674)	(704)	(2,791)	(2,429)	10	(6)

Class R2,4:
Proceeds from sales	—	—	10,515	14,902	—	—
Reinvestment of distributions	—	—	180	90	—	—
Payments for redemptions	—	—	(20,572)	(16,399)	—	(3)

Increase (decrease) in net assets from Class R transactions	—	—	(9,877)	(1,407)	—	(3)

Class Y:
Proceeds from sales	2,283	10,760	50,896	66,387	76,625	94,121
Reinvestment of distributions	33	33	4,150	1,760	899	546
Payments for redemptions	(11,304)	(25,773)	(115,441)	(92,117)	(42,121)	(49,049)

Increase (decrease) in net assets from Class Y transactions	(8,988)	(14,980)	(60,395)	(23,970)	35,403	45,618

Increase (decrease) in net assets from capital share transactions	(12,922)	(17,864)	(146,295)	(37,174)	35,391	45,720

Increase in net assets from regulatory settlement proceeds (note 8)	—	—	—	—	—	—

Total increase (decrease) in net assets	(4,629)	(15,103)	(30,868)	31,904	57,156	57,026
Net assets at beginning of period	43,734	58,837	612,375	580,471	146,427	89,401

Net assets at end of period	$39,105	$43,734	$581,507	$612,375	$203,583	$146,427

Undistributed (distributions in excess of) net investment income at end of period	$(11)	$155	$3,971	$7,349	$1,951	$1,659

[1]	Commencement of operations.

[2]	Class A, Class C, and Class R are not offered by the Tactical Market Opportunities Fund.

[3]	No new investments allowed in Class B shares, except for permitted exchanges and reinvestment of dividends. Certain funds do not offer Class B shares. See Note 1 in Notes to Financial Statements.

[4]	Class R is not offered by Mid Cap Select Fund and Quantitative Large Cap Core Fund.

The accompanying notes are an integral part of the financial statements.

102   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

								Tactical Market
Real Estate		Small Cap Growth		Small Cap		Small Cap		Opportunities
Securities Fund		Opportunities Fund		Select Fund		Value Fund		Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	12/30/09[1] to
10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10

$35,643	$28,866	$(1,495)	$(810)	$(2,819)	$105	$173	$1,109	$49

252,012	(162,772)	32,333	(5,607)	92,494	(93,728)	13,113	(37,715)	86
—	(1,573)	—	—	—	(1,433)	—	—	—
—	—	—	—	—	—	—	—	(22)
—	—	—	—	—	—	—	—	—

—	(8)	—	—	—	—	—	—	—

278,746	203,043	11,747	27,775	59,357	176,157	31,588	39,307	117
(464)	(4,227)	—	—	1,415	1,710	—	—	—
—	—	—	—	—	—	—	—	(34)

1	—	—	—	—	—	—	—	—

565,938	63,329	42,585	21,358	150,447	82,811	44,874	2,701	196

(11,390)	(5,684)	—	—	—	—	(84)	(281)	—
(53)	(61)	—	—	—	—	—	(3)	—
(629)	(291)	—	—	—	—	—	(7)	—
(1,183)	(899)	—	—	—	—	(1)	(18)	—
(29,400)	(16,569)	—	—	(184)	—	(751)	(1,989)	—

—	(2,077)	—	—	—	—	—	—	—
—	(33)	—	—	—	—	—	—	—
—	(141)	—	—	—	—	—	—	—
—	(356)	—	—	—	—	—	—	—
—	(6,186)	—	—	—	—	—	—	—

(42,655)	(32,297)	—	—	(184)	—	(836)	(2,298)	—

400,605	197,810	6,417	3,534	141,839	148,270	1,626	5,254	—
10,433	7,096	—	—	—	—	81	270	—
(161,112)	(71,600)	(6,354)	(7,288)	(164,001)	(55,873)	(5,270)	(5,111)	—

249,926	133,306	63	(3,754)	(22,162)	92,397	(3,563)	413	—

63	51	37	47	5	46	—	16	—
44	81	—	—	—	—	—	3	—
(787)	(558)	(523)	(320)	(2,625)	(1,443)	—	(2,690)	—

(680)	(426)	(486)	(273)	(2,620)	(1,397)	—	(2,671)	—

29,944	8,357	405	271	932	1,427	242	201	—
426	338	—	—	—	—	—	6	—
(5,451)	(2,664)	(520)	(239)	(3,931)	(3,469)	(894)	(499)	—

24,919	6,031	(115)	32	(2,999)	(2,042)	(652)	(292)	—

46,563	25,869	1,127	1,204	9,184	7,603	1,416	1,693	—
1,183	1,255	—	—	—	—	1	18	—
(65,341)	(6,732)	(865)	(314)	(21,453)	(9,240)	(2,197)	(1,683)	—

(17,595)	20,392	262	890	(12,269)	(1,637)	(780)	28	—

946,590	382,082	34,078	26,506	80,890	68,946	20,325	17,091	27,104
20,949	14,186	—	—	133	—	635	1,747	—
(341,090)	(269,156)	(28,262)	(14,191)	(77,159)	(76,685)	(25,790)	(27,723)	—

626,449	127,112	5,816	12,315	3,864	(7,739)	(4,830)	(8,885)	27,104

883,019	286,415	5,540	9,210	(36,186)	79,582	(9,825)	(11,407)	27,104

—	—	—	—	—	—	—	—	—

1,406,302	317,447	48,125	30,568	114,077	162,393	34,213	(11,004)	27,300
1,014,542	697,095	138,460	107,892	665,156	502,763	182,948	193,952	—

$2,420,844	$1,014,542	$186,585	$138,460	$779,233	$665,156	$217,161	$182,948	$27,300

$(12)	$(10)	$(9)	$(8)	$(13)	$170	$(11)	$(7)	$52

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   103

FINANCIAL HIGHLIGHTS  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Equity Income Fund[1]
Class A
2010[2]	$10.76	$0.34	$1.63	$1.97	$(0.31)	$—	$(0.31)	$12.42
2009[2]	10.09	0.29	0.71	1.00	(0.33)	—	(0.33)	10.76
2008[2]	16.43	0.33	(5.28)	(4.95)	(0.29)	(1.10)	(1.39)	10.09
2007[2]	15.90	0.29	1.96	2.25	(0.29)	(1.43)	(1.72)	16.43
2006[2]	13.67	0.20	2.32	2.52	(0.21)	(0.08)	(0.29)	15.90
Class B
2010[2]	$10.61	$0.24	$1.61	$1.85	$(0.21)	$—	$(0.21)	$12.25
2009[2]	9.96	0.22	0.68	0.90	(0.25)	—	(0.25)	10.61
2008[2]	16.23	0.22	(5.19)	(4.97)	(0.20)	(1.10)	(1.30)	9.96
2007[2]	15.75	0.17	1.94	2.11	(0.20)	(1.43)	(1.63)	16.23
2006[2]	13.57	0.09	2.30	2.39	(0.13)	(0.08)	(0.21)	15.75
Class C
2010[2]	$10.63	$0.26	$1.60	$1.86	$(0.23)	$—	$(0.23)	$12.26
2009[2]	9.98	0.21	0.69	0.90	(0.25)	—	(0.25)	10.63
2008[2]	16.26	0.22	(5.20)	(4.98)	(0.20)	(1.10)	(1.30)	9.98
2007[2]	15.78	0.17	1.94	2.11	(0.20)	(1.43)	(1.63)	16.26
2006[2]	13.59	0.10	2.30	2.40	(0.13)	(0.08)	(0.21)	15.78
Class R
2010[2]	$10.76	$0.30	$1.64	$1.94	$(0.29)	$—	$(0.29)	$12.41
2009[2]	10.08	0.28	0.68	0.96	(0.28)	—	(0.28)	10.76
2008[2]	16.41	0.29	(5.26)	(4.97)	(0.26)	(1.10)	(1.36)	10.08
2007[2]	15.88	0.23	1.98	2.21	(0.25)	(1.43)	(1.68)	16.41
2006[2]	13.66	0.17	2.31	2.48	(0.18)	(0.08)	(0.26)	15.88
Class Y
2010[2]	$10.85	$0.37	$1.65	$2.02	$(0.34)	$—	$(0.34)	$12.53
2009[2]	10.18	0.32	0.70	1.02	(0.35)	—	(0.35)	10.85
2008[2]	16.55	0.36	(5.30)	(4.94)	(0.33)	(1.10)	(1.43)	10.18
2007[2]	16.00	0.33	1.98	2.31	(0.33)	(1.43)	(1.76)	16.55
2006[2]	13.76	0.24	2.33	2.57	(0.25)	(0.08)	(0.33)	16.00

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

104   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

				Ratio of	Ratio of Net
			Ratio of Net	Expenses	Investment
		Ratio of	Investment	to Average	Income
	Net Assets	Expenses	Income	Net Assets	to Average	Portfolio
Total	End of	to Average	to Average	(Excluding	Net Assets (Excluding	Turnover
Return[3]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

18.46%	$125,226	1.17%	2.89%	1.19%	2.87%	29%
10.32	100,059	1.19	3.00	1.19	3.00	48
(32.51)	100,824	1.17	2.45	1.17	2.45	32
15.24	179,379	1.16	1.83	1.16	1.83	20
18.66	171,814	1.18	1.40	1.18	1.40	23

17.59%	$5,039	1.92%	2.07%	1.94%	2.05%	29%
9.41	7,237	1.94	2.28	1.94	2.28	48
(32.95)	9,113	1.92	1.69	1.92	1.69	32
14.40	16,893	1.91	1.09	1.91	1.09	20
17.76	19,845	1.93	0.65	1.93	0.65	23

17.60%	$11,107	1.92%	2.22%	1.94%	2.20%	29%
9.41	4,921	1.94	2.23	1.94	2.23	48
(32.95)	4,625	1.92	1.69	1.92	1.69	32
14.37	9,241	1.91	1.09	1.91	1.09	20
17.80	11,225	1.93	0.68	1.93	0.68	23

18.16%	$1,204	1.39%	2.50%	1.41%	2.48%	29%
9.92	122	1.45	2.94	1.45	2.94	48
(32.64)	535	1.42	2.20	1.42	2.20	32
14.98	940	1.41	1.48	1.41	1.48	20
18.33	511	1.43	1.14	1.57	1.00	23

18.78%	$684,540	0.92%	3.12%	0.94%	3.10%	29%
10.51	570,690	0.94	3.25	0.94	3.25	48
(32.29)	574,162	0.92	2.70	0.92	2.70	32
15.54	1,061,433	0.91	2.09	0.91	2.09	20
18.89	1,129,971	0.93	1.65	0.93	1.65	23

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   105

FINANCIAL HIGHLIGHTS  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions	Net Asset
	Value	Net	Gains	Total from	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Investment	End of
	of Period	Income	Investments	Operations	Income	Period

Global Infrastructure Fund[1]
Class A
2010[2]	$7.80	$0.16	$1.58	$1.74	$(0.12)	$9.42
2009[2]	6.43	0.16	1.29	1.45	(0.08)	7.80
2008[3]	10.00	0.05	(3.62)	(3.57)	—	6.43
Class C
2010[2]	$7.75	$0.09	$1.57	$1.66	$(0.09)	$9.32
2009[4]	6.48	0.11	1.24	1.35	(0.08)	7.75
Class R
2010[2]	$7.78	$0.13	$1.59	$1.72	$(0.10)	$9.40
2009[4]	6.48	0.14	1.24	1.38	(0.08)	7.78
Class Y
2010[2]	$7.82	$0.18	$1.59	$1.77	$(0.13)	$9.46
2009[2]	6.43	0.17	1.30	1.47	(0.08)	7.82
2008[3]	10.00	0.16	(3.73)	(3.57)	—	6.43

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Commenced operations on December 17, 2007. All ratios for the period ended October 31, 2008 have been annualized, except total return and portfolio turnover.

[4]	Commenced operations on November 3, 2008. All ratios for the period ended October 31, 2009 have been annualized, except total return and portfolio turnover.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

106   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

22.56%	$57,594	1.25%	1.93%	1.88%	1.30%	314%
22.76	19,901	1.25	2.34	2.47	1.12	299
(35.70)	4,022	1.25	0.80	4.16	(2.11)	304

21.62%	$8,103	2.00%	1.14%	2.63%	0.51%	314%
21.00	3,034	2.00	1.59	3.22	0.37	299

22.27%	$8	1.50%	1.54%	2.13%	0.91%	314%
21.48	6	1.50	2.15	2.72	0.93	299

22.92%	$87,980	1.00%	2.13%	1.63%	1.50%	314%
23.14	36,595	1.00	2.57	2.22	1.35	299
(35.70)	17,221	0.99	2.18	3.90	(0.73)	304

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   107

FINANCIAL HIGHLIGHTS  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

International Fund[1]
Class A
2010[2]	$10.78	$0.07	$0.81	$0.88	$(0.04)	$—	$(0.04)	$11.62
2009[2]	8.68	0.09	2.09	2.18	(0.08)	—	(0.08)	10.78
2008[2]	17.15	0.26	(7.14)	(6.88)	(0.14)	(1.45)	(1.59)	8.68
2007[2]	14.80	0.15	2.59	2.74	(0.13)	(0.26)	(0.39)	17.15
2006[2]	12.01	0.12	2.80	2.92	(0.13)	—	(0.13)	14.80
Class B
2010[2]	$9.84	$(0.02)	$0.75	$0.73	$—	$—	$—	$10.57
2009[2]	7.92	0.02	1.90	1.92	—	—	—	9.84
2008[2]	15.78	0.14	(6.52)	(6.38)	(0.03)	(1.45)	(1.48)	7.92
2007[2]	13.65	0.03	2.39	2.42	(0.03)	(0.26)	(0.29)	15.78
2006[2]	11.09	0.02	2.58	2.60	(0.04)	—	(0.04)	13.65
Class C
2010[2]	$10.26	$(0.02)	$0.79	$0.77	$—	$—	$—	$11.03
2009[2]	8.25	0.02	1.99	2.01	—	—	—	10.26
2008[2]	16.36	0.15	(6.79)	(6.64)	(0.02)	(1.45)	(1.47)	8.25
2007[2]	14.13	0.03	2.48	2.51	(0.02)	(0.26)	(0.28)	16.36
2006[2]	11.47	0.02	2.67	2.69	(0.03)	—	(0.03)	14.13
Class R
2010[2]	$10.78	$0.04	$0.82	$0.86	$(0.03)	$—	$(0.03)	$11.61
2009[2]	8.67	0.07	2.11	2.18	(0.07)	—	(0.07)	10.78
2008[2]	17.17	0.19	(7.10)	(6.91)	(0.14)	(1.45)	(1.59)	8.67
2007[2]	14.81	0.10	2.61	2.71	(0.09)	(0.26)	(0.35)	17.17
2006[2]	11.94	0.05	2.82	2.87	—	—	—	14.81
Class Y
2010[2]	$10.92	$0.10	$0.83	$0.93	$(0.07)	$—	$(0.07)	$11.78
2009[2]	8.81	0.11	2.12	2.23	(0.12)	—	(0.12)	10.92
2008[2]	17.38	0.30	(7.24)	(6.94)	(0.18)	(1.45)	(1.63)	8.81
2007[2]	14.99	0.19	2.62	2.81	(0.16)	(0.26)	(0.42)	17.38
2006[2]	12.16	0.16	2.83	2.99	(0.16)	—	(0.16)	14.99

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

[4]	During the period indicated, the fund received a regulatory settlement, which had no impact on total return.

The accompanying notes are an integral part of the financial statements.

108   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of	Ratio of Net
				Ratio of Net	Expenses	Investment
			Ratio of	Investment	to Average	Income (Loss)
		Net Assets	Expenses to	Income (Loss)	Net Assets	to Average	Portfolio
Total		End of	Average	to Average	(Excluding	Net Assets (Excluding	Turnover
Return[3]		Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

8.21%		$26,698	1.48%	0.62%	1.59%	0.51%	56%
25	.29[4]	27,995	1.49	1.00	1.59	0.90	231
(43.82)		25,342	1.49	1.92	1.54	1.87	18
18.92		56,705	1.49	0.97	1.53	0.93	14
24.50		52,489	1.51	0.89	1.54	0.86	17

7.42%		$1,497	2.23%	(0.15)%	2.34%	(0.26)%	56%
24	.24[4]	1,976	2.24	0.23	2.34	0.13	231
(44.19)		2,499	2.24	1.16	2.29	1.11	18
18.05		6,668	2.24	0.22	2.28	0.18	14
23.50		7,172	2.26	0.15	2.29	0.12	17

7.50%		$2,607	2.23%	(0.14)%	2.34%	(0.25)%	56%
24	.36[4]	3,269	2.24	0.24	2.34	0.14	231
(44.21)		3,232	2.24	1.20	2.29	1.15	18
18.09		7,173	2.24	0.20	2.28	0.16	14
23.53		8,049	2.26	0.16	2.29	0.13	17

7.94%		$6	1.73%	0.38%	1.84%	0.27%	56%
25	.39[4]	5	1.74	0.73	1.84	0.63	231
(43.94)		2	1.74	1.40	1.79	1.35	18
18.66		4	1.74	0.60	1.78	0.56	14
24.04		1	1.76	0.39	1.91	0.24	17

8.52%		$652,664	1.23%	0.87%	1.34%	0.76%	56%
25	.68[4]	680,309	1.24	1.25	1.34	1.15	231
(43.68)		658,276	1.24	2.19	1.29	2.14	18
19.23		1,670,810	1.24	1.21	1.28	1.17	14
24.81		1,738,254	1.26	1.16	1.29	1.13	17

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   109

FINANCIAL HIGHLIGHTS  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

International Select Fund[1]
Class A
2010[2]	$8.48	$0.06	$1.02	$1.08	$(0.02)	$—	$(0.02)	$9.54
2009[2]	6.53	0.07	2.00	2.07	(0.12)	—	(0.12)	8.48
2008[2]	12.15	0.15	(5.52)	(5.37)	(0.06)	(0.19)	(0.25)	6.53
2007[3]	10.00	0.09	2.07	2.16	(0.01)	—	(0.01)	12.15
Class C
2010[2]	$8.42	$0.01	$1.00	$1.01	$—	$—	$—	$9.43
2009[2]	6.46	0.03	1.97	2.00	(0.04)	—	(0.04)	8.42
2008[2]	12.07	0.09	(5.48)	(5.39)	(0.03)	(0.19)	(0.22)	6.46
2007[3]	10.00	0.03	2.04	2.07	—	—	—	12.07
Class R
2010[2]	$8.42	$0.05	$1.01	$1.06	$—	$—	$—	$9.48
2009[2]	6.52	0.09	1.94	2.03	(0.13)	—	(0.13)	8.42
2008[2]	12.12	0.08	(5.46)	(5.38)	(0.03)	(0.19)	(0.22)	6.52
2007[3]	10.00	0.07	2.06	2.13	(0.01)	—	(0.01)	12.12
Class Y
2010[2]	$8.49	$0.09	$1.02	$1.11	$(0.03)	$—	$(0.03)	$9.57
2009[2]	6.55	0.08	2.01	2.09	(0.15)	—	(0.15)	8.49
2008[2]	12.17	0.17	(5.52)	(5.35)	(0.08)	(0.19)	(0.27)	6.55
2007[3]	10.00	0.13	2.05	2.18	(0.01)	—	(0.01)	12.17

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	Commenced operations on December 21, 2006. All ratios for the period ended October 31, 2007 have been annualized, except total return and portfolio turnover.

[4]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

110   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[4]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

12.72%	$5,530	1.49%	0.69%	1.62%	0.56%	47%
32.32	3,029	1.49	1.04	1.76	0.77	64
(45.00)	1,904	1.49	1.52	1.70	1.31	63
21.58	3,228	1.49	0.95	1.89	0.55	45

12.00%	$816	2.24%	0.08%	2.37%	(0.05)%	47%
31.43	244	2.24	0.40	2.51	0.13	64
(45.39)	226	2.24	0.92	2.45	0.71	63
20.75	287	2.24	0.30	2.64	(0.10)	45

12.59%	$7	1.74%	0.53%	1.87%	0.40%	47%
31.99	19	1.74	1.30	2.01	1.03	64
(45.10)	48	1.74	0.90	1.95	0.69	63
21.27	17	1.74	0.77	2.14	0.37	45

13.14%	$848,165	1.24%	0.98%	1.37%	0.85%	47%
32.68	584,667	1.24	1.17	1.51	0.90	64
(44.86)	249,805	1.24	1.72	1.45	1.51	63
21.78	343,161	1.24	1.36	1.64	0.96	45

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   111

FINANCIAL HIGHLIGHTS  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total From	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Large Cap Growth Opportunities Fund[1]
Class A
2010[2]	$24.23	$(0.09)	$6.15	$6.06	$(0.05)	$—	$(0.05)	$30.24
2009[2]	21.52	0.05	2.68	2.73	(0.02)	—	(0.02)	24.23
2008[2]	36.27	0.02	(11.65)	(11.63)	—	(3.12)	(3.12)	21.52
2007[2]	29.58	(0.05)	7.08	7.03	—	(0.34)	(0.34)	36.27
2006[2]	27.86	(0.02)	1.74	1.72	—	—	—	29.58
Class B
2010[2]	$22.31	$(0.26)	$5.63	$5.37	$—	$—	$—	$27.68
2009[2]	19.93	(0.09)	2.47	2.38	—	—	—	22.31
2008[2]	34.08	(0.19)	(10.84)	(11.03)	—	(3.12)	(3.12)	19.93
2007[2]	28.01	(0.27)	6.68	6.41	—	(0.34)	(0.34)	34.08
2006[2]	26.58	(0.22)	1.65	1.43	—	—	—	28.01
Class C
2010[2]	$22.81	$(0.27)	$5.76	$5.49	$—	$—	$—	$28.30
2009[2]	20.38	(0.10)	2.53	2.43	—	—	—	22.81
2008[2]	34.77	(0.19)	(11.08)	(11.27)	—	(3.12)	(3.12)	20.38
2007[2]	28.58	(0.28)	6.81	6.53	—	(0.34)	(0.34)	34.77
2006[2]	27.12	(0.23)	1.69	1.46	—	—	—	28.58
Class R
2010[2]	$23.92	$(0.16)	$6.07	$5.91	$—	$—	$—	$29.83
2009[2]	21.26	(0.01)	2.67	2.66	—	—	—	23.92
2008[2]	35.97	(0.05)	(11.54)	(11.59)	—	(3.12)	(3.12)	21.26
2007[2]	29.41	(0.12)	7.02	6.90	—	(0.34)	(0.34)	35.97
2006[2]	27.78	(0.09)	1.72	1.63	—	—	—	29.41
Class Y
2010[2]	$25.09	$(0.03)	$6.38	$6.35	$(0.11)	$—	$(0.11)	$31.33
2009[2]	22.31	0.11	2.77	2.88	(0.10)	—	(0.10)	25.09
2008[2]	37.42	0.10	(12.07)	(11.97)	(0.02)	(3.12)	(3.14)	22.31
2007[2]	30.48	0.03	7.30	7.33	(0.05)	(0.34)	(0.39)	37.42
2006[2]	28.64	0.05	1.79	1.84	—	—	—	30.48

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

112   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[3]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

25.03%	$66,409	1.20%	(0.35)%	1.21%	(0.36)%	106%
12.73	56,963	1.22	0.24	1.22	0.24	112
(34.81)	53,430	1.20	0.07	1.20	0.07	92
24.01	96,514	1.19	(0.15)	1.19	(0.15)	102
6.17	90,285	1.19	(0.07)	1.19	(0.07)	94

24.07%	$3,473	1.95%	(1.06)%	1.96%	(1.07)%	106%
11.94	4,749	1.97	(0.48)	1.97	(0.48)	112
(35.33)	5,907	1.95	(0.68)	1.95	(0.68)	92
23.13	11,955	1.94	(0.90)	1.94	(0.90)	102
5.38	13,990	1.94	(0.82)	1.94	(0.82)	94

24.07%	$4,220	1.95%	(1.08)%	1.96%	(1.09)%	106%
11.92	4,509	1.97	(0.51)	1.97	(0.51)	112
(35.31)	4,368	1.95	(0.68)	1.95	(0.68)	92
23.09	8,506	1.94	(0.90)	1.94	(0.90)	102
5.38	8,424	1.94	(0.82)	1.94	(0.82)	94

24.71%	$742	1.45%	(0.59)%	1.46%	(0.60)%	106%
12.51	667	1.47	(0.05)	1.47	(0.05)	112
(35.00)	454	1.45	(0.18)	1.45	(0.18)	92
23.70	566	1.44	(0.39)	1.44	(0.39)	102
5.87	558	1.44	(0.32)	1.57	(0.45)	94

25.34%	$546,605	0.95%	(0.10)%	0.96%	(0.11)%	106%
13.02	482,222	0.97	0.48	0.97	0.48	112
(34.65)	417,337	0.95	0.32	0.95	0.32	92
24.32	749,865	0.94	0.11	0.94	0.11	102
6.42	793,853	0.94	0.18	0.94	0.18	94

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   113

FINANCIAL HIGHLIGHTS  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Large Cap Select Fund[1]
Class A
2010[2]	$9.80	$(0.01)	$1.92	$1.91	$(0.06)	$—	$(0.06)	$11.65
2009[2]	8.83	0.04	0.97	1.01	(0.04)	—	(0.04)	9.80
2008[2]	17.05	0.06	(6.04)	(5.98)	(0.04)	(2.20)	(2.24)	8.83
2007[2]	15.18	0.03	2.12	2.15	(0.03)	(0.25)	(0.28)	17.05
2006[2]	14.30	0.06	1.48	1.54	(0.06)	(0.60)	(0.66)	15.18
Class C
2010[2]	$9.46	$(0.08)	$1.84	$1.76	$—	$—	$—	$11.22
2009[2]	8.56	(0.02)	0.93	0.91	(0.01)	—	(0.01)	9.46
2008[2]	16.69	(0.03)	(5.90)	(5.93)	—	(2.20)	(2.20)	8.56
2007[2]	14.95	(0.09)	2.08	1.99	—	(0.25)	(0.25)	16.69
2006[2]	14.13	(0.05)	1.48	1.43	(0.01)	(0.60)	(0.61)	14.95
Class R
2010[2]	$9.74	$(0.03)	$1.89	$1.86	$(0.06)	$—	$(0.06)	$11.54
2009[2]	8.78	0.01	0.98	0.99	(0.03)	—	(0.03)	9.74
2008[2]	16.97	0.03	(6.00)	(5.97)	(0.02)	(2.20)	(2.22)	8.78
2007[2]	15.12	—	2.11	2.11	(0.01)	(0.25)	(0.26)	16.97
2006[2]	14.26	0.01	1.49	1.50	(0.04)	(0.60)	(0.64)	15.12
Class Y
2010[2]	$9.85	$0.02	$1.92	$1.94	$(0.08)	$—	$(0.08)	$11.71
2009[2]	8.87	0.07	0.96	1.03	(0.05)	—	(0.05)	9.85
2008[2]	17.10	0.09	(6.05)	(5.96)	(0.07)	(2.20)	(2.27)	8.87
2007[2]	15.22	0.07	2.13	2.20	(0.07)	(0.25)	(0.32)	17.10
2006[2]	14.33	0.10	1.49	1.59	(0.10)	(0.60)	(0.70)	15.22

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated

[3]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

114   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[3]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

19.49%	$3,487	1.32%	(0.06)%	1.32%	(0.06)%	140%
11.54	3,292	1.29	0.52	1.29	0.52	185
(39.81)	3,608	1.21	0.49	1.21	0.49	210
14.36	7,998	1.19	0.20	1.19	0.20	138
11.07	7,152	1.20	0.41	1.20	0.41	112

18.60%	$175	2.07%	(0.79)%	2.07%	(0.79)%	140%
10.64	186	2.05	(0.23)	2.05	(0.23)	185
(40.38)	180	1.96	(0.26)	1.96	(0.26)	210
13.45	325	1.94	(0.57)	1.94	(0.57)	138
10.36	248	1.95	(0.35)	1.95	(0.35)	112

19.11%	$117	1.58%	(0.32)%	1.58%	(0.32)%	140%
11.31	66	1.56	0.12	1.56	0.12	185
(39.94)	20	1.46	0.24	1.46	0.24	210
14.09	37	1.44	0.02	1.44	0.02	138
10.79	118	1.45	0.08	1.57	(0.04)	112

19.75%	$130,803	1.07%	0.21%	1.07%	0.21%	140%
11.81	147,231	1.04	0.82	1.04	0.82	185
(39.63)	207,904	0.96	0.74	0.96	0.74	210
14.65	449,201	0.94	0.45	0.94	0.45	138
11.37	476,154	0.95	0.66	0.95	0.66	112

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   115

FINANCIAL HIGHLIGHTS  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total From	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Large Cap Value Fund[1]
Class A
2010[2]	$13.14	$0.09	$1.27	$1.36	$(0.18)	$—	$(0.18)	$14.32
2009[2]	12.88	0.18	0.22	0.40	(0.14)	—	(0.14)	13.14
2008[2]	22.61	0.25	(7.02)	(6.77)	(0.16)	(2.80)	(2.96)	12.88
2007[2]	22.12	0.23	2.19	2.42	(0.24)	(1.69)	(1.93)	22.61
2006[2]	19.56	0.21	3.19	3.40	(0.21)	(0.63)	(0.84)	22.12
Class B
2010[2]	$12.61	$(0.01)	$1.21	$1.20	$(0.06)	$—	$(0.06)	$13.75
2009[2]	12.39	0.09	0.21	0.30	(0.08)	—	(0.08)	12.61
2008[2]	21.92	0.11	(6.77)	(6.66)	(0.07)	(2.80)	(2.87)	12.39
2007[2]	21.54	0.07	2.12	2.19	(0.12)	(1.69)	(1.81)	21.92
2006[2]	19.12	0.06	3.11	3.17	(0.12)	(0.63)	(0.75)	21.54
Class C
2010[2]	$12.81	$(0.01)	$1.22	$1.21	$(0.05)	$—	$(0.05)	$13.97
2009[2]	12.59	0.09	0.21	0.30	(0.08)	—	(0.08)	12.81
2008[2]	22.21	0.11	(6.86)	(6.75)	(0.07)	(2.80)	(2.87)	12.59
2007[2]	21.81	0.07	2.14	2.21	(0.12)	(1.69)	(1.81)	22.21
2006[2]	19.35	0.06	3.15	3.21	(0.12)	(0.63)	(0.75)	21.81
Class R
2010[2]	$13.09	$0.05	$1.26	$1.31	$(0.16)	$—	$(0.16)	$14.24
2009[2]	12.85	0.13	0.23	0.36	(0.12)	—	(0.12)	13.09
2008[2]	22.57	0.20	(6.99)	(6.79)	(0.13)	(2.80)	(2.93)	12.85
2007[2]	22.10	0.17	2.17	2.34	(0.18)	(1.69)	(1.87)	22.57
2006[2]	19.55	0.12	3.23	3.35	(0.17)	(0.63)	(0.80)	22.10
Class Y
2010[2]	$13.23	$0.12	$1.27	$1.39	$(0.21)	$—	$(0.21)	$14.41
2009[2]	12.95	0.21	0.23	0.44	(0.16)	—	(0.16)	13.23
2008[2]	22.69	0.29	(7.04)	(6.75)	(0.19)	(2.80)	(2.99)	12.95
2007[2]	22.19	0.29	2.18	2.47	(0.28)	(1.69)	(1.97)	22.69
2006[2]	19.62	0.26	3.21	3.47	(0.27)	(0.63)	(0.90)	22.19

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

116   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[3]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

10.36%	$52,567	1.23%	0.63%	1.23%	0.63%	135%
3.24	55,401	1.22	1.49	1.22	1.49	68
(34.00)	60,870	1.19	1.41	1.19	1.41	90
11.60	113,223	1.17	1.05	1.17	1.05	81
17.93	115,438	1.19	1.05	1.19	1.05	55

9.54%	$1,338	1.98%	(0.10)%	1.98%	(0.10)%	135%
2.48	2,266	1.97	0.83	1.97	0.83	68
(34.51)	3,750	1.94	0.65	1.94	0.65	90
10.76	7,973	1.92	0.31	1.92	0.31	81
17.04	9,815	1.94	0.32	1.94	0.32	55

9.45%	$1,337	1.98%	(0.10)%	1.98%	(0.10)%	135%
2.47	2,016	1.97	0.76	1.97	0.76	68
(34.46)	2,643	1.94	0.66	1.94	0.66	90
10.71	4,587	1.92	0.31	1.92	0.31	81
17.05	5,174	1.94	0.30	1.94	0.30	55

10.04%	$794	1.49%	0.35%	1.49%	0.35%	135%
2.96	340	1.47	1.06	1.47	1.06	68
(34.13)	174	1.44	1.18	1.44	1.18	90
11.25	188	1.42	0.78	1.42	0.78	81
17.63	164	1.44	0.58	1.55	0.47	55

10.54%	$286,736	0.98%	0.89%	0.98%	0.89%	135%
3.54	335,589	0.97	1.76	0.97	1.76	68
(33.80)	401,006	0.94	1.66	0.94	1.66	90
11.83	726,512	0.92	1.30	0.92	1.30	81
18.23	825,633	0.94	1.29	0.94	1.29	55

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   117

FINANCIAL HIGHLIGHTS  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized			Net Asset
	Value	Net	Gains	Total from	Distributions	Value
	Beginning	Investment	(Losses) on	Investment	from Net	End of
	of Period	Loss	Investments	Operations	Realized Gains	Period

Mid Cap Growth Opportunities Fund[1]
Class A
2010[2]	$28.83	$(0.18)	$8.61	$8.43	$—	$37.26
2009[2]	23.88	(0.08)	5.03	4.95	—	28.83
2008[2]	46.57	(0.16)	(17.86)	(18.02)	(4.67)	23.88
2007[2]	41.43	(0.24)	9.19	8.95	(3.81)	46.57
2006[2]	40.77	(0.11)	5.04	4.93	(4.27)	41.43
Class B
2010[2]	$25.43	$(0.37)	$7.56	$7.19	$—	$32.62
2009[2]	21.22	(0.23)	4.44	4.21	—	25.43
2008[2]	42.21	(0.38)	(15.94)	(16.32)	(4.67)	21.22
2007[2]	38.15	(0.51)	8.38	7.87	(3.81)	42.21
2006[2]	38.12	(0.38)	4.68	4.30	(4.27)	38.15
Class C
2010[2]	$26.67	$(0.39)	$7.93	$7.54	$—	$34.21
2009[2]	22.26	(0.24)	4.65	4.41	—	26.67
2008[2]	44.03	(0.40)	(16.70)	(17.10)	(4.67)	22.26
2007[2]	39.65	(0.53)	8.72	8.19	(3.81)	44.03
2006[2]	39.46	(0.40)	4.86	4.46	(4.27)	39.65
Class R
2010[2]	$28.37	$(0.26)	$8.47	$8.21	$—	$36.58
2009[2]	23.56	(0.14)	4.95	4.81	—	28.37
2008[2]	46.11	(0.24)	(17.64)	(17.88)	(4.67)	23.56
2007[2]	41.15	(0.34)	9.11	8.77	(3.81)	46.11
2006[2]	40.61	(0.23)	5.04	4.81	(4.27)	41.15
Class Y
2010[2]	$30.94	$(0.11)	$9.26	$9.15	$—	$40.09
2009[2]	25.57	(0.02)	5.39	5.37	—	30.94
2008[2]	49.40	(0.07)	(19.09)	(19.16)	(4.67)	25.57
2007[2]	43.62	(0.14)	9.73	9.59	(3.81)	49.40
2006[2]	42.61	(0.01)	5.29	5.28	(4.27)	43.62

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

118   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Loss
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Loss	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[3]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

29.24%	$275,040	1.23%	(0.57)%	1.23%	(0.57)%	114%
20.73	231,743	1.23	(0.33)	1.23	(0.33)	123
(42.75)	209,052	1.22	(0.43)	1.22	(0.43)	113
23.36	425,995	1.21	(0.56)	1.21	(0.56)	96
12.69	322,385	1.23	(0.26)	1.23	(0.26)	75

28.27%	$5,490	1.98%	(1.31)%	1.98%	(1.31)%	114%
19.84	6,762	1.98	(1.06)	1.98	(1.06)	123
(43.18)	7,241	1.97	(1.18)	1.97	(1.18)	113
22.47	15,820	1.96	(1.31)	1.96	(1.31)	96
11.83	15,605	1.98	(1.02)	1.98	(1.02)	75

28.27%	$13,564	1.98%	(1.32)%	1.98%	(1.32)%	114%
19.81	12,894	1.98	(1.07)	1.98	(1.07)	123
(43.16)	13,011	1.97	(1.18)	1.97	(1.18)	113
22.42	28,891	1.96	(1.31)	1.96	(1.31)	96
11.84	19,540	1.98	(1.02)	1.98	(1.02)	75

28.94%	$33,772	1.48%	(0.82)%	1.48%	(0.82)%	114%
20.42	26,822	1.48	(0.59)	1.48	(0.59)	123
(42.88)	21,246	1.47	(0.69)	1.47	(0.69)	113
23.06	29,490	1.46	(0.81)	1.46	(0.81)	96
12.41	17,853	1.48	(0.57)	1.61	(0.70)	75

29.57%	$993,053	0.98%	(0.31)%	0.98%	(0.31)%	114%
21.00	907,825	0.98	(0.09)	0.98	(0.09)	123
(42.59)	732,559	0.97	(0.18)	0.97	(0.18)	113
23.68	1,478,374	0.96	(0.31)	0.96	(0.31)	96
12.98	1,243,776	0.98	(0.02)	0.98	(0.02)	75

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   119

FINANCIAL HIGHLIGHTS  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions	Net Asset
	Value	Net	Gains	Total from	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Investment	End of
	of Period	Income (Loss)	Investments	Operations	Income	Period

Mid Cap Select Fund[1,2]
Class A
2010[3]	$7.65	$(0.02)	$1.70	$1.68	$(0.02)	$9.31
2009[3]	7.00	0.03	0.62	0.65	—	7.65
2008[3]	10.64	(0.01)	(3.63)	(3.64)	—	7.00
2007[3]	9.57	(0.02)	1.09	1.07	—	10.64
2006[3]	8.03	0.01	1.53	1.54	—	9.57
Class B
2010[3]	$6.52	$(0.07)	$1.45	$1.38	$—	$7.90
2009[3]	6.01	(0.01)	0.52	0.51	—	6.52
2008[3]	9.21	(0.07)	(3.13)	(3.20)	—	6.01
2007[3]	8.34	(0.08)	0.95	0.87	—	9.21
2006[3]	7.06	(0.04)	1.32	1.28	—	8.34
Class C
2010[3]	$7.12	$(0.08)	$1.57	$1.49	$—	$8.61
2009[3]	6.56	(0.01)	0.57	0.56	—	7.12
2008[3]	10.04	(0.08)	(3.40)	(3.48)	—	6.56
2007[3]	9.09	(0.09)	1.04	0.95	—	10.04
2006[3]	7.69	(0.05)	1.45	1.40	—	9.09
Class Y
2010[3]	$7.98	$—	$1.77	$1.77	$(0.04)	$9.71
2009[3]	7.31	0.06	0.64	0.70	(0.03)	7.98
2008[3]	11.09	0.01	(3.79)	(3.78)	—	7.31
2007[3]	9.95	—	1.15	1.15	(0.01)	11.09
2006[3]	8.34	0.04	1.57	1.61	—	9.95

[1]	Per share data calculated using average shares outstanding method.

[2]	The financial highlights for Mid Cap Select Fund as set forth herein include the historical financial highlights of the First American Technology Fund. Effective October 3, 2005, the fund’s name and strategy changed.

[3]	For the period November 1 to October 31 in the year indicated.

[4]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

120   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[4]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

22.03%	$12,402	1.41%	(0.27)%	1.98%	(0.84)%	154%
9.32	12,487	1.41	0.49	1.92	(0.02)	186
(34.21)	12,848	1.41	(0.13)	1.60	(0.32)	170
11.18	21,817	1.41	(0.20)	1.49	(0.28)	151
19.18	26,190	1.39	0.12	1.46	0.05	110

21.17%	$1,295	2.16%	(1.02)%	2.73%	(1.59)%	154%
8.49	1,691	2.16	(0.20)	2.67	(0.71)	186
(34.74)	2,512	2.16	(0.88)	2.35	(1.07)	170
10.43	6,883	2.16	(0.94)	2.24	(1.02)	151
18.13	8,689	2.14	(0.58)	2.21	(0.65)	110

20.93%	$2,332	2.16%	(1.03)%	2.73%	(1.60)%	154%
8.54	2,526	2.16	(0.24)	2.67	(0.75)	186
(34.66)	3,068	2.16	(0.88)	2.35	(1.07)	170
10.45	5,190	2.16	(0.96)	2.24	(1.04)	151
18.21	4,986	2.14	(0.64)	2.21	(0.71)	110

22.26%	$23,076	1.16%	(0.03)%	1.73%	(0.60)%	154%
9.62	27,030	1.16	0.81	1.67	0.30	186
(34.08)	40,409	1.16	0.12	1.35	(0.07)	170
11.62	79,574	1.16	0.02	1.24	(0.06)	151
19.30	67,437	1.14	0.35	1.21	0.28	110

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   121

FINANCIAL HIGHLIGHTS  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions	Distributions		Net Asset
	Value	Net	Gains	Total from	from Net	from Net		Value
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Gains	Distributions	Period

Mid Cap Value Fund[1]
Class A
2010[2]	$18.28	$0.12	$4.00	$4.12	$(0.20)	$—	$(0.20)	$22.20
2009[2]	16.13	0.24	1.99	2.23	(0.08)	—	(0.08)	18.28
2008[2]	27.83	0.21	(9.92)	(9.71)	(0.16)	(1.83)	(1.99)	16.13
2007[2]	26.65	0.14	2.78	2.92	(0.16)	(1.58)	(1.74)	27.83
2006[2]	24.04	0.14	3.89	4.03	(0.16)	(1.26)	(1.42)	26.65
Class B
2010[2]	$17.21	$(0.04)	$3.78	$3.74	$(0.08)	$—	$(0.08)	$20.87
2009[2]	15.22	0.13	1.87	2.00	(0.01)	—	(0.01)	17.21
2008[2]	26.48	0.03	(9.39)	(9.36)	(0.07)	(1.83)	(1.90)	15.22
2007[2]	25.50	(0.05)	2.65	2.60	(0.04)	(1.58)	(1.62)	26.48
2006[2]	23.12	(0.03)	3.71	3.68	(0.04)	(1.26)	(1.30)	25.50
Class C
2010[2]	$17.61	$(0.04)	$3.86	$3.82	$(0.07)	$—	$(0.07)	$21.36
2009[2]	15.58	0.12	1.92	2.04	(0.01)	—	(0.01)	17.61
2008[2]	27.05	0.03	(9.60)	(9.57)	(0.07)	(1.83)	(1.90)	15.58
2007[2]	26.02	(0.06)	2.72	2.66	(0.05)	(1.58)	(1.63)	27.05
2006[2]	23.57	(0.04)	3.80	3.76	(0.05)	(1.26)	(1.31)	26.02
Class R
2010[2]	$18.15	$0.06	$3.99	$4.05	$(0.15)	$—	$(0.15)	$22.05
2009[2]	16.04	0.19	1.98	2.17	(0.06)	—	(0.06)	18.15
2008[2]	27.72	0.15	(9.87)	(9.72)	(0.13)	(1.83)	(1.96)	16.04
2007[2]	26.56	0.06	2.78	2.84	(0.10)	(1.58)	(1.68)	27.72
2006[2]	24.00	0.05	3.91	3.96	(0.14)	(1.26)	(1.40)	26.56
Class Y
2010[2]	$18.42	$0.16	$4.05	$4.21	$(0.26)	$—	$(0.26)	$22.37
2009[2]	16.24	0.28	2.01	2.29	(0.11)	—	(0.11)	18.42
2008[2]	27.98	0.27	(9.99)	(9.72)	(0.19)	(1.83)	(2.02)	16.24
2007[2]	26.77	0.22	2.80	3.02	(0.23)	(1.58)	(1.81)	27.98
2006[2]	24.14	0.22	3.89	4.11	(0.22)	(1.26)	(1.48)	26.77

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

122   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[3]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

22.65%	$76,667	1.25%	0.58%	1.25%	0.58%	123%
13.95	130,222	1.25	1.52	1.25	1.52	106
(37.32)	124,275	1.23	0.90	1.23	0.90	93
11.47	254,342	1.22	0.58	1.22	0.58	95
17.36	156,576	1.24	0.50	1.24	0.50	70

21.77%	$2,815	2.00%	(0.20)%	2.00%	(0.20)%	123%
13.13	3,481	1.98	0.85	1.98	0.85	106
(37.82)	4,133	1.98	0.14	1.98	0.14	93
10.67	8,360	1.97	(0.13)	1.97	(0.13)	95
16.45	8,590	1.99	(0.17)	1.99	(0.17)	70

21.74%	$11,564	2.00%	(0.21)%	2.00%	(0.21)%	123%
13.10	12,040	2.00	0.80	2.00	0.80	106
(37.80)	13,154	1.98	0.14	1.98	0.14	93
10.66	26,141	1.97	(0.18)	1.97	(0.18)	95
16.47	18,162	1.99	(0.24)	1.99	(0.24)	70

22.40%	$20,195	1.50%	0.30%	1.50%	0.30%	123%
13.63	25,664	1.50	1.21	1.50	1.21	106
(37.47)	23,423	1.49	0.64	1.49	0.64	93
11.18	29,752	1.47	0.29	1.47	0.29	95
17.06	17,724	1.49	0.15	1.61	0.03	70

22.98%	$470,266	1.00%	0.78%	1.00%	0.78%	123%
14.24	440,968	1.00	1.76	1.00	1.76	106
(37.17)	415,486	0.99	1.14	0.99	1.14	93
11.79	772,178	0.97	0.86	0.97	0.86	95
17.63	728,014	0.99	0.81	0.99	0.81	70

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   123

FINANCIAL HIGHLIGHTS  For a share outstanding throughout the indicated periods.

	Net Asset				Distributions			Net Asset
	Value	Net	Realized and	Total from	from Net	Distributions		Value
	Beginning	Investment	Unrealized	Investment	Investment	from Net Realized	Total	End of
	of Period	Income	Gains (Losses) on Investments	Operations	Income	Gains	Distributions	Period

Quantitative Large Cap Core Fund[1]
Class A
2010[2]	$18.01	$0.25	$2.48	$2.73	$(0.24)	$—	$(0.24)	$20.50
2009[2]	16.56	0.31	1.29	1.60	(0.15)	—	(0.15)	18.01
2008[2]	26.90	0.40	(10.21)	$(9.81)	(0.29)	(0.24)	(0.53)	16.56
2007[3]	25.00	0.06	1.91	1.97	(0.07)	—	(0.07)	26.90
Class C
2010[2]	$17.91	$0.08	$2.51	$2.59	$—	$—	$—	$20.50
2009[2]	16.51	0.24	1.24	1.48	(0.08)	—	(0.08)	17.91
2008[2]	26.88	0.23	(10.20)	$(9.97)	(0.16)	(0.24)	(0.40)	16.51
2007[3]	25.00	0.02	1.90	1.92	(0.04)	—	(0.04)	26.88
Class Y
2010[2]	$18.04	$0.29	$2.51	$2.80	$(0.27)	$—	$(0.27)	$20.57
2009[2]	16.57	0.35	1.29	1.64	(0.17)	—	(0.17)	18.04
2008[2]	26.90	0.44	(10.20)	$(9.76)	(0.33)	(0.24)	(0.57)	16.57
2007[3]	25.00	0.11	1.87	1.98	(0.08)	—	(0.08)	26.90

[1]	Per share data calculated using average share method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Commenced operations on July 31, 2007. All ratios for the period July 31, 2007 to October 31, 2007 have been annualized, except total return and portfolio turnover.

[4]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

124   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

				Ratio of	Ratio of Net
			Ratio of Net	Expenses	Investment
		Ratio of	Investment	to Average	Income (Loss)
	Net Assets	Expenses to	Income	Net Assets	to Average	Portfolio
Total	End of	Average	to Average	(Excluding	Net Assets	Turnover
Return[4]	Period (000)	Net Assets	Net Assets	Waivers)	(Excluding Waivers)	Rate

15.24%	$253	0.70%	1.28%	0.93%	1.05%	142%
9.87	243	0.69	1.94	1.01	1.62	75
(37.08)	118	0.70	1.77	1.18	1.29	153
7.89	131	0.70	0.91	1.40	0.21	55

14.46%	$14	1.45%	0.43%	1.68%	0.20%	142%
9.05	4	1.44	1.57	1.76	1.25	75
(37.58)	10	1.45	0.99	1.93	0.51	153
7.69	15	1.45	0.23	2.15	(0.47)	55

15.61%	$203,316	0.45%	1.50%	0.68%	1.27%	142%
10.13	146,180	0.44	2.19	0.76	1.87	75
(36.93)	89,270	0.45	1.99	0.93	1.51	153
7.93	48,745	0.45	1.73	1.15	1.03	55

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   125

FINANCIAL HIGHLIGHTS  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions				Net Asset
	Value	Net	Gains	Total from	from Net	Distributions	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	from	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Return of Capital	Distributions	Period

Real Estate Securities Fund[1]
Class A
2010[2]	$12.44	$0.32	$5.20	$5.52	$(0.38)	$—	$—	$(0.38)	$17.58
2009[2]	12.67	0.41	(0.16)	0.25	(0.34)	—	(0.14)	(0.48)	12.44
2008[2]	23.99	0.60	(8.78)	(8.18)	(0.40)	(2.74)	—	(3.14)	12.67
2007[2]	26.49	0.47	(0.24)	0.23	(0.36)	(2.37)	—	(2.73)	23.99
2006[2]	21.42	0.47	7.77	8.24	(0.58)	(2.59)	—	(3.17)	26.49
Class B
2010[2]	$12.17	$0.21	$5.07	$5.28	$(0.27)	$—	$—	$(0.27)	$17.18
2009[2]	12.39	0.36	(0.19)	0.17	(0.25)	—	(0.14)	(0.39)	12.17
2008[2]	23.53	0.46	(8.60)	(8.14)	(0.26)	(2.74)	—	(3.00)	12.39
2007[2]	26.08	0.27	(0.22)	0.05	(0.23)	(2.37)	—	(2.60)	23.53
2006[2]	21.14	0.29	7.66	7.95	(0.42)	(2.59)	—	(3.01)	26.08
Class C
2010[2]	$12.21	$0.19	$5.12	$5.31	$(0.29)	$—	$—	$(0.29)	$17.23
2009[2]	12.44	0.34	(0.17)	0.17	(0.26)	—	(0.14)	(0.40)	12.21
2008[2]	23.62	0.45	(8.63)	(8.18)	(0.26)	(2.74)	—	(3.00)	12.44
2007[2]	26.17	0.26	(0.21)	0.05	(0.23)	(2.37)	—	(2.60)	23.62
2006[2]	21.21	0.28	7.70	7.98	(0.43)	(2.59)	—	(3.02)	26.17
Class R
2010[2]	$12.57	$0.31	$5.24	$5.55	$(0.33)	$—	$—	$(0.33)	$17.79
2009[2]	12.79	0.39	(0.16)	0.23	(0.31)	—	(0.14)	(0.45)	12.57
2008[2]	24.20	0.54	(8.85)	(8.31)	(0.36)	(2.74)	—	(3.10)	12.79
2007[2]	26.72	0.38	(0.21)	0.17	(0.32)	(2.37)	—	(2.69)	24.20
2006[2]	21.61	0.35	7.90	8.25	(0.55)	(2.59)	—	(3.14)	26.72
Class Y
2010[2]	$12.57	$0.36	$5.26	$5.62	$(0.42)	$—	$—	$(0.42)	$17.77
2009[2]	12.79	0.47	(0.19)	0.28	(0.36)	—	(0.14)	(0.50)	12.57
2008[2]	24.18	0.64	(8.84)	(8.20)	(0.45)	(2.74)	—	(3.19)	12.79
2007[2]	26.67	0.53	(0.24)	0.29	(0.41)	(2.37)	—	(2.78)	24.18
2006[2]	21.54	0.53	7.82	8.35	(0.63)	(2.59)	—	(3.22)	26.67

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

126   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[3]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

44.82%	$686,148	1.24%	2.04%	1.24%	2.04%	133%
2.82	287,493	1.27	3.81	1.27	3.81	117
(37.71)	133,162	1.23	3.31	1.23	3.31	150
0.78	203,101	1.22	1.87	1.22	1.87	210
43.25	228,186	1.23	2.06	1.23	2.06	161

43.66%	$3,005	1.99%	1.42%	1.99%	1.42%	133%
2.13	2,693	2.02	3.57	2.02	3.57	117
(38.18)	3,276	1.98	2.57	1.98	2.57	150
—	7,391	1.97	1.12	1.97	1.12	210
42.17	7,288	1.98	1.30	1.98	1.30	161

43.76%	$52,732	1.99%	1.26%	1.99%	1.26%	133%
2.09	17,632	2.02	3.26	2.02	3.26	117
(38.19)	11,458	1.98	2.56	1.98	2.56	150
0.03	18,403	1.97	1.06	1.97	1.06	210
42.16	12,281	1.98	1.25	1.98	1.25	161

44.54%	$47,970	1.48%	1.99%	1.48%	1.99%	133%
2.62	46,382	1.52	3.61	1.52	3.61	117
(37.90)	22,813	1.48	3.01	1.48	3.01	150
0.52	18,493	1.47	1.52	1.47	1.52	210
42.87	9,423	1.48	1.50	1.60	1.38	161

45.16%	$1,630,989	0.99%	2.29%	0.99%	2.29%	133%
3.11	660,342	1.02	4.39	1.02	4.39	117
(37.56)	526,386	0.98	3.51	0.98	3.51	150
1.01	652,579	0.97	2.12	0.97	2.12	210
43.58	756,868	0.98	2.31	0.98	2.31	161

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   127

FINANCIAL HIGHLIGHTS  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized			Net Asset
	Value	Net	Gains	Total from	Distributions	Value
	Beginning	Investment	(Losses) on	Investment	from Net	End of
	of Period	Loss	Investments	Operations	Realized Gains	Period

Small Cap Growth Opportunities Fund[1]
Class A
2010[2]	$14.55	$(0.18)	$4.67	$4.49	$—	$19.04
2009[2]	11.96	(0.11)	2.70	2.59	—	14.55
2008[2]	21.65	(0.14)	(7.97)	(8.11)	(1.58)	11.96
2007[2]	20.49	(0.19)	2.67	2.48	(1.32)	21.65
2006[2]	22.79	(0.18)	2.37	2.19	(4.49)	20.49
Class B
2010[2]	$12.82	$(0.27)	$4.11	$3.84	$—	$16.66
2009[2]	10.62	(0.18)	2.38	2.20	—	12.82
2008[2]	19.56	(0.23)	(7.13)	(7.36)	(1.58)	10.62
2007[2]	18.76	(0.31)	2.43	2.12	(1.32)	19.56
2006[2]	21.36	(0.31)	2.20	1.89	(4.49)	18.76
Class C
2010[2]	$13.44	$(0.28)	$4.30	$4.02	$—	$17.46
2009[2]	11.13	(0.19)	2.50	2.31	—	13.44
2008[2]	20.41	(0.24)	(7.46)	(7.70)	(1.58)	11.13
2007[2]	19.53	(0.33)	2.53	2.20	(1.32)	20.41
2006[2]	22.05	(0.32)	2.29	1.97	(4.49)	19.53
Class R
2010[2]	$14.36	$(0.22)	$4.60	$4.38	$—	$18.74
2009[2]	11.83	(0.16)	2.69	2.53	—	14.36
2008[2]	21.49	(0.17)	(7.91)	(8.08)	(1.58)	11.83
2007[2]	20.39	(0.24)	2.66	2.42	(1.32)	21.49
2006[2]	22.75	(0.23)	2.36	2.13	(4.49)	20.39
Class Y
2010[2]	$15.63	$(0.15)	$5.03	$4.88	$—	$20.51
2009[2]	12.81	(0.09)	2.91	2.82	—	15.63
2008[2]	23.03	(0.10)	(8.54)	(8.64)	(1.58)	12.81
2007[2]	21.66	(0.15)	2.84	2.69	(1.32)	23.03
2006[2]	23.81	(0.13)	2.47	2.34	(4.49)	21.66

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

[4]	During the period indicated, the fund received a regulatory settlement, which had a positive impact on total return of 0.75% for Class A, Class C, and Class Y, 0.79% for Class B, and 0.76% for Class R.

[5]	During the period indicated, the fund received a regulatory settlement, which had a positive impact on total return of 0.05% for Class A, Class R, and Class Y and 0.06% for Class B and Class C.

The accompanying notes are an integral part of the financial statements.

128   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Loss
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Loss	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[3]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

30.86%	$39,501	1.47%	(1.05)%	1.68%	(1.26)%	142%
21.66	30,202	1.47	(0.89)	1.79	(1.21)	169
(40.07)[4]	29,022	1.46	(0.82)	1.63	(0.99)	138
12.81[5]	149,231	1.47	(0.89)	1.59	(1.01)	118
9.91	138,786	1.47	(0.88)	1.58	(0.99)	209

29.95%	$2,088	2.22%	(1.79)%	2.43%	(2.00)%	142%
20.72	2,025	2.22	(1.64)	2.54	(1.96)	169
(40.55)[4]	1,978	2.21	(1.57)	2.38	(1.74)	138
12.03[5]	4,467	2.22	(1.65)	2.34	(1.77)	118
9.03	6,540	2.22	(1.62)	2.33	(1.73)	209

29.91%	$1,596	2.22%	(1.80)%	2.43%	(2.01)%	142%
20.75	1,341	2.22	(1.66)	2.54	(1.98)	169
(40.53)[4]	1,104	2.21	(1.56)	2.38	(1.73)	138
11.96[5]	2,295	2.22	(1.64)	2.34	(1.76)	118
9.11	2,664	2.22	(1.63)	2.33	(1.74)	209

30.50%	$2,185	1.72%	(1.31)%	1.93%	(1.52)%	142%
21.39	1,469	1.72	(1.24)	2.04	(1.56)	169
(40.24)[4]	433	1.72	(1.04)	1.89	(1.21)	138
12.56[5]	522	1.72	(1.17)	1.84	(1.29)	118
9.62	1,323	1.72	(1.16)	1.95	(1.39)	209

31.22%	$141,215	1.22%	(0.80)%	1.43%	(1.01)%	142%
22.01	103,423	1.22	(0.67)	1.54	(0.99)	169
(39.97)[4]	75,355	1.22	(0.56)	1.39	(0.73)	138
13.10[5]	154,456	1.22	(0.64)	1.34	(0.76)	118
10.16	182,429	1.22	(0.63)	1.33	(0.74)	209

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   129

FINANCIAL HIGHLIGHTS  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Small Cap Select Fund[1]
Class A
2010[2]	$9.53	$(0.05)	$2.24	$2.19	$—	$—	$—	$11.72
2009[2]	8.27	(0.01)	1.27	1.26	—	—	—	9.53
2008[2]	14.06	(0.02)	(4.92)	(4.94)	—	(0.85)	(0.85)	8.27
2007[2]	15.12	(0.02)	1.04	1.02	—	(2.08)	(2.08)	14.06
2006[2]	15.33	(0.05)	3.05	3.00	—	(3.21)	(3.21)	15.12
Class B
2010[2]	$7.60	$(0.10)	$1.77	$1.67	$—	$—	$—	$9.27
2009[2]	6.64	(0.05)	1.01	0.96	—	—	—	7.60
2008[2]	11.56	(0.08)	(3.99)	(4.07)	—	(0.85)	(0.85)	6.64
2007[2]	12.88	(0.11)	0.87	0.76	—	(2.08)	(2.08)	11.56
2006[2]	13.58	(0.13)	2.64	2.51	—	(3.21)	(3.21)	12.88
Class C
2010[2]	$8.73	$(0.12)	$2.04	$1.92	$—	$—	$—	$10.65
2009[2]	7.63	(0.06)	1.16	1.10	—	—	—	8.73
2008[2]	13.13	(0.09)	(4.56)	(4.65)	—	(0.85)	(0.85)	7.63
2007[2]	14.36	(0.12)	0.97	0.85	—	(2.08)	(2.08)	13.13
2006[2]	14.79	(0.16)	2.94	2.78	—	(3.21)	(3.21)	14.36
Class R
2010[2]	$9.34	$(0.08)	$2.20	$2.12	$—	$—	$—	$11.46
2009[2]	8.12	(0.03)	1.25	1.22	—	—	—	9.34
2008[2]	13.86	(0.04)	(4.85)	(4.89)	—	(0.85)	(0.85)	8.12
2007[2]	14.98	(0.05)	1.01	0.96	—	(2.08)	(2.08)	13.86
2006[2]	15.24	(0.09)	3.04	2.95	—	(3.21)	(3.21)	14.98
Class Y
2010[2]	$10.33	$(0.03)	$2.44	$2.41	$(0.01)	$—	$(0.01)	$12.73
2009[2]	8.94	0.02	1.37	1.39	—	—	—	10.33
2008[2]	15.10	0.01	(5.31)	(5.30)	(0.01)	(0.85)	(0.86)	8.94
2007[2]	16.06	0.01	1.11	1.12	—	(2.08)	(2.08)	15.10
2006[2]	16.06	(0.01)	3.22	3.21	—	(3.21)	(3.21)	16.06

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the year indicated.

[3]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

130   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[3]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

22.98%	$339,826	1.24%	(0.48)%	1.25%	(0.49)%	88%
15.24	295,348	1.26	(0.09)	1.26	(0.09)	99
(37.00)	166,698	1.26	(0.15)	1.26	(0.15)	92
7.35	238,129	1.23	(0.22)	1.23	(0.22)	97
22.46	222,293	1.24	(0.38)	1.24	(0.38)	111

21.97%	$3,925	1.99%	(1.22)%	2.00%	(1.23)%	88%
14.46	5,511	2.01	(0.80)	2.01	(0.80)	99
(37.52)	6,249	2.01	(0.90)	2.01	(0.90)	92
6.51	13,720	1.98	(0.97)	1.98	(0.97)	97
21.59	15,077	1.99	(1.14)	1.99	(1.14)	111

21.99%	$17,393	1.99%	(1.23)%	2.00%	(1.24)%	88%
14.42	16,938	2.01	(0.80)	2.01	(0.80)	99
(37.44)	17,062	2.01	(0.90)	2.01	(0.90)	92
6.46	34,505	1.98	(0.95)	1.98	(0.95)	97
21.64	18,794	1.99	(1.14)	1.99	(1.14)	111

22.70%	$18,047	1.49%	(0.71)%	1.50%	(0.72)%	88%
15.02	24,701	1.51	(0.31)	1.51	(0.31)	99
(37.19)	23,069	1.51	(0.40)	1.51	(0.40)	92
6.99	38,181	1.48	(0.43)	1.48	(0.43)	97
22.23	2,697	1.49	(0.59)	1.62	(0.72)	111

23.30%	$400,042	0.99%	(0.23)%	1.00%	(0.24)%	88%
15.55	322,658	1.01	0.19	1.01	0.19	99
(36.86)	289,685	1.01	0.10	1.01	0.10	92
7.58	691,488	0.98	0.03	0.98	0.03	97
22.81	732,252	0.99	(0.15)	0.99	(0.15)	111

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   131

FINANCIAL HIGHLIGHTS  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Small Cap Value Fund[1]
Class A
2010[2]	$8.22	$(0.01)	$2.07	$2.06	$(0.02)	$—	$(0.02)	$10.26
2009[2]	8.12	0.03	0.15	0.18	(0.08)	—	(0.08)	8.22
2008[2]	13.52	0.08	(3.97)	(3.89)	(0.14)	(1.37)	(1.51)	8.12
2007[2]	15.38	0.12	0.48	0.60	(0.02)	(2.44)	(2.46)	13.52
2006[2]	16.34	0.03	2.86	2.89	(0.04)	(3.81)	(3.85)	15.38
Class C
2010[2]	$7.31	$(0.07)	$1.84	$1.77	$—	$—	$—	$9.08
2009[2]	7.22	(0.02)	0.13	0.11	(0.02)	—	(0.02)	7.31
2008[2]	12.19	—	(3.54)	(3.54)	(0.06)	(1.37)	(1.43)	7.22
2007[2]	14.17	0.02	0.44	0.46	—	(2.44)	(2.44)	12.19
2006[2]	15.39	(0.07)	2.66	2.59	—	(3.81)	(3.81)	14.17
Class R
2010[2]	$8.10	$(0.03)	$2.04	$2.01	$—	$—	$—	$10.11
2009[2]	8.00	0.01	0.15	0.16	(0.06)	—	(0.06)	8.10
2008[2]	13.35	0.05	(3.91)	(3.86)	(0.12)	(1.37)	(1.49)	8.00
2007[2]	15.24	0.10	0.47	0.57	(0.02)	(2.44)	(2.46)	13.35
2006[2]	16.29	(0.01)	2.84	2.83	(0.07)	(3.81)	(3.88)	15.24
Class Y
2010[2]	$8.45	$0.01	$2.13	$2.14	$(0.04)	$—	$(0.04)	$10.55
2009[2]	8.36	0.05	0.15	0.20	(0.11)	—	(0.11)	8.45
2008[2]	13.87	0.11	(4.08)	(3.97)	(0.17)	(1.37)	(1.54)	8.36
2007[2]	15.71	0.16	0.49	0.65	(0.05)	(2.44)	(2.49)	13.87
2006[2]	16.62	0.07	2.90	2.97	(0.07)	(3.81)	(3.88)	15.71

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

132   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[3]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

25.15%	$32,332	1.34%	(0.11)%	1.34%	(0.11)%	58%
2.40	29,026	1.37	0.46	1.37	0.46	73
(31.75)	28,344	1.31	0.75	1.31	0.75	49
4.18	53,498	1.26	0.90	1.26	0.90	63
20.78	57,922	1.26	0.21	1.26	0.21	96

24.21%	$1,843	2.09%	(0.86)%	2.09%	(0.86)%	58%
1.56	2,080	2.12	(0.27)	2.12	(0.27)	73
(32.23)	2,373	2.06	—	2.06	—	49
3.42	4,006	2.01	0.14	2.01	0.14	63
19.89	4,405	2.01	(0.53)	2.01	(0.53)	96

24.85%	$2,111	1.59%	(0.35)%	1.59%	(0.35)%	58%
2.14	2,327	1.62	0.19	1.62	0.19	73
(31.90)	2,159	1.56	0.50	1.56	0.50	49
3.96	3,263	1.51	0.72	1.51	0.72	63
20.44	1,849	1.51	(0.09)	1.63	(0.21)	96

25.43%	$180,875	1.09%	0.14%	1.09%	0.14%	58%
2.59	149,515	1.12	0.72	1.12	0.72	73
(31.56)	158,112	1.06	1.00	1.06	1.00	49
4.45	302,683	1.01	1.15	1.01	1.15	63
21.01	355,148	1.01	0.47	1.01	0.47	96

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   133

FINANCIAL HIGHLIGHTS  For a share outstanding throughout the indicated periods.

	Net Asset		Realized and		Net Asset
	Value	Net	Unrealized	Total from	Value
	Beginning	Investment	Gains on	Investment	End of
	of Period	Income	Investments	Operations	Period

Tactical Market Opportunities Fund
Class Y
2010[1]	$10.00	$0.02	$0.60	$0.62	$10.62

[1]	Commenced operations on December 30, 2009. All ratios for the period ended October 31, 2010 have been annualized, except total return and portfolio turnover.

[2]	Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

134   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Loss
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[2]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

6.20%	$27,300	0.92%	1.39%	4.14%	(1.83)%	156%

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   135

Notes to Financial Statements	October 31, 2010, all dollars and shares are rounded to thousands (000)

1 >	Organization

Equity Income Fund, Global Infrastructure Fund, International Fund, International Select Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Select Fund (formerly Small-Mid Cap Core Fund), Mid Cap Value Fund, Quantitative Large Cap Core Fund, Real Estate Securities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, and Tactical Market Opportunities Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. As of October 31, 2010, FAIF offered 37 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. Each fund other than Real Estate Securities Fund is a diversified open-end management investment company. Real Estate Securities Fund is a non-diversified, open-end management investment company. From October 3, 2005 to May 4, 2009, Mid Cap Select Fund had different investment strategies and was named Small-Mid Cap Core Fund. Prior thereto, the fund was named Technology Fund, had different investment strategies and also was non-diversified. Non-diversified funds may invest a large component of their net assets in securities of relatively few issuers.

FAIF offers Class A, Class C, Class R, and Class Y shares. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge for 12 months. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Class A and Class C shares are not offered by Tactical Market Opportunities Fund. Class R shares are not offered by Mid Cap Select Fund, Quantitative Large Cap Core Fund, and Tactical Market Opportunities Fund. Prior to November 3, 2008, Class C and Class R were not offered by Global Infrastructure Fund. Prior to the close of business on June 30, 2008, each fund except Global Infrastructure Fund, Quantitative Large Cap Core Fund, and Tactical Market Opportunities Fund offered Class B shares. Subsequent to that date, no new or additional investments are allowed in Class B shares, except through permitted exchanges and any reinvested dividends. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years.

The funds’ prospectuses provide descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price, which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, then the ask will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates fair value.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on

136   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than foreign currency forward contracts), and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the 30-, 60-, 90-, 180-, and 360-day forward rates provided by an independent pricing service.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. As of October 31, 2010, International Select Fund, Mid Cap Select Fund, Real Estate Securities Fund, Small Cap Growth Opportunities Fund, and Small Cap Select Fund held internally fair valued securities with a total fair value of $1,507, $0, $33, $0, and $0, respectively, or 0.2%, 0.0%, 0.0%, 0.0%, and 0.0% of total net assets, respectively. The fair values of foreign securities held by Global Infrastructure Fund, International Fund, and International Select Fund are determined on each business day by an independent third party based on factors such as price changes for futures contracts, sector indices, American Depositary Receipts, and currency exchange rates that occur between the close of the local market and the close of the New York Stock Exchange. The use of daily fair value pricing by the Global Infrastructure Fund, International Fund, and International Select Fund may cause the net asset value of their shares to differ significantly from the net asset value that would be determined without fair value pricing. Foreign securities are valued at the closing prices on the principal exchange on which they trade unless they are fair valued as described above. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Generally accepted accounting principles (“GAAP”) require disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or technique. These principles establish a three-tier fair value hierarchy for inputs used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc. and foreign securities for which an independent pricing service may be employed for purposes of fair market valuation).

Level 3 – Significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of a fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the funds’ board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.

As of October 31, 2010, each fund’s investments were classified as follows:

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

Equity Income Fund
Common Stocks	$811,088	$—	$—	$811,088
Short-Term Investment	16,709	—	—	16,709
Investment Purchased with Proceeds from Securities Lending	224,304	—	—	224,304

Total Investments	$1,052,101	$—	$—	$1,052,101

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   137

Notes to Financial Statements	October 31, 2010, all dollars and shares are rounded to thousands (000)

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

Global Infrastructure Fund[1]
Common Stocks	$51,159	$100,748	$—	$151,907
Short-Term Investments	901	—	—	901

Total Investments	$52,060	$100,748	$—	$152,808

[1] Investments classified by industry sector are as follows:
Consumer Discretionary	$—	$4,496	$—
Energy	13,813	1,771	—
Financials	2,211	—	—
Healthcare	—	482	—
Industrials	8,368	59,043	—
Telecommunication Services	6,563	1,061	—
Transportation	485	101	—
Utilities	19,719	33,794	—
Short Term Investments	901	—	—

	$52,060	$100,748	$—

International Fund[2]
Common Stocks	$136,536	$491,594	$—	$628,130
Exchange-Traded Funds	4,020	—	—	4,020
Short-Term Investments	29,756	22,148	—	51,904

Total Investments	$170,312	$513,742	$—	$684,054

[2] Investments classified by industry sector are as follows:
Consumer Discretionary	$2,812	$55,494	$—
Consumer Staples	10,181	60,284	—
Energy	37,874	27,659	—
Financials	22,857	92,555	—
Healthcare	8,919	38,150	—
Industrials	7,573	78,862	—
Information Technology	6,390	60,905	—
Materials	14,099	43,890	—
Telecommunication Services	15,970	6,302	—
Transportation	172	31	—
Utilities	9,689	27,462	—
Exchange-Traded Funds	4,020	—	—
Short Term Investments	29,756	22,148	—

	$170,312	$513,742	$—

International Select Fund[3]
Common Stocks	$225,462	$551,889	$1,507	$778,858
Exchange-Traded Funds	19,629	—	—	19,629
Short-Term Investments	28,201	27,772	—	55,973

Total Investments	$273,292	$579,661	$1,507	$854,460

[3] Investments classified by industry sector are as follows:
Consumer Discretionary	$7,865	$58,166	$—
Consumer Staples	18,952	66,912	1,507
Energy	42,866	34,980	—
Financials	38,801	122,457	—
Healthcare	9,382	33,696	—
Industrials	8,219	78,663	—
Information Technology	21,920	74,819	—
Materials	34,333	51,751	—
Telecommunication Services	30,849	5,816	—
Transportation	132	21	—
Utilities	12,143	24,608	—
Short Term Investments	28,201	27,772	—
Exchange-Traded Funds	19,629	—	—

	$273,292	$579,661	$1,507

138   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

Large Cap Growth Opportunities Fund
Common Stocks	$619,749	$—	$—	$619,749
Short-Term Investment	751	—	—	751
Investment Purchased with Proceeds from Securities Lending	142,971	—	—	142,971

Total Investments	$763,471	$—	$—	$763,471

Large Cap Select Fund
Common Stocks	$134,184	$—	$—	$134,184
Short-Term Investment	421	—	—	421
Investment Purchased with Proceeds from Securities Lending	24,274	—	—	24,274

Total Investments	$158,879	$—	$—	$158,879

Large Cap Value Fund
Common Stocks	$341,462	$—	$—	$341,462
Short-Term Investment	110	—	—	110
Investment Purchased with Proceeds from Securities Lending	62,033	—	—	62,033

Total Investments	$403,605	$—	$—	$403,605

Mid Cap Growth Opportunities Fund
Common Stocks	$1,314,648	$—	$—	$1,314,648
Short-Term Investment	418	—	—	418
Investment Purchased with Proceeds from Securities Lending	437,314	—	—	437,314

Total Investments	$1,752,380	$—	$—	$1,752,380

Mid Cap Select Fund
Common Stocks	$38,900	$—	$—	$38,900
Warrants	—	—	—	—
Short-Term Investment	189	—	—	189
Investment Purchased with Proceeds from Securities Lending	16,985	—	—	16,985

Total Investments	$56,074	$—	$—	$56,074

Mid Cap Value Fund
Common Stocks	$578,031	$—	$—	$578,031
Short-Term Investment	8,394	—	—	8,394
Investment Purchased with Proceeds from Securities Lending	137,426	—	—	137,426

Total Investments	$723,851	$—	$—	$723,851

Quantitative Large Cap Core Fund
Common Stocks	$200,569	$—	$—	$200,569
Short-Term Investments	873	2,300	—	3,173
Investment Purchased with Proceeds from Securities Lending	26,604	—	—	26,604

Total Investments	$228,046	$2,300	$—	$230,346

Real Estate Securities Fund
Common Stocks	$2,394,738	$—	$—	$2,394,738
Private Real Estate Company	—	—	33	33
Short-Term Investment	56,919	—	—	56,919
Investment Purchased with Proceeds from Securities Lending	664,673	—	—	664,673

Total Investments	$3,116,330	$—	$33	$3,116,363

Small Cap Growth Opportunities Fund
Common Stocks	$180,268	$—	$—	$180,268
Warrants	—	—	—	—
Short-Term Investment	7,626	—	—	7,626
Investment Purchased with Proceeds from Securities Lending	60,995	—	—	60,995

Total Investments	$248,889	$—	$—	$248,889

Small Cap Select Fund
Common Stocks	$761,193	$—	$—	$761,193
Warrants	—	—	—	—
Short-Term Investment	19,522	—	—	19,522
Investment Purchased with Proceeds from Securities Lending	300,888	—	—	300,888

Total Investments	$1,081,603	$—	$—	$1,081,603

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   139

Notes to Financial Statements	October 31, 2010, all dollars and shares are rounded to thousands (000)

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

Small Cap Value Fund
Common Stocks	$211,169	$—	$—	$211,169
Exchange-Traded Fund	1,482	—	—	1,482
Short-Term Investment	3,731	—	—	3,731
Investment Purchased with Proceeds from Securities Lending	55,582	—	—	55,582

Total Investments	$271,964	$—	$—	$271,964

Tactical Market Opportunities Fund
Exchange-Traded Funds	$9,908	$—	$—	$9,908
U.S. Government & Agency Securities	—	2,947	—	$2,947
Short-Term Investments	13,092	1,399	—	14,491

Total Investments	$23,000	$4,346	$—	$27,346

Refer to each fund’s Schedule of Investments for further sector breakout.

As of October 31, 2010, each fund’s investments in other financial instruments* were classified as follows:

				Total Unrealized
Fund	Level 1	Level 2	Level 3	Depreciation

International Fund	$(7,176)	$—	$—	$(7,176)
International Select Fund	(9,720)	—	—	(9,720)
Tactical Market Opportunities Fund	(34)	—	—	(34)

*	Other financial instruments are derivative instruments such as futures, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for funds which held Level 3 asset as of October 31, 2010:

	Global			Real Estate
	Infrastructure	International	International	Securities
	Fund	Fund	Select Fund	Fund

Balance as of October 31, 2009	$332	$211	$110	$111
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	—	—	108	—
Net change in unrealized appreciation or depreciation	—	—	730	(78)
Net purchases (sales)	—	—	(132)	—
Transfers in and/or (out) of Level 3	(332)	(211)	691	—

Balance as of October 31, 2010	$—	$—	$1,507	$33

Net change in unrealized appreciation or depreciation of Level 3 investments held as of October 31, 2010	$—	$—	$730	$(78)

During the year ended October 31, 2010, the funds recognized no significant transfers to/from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using beginning of period values.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

DISTRIBUTIONS TO SHAREHOLDERS – Equity Income Fund and Real Estate Securities Fund normally declare and pay income dividends quarterly. Global Infrastructure Fund, International Fund, International Select Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Select Fund, Mid Cap Value Fund, Quantitative Large Cap Core Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, and Tactical Market Opportunities Fund normally declare and pay income dividends annually. Distributions are payable in cash or reinvested in additional shares of the funds. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

Real Estate Securities Fund receives substantial distributions from holdings in real estate investment trusts (“REITs”). Additionally, other funds also invest in REITs. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, Real Estate Securities Fund,

140   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

and other funds that invest in REITs, must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a fund shareholder may represent a return of capital.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of October 31, 2010, the funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to deferred wash sale and straddle losses, foreign currency gains and losses, investments in limited partnerships and REITs, and the “mark-to-market” of certain passive foreign investment companies (“PFICs”) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

On the Statements of Assets and Liabilities the following reclassifications were made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
Fund	Gain (Loss)	Income	Capital

Equity Income Fund	$112	$(112)	$—
Global Infrastructure Fund	(720)	123	597
International Fund	1,679	(1,679)	—
International Select Fund	922	(922)	—
Large Cap Growth Opportunities Fund	—	813	(813)
Mid Cap Growth Opportunities Fund	(6)	4,971	(4,965)
Mid Cap Select Fund	95,675	80	(95,755)
Mid Cap Value Fund	226	(226)	—
Quantitative Large Cap Core Fund	24	(24)	—
Real Estate Securities Fund	(8,406)	7,010	1,396
Small Cap Growth Opportunities Fund	—	1,494	(1,494)
Small Cap Select Fund	1	2,820	(2,821)
Small Cap Value Fund	65	659	(724)
Tactical Market Opportunities Fund	(3)	3	—

The character of distributions made during the tax year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds. The distributions paid during the fiscal period ended October 31, 2010, and the fiscal year ended October 31, 2009 were as follows:

	October 31, 2010

	Ordinary	Long Term
Fund	Income	Gains	Total

Equity Income Fund	$20,892	$—	$20,892
Global Infrastructure Fund	1,125	—	1,125
International Fund	4,419	—	4,419
International Select Fund	2,446	—	2,446
Large Cap Growth Opportunities Fund	2,106	—	2,106
Large Cap Select Fund	1,140	—	1,140
Large Cap Value Fund	5,827	—	5,827
Mid Cap Select Fund	164	—	164
Mid Cap Value Fund	7,361	—	7,361
Quantitative Large Cap Core Fund	2,277	—	2,277
Real Estate Securities Fund	28,543	14,112	42,655
Small Cap Select Fund	184	—	184
Small Cap Value Fund	836	—	836

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   141

Notes to Financial Statements	October 31, 2010, all dollars and shares are rounded to thousands (000)

The funds designated as long term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the fund related to net capital gain to zero for the tax year ended October 31, 2010.

	October 31, 2009

	Ordinary	Return of
Fund	Income	Capital	Total

Equity Income Fund	$22,374	$—	$22,374
Global Infrastructure Fund	348	—	348
International Fund	8,518	—	8,518
International Select Fund	6,112	—	6,112
Large Cap Growth Opportunities Fund	1,892	—	1,892
Large Cap Select Fund	1,124	—	1,124
Large Cap Value Fund	5,375	—	5,375
Mid Cap Select Fund	147	—	147
Mid Cap Value Fund	3,357	—	3,357
Quantitative Large Cap Core Fund	1,073	—	1,073
Real Estate Securities Fund	23,504	8,793	32,297
Small Cap Value Fund	2,298	—	2,298

As of October 31, 2010, components of accumulated earnings (deficit) on a tax-basis were as follows:

			Accumulated		Other	Total
	Undistributed	Undistributed	Capital and	Unrealized	Accumulated	Accumulated
	Ordinary	Long-Term	Post-October	Appreciation	Gains	Earnings
Fund	Income	Capital Gains	Losses	(Depreciation)	(Losses)	(Deficit)

Equity Income Fund	$3,943	$—	$(8,298)	$188,953	$—	$184,598
Global Infrastructure Fund	9,793	428	—	12,338	(111)	22,448
International Fund	4,305	—	(14,508)	113,825	81	103,703
International Select Fund	6,304	—	(38,755)	76,135	154	43,838
Large Cap Growth Opportunities Fund	—	—	(42,227)	146,113	—	103,886
Large Cap Select Fund	77	—	(93,994)	18,915	—	(75,002)
Large Cap Value Fund	2,322	—	(109,849)	22,874	—	(84,653)
Mid Cap Growth Opportunities Fund	—	—	(91,799)	285,486	(396)	193,291
Mid Cap Select Fund	—	—	(27,848)	5,049	—	(22,799)
Mid Cap Value Fund	3,983	—	(107,533)	78,206	—	(25,344)
Quantitative Large Cap Core Fund	1,957	—	(7,778)	8,562	—	2,741
Real Estate Securities Fund	—	11,063	—	306,899	(92)	317,870
Small Cap Growth Opportunities Fund	—	—	(16,281)	15,460	(25)	(846)
Small Cap Select Fund	—	—	(91,990)	86,718	—	(5,272)
Small Cap Value Fund	—	—	(50,956)	24,282	—	(26,674)
Tactical Market Opportunities Fund	101	—	—	112	(16)	197

The differences between book and tax basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales and investments in limited partnerships, the amount of gain (loss) recognized for tax purposes due to mark-to-market adjustments on open futures contracts, and the mark-to-market for certain PFICs for tax purposes.

142   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

As of October 31, 2010, the following funds had capital loss carryforwards, which, if not offset by subsequent capital gains, will expire on the funds’ fiscal year-ends as follows:

	Expiration Year

Fund	2011	2012	2013	2014	2015	2016	2017	2018	Total

Equity Income Fund	$—	$—	$—	$—	$—	$—	$8,298	$—	$8,298
Global Infrastructure Fund	—	—	—	—	—	—	—	—	—
International Fund	—	—	—	—	—	—	14,508	—	14,508
International Select Fund	—	—	—	—	—	3,362	35,393	—	38,755
Large Cap Growth Opportunities Fund	—	—	—	—	—	—	42,227	—	42,227
Large Cap Select Fund	—	—	—	—	—	39,678	54,316	—	93,994
Large Cap Value Fund	—	—	—	—	—	28,962	80,887	—	109,849
Mid Cap Growth Opportunities Fund	—	—	—	—	—	—	91,799	—	91,799
Mid Cap Select Fund	4,320	—	—	—	—	7,820	15,708	—	27,848
Mid Cap Value Fund	—	—	—	—	—	21,812	85,721	—	107,533
Quantitative Large Cap Core Fund	—	—	—	—	—	—	7,778	—	7,778
Real Estate Securities Fund	—	—	—	—	—	—	—	—	—
Small Cap Growth Opportunities Fund	—	—	—	—	—	5,118	11,163	—	16,281
Small Cap Select Fund	—	—	—	—	—	—	91,990	—	91,990
Small Cap Value Fund	—	—	—	—	—	13,843	37,113	—	50,956
Tactical Market Opportunities Fund	—	—	—	—	—	—	—	—	—

DERIVATIVES – The funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The funds’ investment objectives allow the funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign exchange contracts, and purchased and written options. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.

FUTURES TRANSACTIONS – The funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. In order to gain exposure to or protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, certain funds may enter into futures contracts. Upon entering into a futures contract, a fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the funds’ Statements of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

As of October 31, 2010, International Fund, International Select Fund and Tactical Market Opportunities Fund held outstanding futures contracts as disclosed in their Schedules of Investments.

OPTIONS TRANSACTIONS – The funds may utilize options in an attempt to manage market or business risk or enhance returns. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option. As of October 31, 2010, the funds held no investments in outstanding written options.

Options purchased are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option. If a

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Notes to Financial Statements	October 31, 2010, all dollars and shares are rounded to thousands (000)

closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid. As of October 31, 2010, the funds held no investments in options purchased.

For the fiscal period ended October 31, 2010, the quarterly average gross notional amounts of the derivatives held by the funds were:

	Futures/	Futures/
Fund	Long	Short

International Fund	$191,467	$146,497
International Select Fund	204,982	128,431
Quantitative Large Cap Core Fund	10,135	—
Tactical Market Opportunities Fund	3,858	4,850

As of October 31, 2010, the funds’ fair values of derivative instruments (i.e. futures contracts) categorized by risk exposure were classified as follows:

				Tactical
	Statement of		International	Market
	Assets and Liabilities	International	Select	Opportunities
	Location	Fund	Fund	Fund

Asset Derivatives
Interest Rate Contracts	Receivables, Net Assets – Unrealized Appreciation*	$—	$—	$1
Equity Contracts	Receivables, Net Assets – Unrealized Appreciation*	5,082	4,586	194

Balance as of October 31, 2010		$5,082	$4,586	$195

Liability Derivatives
Interest Rate Contracts	Payables, Net Assets – Unrealized Depreciation*	$—	$—	$4
Equity Contracts	Payables, Net Assets – Unrealized Depreciation*	8,453	10,632	225
Foreign Currency Contracts	Payables, Net Assets – Unrealized Depreciation*	3,805	3,674	—

Balance as of October 31, 2010		$12,258	$14,306	$229

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the funds’ Schedule of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the fiscal period ended October 31, 2010:

Amount of realized gain (loss) on derivatives recognized in income:

International Fund	Futures

Equity Contracts	$(4,994)
Foreign Exchange Contracts	1,001

International Select Fund	Futures

Equity Contracts	(1,420)
Foreign Exchange Contracts	1,225

Quantitative Large Cap Core Fund	Futures

Equity Contracts	$88

Tactical Market Opportunities Fund[1]	Futures

Equity Contracts	$(22)
Interest Rate Contracts	(4)
Foreign Exchange Contracts	4

Net change in unrealized appreciation or depreciation on derivatives recognized in income:

International Fund	Futures

Equity Contracts	$(1,257)
Foreign Exchange Contracts	(3,842)

International Select Fund	Futures

Equity Contracts	$(3,660)
Foreign Exchange Contracts	(3,696)

144   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Quantitative Large Cap Core Fund	Futures

Equity Contracts	$234

Tactical Market Opportunities Fund[1]	Futures

Equity Contracts	$(31)
Interest Rate Contracts	(3)

[1]	Commenced operations December 30, 2009. For the period December 30, 2009 to October 31, 2010.

FOREIGN CURRENCY TRANSLATION – The books and records of Global Infrastructure Fund, International Fund, International Select Fund, Real Estate Securities Fund, and Tactical Market Opportunities Fund, relating to the funds’ non-U.S. dollar denominated investments, are maintained in U.S. dollars on the following basis:

•	market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and

•	purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.

The funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. As of October 31, 2010, Global Infrastructure Fund, International Fund, International Select Fund, and Tactical Market Opportunities Fund held foreign currency holdings consisting of multiple denominations.

FORWARD FOREIGN CURRENCY CONTRACTS – The funds may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts is not recorded because the funds intend to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The funds realize gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. As of October 31, 2010, the funds held no investments in outstanding forward currency contracts.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a fund on a when-issued or forward-commitment basis can take place up to a month or more after the transaction. Such securities do not earn interest, are subject to market fluctuations, and may increase or decrease in value prior to their delivery. Each fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of October 31, 2010, the funds held no investments in when-issued or forward-commitment securities.

In connection with the ability to purchase securities on a when-issued basis, each fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical, securities on a specified future date. As an inducement for the fund to “roll over” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the fiscal period ended October 31, 2010, the funds held no investments in dollar roll transactions.

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its total net assets (determined at the time of purchase and reviewed periodically) in

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   145

Notes to Financial Statements	October 31, 2010, all dollars and shares are rounded to thousands (000)

illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the funds’ board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. As of October 31, 2010, Mid Cap Select Fund, Real Estate Securities Fund, Small Cap Growth Opportunities Fund, and Small Cap Select Fund held investments in illiquid securities with a total value of $0, $33, $0, and $0, respectively, or 0.0%, 0.0%, 0.0%, and 0.0%, respectively, of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

		Dates	Cost
Mid Cap Select Fund	Shares	Acquired	Basis

Lantronix Warrants	1	5/08	$—

		Dates	Cost
Real Estate Securities Fund	Shares	Acquired	Basis

Newcastle Investment Holdings	35	6/98	$153

		Dates	Cost
Small Cap Growth Opportunities Fund	Shares	Acquired	Basis

Lantronix Warrants	11	5/08	$—
VideoPropulsion	780	12/99	—

		Dates	Cost
Small Cap Select Fund	Shares	Acquired	Basis

Lantronix Warrants	5	6/08	$—

SECURITIES LENDING – In order to generate additional income, a fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund’s policy is to receive collateral from the borrower in the form of cash, U.S. Government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”), the parent company of the funds’ advisor, serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”). As the securities lending agent, U.S. Bank receives fees of up to 25% of each fund’s net income from securities lending transactions and pays half of such fees to FAF Advisors for certain securities lending services provided by FAF Advisors. With respect to Global Infrastructure Fund, International Fund, and International Select Fund, a portion of this amount is paid to State Street Bank and Trust (“State Street”) for acting as sub-lending agent. For each fund other than Global Infrastructure Fund, International Fund, and International Select Fund, collateral for securities on loan is invested in a money market fund administered by FAF Advisors, and FAF Advisors receives an administration fee equal to 0.02% of such fund’s average daily net assets. For Global Infrastructure Fund, International Fund, and International Select Fund, collateral for securities on loan is invested in a money market fund administered by State Street.

Securities lending fees paid to U.S. Bank by the funds during the fiscal year ended October 31, 2010, were as follows:

Fund	Amount

Equity Income Fund	$36
Large Cap Growth Opportunities Fund	50
Large Cap Select Fund	10
Large Cap Value Fund	16
Mid Cap Growth Opportunities Fund	142
Mid Cap Select Fund	6
Mid Cap Value Fund	31
Quantitative Large Cap Core Fund	10
Real Estate Securities Fund	197
Small Cap Growth Opportunities Fund	52
Small Cap Select Fund	252
Small Cap Value Fund	23

Income from securities lending is recorded on the Statements of Operations as securities lending income net of fees paid to U.S. Bank.

SECURITY LITIGATION SETTLEMENTS – Cash from settlement proceeds related to portfolio securities no longer included in the portfolio is recorded as an adjustment to realized gains or losses. Adjustments made during the fiscal year ended October 31, 2010, were as follows:

Fund	Amount

Equity Income Fund	$236
Large Cap Growth Opportunities Fund	994
Large Cap Select Fund	67
Large Cap Value Fund	296
Mid Cap Growth Opportunities Fund	944
Mid Cap Select Fund	195
Mid Cap Value Fund	44
Quantitative Large Cap Core Fund	2
Small Cap Growth Opportunities Fund	1,183
Small Cap Select Fund	1,056
Small Cap Value Fund	115

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating

146   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal period ended October 31, 2010.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds, as designated by each director. All amounts in the Plan are 100% vested, and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for each fund is as follows:

Advisory Fee
as a % of Average
Fund	Daily Net Assets

Equity Income Fund*	0.65%
Global Infrastructure Fund	0.90
International Fund	1.00
International Select Fund	1.00
Large Cap Growth Opportunities Fund*	0.65
Large Cap Select Fund*	0.65
Large Cap Value Fund*	0.65
Mid Cap Growth Opportunities Fund	0.70
Mid Cap Select Fund	0.70
Mid Cap Value Fund	0.70
Quantitative Large Cap Core Fund	0.30
Real Estate Securities Fund	0.70
Small Cap Growth Opportunities Fund	1.00
Small Cap Select Fund	0.70
Small Cap Value Fund	0.70
Tactical Market Opportunities Fund	0.75

*	The advisory fees for Equity Income Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, and Large Cap Value Fund are equal to an annual rate of 0.65% of the average daily net assets up to $3 billion, 0.625% of the average daily net assets on the next $2 billion, and 0.60% of the average daily net assets in excess of $5 billion.

FAF Advisors has agreed to contractually waive fees and reimburse other fund expenses for the following funds through February 28, 2011, so that total annual fund operating expenses, excluding indirect fees and expenses incurred through investment in exchange-traded funds and other investment companies, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A	B	C	R	Y

Global Infrastructure Fund	1.25%	N/A	2.00%	1.50%	1.00%
International Fund	1.49	2.24%	2.24	1.74	1.24
International Select Fund	1.49	2.24	2.24	1.74	1.24
Mid Cap Select Fund	1.41	2.16	2.16	N/A	1.16
Quantitative Large Cap Core Fund	0.70	N/A	1.45	N/A	0.45
Small Cap Growth Opportunities Fund	1.47	2.22	2.22	1.72	1.22
Tactical Market Opportunities Fund	N/A	N/A	N/A	N/A	0.95

N/A = Not Applicable

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisor’s investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. This reimbursement, if any, is included in “Fee waivers” in the Statements of Operations.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator

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Notes to Financial Statements	October 31, 2010, all dollars and shares are rounded to thousands (000)

pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight, administrative, and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

SUB-ADVISORY FEES – Altrinsic Global Advisors, LLC (“Altrinsic”) and Hansberger Global Investors, Inc. (“HGI”) each serve as investment sub-advisor to International Fund pursuant to separate sub-advisory agreements with FAF Advisors. Altrinsic, HGI, and Lazard Asset Management, LLC (“Lazard”) each serve as investment sub-advisor to International Select Fund pursuant to separate sub-advisory agreements with FAF Advisors. Each sub-advisor has discretion to select portfolio securities for its portion of the respective fund. FAF Advisors pays monthly fees to Altrinsic, HGI, and Lazard for the services provided under their respective sub-advisory agreements with FAF Advisors.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees based on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based on the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the custodian for each fund other than Global Infrastructure Fund, International Fund, and International Select Fund pursuant to a custodian agreement with FAIF. The fee for each fund (except Global Infrastructure Fund, International Fund, and International Select Fund) is equal to an annual rate of 0.005% of average daily net assets. State Street Bank (“SSB”) serves as the custodian for Global Infrastructure Fund, International Fund, and International Select Fund pursuant to a custodian agreement with FAIF. Global Infrastructure Fund, International Fund, and International Select Fund pay SSB various asset-based fees and transaction charges based on the issuer’s country. All fees are computed daily and paid monthly.

Under the custodian agreements, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the fund’s custodian expenses.

For the fiscal year ended October 31, 2010, custodian fees were increased as a result of overdrafts and decreased as a result of interest earned as follows:

Fund	Increased	Decreased

Large Cap Growth Opportunities Fund	$2	$—
Large Cap Select Fund	2	—
Large Cap Value Fund	1	—
Mid Cap Growth Opportunities Fund	2	—
Mid Cap Select Fund	2	—
Mid Cap Value Fund	2	—

DISTRIBUTION AND SHAREHOLDER SERVICING (12B-1) FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as the distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00%, and 0.50% of each fund’s average daily net assets attributable to Class A, Class B, Class C, and Class R shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Under the distribution and shareholder servicing agreement, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended October 31, 2010:

Fund	Amount

Equity Income Fund	$238
Global Infrastructure Fund	42
International Fund	34
International Select Fund	8
Large Cap Growth Opportunities Fund	101
Large Cap Select Fund	7
Large Cap Value Fund	82
Mid Cap Growth Opportunities Fund	214
Mid Cap Select Fund	18
Mid Cap Value Fund	57
Quantitative Large Cap Core Fund	1
Real Estate Securities Fund	252
Small Cap Growth Opportunities Fund	49
Small Cap Select Fund	100
Small Cap Value Fund	45

OTHER FEES AND EXPENSES – In addition to investment advisory fees, administration fees, transfer agent fees,

148   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal period ended October 31, 2010, legal fees and expenses of $80 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

CDSC as a Percentage
of Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first 12 months.

The CDSC for Class B and Class C shares is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

For the fiscal year ended October 31, 2010, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund

Equity Income Fund	$68
Global Infrastructure Fund	22
International Fund	11
International Select Fund	10
Large Cap Growth Opportunities Fund	17
Large Cap Select Fund	2
Large Cap Value Fund	8
Mid Cap Growth Opportunities Fund	41
Mid Cap Select Fund	4
Mid Cap Value Fund	13
Real Estate Securities Fund	23
Small Cap Growth Opportunities Fund	11
Small Cap Select Fund	28
Small Cap Value Fund	5

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   149

Notes to Financial Statements	October 31, 2010, all dollars and shares are rounded to thousands (000)

4 >	Capital Share Transactions

FAIF has 382 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

	Equity		Global
	Income Fund		Insfrastructure Fund		International Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09

Class A:
Shares issued	2,350	922	4,927	2,504	211	357
Shares issued in lieu of cash distributions	226	291	44	10	9	26
Shares redeemed	(1,792)	(1,903)	(1,409)	(587)	(520)	(704)

Total Class A transactions	784	(690)	3,562	1,927	(300)	(321)

Class B:[1]
Shares issued	7	11	—	—	6	9
Shares issued in lieu of cash distributions	10	20	—	—	—	—
Shares redeemed	(287)	(264)	—	—	(65)	(124)

Total Class B transactions	(270)	(233)	—	—	(59)	(115)

Class C:[1]
Shares issued	587	124	541	396	21	39
Shares issued in lieu of cash distributions	11	11	4	—	—	—
Shares redeemed	(155)	(136)	(68)	(4)	(104)	(112)

Total Class C transactions	443	(1)	477	392	(83)	(73)

Class R:[1]
Shares issued	93	5	—	1	1	—
Shares issued in lieu of cash distributions	1	1	—	—	—	—
Shares redeemed	(8)	(48)	—	—	—	—

Total Class R transactions	86	(42)	—	1	1	—

Class Y:
Shares issued	12,184	13,237	6,355	6,078	2,499	6,013
Shares issued in lieu of cash distributions	343	467	31	22	251	593
Shares redeemed	(10,482)	(17,527)	(1,766)	(4,098)	(9,647)	(18,994)

Total Class Y transactions	2,045	(3,823)	4,620	2,002	(6,897)	(12,388)

Net increase (decrease) in capital shares	3,088	(4,789)	8,659	4,322	(7,338)	(12,897)

[1]	Class B shares are not offered by the Global Infrastructure Fund. The Global Infrastructure Fund began offering Class C and Class R shares on November 3, 2008.

	International		Large Cap Growth		Large Cap
	Select Fund		Opportunities Fund		Select Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09

Class A:
Shares issued	352	210	313	342	45	99
Shares issued in lieu of cash distributions	1	4	4	3	1	1
Shares redeemed	(131)	(148)	(472)	(478)	(83)	(173)

Total Class A transactions	222	66	(155)	(133)	(37)	(73)

Class B:
Shares issued	—	—	—	2	—	—
Shares issued in lieu of cash distributions	—	—	—	—	—	—
Shares redeemed	—	(40)	(88)	(85)	—	(39)

Total Class B transactions	—	(40)	(88)	(83)	—	(39)

Class C:
Shares issued	62	3	6	25	—	3
Shares issued in lieu of cash distributions	—	—	—	—	—	—
Shares redeemed	(4)	(9)	(55)	(41)	(4)	(4)

Total Class C transactions	58	(6)	(49)	(16)	(4)	(1)

Class R:
Shares issued	1	1	7	12	3	10
Shares issued in lieu of cash distributions	—	—	—	—	—	—
Shares redeemed	(2)	(6)	(10)	(5)	—	(5)

Total Class R transactions	(1)	(5)	(3)	7	3	5

Class Y:
Shares issued	36,745	50,353	1,980	5,401	1,646	4,793
Shares issued in lieu of cash distributions	78	276	28	36	49	56
Shares redeemed	(17,034)	(19,878)	(3,781)	(4,929)	(5,476)	(13,346)

Total Class Y transactions	19,789	30,751	(1,773)	508	(3,781)	(8,497)

Net increase (decrease) in capital shares	20,068	30,766	(2,068)	283	(3,819)	(8,605)

150   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

	Large Cap		Mid Cap Growth		Mid Cap
	Value Fund		Opportunities Fund		Select Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09

Class A:
Shares issued	140	254	1,171	1,472	133	270
Shares issued in lieu of cash distributions	48	50	—	—	4	1
Shares redeemed	(731)	(814)	(1,828)	(2,187)	(437)	(474)

Total Class A transactions	(543)	(510)	(657)	(715)	(300)	(203)

Class B:
Shares issued	—	1	1	3	—	1
Shares issued in lieu of cash distributions	—	2	—	—	—	—
Shares redeemed	(83)	(126)	(99)	(78)	(95)	(160)

Total Class B transactions	(83)	(123)	(98)	(75)	(95)	(159)

Class C:
Shares issued	6	20	39	88	24	31
Shares issued in lieu of cash distributions	—	1	—	—	—	—
Shares redeemed	(68)	(74)	(126)	(188)	(108)	(144)

Total Class C transactions	(62)	(53)	(87)	(100)	(84)	(113)

Class R:[2]
Shares issued	36	15	417	464	—	—
Shares issued in lieu of cash distributions	—	—	—	—	—	—
Shares redeemed	(6)	(2)	(439)	(421)	—	—

Total Class R transactions	30	13	(22)	43	—	—

Class Y:
Shares issued	1,074	3,340	3,994	6,379	256	1,621
Shares issued in lieu of cash distributions	237	246	—	—	4	5
Shares redeemed	(6,787)	(9,176)	(8,563)	(5,692)	(1,271)	(3,765)

Total Class Y transactions	(5,476)	(5,590)	(4,569)	687	(1,011)	(2,139)

Net decrease in capital shares	(6,134)	(6,263)	(5,433)	(160)	(1,490)	(2,614)

2 Class R shares are not offered by the Mid Cap Select Fund.

	Mid Cap		Quantitative		Real Estate
	Value Fund		Large Cap Core Fund		Securities Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09

Class A:
Shares issued	826	1,853	2	8	25,765	18,629
Shares issued in lieu of cash distributions	51	39	—	—	664	666
Shares redeemed	(4,548)	(2,473)	(4)	(1)	(10,506)	(6,699)

Total Class A transactions	(3,671)	(581)	(2)	7	15,923	12,596

Class B:[3]
Shares issued	—	3	—	—	4	5
Shares issued in lieu of cash distributions	1	—	—	—	3	8
Shares redeemed	(68)	(72)	—	—	(53)	(56)

Total Class B transactions	(67)	(69)	—	—	(46)	(43)

Class C:
Shares issued	34	44	1	—	1,946	758
Shares issued in lieu of cash distributions	2	1	—	—	28	33
Shares redeemed	(179)	(205)	—	(1)	(357)	(268)

Total Class C transactions	(143)	(160)	1	(1)	1,617	523

Class R:[3]
Shares issued	508	972	—	—	2,996	2,407
Shares issued in lieu of cash distributions	9	6	—	—	75	118
Shares redeemed	(1,015)	(1,025)	—	—	(4,064)	(619)

Total Class R transactions	(498)	(47)	—	—	(993)	1,906

Class Y:
Shares issued	2,458	4,102	3,897	5,877	59,982	36,806
Shares issued in lieu of cash distributions	205	118	46	36	1,317	1,335
Shares redeemed	(5,579)	(5,865)	(2,159)	(3,199)	(22,061)	(26,769)

Total Class Y transactions	(2,916)	(1,645)	1,784	2,714	39,238	11,372

Net increase (decrease) in capital shares	(7,295)	(2,502)	1,783	2,720	55,739	26,354

3 Class B and Class R shares are not offered by the Quantitative Large Cap Core Fund.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   151

Notes to Financial Statements	October 31, 2010, all dollars and shares are rounded to thousands (000)

							Tactical
							Market
	Small Cap Growth		Small Cap		Small Cap		Opportunities
	Opportunities Fund		Select Fund		Value Fund		Fund

	Year	Year	Year	Year	Year	Year	12/30/09*
	Ended	Ended	Ended	Ended	Ended	Ended	to
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10

Class A:[4]
Shares issued	368	286	13,154	17,577	171	700	—
Shares issued in lieu of cash distributions	—	—	—	—	9	37	—
Shares redeemed	(369)	(637)	(15,141)	(6,751)	(560)	(696)	—

Total Class A transactions	(1)	(351)	(1,987)	10,826	(380)	41	—

Class B:[4]
Shares issued	2	4	—	7	—	2	—
Shares issued in lieu of cash distributions	—	—	—	—	—	1	—
Shares redeemed	(35)	(32)	(302)	(223)	—	(423)	—

Total Class B transactions	(33)	(28)	(302)	(216)	—	(420)	—

Class C:[4]
Shares issued	24	22	94	187	28	31	—
Shares issued in lieu of cash distributions	—	—	—	—	—	1	—
Shares redeemed	(33)	(21)	(401)	(483)	(110)	(76)	—

Total Class C transactions	(9)	1	(307)	(296)	(82)	(44)	—

Class R:[4]
Shares issued	67	90	866	941	149	230	—
Shares issued in lieu of cash distributions	—	—	—	—	—	2	—
Shares redeemed	(52)	(25)	(1,935)	(1,137)	(227)	(215)	—

Total Class R transactions	15	65	(1,069)	(196)	(78)	17	—

Class Y:
Shares issued	1,821	1,885	6,805	7,705	2,082	2,259	2,571
Shares issued in lieu of cash distributions	—	—	11	—	68	239	—
Shares redeemed	(1,551)	(1,149)	(6,613)	(8,879)	(2,702)	(3,723)	—

Total Class Y transactions	270	736	203	(1,174)	(552)	(1,225)	2,571

Net increase (decrease) in capital shares	242	423	(3,462)	8,944	(1,092)	(1,631)	2,571

*	Commencement of operations.

4 Class A, Class B, Class C, and Class R shares are not offered by the Tactical Market Opportunities Fund.

Class B shares converted to Class A shares (reflected above as Class A shares issued and Class B shares redeemed) during the fiscal years ended October 31, 2010 and October 31, 2009, were as follows:

	Fiscal	Fiscal
	Year	Year
	Ended	Ended
Fund	10/31/10	10/31/09

Equity Income Fund	197	83
International Fund	39	60
International Select Fund	—	38
Large Cap Growth Opportunities Fund	65	47
Large Cap Select Fund	—	29
Large Cap Value Fund	60	75
Mid Cap Growth Opportunities Fund	59	22
Mid Cap Select Fund	66	107
Mid Cap Value Fund	39	28
Real Estate Securities Fund	21	10
Small Cap Growth Opportunities Fund	9	3
Small Cap Select Fund	212	61
Small Cap Value Fund	—	359

5 >	Investment Security Transactions

During the fiscal period ended October 31, 2010, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

Fund	Purchases	Sales

Equity Income Fund	$240,513	$212,640
Global Infrastructure Fund	405,412	332,189
International Fund	355,748	429,842
International Select Fund	509,583	302,037
Large Cap Growth Opportunities Fund	600,369	658,710
Large Cap Select Fund	191,684	234,762
Large Cap Value Fund	493,859	580,328
Mid Cap Growth Opportunities Fund	1,414,743	1,606,360
Mid Cap Select Fund	61,522	74,106
Mid Cap Value Fund	716,194	863,270
Quantitative Large Cap Core Fund	273,012	230,296
Real Estate Securities Fund	2,998,372	2,130,956
Small Cap Growth Opportunities Fund	235,146	233,436
Small Cap Select Fund	626,243	661,919
Small Cap Value Fund	116,400	128,123
Tactical Market Opportunities Fund	17,450	4,796

6 >	Sector Risk

Portfolios that primarily invest in a particular sector may experience greater volatility than portfolios investing in a broad range of industry sectors. Real Estate Securities Fund primarily invests in income-producing common stocks of publicly traded companies engaged in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and that

152   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

may continue in the future. Global Infrastructure Fund concentrates its investments in infrastructure-related securities of companies in the industrial and utility sectors. The securities of these companies in the industrial and utility sectors have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. As of October 31, 2010, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Mid Cap Growth Opportunities Fund, and Small Cap Growth Opportunities Fund each had a significant portion of their assets invested in the information technology sector, which could be more sensitive to short product cycles and aggressive pricing than the technology industry as a whole. As of the same date, Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund each had a significant portion of their assets invested in the financials sector. The financials sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence and spending.

7 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8 >	Regulatory Settlements

International Fund received a total of $359 during the year ended October 31, 2009 from Millennium Partners, as part of a settlement of an administrative proceeding with the SEC involving market timing and late trading of mutual funds. The settlement proceeds are presented in the fund’s Statement of Changes in Net Assets for the year ended October 31, 2009. The fund and its affiliates were not involved in the proceedings.

On August 23, 2010, Equity Income Fund, International Fund, Large Cap Growth Opportunities Fund, and Small Cap Select Fund received settlement payments from the SEC related to the BISYS Fair Fund Settlement. The settlement was paid to funds that had used BISYS from June 1999 through June 2004. The Mercantile Funds, which subsequently merged into Equity Income Fund, International Fund, Large Cap Growth Opportunities Fund, and Small Cap Select Fund, had used BISYS as an administrator during this period. Because the settlement was for the overcharging of expenses to these funds, the amounts are shown in the funds’ Statements of Operations as an expense reimbursement from regulatory settlement.

9 >	New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standard Update for Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements. The update provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires the funds to disclose purchases, sales, issuances, and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time management is evaluating the implications of the update and the impact to the financial statements.

10 >	Nuveen Acquisition

On July 28, 2010, FAF Advisors and its parent company, U.S. Bank, entered into an agreement to sell a portion of FAF Advisor’s asset management business to Nuveen Investments, Inc. (the “Purchaser”). Included in the sale will be that part of FAF Advisor’s asset management business that advises the funds. The sale is subject to the satisfaction of customary conditions, and is currently expected to close by the end of 2010.

Under the Investment Company Act of 1940, the closing of the transaction will cause each fund’s current investment advisory agreement with FAF Advisors to terminate. On October 7, 2010, the funds’ Board of Directors considered and approved new investment advisory agreements for the funds with Nuveen Asset Management, a subsidiary of the Purchaser. Each fund’s new investment advisory agreement will be submitted to the fund’s shareholders for their approval and, if approved, will take effect upon the closing of the transaction (or such later time as shareholder approval is obtained). The funds’ Board of Directors also considered and approved new distribution agreements with Nuveen Investments, LLC. There will be no change in the funds’ investment objectives or policies as a result of the transaction.

11 >	Subsequent Events

An affiliated 401(k) plan (the “plan”) previously offered certain funds as investment options to plan participants. As a result of a decision to no longer offer such funds as investment options, certain fund shares held in the plan were redeemed in-kind on December 1, 2010, in the amounts set forth below:

Large Cap Growth Opportunities Fund	$86,539
Large Cap Select Fund	15,346
Large Cap Value Fund	132,685
Mid Cap Growth Opportunities Fund	129,554
Mid Cap Value Fund	91,634
Quantitative Large Cap Core Fund	17,935
Small Cap Value Fund	79,419

An affiliated pension plan (the “plan”) also previously offered certain funds as investment options to plan participants. As a result of a decision to no longer offer such funds as investment options, certain fund shares

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   153

Notes to Financial Statements	October 31, 2010, all dollars and shares are rounded to thousands (000)

held in the plan were redeemed in-kind on December 20, 2010, in the amounts set forth below:

Mid Cap Growth Opportunities Fund	$191,102
Mid Cap Value Fund	170,281
Real Estate Securities Fund	48,375
Small Cap Growth Opportunities Fund	46,265
Small Cap Select Fund	49,354
Small Cap Value Fund	48,511

In these transactions, the funds paid redemption proceeds by distributing a proportionate amount of securities in their respective portfolios. Remaining shareholders in the funds did not recognize any capital gains from the transactions.

Management has evaluated all other fund related events and transactions that occurred subsequent to October 31, 2010, through the date of issuance of the funds’ financial statements and determined that no additional events have occurred that require disclosure.

154   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Notice to Shareholders	October 31, 2010 (unaudited)

TAX INFORMATION

The information set forth below is for each fund’s fiscal period as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2011 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal period ended October 31, 2010, each fund has designated long term capital gains, ordinary income, dividends qualifying for the corporate received deduction, and qualified dividend income with regard to distributions paid during the period as follows:

	Long Term	Ordinary
	Capital Gains	Income	Return of	Total
	Distribution	Distributions	Capital	Distributions
Fund	(Tax Basis)[1]	(Tax Basis)[1]	(Tax Basis)[1]	(Tax Basis)

Equity Income Fund	—%	100.00%	—%	100.00%
Global Infrastructure Fund[2]	—	100.00	—	100.00
International Fund[2]	—	100.00	—	100.00
International Select Fund[2]	—	100.00	—	100.00
Large Cap Growth Opportunities Fund	—	100.00	—	100.00
Large Cap Select Fund	—	100.00	—	100.00
Large Cap Value Fund	—	100.00	—	100.00
Mid Cap Growth Opportunities Fund	—	—	—	—
Mid Cap Select Fund	—	100.00	—	100.00
Mid Cap Value Fund	—	100.00	—	100.00
Quantitative Large Cap Core Fund	—	100.00	—	100.00
Real Estate Securities Fund	33.00	67.00	—	100.00
Small Cap Growth Opportunities Fund	—	—	—	—
Small Cap Select Fund	—	100.00	—	100.00
Small Cap Value Fund	—	100.00	—	100.00
Tactical Market Opportunities Fund	—	—	—	—

[1]	Based on a percentage of the fund’s total distributions.

[2]	The Global Infrastructure Fund, International Fund, and International Select Fund have elected to pass through to shareholders foreign taxes under Section 853 of the Internal Revenue Code. Foreign taxes paid for the funds were $225, $1,334, and $1,501, respectively, and foreign source income for the funds was $2,744, $12,601, and $14,755, respectively.

Shareholder Notification of Federal Tax Status:

Each fund has designated the following percentages of the ordinary income distributions during the fiscal period ended October 31, 2010 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Fund

Equity Income Fund	100.00%
Global Infrastructure Fund	13.41
International Fund	1.20
International Select Fund	1.26
Large Cap Growth Opportunities Fund	100.00
Large Cap Select Fund	100.00
Large Cap Value Fund	100.00
Mid Cap Growth Opportunities Fund	—
Mid Cap Select Fund	100.00
Mid Cap Value Fund	100.00
Quantitative Large Cap Core Fund	100.00
Real Estate Securities Fund	1.36
Small Cap Growth Opportunities Fund	—
Small Cap Select Fund	84.71
Small Cap Value Fund	100.00
Tactical Market Opportunities Fund	—

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   155

Notice to Shareholders	October 31, 2010 (unaudited)

In addition, each fund has designated the following percentages of the ordinary income distributions from net investment income during the fiscal period ended October 31, 2010 as qualified dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund

Equity Income Fund	100.00%
Global Infrastructure Fund	76.01
International Fund	100.00
International Select Fund	100.00
Large Cap Growth Opportunities Fund	100.00
Large Cap Select Fund	100.00
Large Cap Value Fund	100.00
Mid Cap Growth Opportunities Fund	—
Mid Cap Select Fund	100.00
Mid Cap Value Fund	100.00
Quantitative Large Cap Core Fund	100.00
Real Estate Securities Fund	3.80
Small Cap Growth Opportunities Fund	—
Small Cap Select Fund	84.71
Small Cap Value Fund	100.00
Tactical Market Opportunities Fund	—

Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c) for each fund was as follows:

Fund

Equity Income Fund	0.09%
Global Infrastructure Fund	0.28
International Fund	1.58
International Select Fund	2.41
Large Cap Growth Opportunities Fund	0.32
Large Cap Select Fund	0.22
Large Cap Value Fund	0.20
Mid Cap Growth Opportunities Fund	—
Mid Cap Select Fund	0.36
Mid Cap Value Fund	1.41
Quantitative Large Cap Core Fund	1.62
Real Estate Securities Fund	0.05
Small Cap Growth Opportunities Fund	—
Small Cap Select Fund	1.89
Small Cap Value Fund	0.11
Tactical Market Opportunities Fund	—

156   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for each fund was as follows:

Fund

Equity Income Fund	—%
Global Infrastructure Fund	—
International Fund	—
International Select Fund	—
Large Cap Growth Opportunities Fund	—
Large Cap Select Fund	—
Large Cap Value Fund	—
Mid Cap Growth Opportunities Fund	—
Mid Cap Select Fund	—
Mid Cap Value Fund	—
Quantitative Large Cap Core Fund	—
Real Estate Securities Fund	—
Small Cap Growth Opportunities Fund	—
Small Cap Select Fund	—
Small Cap Value Fund	—
Tactical Market Opportunities Fund	—

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities is available at FirstAmericanFunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. A description of the funds’ policies and procedures is also available without charge, upon request, by calling 800.677.3863.

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available without charge (1) upon request by calling 800.677.3863 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

Each fund will make portfolio holdings information publicly available by posting the information at FirstAmericanFunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the calendar quarter end.

APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”). In addition to determining whether to renew the Agreement with FAF Advisors, the Board also is responsible for determining whether to approve sub-advisory agreements for the Funds.

At a meeting on May 3-4, 2010, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”) and: (i) with respect to the International Select Fund, information relating to each sub-advisory agreement between FAF Advisors and Altrinsic Global Advisors, LLC (“Altrinsic”), Hansberger Global Investors, Inc. (“HGI”), and Lazard Asset Management LLC (“Lazard”), and (ii) with respect to the International Fund, information relating to each sub-advisory agreement between FAF Advisors and HGI and Altrinsic (collectively the “Sub-Advisory Agreements” and the “Sub-Advisors”). In advance of the meeting, the Board received materials relating to the Agreement and the Sub-Advisory Agreements, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 15-17, 2010, the Board concluded its consideration of and approved the Agreement and the Sub-Advisory Agreements through June 30, 2011.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors’ services to each Fund, (2) the investment performance of each Fund, (3) the profitability of FAF

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Advisors related to the Funds, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement and the Sub-Advisory Agreements.

Before approving the Agreement and the Sub-Advisory Agreements, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement and the Sub-Advisory Agreements. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund and that the Sub-Advisory Agreements are fair and in the interests of the shareholders of the International Fund and of the International Select Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to each Fund, and the nature, quality and extent of the services provided by the Sub-Advisors to the International Fund and to the International Select Fund.

For each Fund, the Board reviewed FAF Advisors’ key personnel who provide investment management services to the Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for each Fund within the framework of the Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, (iii) monitoring the performance of the various organizations providing services to each Fund, including the Fund’s distributor, sub-administrator, transfer agent and custodian. The Board also considered that, with respect to International Fund and International Select Fund, FAF Advisors is responsible for allocating assets among the Sub-Advisors, monitoring the performance of the Sub-Advisors and managing assets that have not been allocated to a Sub-Advisor. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

With respect to the International Fund and the International Select Fund, the Board examined the nature, quality and extent of the services provided by each Sub-Advisor and reviewed each Sub-Advisor’s key personnel who provide investment management services to the Funds. The Board noted that, under the Sub-Advisory Agreements, the Sub-Advisors have the authority and responsibility to make and execute investment decisions for the Funds with respect to assets that have been allocated to them and within the framework of the Funds’ investment policies and restrictions, subject to the supervision of FAF Advisors and review by the Board. The Board further considered that the Sub-Advisors’ duties with respect to the International Fund and the International Select Fund include investment research and stock selection and adherence to the Funds’ investment policies and restrictions. The Board noted that, under the Agreement, FAF Advisors is responsible for monitoring the performance of the Sub-Advisors.

The Board considered compliance reports about FAF Advisors, Altrinsic, HGI and Lazard from the Fund’s Chief Compliance Officer (“CCO”).

Based on the foregoing, the Board concluded that: (i) each Fund is likely to benefit from the nature, extent and quality of the services provided by FAF Advisors under the Agreement, and (ii) the International Fund and the International Select Fund are likely to benefit from the nature, extent and quality of the services provided by their respective Sub-Advisors under the Sub-Advisory Agreements.

Investment Performance of the Funds

The Board considered the performance of each Fund on a gross-of-expenses basis, including comparative information provided by an independent data service, regarding the median performance of a group of comparable funds selected by that data service (the “performance universe”) and how each Fund performed versus its benchmark index for the one-, three- and five-year periods ending February 28, 2010, unless otherwise noted.

Global Infrastructure Fund. The Board considered that the Fund outperformed its performance universe median for the one-year period and performed competitively against its performance universe median for the period since the Fund’s inception on December 17, 2007. The Board also considered that the Fund outperformed its benchmark index for the period since its inception, though it underperformed its benchmark index for the one-year period. In light of the Fund’s competitive performance, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

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Equity Income Fund. The Board considered that the Fund outperformed or performed competitively against its performance universe median for all periods. The Board also considered that the Fund outperformed its benchmark index for the three- and five-year periods, though it underperformed its benchmark index for the one-year period. In light of the Fund’s competitive performance, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

International Fund. The Board considered that the Fund outperformed or performed competitively against its performance universe median for all periods. The Board also considered that the Fund outperformed its benchmark index for the three- and five-year periods, though it underperformed its benchmark index for the one-year period. In light of the Fund’s competitive performance, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement and the Sub-Advisory Agreements.

International Select Fund. The Board considered that the Fund outperformed its performance universe median for the one- and three-year periods and since the Fund’s inception on December 21, 2006. The Board also considered that the Fund outperformed its benchmark index for the three-year period and the period since the Fund’s inception, though it underperformed its benchmark index for the one-year period. In light of the Fund’s competitive performance, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement and the Sub-Advisory Agreements.

Large Cap Growth Opportunities Fund. The Board considered that the Fund outperformed both its performance universe median and its benchmark index for the three- and five-year periods, though it underperformed both its performance universe median and its benchmark index for the one-year period. The Board considered FAF Advisors’ assertion that the Fund’s underperformance during the one-year period was attributable primarily to the Fund being underweight to economically sensitive, higher beta stocks relative to the Fund’s benchmark and performance universe in March 2009, when those stocks led a market rally. The Board also considered that FAF Advisors subsequently increased the Fund’s holdings in higher beta stocks throughout the year. In light of the Fund’s long-term competitive performance, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Large Cap Select Fund. The Board considered that the Fund outperformed its benchmark index for all periods. The Board also considered that the Fund outperformed its performance universe median for the one-year period, though it underperformed its performance universe median for the three- and five-year periods. In light of the Fund’s competitive performance against its benchmark and competitive performance against its performance universe for the one-year period, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Large Cap Value Fund. The Board considered that the Fund outperformed its benchmark index for the three- and five-year periods, though it underperformed its benchmark index for the one-year period. The Board also considered that the Fund underperformed its performance universe median for all periods. The Board considered FAF Advisors’ assertion that the Fund’s underperformance during the one-year period could be attributed primarily to the Fund being underweight to economically sensitive, higher beta stocks relative to the Fund’s benchmark and performance universe in March 2009, when those stocks led a market rally. The Board also considered that FAF Advisors subsequently increased the Fund’s holdings in higher beta stocks throughout the year and noted that the Fund had improved its performance vis-à-vis its performance universe median for the three-month period ending March 31, 2010. In light of the Fund’s competitive performance against its benchmark and improved performance against its performance universe, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Mid Cap Growth Opportunities Fund. The Board considered that the Fund outperformed or performed competitively against both its performance universe median and its benchmark index for the three- and five-year periods, though it underperformed both its performance universe median and its benchmark index for the one-year period. The Board considered FAF Advisors’ assertion that the Fund’s underperformance during the one-year period could be attributed primarily to the Fund being underweight to economically sensitive, higher beta stocks relative to the Fund’s benchmark and performance universe in March 2009, when those stocks led a market rally. The Board also considered that FAF Advisors subsequently increased the Fund’s holdings in higher beta stocks throughout the year. In light of the Fund’s competitive long-term performance, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Mid Cap Select Fund. The Board considered that the Fund outperformed its benchmark index for the three- and five-year periods, though it underperformed its benchmark index for the one-year period. The Board also considered that the Fund underperformed its performance universe median for all periods. The Board considered FAF Advisors’ assertion that, effective May 4, 2009, the Fund’s principal investment strategy and name were changed and that the Fund began operating as a mid-cap core fund; therefore, comparisons of the Fund’s performance against a mid-cap core performance universe and the Russell Mid Cap Total Return benchmark index for the three- and five-year periods are not particularly meaningful. The Board also considered FAF Advisors’ assertion that, for the one-year period, the Fund’s underperformance was attributable in large part to the Fund’s quantitative focus on companies with strong cash flows rather than on economically sensitive, higher beta

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stocks that led a market rally, and that the Fund’s investment approach will tend to lag during periods of historic market rallies. The Board also considered FAF Advisors’ assertion that the Fund will perform better during periods of normalized economic growth, and the Board noted that the Fund had performed competitively against its performance universe for the three months ending March 31, 2010. In light of the Fund’s limited history operating as a mid-cap core fund and its recent competitive performance, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement.

Mid Cap Value Fund. The Board considered that the Fund outperformed its benchmark index for the three- and five-year periods, though it underperformed its benchmark index for the one-year period. The Board also considered that the Fund underperformed its performance universe median for all periods. The Board noted FAF Advisors’ assertion that the Fund’s underperformance for the one-year period could be attributed primarily to the Fund being underweight to economically sensitive, higher beta stocks in March 2009, when those stocks led a market rally. The Board also considered that FAF Advisors subsequently increased the Fund’s holdings in high beta stocks throughout the year and noted that the Fund had improved its performance vis-à-vis its performance universe median for the three-month period ending March 31, 2010. In light of the foregoing, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Quantitative Large Cap Core Fund. The Board considered that the Fund outperformed its benchmark index for the period since the Fund’s inception on July 31, 2007, though the Fund underperformed its benchmark index for the one-year period. The Board also considered that the Fund underperformed its performance universe median for the one-year period and the period since the Fund’s inception. The Board considered FAF Advisors’ assertion that the Fund’s underperformance vis-à-vis its benchmark index and its performance universe median for the one-year period could be attributed in part to risk-averse positioning in March 2009, during a market rally. The Board also considered FAF Advisors’ assertion that the Fund’s strategy and sector weightings remain sound. In light of the Fund’s competitive performance against its benchmark during the period since the Fund’s inception and FAF Advisors’ market outlook for the Fund, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Real Estate Securities Fund. The Board considered that the Fund outperformed its performance universe median for all periods. The Board also considered that the Fund outperformed its benchmark index for the three- and five-year periods, though it underperformed its benchmark index for the one-year period. In light of the Fund’s competitive performance, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small Cap Growth Opportunities Fund. The Board considered that the Fund outperformed both its performance universe median and its benchmark index for all periods. In light of the Fund’s competitive performance, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small Cap Select Fund. The Board considered that the Fund outperformed or performed competitively against both its performance universe median and its benchmark index for all periods. In light of the Fund’s competitive performance, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small Cap Value Fund. The Board considered that the Fund outperformed its benchmark index for the three- and five-year periods, though it underperformed its benchmark index for the one-year period. The Board also considered that the Fund underperformed its performance universe median for all periods. The Board considered FAF Advisors’ assertion that the Fund’s underperformance during the one-year period could be attributed primarily to the Fund’s investment in higher-quality, lower-beta stocks, whereas during the past year, economically sensitive, higher-beta stocks led a market rally. The Board also considered that FAF Advisors subsequently increased the Fund’s holdings in higher-beta stocks throughout the year, and the Board noted that the Fund outperformed its performance universe median for the three months ending March 31, 2010. In light of the foregoing, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Tactical Market Opportunities Fund. The Board noted that the Fund offers only one class of shares, Class Y Shares. The discussion below relates to the performance of this class. The Board considered that the Fund started operations on December 30, 2009, and that the Fund has a short operating history. The Board also considered that the Fund outperformed its benchmark index for the three-month period since inception, ending March 31, 2010. In light of the Fund’s short operating history and its competitive performance, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ costs in serving as the Funds’ investment manager, including the costs associated with the personnel and systems necessary to manage the Funds. The Board also considered the profitability of FAF Advisors and its

160   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

affiliates resulting from their relationship with each Fund. The Board compared fee and expense information for each Fund to fee and expense information for comparable funds managed by other advisors. The Board also reviewed advisory fees for other funds advised or sub-advised by FAF Advisors and for private accounts managed by FAF Advisors. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are generally lower than the management fees charged by FAF Advisors to investment companies, investment companies receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund’s expense ratio after waivers compared to the median expense ratio after waivers of comparable funds. In connection with its review of Fund fees and expenses, the Board considered FAF Advisors’ pricing philosophy. FAF Advisors attempts generally to maintain each Fund’s total operating expenses at a level that approximates the median of a peer group of funds selected by an independent data service. In addition, FAF Advisors has committed to waive its investment advisory fees to the extent necessary to maintain the Funds’ total expense ratios at levels generally in line with their respective peer groups.

Further detail considered by the Board regarding the advisory fees and expense ratios of each Fund is set forth below:

Global Infrastructure Fund, Equity Income Fund, International Select Fund, Mid Cap Growth Opportunities Fund, Quantitative Large Cap Core Fund, Real Estate Securities Fund, Small Cap Growth Opportunities Fund, Small Cap Value Fund. The Board considered that, after waivers, each Fund’s advisory fee and total expense ratio are lower than the peer group median. The Board concluded that each Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

International Fund, Large Cap Growth Opportunities Fund, Mid Cap Value Fund. The Board considered that, after waivers, each Fund’s advisory fee is higher than the peer group median, but that each Fund’s total expense ratio is lower than the peer group median. The Board concluded that each Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Large Cap Value Fund. The Board considered that, after waivers, the Fund’s advisory fee and total expense ratio are higher than the peer group median, though consistent with FAF Advisors’ pricing philosophy. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Mid Cap Select Fund. The Board considered that, after waivers, the Fund’s advisory fee is lower than the peer group median and that the Fund’s total expense ratio is higher than the peer group median, though consistent with FAF Advisors’ pricing philosophy. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Large Cap Select Fund. The Board considered that, after waivers, the Fund’s advisory fee is higher than the peer group median and that the Fund’s total expense ratio is equal to that of the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Small Cap Select Fund. The Board considered that, after waivers, the Fund’s advisory fee is equal to that of the peer group median and that the Fund’s total expense ratio is lower than the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Tactical Market Opportunities Fund. The Board considered that, at the Fund’s inception, FAF Advisors agreed to waive advisory fees and reimburse expenses through February 28, 2011, so that the total annual fund operating expenses do not exceed 0.95% for the Class Y Shares. The Board concluded that, given the expense limitation and the short time since the approval of the Fund’s initial advisory contract, the Fund’s advisory fee is reasonable in light of the services provided.

Economies of Scale in Providing Investment Advisory Services

The Board considered the extent to which each Fund’s investment advisory fee reflects economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although most Funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The Board considered information presented by FAF Advisors to support its assertion that the median total expense ratio of a Fund’s peer group should reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group and any economies of scale which those funds realize. Therefore, by capping a Fund’s total expense ratio at a level close to the median, Fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules and any such economies of scale. In light of FAF Advisors’ commitment to keep total Fund expenses competitive,

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the Board concluded that it would be reasonable and in the best interest of each Fund and its shareholders to renew the Agreement.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as investment advisor, administrator, transfer agent, distributor, custodian and securities lending agent, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

The Board also considered FAF Advisors’ use of the Funds’ portfolio brokerage transactions to obtain research. The Board concluded, based on its own review and on representations of FAF Advisors and the CCO, that FAF Advisors’ use of “soft” commission dollars was consistent with regulatory requirements.

After full consideration of these and other factors, the Board concluded that approval of the Agreement and the Sub-Advisory Agreements was in the interest of each Fund and its shareholders.

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Directors and Officers of the Funds

Independent Directors
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; Director, Towne Airfreight; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer – Cargo; Independent Director, First American Fund Complex since 1997	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a corporation engaged in strategic planning, operations management, government relations, transportation planning, and public relations; Owner, Chairman, and Chief Executive Officer, ExcensusTM, LLC, a demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

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Independent Directors – concluded
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Board member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800.677.3863 or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

164   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Officers
	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer, FAF Advisors, Inc.; Chief Investment Officer, FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President, FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since December 2004	Mutual Funds Treasurer, FAF Advisors, Inc.

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director and Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer, FAF Advisors, Inc.

Cynthia C. DeRuyter FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1973)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since June 2010	Compliance Director, FAF Advisors, Inc., since March 2010; prior thereto, Compliance Manager, RSM McGladrey, Inc., since March 2006; prior thereto, Compliance Manager, FAF Advisors, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004	Deputy General Counsel, FAF Advisors, Inc.

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc., from September 2004 to May 2006

Michael W. Kremenak FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1978)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since February 2009	Counsel, FAF Advisors, Inc., since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP, a New York City-based law firm, from September 2005 to January 2009

*	Messrs. Schreier, Wilson, Gariboldi, Lui, Ertel and Kremenak, Mses. Stevenson, DeRuyter and Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FAIF.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   165

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information
We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect
We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security
We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose
We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections
You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:

•	First American Funds, Inc.
•	First American Investment Funds, Inc.
•	First American Strategy Funds, Inc.
•	American Strategic Income Portfolio Inc.
•	American Strategic Income Portfolio Inc. II
•	American Strategic Income Portfolio Inc. III
•	American Select Portfolio Inc.
•	American Municipal Income Portfolio Inc.
•	Minnesota Municipal Income Portfolio Inc.
•	First American Minnesota Municipal Income Fund II, Inc.
•	American Income Fund, Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

BOARD OF DIRECTORS	First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; Chair of Saint Paul Riverfront Corporation; former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; Chair of United Educators Insurance Company; former
Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended October 31, 2010. The portfolio managers views are subject to change at any time based upon market or other conditions. This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.
The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

ADMINISTRATOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

TRANSFER AGENT
       U.S. Bancorp Fund Services, LLC
       615 East Michigan Street
       Milwaukee, Wisconsin 53202

CUSTODIANS
       U.S. Bank National Association
       60 Livingston Avenue
       St. Paul, Minnesota 55101

       State Street Bank and Trust Company
       2 Avenue de Lafayette
       Boston, Massachusetts 02111

DISTRIBUTOR
       Quasar Distributors, LLC
       615 East Michigan Street
       Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
       Ernst & Young LLP
       220 South Sixth Street
       Suite 1400
       Minneapolis, Minnesota 55402

COUNSEL
       Dorsey & Whitney LLP
       50 South Sixth Street
       Suite 1500
       Minneapolis, Minnesota 55402

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.3863 or visit FirstAmericanFunds.com.

0285-10  12/2010  AR-STOCK

FIRST AMERICAN FUNDS®

2010 ANNUAL REPORT

October 31, 2010

Index Funds

Mutual fund investing involves risk; principal loss is possible.

 NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to Shareholders  December 14, 2010

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended October 31, 2010.

This report includes portfolio commentaries, comparative performance graphs and tables, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, FirstAmericanFunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

As announced on July 29, 2010, U.S. Bancorp has entered into an agreement to sell a portion of the asset management business of FAF Advisors, the funds’ advisor, to Nuveen Investments. Included in the sale will be that part of FAF Advisors’ business that advises the funds. Subject to the approval of the funds’ board of directors and shareholders, along with other conditions related to the closing of the sale, Nuveen Asset Management, a subsidiary of Nuveen Investments, will become the advisor to the funds. The sale is currently expected to close by the end of 2010. There will be no change in the funds’ investment objectives or policies as a result of the transaction.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.3863.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   1

Explanation of Financial Statements

As a shareholder in First American Funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (common stock, bonds, etc.) and by industry classification (banking, communications, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to the Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund and present the fund’s net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from securities as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results, distributions to shareholders, and shareholder transactions during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios can vary across funds for a number of reasons, including differences in advisory fees and the average shareholder account size. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase and sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource. You can visit First American Funds’ website for other useful information on each of our funds, including fund prices, performance, fund manager bios, dividends, and downloadable fact sheets. For more information, call First American Investor Services at 800.677.3863 or visit FirstAmericanFunds.com.

2   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Equity Index Fund

Investment Objective: to provide investment results that correspond to the performance of the Standard & Poor’s
500 Index* (“S&P 500 Index”).

How did the fund perform for the fiscal year ended October 31, 2010?
The First American Equity Index Fund (the “fund”), Class Y shares, returned 16.18% for the fiscal year ended October 31, 2010 (Class A shares returned 15.94% without taking the sales charge into account). By comparison, the fund’s benchmark, the S&P 500 Index*, returned 16.52% for the same period.

How did market conditions affect stock market performance during the fiscal year?
U.S. equities performed well during the past 12 months, continuing their rebound from the 2008-2009 drop. While the U.S. government continued its stimulative fiscal positioning, incremental monies have slowed, and these only roughly offset the contractionary effects of individual and corporate reductions in debt levels. It is in this context that the Federal Reserve Bank announced its “Quantitative Easing 2,” a program to buy up Treasury bonds which should drive investors to invest in riskier asset classes such as corporate debt and equities.

So far, investors have indeed returned to the riskier asset classes, restoring price levels in those markets. While this has helped the spirits and bottom lines of investors, the rebound in the overall economy has sputtered out, not enjoying the strength that is typical following recessions. An additional six million Americans are still out of work compared to two years ago and our country’s industrial capacity remains underutilized. This growth capacity means that demand stimulus need not be inflationary, so we expect the Fed to continue with its announced programs and possibly expand them.

The current view in Washington is substantially less inclined to driving up demand, and more supportive of protecting the long-term value of investors’ assets. While the federal budget almost certainly will continue to be in deficit for years, cutting less productive spending will be a priority. We expect the stimulus to support modest growth unless a major “austerity” mentality takes over at the Fed.

The third quarter’s strong earnings reports continued the pattern of earnings growth divergence from underlying economic performance, at least as it relates to the U.S. economy. The outperformance of corporate profits relative to the broader economy reflects continued margin expansion and productivity gains in the corporate sector. Our earnings outlook has been premature in anticipating a convergence of corporate earnings with the performance of the economy. However, with profit margins at near-record levels in the third quarter, material costs rising, and more hours worked, this will likely be a 2011 story.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101 (% of net assets)

First American Prime Obligations Fund, Class Z	4.2%
Exxon Mobil	3.0
Apple	2.4
Microsoft	1.8
Procter & Gamble	1.6
IBM	1.6
Johnson & Johnson	1.6
General Electric	1.5
AT&T	1.5
Chevron	1.5

 Sector Allocation as of October 31, 20101 (% of net assets)

Information Technology	18.3%
Financials	14.5
Healthcare	10.9
Consumer Staples	10.6
Energy	10.5
Consumer Discretionary	10.2
Industrials	10.2
Materials	3.5
Utilities	3.4
Telecommunication Services	3.0
Short-Term Investments	4.9

100.0%

[1]	Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments and do not reflect the impact on sector allocation of holding derivative instruments, such as futures contracts. See note 2 in Notes to Financial Statements and the fund’s Schedule of Investments for derivatives held at October 31, 2010.

[2]	Investments typically comprise substantially all the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   3

Equity Index Fund

What will be the likely developments in the equity markets in the coming fiscal year?
Leading indicators for the U.S. economy point to a modest growth rate with very restrained price increases. On the first point, much of the rebound for the recovery so far has been from rebuilding inventories, an effect that usually retreats in importance, while growth in final demand has been very modest. On the latter point, the very high unemployment rates, together with continued increases in productivity and a still-increasing ability to offshore many high-cost jobs, has resulted in declining labor costs per unit of output. Corporate profits are alone in having shown the “V-shaped” recovery pattern that some had hoped for the whole economy.

In a climate of modest growth but favorable price and profit drivers, equities should be able to gain, although we do not expect the rate of change that we have had in the rebound from the recession. In terms of policy uncertainties, investors will be watching the mix of fiscal and monetary stimulus carefully for signs that might favor a resurgence in consumer sentiment and spending. Given that mortgages are the largest single asset on most banks’ balance sheets and that homes are the largest source of net wealth for many Americans, the recovery of home prices will be key in spending and borrowing decisions. This, in turn, will show up in demand for discretionary goods.

At this writing, international trade levels are continuing to improve, which will help U.S. firms oriented to exports. Much of the trade increase is expected in emerging markets that are positioned to continue their high growth rates. In contrast, Europe has a couple of strong economies; however, peripheral Europe is still struggling to deal with high debt levels without the flexibility enjoyed by policymakers in the United States. That may give the United States an edge in capturing the growth in 2011 and beyond.

Fund overview
The fund is invested to replicate the S&P 500 Index* as closely as possible with consideration given to turnover costs and fees. As a result, the fund performed very similarly to the index. The index includes 500 leading companies in the major industries of the U.S. economy and covers about 75% of the dollar value of all traded stocks in the U.S. market.

The three best-performing sectors for the fiscal year were consumer discretionary, industrials, and telecommunication services, which were up 33%, 29%, and 25%, respectively. The three lowest-performing sectors were financials, energy, and healthcare, which gained 5%, 7%, and 13%, respectively.

In recent years, Standard & Poor’s has shifted its membership, causing the index to be more closely aligned with the largest 500 publicly traded companies in the economy. Thus, the index now reflects some of the most successful firms over the past couple of years, with dramatically increased weights given to companies such as Google and Apple. Unlike a decade ago, however, when many technology firms were bid to exceptional price/earnings multiples, investors are now watching tech earnings scrupulously. Therefore, we do not believe this phenomenon reflects the same bubble-making mentality.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

4   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2

	October 31, 2010				September 30, 2010*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	9.55%	0.15%	(1.06)%	—	3.56%	(0.93)%	(1.47)%	—

Class B	10.07%	0.15%	(1.24)%	—	3.77%	(0.93)%	(1.65)%	—

Class C	14.05%	0.53%	(1.25)%	—	7.80%	(0.56)%	(1.66)%	—

Average annual return without sales charge (NAV)
Class A	15.94%	1.28%	(0.50)%	—	9.59%	0.19%	(0.91)%	—

Class B	15.07%	0.53%	(1.24)%	—	8.77%	(0.56)%	(1.65)%	—

Class C	15.05%	0.53%	(1.25)%	—	8.80%	(0.56)%	(1.66)%	—

Class R	15.63%	1.03%	—	3.12%	9.34%	(0.06)%	—	2.73%

Class Y	16.18%	1.54%	(0.25)%	—	9.93%	0.45%	(0.66)%	—

S&P 500 Index[3]	16.52%	1.73%	(0.02)%	3.81%	10.16%	0.64%	(0.43)%	3.42%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

As of the most recent prospectus, the fund’s total annual operating expense ratio, before waivers and including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class B, Class C, Class R, and Class Y shares was 0.79%, 1.54%, 1.54%, 1.04%, and 0.54%, respectively. The advisor has contractually agreed to waive fees through February 28, 2011, so that total annual fund operating expenses, not including any acquired fund fees and expenses, for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 0.62%, 1.37%, 1.37%, 0.87%, and 0.37%, respectively. These fee waivers may be terminated at any time after February 28, 2011, at the discretion of the advisor. Prior to that time, such waivers may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2010

Equity Index Fund, Class A (NAV)	$9,514

Equity Index Fund, Class A (POP)	$8,989

S&P 500 Index[3]	$9,983

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/2000 to 10/31/2010) as compared to the S&P 500 Index3.

[2]	Performance does not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged, market capitalization-weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   5

Mid Cap Index Fund

Investment Objective: to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400 Index* (“S&P MidCap 400 Index”).

How did the fund perform for the fiscal year ended October 31, 2010?
The First American Mid Cap Index Fund (the “fund”), Class Y shares, returned 27.13% for the fiscal year ended October 31, 2010 (Class A shares returned 26.79% without taking the sales charge into account). By comparison, the fund’s benchmark, the S&P MidCap 400 Index*, returned 27.64% for the same period.

How did market conditions affect stock market performance during the fiscal year?
U.S. equities performed well during the past 12 months, continuing their rebound from the 2008-2009 drop. While the U.S. government continued its stimulative fiscal positioning, incremental monies have slowed, and these only roughly offset the contractionary effects of individual and corporate reductions in debt levels. It is in this context that the Federal Reserve Bank announced its “Quantitative Easing 2,” a program to buy up Treasury bonds which should drive investors to invest in riskier asset classes such as corporate debt and equities.

So far, investors have indeed returned to the riskier asset classes, restoring price levels in those markets. While this has helped the spirits and bottom lines of investors, the rebound in the overall economy has sputtered out, not enjoying the strength that is typical following recessions. An additional six million Americans are still out of work compared to two years ago and our country’s industrial capacity remains underutilized. This growth capacity means that demand stimulus need not be inflationary, so we expect the Fed to continue with its announced programs and possibly expand them.

The current view in Washington is substantially less inclined to driving up demand, and more supportive of protecting the long-term value of investors’ assets. While the federal budget almost certainly will continue to be in deficit for years, cutting less productive spending will be a priority. We expect the stimulus to support modest growth unless a major “austerity” mentality takes over at the Fed.

The third quarter’s strong earnings reports continued the pattern of earnings growth divergence from underlying economic performance, at least as it relates to the U.S. economy. The outperformance of corporate profits relative to the broader economy reflects continued margin expansion and productivity gains in the corporate sector. Our earnings outlook has been premature in anticipating a convergence of corporate earnings with the performance of the economy. However, with profit margins at near-record levels in the third quarter, material costs rising, and more hours worked, this will likely be a 2011 story.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101 (% of net assets)

First American Prime Obligations Fund, Class Z	3.4%
F5 Networks	0.9
U.S. Treasury Bill, 0.185%, 11/04/2010	0.9
Newfield Exploration	0.7
Vertex Pharmaceuticals	0.7
Netflix	0.7
New York Community Bancorp	0.7
Joy Global	0.7
Edwards Lifesciences	0.7
Lubrizol	0.6

 Sector Allocation as of October 31, 20101 (% of net assets)

Financials	18.9%
Information Technology	15.3
Industrials	14.8
Consumer Discretionary	13.4
Healthcare	10.7
Materials	6.3
Energy	6.0
Utilities	5.9
Consumer Staples	3.5
Telecommunication Services	0.8
Short-Term Investments	4.3
Other Assets and Liabilities, Net[2]	0.1

100.0%

[1]	Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments and do not reflect the impact on sector allocation of holding derivative instruments, such as futures contracts. See note 2 in Notes to Financial Statements and the fund’s Schedule of Investments for derivatives held at October 31, 2010.

[2]	Investments typically comprise substantially all the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

6   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

What will be the likely developments in the equity markets in the coming fiscal year?
Leading indicators for the U.S. economy point to a modest growth rate with very restrained price increases. On the first point, much of the rebound for the recovery so far has been from rebuilding inventories, an effect that usually retreats in importance, while growth in final demand has been very modest. On the latter point, the very high unemployment rates, together with continued increases in productivity and a still-increasing ability to offshore many high-cost jobs, has resulted in declining labor costs per unit of output. Corporate profits are alone in having shown the “V-shaped” recovery pattern that some had hoped for the whole economy.

In a climate of modest growth but favorable price and profit drivers, equities should be able to gain, although we do not expect the rate of change that we have had in the rebound from the recession. In terms of policy uncertainties, investors will be watching the mix of fiscal and monetary stimulus carefully for signs that might favor a resurgence in consumer sentiment and spending. Given that mortgages are the largest single asset on most banks’ balance sheets and that homes are the largest source of net wealth for many Americans, the recovery of home prices will be key in spending and borrowing decisions. This, in turn, will show up in demand for discretionary goods.

At this writing, international trade levels are continuing to improve, which will help U.S. firms oriented to exports. Much of the trade increase is expected in emerging markets that are positioned to continue their high growth rates. In contrast, Europe has a couple of strong economies; however, peripheral Europe is still struggling to deal with high debt levels without the flexibility enjoyed by policymakers in the United States. That may give the United States an edge in capturing the growth in 2011 and beyond.

Fund overview
The fund is invested to replicate the S&P MidCap 400 Index* as closely as possible with consideration given to turnover costs and fees. As a result, the fund performed very similarly to the index. The index includes stocks that reflect the risk and return characteristics of the broader mid-cap universe. Mid-cap stocks are now being recognized as an independent asset class and the capitalization range of this index covers about 10% of U.S. equities market.

The three best-performing sectors for the fiscal year were materials, information technology, and consumer discretionary, which were up 37%, 34%, and 30%, respectively. The three lowest-performing sectors were financials, energy, and healthcare, which gained 23%, 24%, and 24%, respectively.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   7

Mid Cap Index Fund

 Annual Performance1,2

	October 31, 2010					September 30, 2010*
				Since Inception					Since Inception
	1 year	5 years	10 years	11/27/2000	9/24/2001	1 year	5 years	10 Years	11/27/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	19.87%	3.24%	4.75%	—	—	10.58%	2.12%	4.03%	—	—

Class C	24.86%	3.66%	—	—	7.76%	15.13%	2.50%	—	—	7.44%

Average annual return without sales charge (NAV)
Class A	26.79%	4.42%	5.35%	—	—	17.01%	3.27%	4.62%	—	—

Class C	25.86%	3.66%	—	—	7.76%	16.13%	2.50%	—	—	7.44%

Class R	26.48%	4.15%	—	5.56%	—	16.63%	3.00%	—	5.25%	—

Class Y	27.13%	4.69%	5.63%	—	—	17.26%	3.53%	4.89%	—	—

S&P MidCap 400 Index[3]	27.64%	4.93%	6.12%	6.49%	9.24%	17.78%	3.77%	5.40%	6.18%	8.92%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00% for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

As of the most recent prospectus, the fund’s total annual operating expense ratio, before waivers and including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class C, Class R, and Class Y shares was 0.94%, 1.69%, 1.19%, and 0.69%, respectively. The advisor has contractually agreed to waive fees through February 28, 2011, so that total annual fund operating expenses not including any acquired fund fees and expenses, for Class A, Class C, Class R, and Class Y shares do not exceed 0.75%, 1.50%, 1.00%, and 0.50%, respectively. These fee waivers may be terminated at any time after February 28, 2011, at the discretion of the advisor. Prior to that time, such waivers may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment 1,2,4  as of October 31, 2010

Mid Cap Index Fund, Class A (NAV)	$16,834

Mid Cap Index Fund, Class A (POP)	$15,910

S&P MidCap 400 Index[3]	$18,112

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/2000 to 10/31/2010) as compared to the S&P MidCap 400 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged, market value-weighted index of 400 mid-cap companies.

[4]	Performance for Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

8   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Small Cap Index Fund

Investment Objective: to provide investment results that correspond to the performance of the Russell 2000 Index*.

How did the fund perform for the fiscal year ended October 31, 2010?
The First American Small Cap Index Fund (the “fund”), Class Y shares, returned 26.22% for the fiscal year ended October 31, 2010 (Class A shares returned 25.91% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Index*, returned 26.58% for the same period.

How did market conditions affect stock market performance during the fiscal year?
U.S. equities performed well during the past 12 months, continuing their rebound from the 2008-2009 drop. While the U.S. government continued its stimulative fiscal positioning, incremental monies have slowed, and these only roughly offset the contractionary effects of individual and corporate reductions in debt levels. It is in this context that the Federal Reserve Bank announced its “Quantitative Easing 2,” a program to buy up Treasury bonds which should drive investors to invest in riskier asset classes such as corporate debt and equities.

So far, investors have indeed returned to the riskier asset classes, restoring price levels in those markets. While this has helped the spirits and bottom lines of investors, the rebound in the overall economy has sputtered out, not enjoying the strength that is typical following recessions. An additional six million Americans are still out of work compared to two years ago and our country’s industrial capacity remains underutilized. This growth capacity means that demand stimulus need not be inflationary, so we expect the Fed to continue with its announced programs and possibly expand them.

The current view in Washington is substantially less inclined to driving up demand, and more supportive of protecting the long-term value of investors’ assets. While the federal budget almost certainly will continue to be in deficit for years, cutting less productive spending will be a priority. We expect the stimulus to support modest growth unless a major “austerity” mentality takes over at the Fed.

The third quarter’s strong earnings reports continued the pattern of earnings growth divergence from underlying economic performance, at least as it relates to the U.S. economy. The outperformance of corporate profits relative to the broader economy reflects continued margin expansion and productivity gains in the corporate sector. Our earnings outlook has been premature in anticipating a convergence of corporate earnings with the performance of the economy. However, with profit margins at near-record levels in the third quarter, material costs rising, and more hours worked, this will likely be a 2011 story.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20101 (% of net assets)

First American Prime Obligations Fund, Class Z	3.6%
U.S. Treasury Bill, 0.185%, 11/04/2010	1.4
Riverbed Technology	0.3
TIBCO Software	0.3
Sotheby’s Holdings, Class A	0.3
VeriFone Holdings	0.3
Nordson	0.2
Parametric Technology	0.2
Brigham Exploration	0.2
Rackspace Hosting	0.2

 Sector Allocation as of October 31, 20101 (% of net assets)

Financials	19.8%
Information Technology	18.0
Industrials	14.7
Consumer Discretionary	13.1
Healthcare	11.9
Energy	5.3
Materials	5.3
Utilities	3.0
Consumer Staples	2.8
Telecommunication Services	1.0
Short-Term Investments	5.0
Other Assets and Liabilities, Net[2]	0.1

100.0%

[1]	Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments and do not reflect the impact on sector allocation of holding derivative instruments, such as futures contracts. See note 2 in Notes to Financial Statements and the fund’s Schedule of Investments for derivatives held at October 31, 2010.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   9

Small Cap Index Fund

What will be the likely developments in the equity markets in the coming fiscal year?
Leading indicators for the U.S. economy point to a modest growth rate with very restrained price increases. On the first point, much of the rebound for the recovery so far has been from rebuilding inventories, an effect that usually retreats in importance, while growth in final demand has been very modest. On the latter point, the very high unemployment rates, together with continued increases in productivity and a still-increasing ability to offshore many high-cost jobs, has resulted in declining labor costs per unit of output. Corporate profits are alone in having shown the “V-shaped” recovery pattern that some had hoped for the whole economy.

In a climate of modest growth but favorable price and profit drivers, equities should be able to gain, although we do not expect the rate of change that we have had in the rebound from the recession. In terms of policy uncertainties, investors will be watching the mix of fiscal and monetary stimulus carefully for signs that might favor a resurgence in consumer sentiment and spending. Given that mortgages are the largest single asset on most banks’ balance sheets and that homes are the largest source of net wealth for many Americans, the recovery of home prices will be key in spending and borrowing decisions. This, in turn, will show up in demand for discretionary goods.

At this writing, international trade levels are continuing to improve, which will help U.S. firms oriented to exports. Much of the trade increase is expected in emerging markets that are positioned to continue their high growth rates. In contrast, Europe has a couple of strong economies; however, peripheral Europe is still struggling to deal with high debt levels without the flexibility enjoyed by policymakers in the United States. That may give the United States an edge in capturing the growth in 2011 and beyond.

Fund overview
The fund is invested to replicate the Russell 2000 Index* as closely as possible with consideration given to turnover costs and fees. As a result, the fund performed very similarly to the index. The index includes the traded shares of U.S. companies ranked 1,001 through 3,000 in size, thereby skipping large- and mid-capitalization names in the list of investable companies.

The three best-performing sectors for the fiscal year were materials, information technology, and consumer discretionary, which were up 39%, 36%, and 29% respectively. The three lowest-performing sectors were healthcare, financials, and telecommunication services, which gained 19%, 20%, and 21% respectively.

The Frank Russell Company, which sponsors the index, re-computes the overall U.S. stock rankings in the middle of each summer. As a result, Russell 2000 companies that have had sharply better returns than their peers, or Russell 1000 companies that have lagged since the prior reconstitution, shift from one index to the other in the process. Although turnover is controlled somewhat, the Russell 2000 Index* maintains a distinct small-company focus in this way, with smaller firms joining to replace the companies that graduate to the Russell 1000. Typically, due to mergers, acquisitions, or re-incorporating outside of the United States, the list of Russell 1000 companies shrinks enough by reconstitution that relatively few less-successful firms are demoted into the Russell 2000.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

10   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2

	October 31, 2010				September 30, 2010*
				Since				Since
				Inception				Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	18.98%	1.49%	4.13%	—	6.63%	0.06%	3.77%	—

Class C	23.93%	1.88%	—	6.23%	10.98%	0.44%	—	5.84%

Average annual return without sales charge (NAV)
Class A	25.91%	2.64%	4.72%	—	12.79%	1.20%	4.36%	—

Class C	24.93%	1.88%	—	6.23%	11.98%	0.44%	—	5.84%

Class R	25.55%	2.39%	4.49%	—	12.45%	0.94%	4.14%	—

Class Y	26.22%	2.89%	4.94%	—	13.09%	1.45%	4.58%	—

Russell 2000 Index[3]	26.58%	3.07%	4.89%	7.98%	13.35%	1.60%	4.00%	7.58%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00% for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

As of the most recent prospectus, the fund’s total annual operating expense ratio, before waivers and including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class C, Class R, and Class Y shares was 1.71%, 2.46%, 1.96%, and 1.46%, respectively. The advisor has contractually agreed to waive fees through February 28, 2011, so that total annual fund operating expenses, not including any acquired fund fees and expenses, for Class A, Class C, Class R, and Class Y shares do not exceed 0.83%, 1.58%, 1.08%, and 1.58%, respectively. These fee waivers may be terminated at any time after February 28, 2011, at the discretion of the advisor. Prior to that time, such waivers may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment 1,2,4  as of October 31, 2010

Small Cap Index Fund, Class A (NAV)	$15,855

Small Cap Index Fund, Class A (POP)	$14,985

Russell 2000 Index[3]	$16,121

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/2000 to 10/31/2010) as compared to the Russell 2000 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On September 24, 2001, the Small Cap Index Fund became the successor by merger to the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar Small Cap Index Fund. The Firstar Small Cap Index Fund was organized on December 11, 2000, and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

[3]	An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

[4]	Performance for Class C, Class R and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   11

Expense Examples

As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested in a fund at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 Equity Index Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[2]	$1,000.00	$1,004.50	$3.08

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$3.11

Class B Actual[2]	$1,000.00	$1,001.00	$6.86

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92

Class C Actual[2]	$1,000.00	$1,000.70	$6.86

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92

Class R Actual[2]	$1,000.00	$1,003.70	$4.34

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38

Class Y Actual[2]	$1,000.00	$1,005.80	$1.82

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,023.39	$1.84

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.61%, 1.36%, 1.36%, 0.86%, and 0.36% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2010 of 0.45%, 0.10%, 0.07%, 0.37%, and 0.58% for Class A, Class B, Class C, Class R, and Class Y, respectively.

12   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Mid Cap Index Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[2]	$1,000.00	$1,011.80	$3.75

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77

Class C Actual[2]	$1,000.00	$1,008.60	$7.54

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

Class R Actual[2]	$1,000.00	$1,010.20	$5.02

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

Class Y Actual[2]	$1,000.00	$1,013.50	$2.49

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$2.50

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.74%, 1.49%, 0.99%, and 0.49% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2010 of 1.18%, 0.86%, 1.02%, and 1.35% for Class A, Class C, Class R, and Class Y, respectively.

 Small Cap Index Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/10 to
	Value (5/01/10)	Value (10/31/10)	10/31/10)

Class A Actual[4]	$1,000.00	$985.10	$3.80

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87

Class C Actual[4]	$1,000.00	$981.40	$7.54

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.68

Class R Actual[4]	$1,000.00	$983.70	$5.05

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

Class Y Actual[4]	$1,000.00	$986.10	$2.55

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	$2.60

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.76%, 1.51%, 1.01%, and 0.51% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2010 of -1.49%, -1.86%, -1.63%, and -1.39% for Class A, Class C, Class R, and Class Y, respectively.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   13

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14   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Equity Index, Mid Cap Index, and Small Cap Index Funds (series of First American Investment Funds, Inc) (collectively, the “funds”), including the schedule of investments, as of October 31, 2010, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above of First American Investment Funds, Inc. at October 31, 2010, the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 23, 2010

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   15

Schedule of Investments  October 31, 2010, all dollars are rounded to thousands (000)

Equity Index Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 95.1%
Consumer Discretionary – 10.2%
Abercrombie & Fitch, Class A	7,025	$301
Amazon.com ▼ ●	28,183	4,654
Apollo Group, Class A ●	9,880	370
AutoNation ▼ ●	7,099	165
AutoZone ●	2,510	596
Bed Bath & Beyond ▼ ●	21,807	957
Best Buy	27,551	1,184
Big Lots ●	7,113	223
CarMax ▼ ●	11,726	363
Carnival ▼	34,477	1,488
CBS, Class B ▼	56,117	950
Coach	24,299	1,215
Comcast, Class A ▼	224,712	4,625
D.R. Horton ▼	22,046	230
Darden Restaurants	11,196	512
DeVry ▼	5,408	259
DIRECTV, Class A ●	72,377	3,146
Discovery Communications, Class A ▼ ●	23,379	1,043
Eastman Kodak ▼ ●	21,397	101
Expedia	16,514	478
Family Dollar Stores ▼	10,436	482
Ford Motor ▼ ●	273,982	3,872
Fortune Brands	12,131	656
GameStop, Class A ▼ ●	12,171	239
Gannett ▼	21,468	254
Gap	35,751	680
Genuine Parts ▼	12,647	605
Goodyear Tire & Rubber ●	20,344	208
H&R Block	26,219	309
Harley-Davidson	18,752	575
Harman International Industries ●	5,537	186
Hasbro	10,426	482
Home Depot	133,823	4,132
International Game Technology	23,741	370
Interpublic Group of Companies ▼ ●	38,968	403
J.C. Penney	18,813	587
Johnson Controls ▼	53,574	1,881
Kohl’s ●	24,522	1,256
Leggett & Platt	11,793	240
Lennar, Class A ▼	12,960	188
Limited Brands	21,495	632
Lowe’s	113,820	2,428
Macy’s ▼	33,616	795
Marriott International, Class A ▼	20,887	774
Mattel ▼	29,047	678
McDonald’s	85,640	6,661
McGraw-Hill ▼	27,095	1,020
New York Times, Class A ▼ ●	10,013	77
Newell Rubbermaid	22,155	391
News, Class A	179,491	2,595
Nike, Class B ▼	30,945	2,520
Nordstrom ▼	13,260	511
Office Depot ●	21,940	99
Omnicom Group	24,445	1,075
O’Reilly Automotive ▼ ●	9,877	578
Polo Ralph Lauren ▼	4,924	477
Priceline.com ▼ ●	3,855	1,453
Pulte Group ▼ ●	26,817	211
RadioShack	9,985	201
Ross Stores	9,595	566
Scripps Networks Interactive, Class A	6,326	322
Sears Holdings ▼ ●	4,117	296
Sherwin-Williams	7,340	536
Stanley Black & Decker	12,773	791
Staples ▼	58,130	1,190
Starbucks	59,339	1,690
Starwood Hotels & Resorts Worldwide ▼	15,146	820
Target	58,498	3,037
Tiffany & Company ▼	10,838	574
Time Warner	90,765	2,951
Time Warner Cable ▼	29,319	1,697
TJX	32,347	1,484
Urban Outfitters ▼ ●	9,216	284
VF ▼	7,015	584
Viacom, Class B	48,372	1,867
Walt Disney ▼	155,978	5,631
Washington Post, Class B ▼	110	44
Whirlpool	5,982	454
Wyndham Worldwide ▼	14,333	412
Wynn Resorts	6,002	643
Yum! Brands	37,226	1,845

		91,359

Consumer Staples – 10.6%
Altria Group	164,654	4,186
Archer-Daniels-Midland	51,212	1,706
Avon Products	34,118	1,039
Brown-Forman, Class B ▼	8,475	515
Campbell Soup ▼	15,158	549
Clorox	11,217	746
Coca-Cola ▼	183,731	11,267
Coca-Cola Enterprises	25,904	622
Colgate-Palmolive	39,060	3,012
ConAgra Foods	35,484	798
Constellation Brands, Class A ▼ ●	15,276	301
Costco Wholesale	34,981	2,196
CVS Caremark	108,379	3,264
Dean Foods ●	14,455	150
Dr. Pepper Snapple Group ▼	19,567	715
Estee Lauder, Class A	9,412	670
General Mills	52,845	1,984
H.J. Heinz	25,185	1,237
Hershey	13,211	654
Hormel Foods	4,374	201
JM Smucker	10,852	698
Kellogg ▼	20,327	1,022
Kimberly-Clark	32,785	2,077
Kraft Foods, Class A ▼	138,831	4,480
Kroger	51,125	1,125
Lorillard	12,081	1,031
McCormick	11,860	524
Mead Johnson Nutrition ▼	13,957	821
Molson Coors Brewing, Class B	12,566	593
PepsiCo	127,220	8,308
Philip Morris International	145,945	8,537
Procter & Gamble	228,692	14,538
Reynolds American	13,463	874
Safeway ▼	31,481	721
Sara Lee	52,663	755
SUPERVALU ▼	16,957	183
Sysco	47,113	1,388
Tyson Foods, Class A ▼	24,317	378
Walgreen	77,921	2,640
Wal-Mart Stores	159,331	8,631
Whole Foods Market ▼ ●	12,739	506

		95,642

Energy – 10.5%
Anadarko Petroleum	39,401	2,426
Apache ▼	27,104	2,738
Baker Hughes	34,341	1,591

The accompanying notes are an integral part of the financial statements.

16   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Equity Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Cabot Oil & Gas ▼	9,342	$271
Cameron International ▼ ●	19,448	851
Chesapeake Energy	51,838	1,125
Chevron	159,967	13,215
ConocoPhillips	118,528	7,041
CONSOL Energy	17,976	661
Denbury Resources ▼ ●	31,806	541
Devon Energy	35,591	2,314
Diamond Offshore Drilling	5,535	366
El Paso	56,045	743
EOG Resources	20,161	1,930
Exxon Mobil	407,124	27,061
FMC Technologies ▼ ●	9,848	710
Halliburton	72,362	2,305
Helmerich & Payne	8,648	370
Hess	23,272	1,467
Marathon Oil	56,504	2,010
Massey Energy	8,200	345
Murphy Oil	15,858	1,033
Nabors Industries ●	22,713	475
National Oilwell Varco	33,371	1,794
Noble Energy	13,906	1,133
Occidental Petroleum	64,680	5,086
Peabody Energy	21,407	1,132
Pioneer Natural Resources ▼	9,232	644
QEP Resources ▼	13,945	461
Range Resources	12,696	475
Rowan ▼ ●	9,112	300
Schlumberger	108,780	7,603
Southwestern Energy ▼ ●	27,570	933
Spectra Energy	52,596	1,250
Sunoco	10,527	394
Tesoro ▼	11,247	146
Valero Energy	45,106	810
Williams	46,531	1,001

		94,751

Financials – 14.5%
ACE	21,048	1,251
Aflac	37,395	2,090
Allstate	42,838	1,306
American Express	90,693	3,761
American International Group ▼ ●	10,756	452
Ameriprise Financial	20,369	1,053
AON	21,117	839
Apartment Investment & Management, Class A – REIT	9,304	217
Assurant	8,634	341
AvalonBay Communities – REIT	6,784	721
Bank of America	799,015	9,141
Bank of New York Mellon	96,598	2,421
BB&T ▼	55,118	1,290
Berkshire Hathaway, Class B ▼ ●	131,884	10,494
Boston Properties – REIT	11,072	954
Capital One Financial	36,358	1,355
CB Richard Ellis Group ●	23,070	423
Charles Schwab ▼	77,941	1,200
Chubb ▼	26,024	1,510
Cincinnati Financial ▼	12,980	382
Citigroup ▼ ●	2,030,214	8,466
CME Group	5,231	1,515
Comerica	14,043	502
Discover Financial Services	43,310	764
E *TRADE Financial ●	15,818	226
Equity Residential Properties Trust – REIT	22,580	1,098
Federated Investors, Class B ▼	7,070	176
Fifth Third Bancorp ▼	63,299	795
First Horizon National ●	15,975	161
Franklin Resources	11,769	1,350
Genworth Financial, Class A ●	39,610	449
Goldman Sachs Group ▼	41,057	6,607
Hartford Financial Services Group	35,368	848
HCP – REIT	24,701	889
Health Care – REIT ▼	8,504	435
Host Hotels & Resorts – REIT	52,418	833
Hudson City Bancorp	37,744	440
Huntington Bancshares ▼	57,068	324
IntercontinentalExchange ●	5,889	676
Invesco ▼	37,231	856
Janus Capital Group ▼	14,632	155
JPMorgan Chase	316,860	11,924
KeyCorp	70,015	573
Kimco Realty – REIT ▼	32,303	557
Legg Mason	13,113	407
Leucadia National ●	15,114	384
Lincoln National	25,232	618
Loew’s ▼	27,996	1,105
M&T Bank ▼	6,627	495
Marsh & McLennan	43,103	1,077
Marshall & Ilsley	41,989	248
MetLife ▼	72,229	2,913
Moody’s ▼	15,666	424
Morgan Stanley	111,321	2,769
NASDAQ OMX Group ▼ ●	12,375	260
Northern Trust	19,260	956
NYSE Euronext	20,786	637
Peoples United Financial	28,592	352
Plum Creek Timber – REIT ▼	12,979	478
PNC Financial Services Group	41,894	2,258
Principal Financial Group	25,463	683
Progressive	53,391	1,130
ProLogis – REIT ▼	40,897	558
Prudential Financial ▼	37,112	1,951
Public Storage – REIT	10,820	1,074
Regions Financial ▼	99,461	627
Simon Property Group – REIT	23,308	2,238
SLM ●	38,685	460
State Street	39,956	1,669
SunTrust Banks	39,810	996
T. Rowe Price Group ▼	20,671	1,142
Torchmark ▼	6,536	374
Travelers	39,448	2,178
U.S. Bancorp ◖	152,660	3,692
Unum Group	26,505	594
Ventas – REIT	13,553	726
Vornado Realty Trust – REIT	12,924	1,129
Wells Fargo	414,932	10,822
XL Group	27,244	576
Zions Bancorporation ▼	12,763	264

		130,084

Healthcare – 10.9%
Abbott Laboratories	122,929	6,309
Aetna	33,839	1,010
Allergan	24,490	1,773
AmerisourceBergen	22,499	738
Amgen ●	76,290	4,364
Baxter International	46,552	2,370
Becton, Dickinson & Company	18,582	1,403
Biogen Idec ▼ ●	20,012	1,255
Boston Scientific ●	120,758	770
Bristol-Myers Squibb	136,953	3,684

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   17

Schedule of Investments  October 31, 2010, all dollars are rounded to thousands (000)

Equity Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

C.R. Bard	7,573	$629
Cardinal Health	28,836	1,000
CareFusion ●	15,260	368
Celgene ●	36,703	2,278
Cephalon ▼ ●	5,989	398
Cerner ▼ ●	2,808	247
CIGNA	22,034	775
Coventry Health Care ▼ ●	11,782	276
DaVita ●	8,799	631
DENTSPLY International	9,822	308
Eli Lilly	80,539	2,835
Express Scripts ●	43,649	2,119
Forest Laboratories ●	23,140	765
Genzyme ●	21,135	1,524
Gilead Sciences ●	66,806	2,650
Hospira ●	13,211	786
Humana ●	13,555	790
Intuitive Surgical ●	3,176	835
Johnson & Johnson	219,423	13,970
King Pharmaceuticals ●	19,881	281
Laboratory Corporation of America ▼ ●	8,186	666
Life Technologies ●	14,721	739
McKesson	20,827	1,374
Medco Health Solutions ●	34,826	1,830
Medtronic	87,726	3,090
Merck	245,164	8,895
Mylan ▼ ●	24,596	500
Patterson Companies	7,651	212
PerkinElmer	9,383	220
Pfizer	640,933	11,152
Quest Diagnostics	11,972	588
St. Jude Medical ●	26,024	997
Stryker ▼	22,118	1,095
Tenet Healthcare ●	37,267	162
Thermo Fisher Scientific ●	32,684	1,680
UnitedHealth Group	90,524	3,264
Varian Medical Systems ●	9,838	622
Waters ●	8,015	594
Watson Pharmaceuticals ●	8,531	398
WellPoint ●	31,844	1,730
Zimmer Holdings ●	16,152	766

		97,715

Industrials – 10.2%
3M	56,788	4,783
Avery Dennison	8,795	320
Boeing	60,449	4,270
C.H. Robinson Worldwide ▼	13,212	931
Caterpillar	49,994	3,929
Cintas ▼	10,471	288
CSX	30,997	1,905
Cummins	15,975	1,407
Danaher	41,885	1,816
Deere & Company	33,833	2,598
Dover	13,819	734
Dun & Bradstreet ▼	4,404	328
Eaton	12,616	1,121
Emerson Electric ▼	59,982	3,293
Equifax	11,403	378
Expeditors International of Washington ▼	16,955	837
Fastenal ▼	11,293	581
FedEx	24,943	2,188
First Solar ▼ ●	4,291	591
Flowserve	4,465	447
Fluor	14,235	687
General Dynamics	30,720	2,093
General Electric	850,270	13,621
Goodrich	9,970	818
Honeywell International	61,019	2,875
Illinois Tool Works	31,407	1,435
Iron Mountain	15,595	340
ITT	14,613	690
Jacobs Engineering Group ●	9,956	384
L-3 Communications Holdings	9,217	665
Lockheed Martin	24,165	1,723
Masco	28,566	305
Norfolk Southern	29,470	1,812
Northrop Grumman ▼	23,987	1,516
Paccar ▼	29,060	1,490
Pall	9,310	397
Parker Hannifin	12,824	982
Pitney Bowes ▼	14,345	315
Precision Castparts	11,324	1,547
Quanta Services ▼ ●	16,798	330
R.R. Donnelley & Sons ▼	19,619	362
Raytheon	30,238	1,393
Republic Services	25,848	770
Robert Half International	11,948	324
Rockwell Automation	11,356	708
Rockwell Collins	12,535	758
Roper Industries	6,892	479
Ryder System ▼	4,220	185
Snap-On	4,605	235
Southwest Airlines	59,287	816
Stericycle ▼ ●	6,739	483
Textron ▼	21,766	453
Tyco International	30,063	1,151
Union Pacific	40,307	3,534
United Parcel Service, Class B ▼	78,881	5,312
United Technologies	74,309	5,555
W.W. Grainger	4,935	612
Waste Management	38,173	1,363

		91,263

Information Technology – 18.3%
Adobe Systems ●	41,924	1,180
Advanced Micro Devices ●	45,047	330
Agilent Technologies ●	27,720	965
Akamai Technologies ●	14,467	748
Altera	24,023	750
Amphenol, Class A ▼	13,821	693
Analog Devices ▼	23,730	799
Apple ●	72,466	21,804
Applied Materials	106,976	1,322
Autodesk ●	18,275	661
Automatic Data Processing	40,058	1,779
BMC Software ●	14,457	657
Broadcom, Class A ▼	34,394	1,401
CA	31,103	722
Cisco Systems ●	454,832	10,384
Citrix Systems ●	14,792	948
Cognizant Technology Solutions, Class A ●	25,608	1,669
Computer Sciences	13,221	648
Compuware ●	17,920	179
Corning	124,298	2,272
Dell ▼ ●	137,230	1,973
eBay ●	90,555	2,699
Electronic Arts ●	26,108	414
EMC ▼ ●	163,707	3,439
Fidelity National Information Services	10,191	276
Fiserv ●	14,307	780
FLIR Systems ▼ ●	12,944	360

The accompanying notes are an integral part of the financial statements.

18   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Equity Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Google, Class A ●	19,448	$11,921
Harris	10,813	489
Hewlett-Packard	185,527	7,803
IBM	100,475	14,429
Intel	443,113	8,894
Intuit ●	26,338	1,264
Jabil Circuit	15,430	237
JDS Uniphase ▼ ●	20,385	214
Juniper Networks ▼ ●	41,902	1,357
KLA-Tencor	13,539	484
Lexmark International, Class A ●	6,251	238
Linear Technology	17,850	575
LSI Logic ●	52,054	273
MasterCard, Class A	7,710	1,851
McAfee ●	12,425	588
MEMC Electronic Materials ●	18,111	232
Microchip Technology ▼	14,776	475
Micron Technology ▼ ●	68,034	563
Microsoft	607,212	16,177
Molex ▼	10,810	219
Monster Worldwide ▼ ●	10,044	181
Motorola ●	185,088	1,508
National Semiconductor	18,151	249
NetApp ●	27,447	1,462
Novell ●	27,863	165
Novellus Systems ▼ ●	7,471	218
NVIDIA ▼ ●	45,570	548
Oracle	311,778	9,167
Paychex	25,760	714
QLogic ▼ ●	10,538	185
QUALCOMM	130,637	5,896
Red Hat ●	13,987	591
SAIC ●	23,302	362
Salesforce.com ●	9,012	1,046
SanDisk ●	18,315	688
Symantec ●	63,622	1,029
Tellabs	30,682	209
Teradata ●	14,349	565
Teradyne ▼ ●	14,355	161
Texas Instruments	97,337	2,878
Total System Services	10,682	167
VeriSign ●	14,534	505
Visa, Class A ▼	38,606	3,019
Western Digital ●	18,251	584
Western Union	53,530	942
Xerox	109,825	1,285
Xilinx	21,809	585
Yahoo! ▼ ●	95,210	1,572

		164,616

Materials – 3.5%
Air Products & Chemicals	18,056	1,534
Airgas	6,647	471
AK Steel	8,752	110
Alcoa	81,313	1,068
Allegheny Technologies ▼	7,847	413
Ball	7,354	474
Bemis	8,685	276
CF Industries Holdings	5,097	625
Cliffs Natural Resources ▼	10,786	703
Dow Chemical	91,976	2,836
E.I. Du Pont de Nemours	72,157	3,411
Eastman Chemical	6,490	510
Ecolab	16,649	821
FMC	5,449	398
Freeport-McMoRan Copper & Gold	37,569	3,558
International Flavors & Fragrances ▼	5,894	296
International Paper	34,770	878
MeadWestvaco	13,976	360
Monsanto	43,448	2,582
Newmont Mining	39,233	2,388
Nucor ▼	25,096	959
Owens-Illinois ●	13,137	368
Pactiv ●	10,584	351
PPG Industries	13,246	1,016
Praxair	24,365	2,225
Sealed Air	12,700	294
Sigma-Aldrich	9,981	633
Titanium Metals ▼ ●	7,176	141
United States Steel	11,418	489
Vulcan Materials	10,169	371
Weyerhaeuser	41,173	668

		31,227

Telecommunication Services – 3.0%
American Tower, Class A ●	32,145	1,659
AT&T	470,587	13,412
CenturyTel ▼	23,925	990
Frontier Communications ▼	78,912	693
MetroPCS Communications ▼ ●	22,513	234
Qwest Communications International ▼	118,914	785
Sprint Nextel ●	237,406	978
Verizon Communications	225,119	7,310
Windstream ▼	38,474	487

		26,548

Utilities – 3.4%
AES ●	60,189	719
Allegheny Energy	13,505	313
Ameren ▼	19,213	557
American Electric Power	38,359	1,436
CenterPoint Energy	32,511	538
CMS Energy	18,309	337
Consolidated Edison ▼	22,456	1,117
Constellation Energy Group	16,061	486
Dominion Resources	47,470	2,063
DTE Energy	14,569	681
Duke Energy ▼	104,578	1,904
Edison International	25,947	957
Entergy	15,076	1,124
EQT	12,044	451
Exelon	52,608	2,147
FirstEnergy	24,277	882
Integrys Energy Group	6,479	345
NextEra Energy ▼	33,025	1,818
Nicor	3,605	172
NiSource	24,709	428
Northeast Utilities	14,450	452
NRG Energy ▼ ●	19,462	387
ONEOK	3,934	196
Pepco Holdings ▼	18,933	365
PG&E	29,653	1,418
Pinnacle West Capital	8,968	369
PPL	32,629	878
Progress Energy ▼	22,871	1,029
Public Service Enterprise Group	40,293	1,303
SCANA	8,115	331
Sempra Energy	19,714	1,054
Southern	65,665	2,486
TECO Energy	18,857	332

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   19

Schedule of Investments  October 31, 2010, all dollars are rounded to thousands (000)

Equity Index Fund (continued)
DESCRIPTION	SHARES/PAR	FAIR VALUE >

Wisconsin Energy	9,316	$555
Xcel Energy	36,599	873

		30,503

Total Common Stocks
(Cost $574,558)		853,708

Short-Term Investments – 4.9%
Money Market Fund – 4.2%
First American Prime Obligations Fund, Class Z
0.102% Å Ω	37,707,427	37,707

U.S. Treasury Obligation – 0.7%
U.S. Treasury Bill
0.169%, 11/04/2010 ☐	$6,400	6,400

Total Short-Term Investments
(Cost $44,107)		44,107

Investment Purchased with Proceeds from Securities Lending – 15.2%
Mount Vernon Securities Lending Prime Portfolio
0.278% Ω †
(Cost $136,238)	136,237,714	136,238

Total Investments ▲ – 115.2%
(Cost $754,903)		1,034,053

Other Assets and Liabilities, Net – (15.2)%		(136,101)

Total Net Assets – 100.0%		$897,952

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

▼	This security or a portion of this security is out on loan at October 31, 2010. Total loaned securities had a fair value of $130,416 at October 31, 2010. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

◖	Investment in affiliated security. FAF Advisors, Inc., which serves as the fund’s advisor, is a subsidiary of U.S. Bank, National Association, which is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the year ended October 31, 2010 were as follows:

	Beginning	Purchase	Sales	Ending	Dividend		Fair
Issuer	Cost	Cost	Cost	Cost	Income	Shares	Value

U.S. Bancorp	$4,412	$—	$1,087	$3,325	$34	152,660	$3,692

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of October 31, 2010. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $770,441. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$352,832
Gross unrealized depreciation	(89,220)

Net unrealized appreciation	$263,612

REIT –	Real Estate Investment Trust
Equity Index Fund (concluded)

Schedule of Open Futures Contracts

		Number of	Notional
	Settlement	Contracts	Contract	Unrealized
Description	Month	Purchased	Value	Appreciation

S&P 500 Futures	December 2010	146	$43,059	$3,113

The accompanying notes are an integral part of the financial statements.

20   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Mid Cap Index Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 95.6%
Consumer Discretionary – 13.4%
99 Cents Only Stores ●	11,677	$180
Aaron’s ▼	19,299	364
Advance Auto Parts	21,058	1,368
Aeropostale ● ▼	23,102	563
American Eagle Outfitters	48,869	782
American Greetings, Class A	9,876	191
AnnTaylor Stores ●	14,754	344
Bally Technologies ●	13,480	486
Barnes & Noble ▼	9,744	146
Bob Evans Farms	7,832	225
BorgWarner ●	28,494	1,599
Boyd Gaming ● ▼	14,007	116
Brinker International ▼	25,384	471
Career Education ● ▼	16,451	289
Cheesecake Factory ●	14,868	433
Chico’s FAS	44,777	435
Chipotle Mexican Grill, Class A ● ▼	7,774	1,634
Coldwater Creek ● ▼	15,000	51
Collective Brands ● ▼	16,089	247
Corinthian Colleges ● ▼	22,040	115
Dick’s Sporting Goods ●	21,763	627
Dollar Tree ●	31,465	1,614
DreamWorks Animation, Class A ● ▼	17,893	632
Dress Barn ●	17,273	396
Foot Locker	38,905	620
Fossil ●	13,252	782
Gentex	34,976	699
Guess? ▼	15,830	616
Hanesbrands ●	23,907	593
Harte-Hanks	11,303	136
International Speedway, Class A	7,321	167
ITT Educational Services ● ▼	6,883	444
J. Crew Group ● ▼	15,929	510
John Wiley & Sons, Class A	11,517	497
KB HOME ▼	18,043	190
Lamar Advertising, Class A ● ▼	14,299	486
Life Time Fitness ● ▼	10,463	378
LKQ ●	35,775	778
M.D.C. Holdings	9,424	243
Matthews International, Class A	7,441	246
Mohawk Industries ● ▼	14,057	806
Netflix ● ▼	10,860	1,884
NVR ● ▼	1,451	910
Panera Bread, Class A ● ▼	7,657	685
PetSmart	29,655	1,110
Phillips-Van Heusen	16,573	1,017
Regis ▼	14,383	294
Rent-A-Center ▼	16,491	415
Ryland Group	11,023	165
Saks ● ▼	40,213	448
Scholastic	6,956	205
Scientific Games, Class A ●	15,765	125
Service International ▼	61,680	511
Sotheby’s Holdings, Class A ▼	16,747	734
Strayer Education ▼	3,471	485
Thor Industries	9,775	308
Timberland, Class A ●	11,008	231
Toll Brothers ● ▼	36,066	647
Tractor Supply	18,143	718
Tupperware	15,768	707
Under Armour, Class A ● ▼	8,946	418
Warnaco Group ●	11,133	591
Wendy’s/Arby’s Group, Class A	80,488	370
Williams-Sonoma ▼	27,031	875
WMS Industries ● ▼	14,520	633

		35,985

Consumer Staples – 3.5%
Alberto-Culver	21,449	800
BJ’s Wholesale Club ●	13,640	569
Church & Dwight	17,746	1,169
Corn Products International	18,808	800
Energizer Holdings ●	17,539	1,312
Flowers Foods ▼	17,953	457
Green Mountain Coffee Roasters ● ▼	28,795	950
Hansen Natural ●	17,197	881
Lancaster Colony ▼	4,842	241
Ralcorp Holdings ●	13,721	851
Ruddick	10,192	356
Smithfield Foods ● ▼	41,488	695
Tootsie Roll Industries ▼	5,762	151
Universal ▼	5,936	246

		9,478

Energy – 6.0%
Arch Coal	40,604	998
Atwood Oceanics ●	14,397	468
Bill Barrett ●	11,488	434
Cimarex Energy	21,015	1,613
Comstock Resources ●	11,824	264
Dril-Quip ●	7,654	529
Exterran Holdings ● ▼	15,795	397
Forest Oil ● ▼	28,322	870
Frontier Oil	24,826	329
Helix Energy Solutions Group ●	26,351	334
Mariner Energy ●	25,774	642
Newfield Exploration ●	33,390	1,991
Oceaneering International ●	13,530	837
Overseas Shipholding Group ▼	6,692	224
Patriot Coal ● ▼	20,007	270
Patterson-UTI Energy	38,523	748
Plains Exploration & Production ●	35,011	976
Pride International ●	43,896	1,331
Quicksilver Resources ●	29,375	440
Southern Union	32,221	810
Superior Energy Services ●	19,693	544
Tidewater	12,846	593
Unit ●	9,923	389

		16,031

Financials – 18.9%
Affiliated Managers Group ●	12,770	1,093
Alexandria Real Estate Equities – REIT ▼	13,620	1,001
AMB Property – REIT	42,055	1,186
American Financial Group	19,775	605
Apollo Investment ▼	48,596	534
Arthur J. Gallagher	26,290	740
Associated Banc ▼	43,227	548
Astoria Financial	20,547	255
BancorpSouth ▼	18,359	242
Bank of Hawaii ▼	12,061	521
BRE Properties – REIT	16,001	687
Brown & Brown	28,582	637
Camden Property Trust – REIT	16,740	830
Cathay General Bancorp	19,622	267
City National ▼	11,588	598
Commerce Bancshares	18,543	683
Corporate Office Properties Trust – REIT ▼	14,817	526
Cousins Properties – REIT	25,651	190
Cullen/Frost Bankers	14,935	783
Duke Realty – REIT ▼	62,868	784
Eaton Vance ▼	29,522	849

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   21

Schedule of Investments  October 31, 2010, all dollars are rounded to thousands (000)

Mid Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Equity One – REIT ▼	10,402	$195
Essex Property Trust – REIT ▼	7,579	856
Everest Re Group	13,668	1,152
Federal Realty Investment Trust – REIT	15,349	1,258
Fidelity National Financial, Class A	56,924	762
First American Financial	26,025	365
First Niagara Financial Group ▼	52,243	619
FirstMerit ▼	27,186	467
Fulton Financial	49,679	464
Greenhill & Company ▼	6,334	492
Hanover Insurance Group ▼	12,064	546
HCC Insurance Holdings	28,790	762
Highwoods Properties – REIT ▼	17,897	593
Hospitality Properties Trust – REIT ▼	30,835	703
International Bancshares	13,231	227
Jefferies Group ▼	30,892	739
Jones Lang LaSalle ▼	10,656	832
Liberty Property Trust – REIT	28,426	951
Macerich – REIT	32,514	1,450
Mack-Cali Realty – REIT	19,842	666
Mercury General	8,900	378
MSCI, Class A ●	29,439	1,055
Nationwide Health Properties – REIT	30,927	1,263
New York Community Bancorp ▼	108,846	1,843
NewAlliance Bancshares	25,329	327
Old Republic International ▼	64,675	854
OMEGA Healthcare Investors – REIT	23,685	545
PacWest Bancorp	7,859	137
Potlatch – REIT ▼	9,994	340
Prosperity Bancshares ▼	11,652	362
Protective Life	21,408	513
Raymond James Financial	24,891	702
Rayonier – REIT	20,057	1,047
Realty Income – REIT	27,461	941
Regency Centers – REIT ▼	20,458	863
Reinsurance Group of America	18,310	917
SEI Investments	36,742	814
Senior Housing Properties Trust – REIT	31,841	761
SL Green Realty – REIT ▼	19,547	1,285
StanCorp Financial Group	11,677	501
SVB Financial Group ●	10,483	454
Synovus Financial ▼	196,191	424
TCF Financial ▼	31,667	417
Transatlantic Holdings	15,932	838
Trustmark ▼	14,210	314
UDR – REIT	44,829	1,008
Unitrin	12,536	305
Valley National Bancorp ▼	40,266	537
W.R. Berkley	29,859	822
Waddell & Reed Financial, Class A	21,354	621
Washington Federal	28,109	422
Webster Financial ▼	16,474	282
Weingarten Realty Investors – REIT ▼	30,086	726
Westamerica Bancorporation ▼	7,283	364
Wilmington Trust ▼	22,878	163

		50,803

Healthcare – 10.7%
Allscripts Healthcare Solutions ●	40,977	782
Beckman Coulter	17,304	921
Bio-Rad Laboratories, Class A ●	4,840	439
Charles River Laboratories International ● ▼	16,558	543
Community Health Systems ●	23,589	710
Covance ● ▼	16,184	760
Edwards Lifesciences ●	28,327	1,810
Endo Pharmaceuticals Holdings ●	28,842	1,060
Gen-Probe ●	11,939	578
Health Management Associates, Class A ● ▼	62,631	502
Health Net ●	24,348	655
Henry Schein ●	22,871	1,284
Hill-Rom Holdings	15,867	615
Hologic ●	64,763	1,037
IDEXX Laboratories ● ▼	14,421	865
Immucor ●	17,488	304
Kindred Healthcare ●	9,866	135
Kinetic Concepts ●	15,620	594
LifePoint Hospitals ●	13,551	460
Lincare Holdings	24,513	643
Masimo	14,700	443
Medicis Pharmaceutical, Class A	15,037	447
MEDNAX ●	11,906	705
Mettler-Toledo International ●	8,349	1,090
Omnicare	29,530	712
Owens & Minor	15,829	451
Perrigo	20,623	1,359
Pharmaceutical Product Development	29,694	766
Psychiatric Solutions ●	14,219	479
ResMed ●	37,828	1,206
STERIS	14,740	504
Techne	9,157	558
Teleflex ▼	9,979	556
Thoratec ● ▼	14,610	477
United Therapeutics ●	12,414	745
Universal Health Services	24,294	1,003
VCA Antech ●	21,485	444
Vertex Pharmaceuticals ● ▼	50,690	1,943
WellCare Health Plans ● ▼	10,620	295

		28,880

Industrials – 14.8%
Acuity Brands ▼	10,882	545
AECOM Technology ●	29,023	769
AGCO ● ▼	23,249	987
AirTran Holdings ● ▼	33,843	250
Alaska Air Group ● ▼	8,950	473
Alexander & Baldwin ▼	10,289	354
Alliant Techsystems ● ▼	8,295	632
AMETEK	26,616	1,439
Baldor Electric	11,740	493
BE Aerospace ● ▼	25,564	940
Brinks	11,726	277
Bucyrus International ▼	20,245	1,380
Carlisle Companies	15,239	534
Clean Harbors ●	5,722	403
Con-way	13,605	449
Copart ●	17,914	607
Corporate Executive Board	8,564	268
Corrections Corporation of America ●	27,611	709
Crane	11,620	445
Deluxe	12,839	262
Donaldson	19,026	927
FTI Consulting ● ▼	12,269	435
Gardner Denver	13,071	756
GATX	11,570	366
Graco	15,056	518
Granite Construction ▼	8,527	206
Harsco	20,110	466
Herman Miller ▼	14,259	274
HNI ▼	11,255	278
Hubbell, Class B	14,982	809
IDEX ▼	20,358	734
J.B. Hunt Transport Services	22,187	798
JetBlue Airways ● ▼	50,343	351
Joy Global	25,809	1,831
Kansas City Southern ●	25,629	1,123
KBR	39,053	992

The accompanying notes are an integral part of the financial statements.

22   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Mid Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Kennametal	20,478	$699
Kirby ● ▼	13,482	580
Korn/Ferry International ●	11,567	204
Landstar System	12,455	469
Lennox International	11,738	481
Lincoln Electric Holdings	10,604	634
Manpower	20,551	1,125
Mine Safety Appliances	7,705	217
MSC Industrial Direct, Class A	11,131	634
Navigant Consulting ●	12,521	115
Nordson	8,486	662
Oshkosh ●	22,625	668
Pentair ▼	24,667	807
Regal-Beloit	9,638	556
Rollins	10,592	276
Shaw Group ●	21,105	645
SPX	12,492	838
Terex ●	27,165	610
Thomas & Betts ●	13,062	569
Timken	20,067	831
Towers Watson, Class A ▼	11,313	582
Trinity Industries ▼	19,930	453
United Rentals ●	15,128	284
URS ●	20,939	815
Valmont Industries	5,332	420
Waste Connections ●	19,018	775
Watsco ▼	6,964	390
Werner Enterprises ▼	11,071	236
Westinghouse Air Brake Technologies	11,977	561
Woodward Governor	14,650	459

		39,675

Information Technology – 15.3%
ACI Worldwide ●	8,147	199
Acxiom ●	19,997	351
ADC Telecommunications ●	24,248	308
ADTRAN	15,649	505
Advent Software ●	3,689	198
Alliance Data Systems ● ▼	13,153	799
ANSYS ●	22,716	1,028
AOL ●	26,518	708
Arrow Electronics ●	29,443	872
Atmel ●	115,340	1,022
Avnet ●	37,947	1,130
Broadridge Financial Solutions	30,531	672
Cadence Design Systems ●	66,536	564
Ciena ● ▼	23,385	325
CommScope ●	23,671	749
Convergys ●	31,007	351
CoreLogic	26,519	466
Cree ● ▼	27,006	1,385
Diebold ▼	16,416	503
Digital River ●	9,907	369
DST Systems ▼	8,470	367
Equinix ● ▼	11,393	960
F5 Networks ●	20,109	2,367
FactSet Research Systems ▼	11,578	1,016
Fair Isaac ▼	10,991	264
Fairchild Semiconductor International ●	31,169	351
Gartner, Class A ● ▼	18,103	574
Global Payments	19,921	776
Informatica ● ▼	23,127	941
Ingram Micro, Class A ●	39,234	693
Integrated Device Technology ●	39,627	233
International Rectifier ● ▼	16,891	392
Intersil, Class A ▼	30,944	405
Itron ●	10,090	613
Jack Henry & Associates	21,430	582
Lam Research ● ▼	31,031	1,421
Lender Processing Services	23,260	671
ManTech International ●	5,619	220
Mentor Graphics ●	27,319	295
MICROS Systems ●	20,019	909
National Instruments	14,691	511
NCR ●	40,111	550
NeuStar, Class A ●	18,750	484
Parametric Technology ●	28,828	619
Plantronics	11,914	428
Polycom ●	21,310	720
Quest Software ●	15,344	402
Rackspace Hosting ● ▼	24,046	600
RF Micro Devices ●	68,215	497
Riverbed Technology ● ▼	17,766	1,022
Rovi ● ▼	25,779	1,306
Semtech ● ▼	15,520	332
Silicon Laboratories ● ▼	11,153	445
Skyworks Solutions ● ▼	44,642	1,023
Solera Holdings	17,509	841
SRA International, Class A ●	11,133	223
Synopsys ●	37,104	949
Tech Data ●	11,662	501
TIBCO Software ●	40,967	787
Trimble Navigation ●	29,780	1,067
ValueClick ●	20,671	284
Vishay Intertechnology ●	46,645	527
Zebra Technologies, Class A ●	14,166	507

		41,179

Materials – 6.3%
Albemarle	22,816	1,144
AptarGroup	16,849	756
Ashland	19,675	1,016
Cabot Microelectronics	16,327	555
Carpenter Technology ▼	10,416	371
Commercial Metals	28,565	396
Cytec Industries	12,260	607
Greif, Class A	8,113	477
Intrepid Potash ● ▼	11,073	380
Louisiana-Pacific ●	32,291	250
Lubrizol	16,868	1,729
Martin Marietta Materials ▼	11,376	916
Minerals Technologies	4,640	272
NewMarket	2,785	330
Olin	19,792	396
Packaging Corporation of America	25,896	633
Reliance Steel & Aluminum	18,559	777
Rock-Tenn, Class A	9,735	553
RPM International	32,494	673
Scotts Miracle-Gro, Class A	11,150	595
Sensient Technologies	12,336	399
Silgan Holdings	13,414	453
Sonoco Products	25,156	843
Steel Dynamics	54,190	787
Temple-Inland	26,932	558
Valspar	24,609	790
Worthington Industries ▼	14,509	223

		16,879

Telecommunication Services – 0.8%
Cincinnati Bell ●	53,463	131
Syniverse Holdings ●	17,339	528
Telephone & Data Systems	22,675	790
tw telecom ●	37,879	697

		2,146

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   23

Schedule of Investments  October 31, 2010, all dollars are rounded to thousands (000)

Mid Cap Index Fund (continued)
DESCRIPTION	SHARES/PAR	FAIR VALUE >

Utilities – 5.9%
AGL Resources	19,475	$765
Alliant Energy	27,855	1,018
Aqua America ▼	34,302	738
Atmos Energy	21,886	644
Black Hills	9,797	312
Cleco	15,177	475
DPL	29,724	776
Dynegy ●	25,629	119
Energen	17,962	802
Great Plains Energy	35,129	668
Hawaiian Electric Industries	23,411	528
IDACORP	12,041	443
MDU Resources Group	47,024	937
National Fuel Gas	20,484	1,130
NSTAR ▼	25,887	1,080
NV Energy	58,756	803
OGE Energy	23,162	1,023
PNM Resources	21,661	255
Questar	43,873	744
UGI	27,476	827
Vectren	20,331	557
Westar Energy ▼	27,688	700
WGL Holdings	12,401	478

		15,822

Total Common Stocks
(Cost $216,548)		256,878

Warrant – 0.0%
Krispy Kreme Doughnuts ●
(Cost $0)	1,473	—

Short-Term Investments – 4.3%
Money Market Fund – 3.4%
First American Prime Obligations Fund, Class Z
0.102% Å Ω	9,201,220	9,201

U.S. Treasury Obligation – 0.9%
U.S. Treasury Bill
0.185%, 11/04/2010 ☐	$2,320	2,320

Total Short-Term Investments
(Cost $11,521)		11,521

Investment Purchased with Proceeds from Securities Lending – 22.8%
Mount Vernon Securities Lending Prime Portfolio
0.278% Ω †
(Cost $61,127)	61,126,730	61,127

Total Investments ▲ – 122.7%
(Cost $289,196)		329,526

Other Assets and Liabilities, Net – (22.7)%		(60,927)

Total Net Assets – 100.0%		$268,599

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2010. Total loaned securities had a fair value of $58,844 at October 31, 2010. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.
Mid Cap Index Fund (concluded)

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of October 31, 2010. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $290,639. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$64,519
Gross unrealized depreciation	(25,632)

Net unrealized appreciation	$38,887

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of	Notional
	Settlement	Contracts	Contract	Unrealized
Description	Month	Purchased	Value	Appreciation

S&P Mid Cap 400 E-Mini Futures	December 2010	138	$11,420	$853

The accompanying notes are an integral part of the financial statements.

24   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Small Cap Index Fund
DESCRIPTION	SHARES	FAIR VALUE >

Common Stocks – 94.9%
Consumer Discretionary – 13.1%
1-800-Flowers.com, Class A ●	1,466	$3
99 Cents Only Stores ●	2,727	42
AFC Enterprises ●	1,504	19
AH Belo, Class A ●	1,068	8
Ambassadors Group	1,074	12
American Apparel ● ▼	1,970	2
American Axle & Manufacturing Holdings ●	3,562	33
American Greetings, Class A	2,387	46
American Public Education ●	1,107	31
America’s Car-Mart ●	583	16
Amerigon ●	1,317	14
Ameristar Casinos	1,561	28
AnnTaylor Stores ●	3,513	82
Arbitron	1,587	40
Arctic Cat ●	720	10
ArvinMeritor ● ▼	5,606	93
Asbury Automotive Group ●	1,723	25
Ascent Media ●	859	23
Audiovox ●	1,015	7
Ballantyne Strong ●	841	7
Barnes & Noble ▼	2,288	34
Beasley Broadcast Group ●	261	1
Beazer Homes USA ● ▼	4,433	18
Bebe Stores	1,941	13
Belo, Class A ●	5,411	31
Big 5 Sporting Goods	1,341	18
Biglari Holdings ●	83	28
BJ’s Restaurants ● ▼	1,195	40
Blue Nile ● ▼	776	33
Bluegreen ●	713	2
Blyth	340	14
Bob Evans Farms	1,803	52
Bon-Ton Stores ●	697	8
Books-A-Million	429	3
Borders Group ●	3,519	4
Boyd Gaming ● ▼	3,200	27
Bridgepoint Education ● ▼	1,157	16
Brookfield Homes ●	523	4
Brown Shoe	2,480	29
Brunswick ▼	5,254	83
Buckle ▼	1,554	45
Buffalo Wild Wings ● ▼	1,097	52
Build-A-Bear Workshop ● ▼	1,026	7
Cabela’s ● ▼	2,434	45
California Pizza Kitchen ● ▼	1,176	19
Callaway Golf	3,854	26
Cambium Learning Group ●	984	3
Capella Education ● ▼	996	55
Caribou Coffee ● ▼	417	4
Carmike Cinemas ● ▼	670	5
Carrols Restaurant Group ●	688	5
Carters ●	3,406	85
Casual Male Retail Group ●	2,473	11
Cato, Class A	1,621	43
Cavco Industries ●	350	11
CEC Entertainment ●	1,304	43
Charming Shoppes ●	7,038	25
Cheesecake Factory ● ▼	3,664	107
Cherokee	464	9
Children’s Place Retail Stores ●	1,646	73
Christopher & Banks	2,187	13
Churchill Downs	665	24
Cinemark Holdings	3,378	59
Citi Trends ●	896	19
CKX ●	3,542	14
Coinstar ● ▼	1,840	106
Coldwater Creek ● ▼	3,334	11
Collective Brands ● ▼	3,906	60
Columbia Sportswear ▼	690	36
Conn’s ● ▼	574	3
Cooper Tire & Rubber	3,596	70
Core-Mark Holding ● ▼	548	18
Corinthian Colleges ● ▼	5,230	27
CPI	306	8
Cracker Barrel Old Country Store	1,379	74
Crocs ● ▼	5,110	71
Crown Media Holdings, Class A ● ▼	1,579	5
CSS Industries	430	7
Culp ●	525	5
Cumulus Media, Class A ●	1,293	4
Dana Holding ● ▼	8,398	119
Deckers Outdoor ●	2,298	133
Delta Apparel ●	355	5
Denny’s ●	5,888	19
Destination Maternity ●	287	10
Dex One ●	2,969	21
Dillard’s, Class A	2,572	66
DineEquity ● ▼	1,073	48
Dolan Media ●	1,827	20
Domino’s Pizza ●	2,213	33
Dorman Products ●	692	25
Dress Barn ● ▼	3,421	78
Drew Industries ●	1,146	24
Drugstore.com ●	5,507	9
DSW ● ▼	749	25
E.W. Scripps, Class A ●	1,746	15
Eastman Kodak ● ▼	15,944	75
Einstein Noah Restaurant Group ●	331	4
Empire Resorts ●	1,504	1
Entercom Communications ●	1,396	12
Entravision Communications ●	2,884	6
Ethan Allen Interiors	1,442	22
Exide Technologies ●	4,486	26
Express ● ▼	949	13
Finish Line, Class A	3,017	46
Fisher Communications ●	377	7
Fred’s	2,322	28
Fuel Systems Solutions ●	835	34
Furniture Brands International ●	2,621	13
Gaiam, Class A	1,045	7
Gaylord Entertainment ● ▼	2,057	69
Genesco ●	1,383	45
G-iii Apparel Group ● ▼	914	24
Global Sources ● ▼	982	7
Grand Canyon Education ● ▼	1,838	35
Gray Television ●	2,875	6
Group 1 Automotive ● ▼	1,467	52
Gymboree ● ▼	1,689	110
Harte-Hanks	2,134	26
Haverty Furniture	1,044	11
Hawk ●	334	17
Helen of Troy ●	1,769	45
hhgregg ● ▼	726	17
Hibbett Sports ● ▼	1,696	46
Hooker Furniture	657	7
Hot Topic	2,684	15
Hovnanian Enterprises, Class A ● ▼	3,162	11
HSN ●	2,305	69

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   25

Schedule of Investments  October 31, 2010, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Iconix Brand Group ● ▼	4,349	$76
Interval Leisure Group ●	2,413	35
iRobot ● ▼	1,185	25
Isle of Capri Casinos ●	918	7
Jack in the Box ●	3,266	76
JAKKS Pacific ● ▼	1,703	32
Jamba ●	3,528	8
Jo-Ann Stores ●	1,612	70
Joe’s Jeans ● ▼	2,519	4
Johnson Outdoors ●	258	4
Jones Group	5,207	75
Jos. A. Bank Clothiers ● ▼	1,633	71
Journal Communications, Class A ●	2,456	11
K12 ●	1,440	40
Kenneth Cole Productions ●	537	7
Kid Brands ●	745	7
Kirkland’s ● ▼	993	13
Knology ●	1,812	26
Krispy Kreme Doughnuts ●	3,554	20
K-Swiss, Class A ●	1,479	18
Lacrosse Footwear	278	4
La-Z-Boy ● ▼	3,139	24
LeapFrog Enterprises ●	2,041	11
Learning Tree International	485	5
Lee Enterprises ●	2,662	5
Libbey ●	959	13
Life Time Fitness ● ▼	2,456	89
Lifetime Brands ● ▼	549	7
Lin TV, Class A ●	1,706	7
Lincoln Educational Services ●	976	12
Lions Gate Entertainment ●	4,031	29
Lithia Motors	1,255	14
Live Nation ●	8,349	79
Liz Claiborne ● ▼	5,665	35
LodgeNet Interactive ●	1,487	4
Lumber Liquidators Holdings ● ▼	1,320	32
M/I Homes ●	1,067	11
Mac-Gray	698	8
Maidenform Brands ●	1,360	36
Marcus	1,177	15
Marine Products ●	704	4
MarineMax ●	1,309	10
Martha Stewart Living ● ▼	1,615	7
Matthews International, Class A	1,846	61
McClatchy ● ▼	3,537	10
McCormick & Schmick’s Seafood Restaurants ● ▼	905	8
Media General, Class A ●	1,307	7
Mediacom Communications ●	2,582	18
Men’s Wearhouse	3,124	76
Meritage Homes ●	1,910	35
Midas ●	855	6
Modine Manufacturing ●	2,855	39
Monarch Casino & Resort ●	703	8
Monro Muffler Brake ▼	1,177	56
Morgans Hotel Group ●	1,523	12
Movado Group ●	987	11
Multimedia Games ●	1,625	6
National American Universal Holdings	463	3
National Cinemedia	2,825	52
National Presto Industries	292	33
New York & Company ●	1,324	4
Nexstar Broadcasting Group ●	635	4
NutriSystem ▼	1,872	36
O’Charleys ●	1,013	8
OfficeMax ●	5,034	89
Orbitz Worldwide ●	1,171	8
Orient-Express Hotels, Class A ●	5,275	67
Outdoor Channel Holdings ●	886	5
Overstock.com ● ▼	955	13
Oxford Industries	833	19
P.F. Chang’s China Bistro ▼	1,406	65
Pacific Sunwear of California ● ▼	3,821	23
Papa John’s International ● ▼	1,271	33
Peet’s Coffee & Tea ● ▼	696	27
Penske Automotive Group ●	2,624	35
Pep Boys	2,969	35
Perry Ellis International ● ▼	687	15
PetMed Express ▼	1,380	21
Pier 1 Imports ● ▼	6,204	54
Pinnacle Entertainment ●	3,662	47
Playboy Enterprises, Class B ●	1,374	7
Polaris Industries ▼	1,849	131
Pool ▼	2,949	59
Pre-Paid Legal Services ● ▼	482	29
Primedia	991	4
Princeton Review ●	1,107	2
Quiksilver ●	7,811	33
R.G. Barry	502	5
Radio One ●	1,860	2
RC2 ● ▼	1,303	27
ReachLocal ● ▼	285	5
Red Lion Hotels ●	811	6
Red Robin Gourmet Burgers ●	947	19
Regis ▼	3,483	71
Rent-A-Center	3,905	98
Rentrak ●	575	16
Retail Ventures ●	1,370	19
Ruby Tuesday ● ▼	3,953	48
Rue21 ● ▼	871	23
Ruth’s Hospitality Group ●	1,689	8
Ryland Group ▼	2,624	39
Saks ● ▼	7,694	86
Sally Beauty Holdings ● ▼	5,729	70
Scientific Games, Class A ●	3,859	30
Sealy ● ▼	2,753	7
Select Comfort ● ▼	3,242	27
Shiloh Industries ●	309	3
Shoe Carnival ●	516	12
Shuffle Master ● ▼	3,271	31
Shutterfly ● ▼	1,594	48
Sinclair Broadcast Group, Class A ●	2,843	23
Skechers U.S.A., Class A ● ▼	2,021	39
Skyline	389	7
Smith & Wesson ● ▼	3,546	13
Sonic ●	3,703	33
Sonic Automotive, Class A ●	2,366	26
Sotheby’s Holdings, Class A ▼	3,978	174
Spartan Motors	1,978	10
Speedway Motorsports	791	12
Stage Stores	2,314	31
Standard Motor Products	1,163	12
Standard-Pacific ●	6,344	23
Stein Mart ●	1,558	15
Steiner Leisure ●	920	36
Steinway Musical Instruments ●	337	6
Steven Madden ●	1,492	63
Stewart Enterprises, Class A	4,830	27
Stoneridge ●	918	10
Sturm, Ruger & Company ▼	1,161	18

The accompanying notes are an integral part of the financial statements.

26   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Summer Infant ●	640	$5
Superior Industries International	1,409	25
Supermedia ●	760	5
Systemax	607	8
Talbots ● ▼	4,166	41
Tenneco ●	3,595	117
Texas Roadhouse ● ▼	3,050	47
Timberland, Class A ●	2,477	52
True Religion Apparel ● ▼	1,552	32
Tuesday Morning ●	1,760	8
U.S. Auto Parts Network ●	601	5
ULTA ●	1,864	57
Under Armour, Class A ● ▼	2,020	94
Unifi ●	2,449	12
UniFirst	835	38
Universal Electronics ●	822	17
Universal Technical Institute	1,187	23
Vail Resorts ● ▼	2,151	87
Valassis Communications ●	2,932	97
Value Line ▼	78	1
Vitacost.com ●	852	5
Vitamin Shoppe ● ▼	946	26
Volcom ● ▼	1,151	20
Warnaco Group ● ▼	2,635	140
Warner Music Group ● ▼	2,654	14
West Marine ●	871	9
Westwood One ● ▼	312	3
Wet Seal, Class A ●	5,912	21
Weyco Group	424	11
Winmark	142	5
Winnebago Industries ●	1,774	18
Wolverine World Wide	2,943	86
World Wrestling Entertainment ▼	1,243	17
Zumiez ● ▼	1,151	30

		8,716

Consumer Staples – 2.8%
Alico	212	5
Alliance One International ●	5,484	24
Andersons	1,110	44
Arden Group, Class A	40	3
B & G Foods	2,821	35
Boston Beer, Class A ●	457	33
Bridgford Foods	105	1
Calavo Growers	562	12
Cal-Maine Foods ▼	761	22
Casey’s General Stores	2,289	95
Cellu Tissue Holdings ●	492	6
Central Garden & Pet, Class A ●	3,360	35
Chiquita Brands International ●	2,716	36
Coca-Cola Bottling	276	15
Darling International ●	5,014	50
Diamond Foods ▼	1,295	57
Dole Food ● ▼	2,131	20
Elizabeth Arden ●	1,378	28
Farmer Brothers	339	6
Fresh Del Monte Produce ●	2,354	52
Great Atlantic & Pacific Tea ● ▼	1,990	7
Griffin Land & Nurseries	186	5
Hain Celestial Group ● ▼	2,430	60
Harbinger Group ●	551	3
Heckmann ●	4,879	20
Imperial Sugar	698	9
Ingles Markets, Class A	775	14
Inter Parfums	761	13
J&J Snack Foods	802	34
John B. Sanflippo & Son ●	469	6
Lancaster Colony ▼	1,148	57
Lance	1,534	35
Lifeway Foods ●	263	3
Limoneira ▼	481	10
Medifast ● ▼	791	19
MGP Ingredients	651	6
Nash-Finch	746	31
National Beverage ▼	528	8
Natures Sunshine Product ● ▼	451	4
Nu Skin Enterprises, Class A	2,901	89
Nutraceutical International ●	664	11
Oil-Dri Corporation of America	313	7
Pantry ●	1,371	27
Pilgrims Pride ● ▼	2,886	18
Prestige Brand Holdings ●	2,483	27
PriceSmart	974	29
Revlon ● ▼	634	7
Rite Aid ● ▼	33,082	30
Ruddick	2,447	85
Sanderson Farms	1,239	52
Schiff Nutrition International	523	4
Seneca Foods ● ▼	454	10
Smart Balance ● ▼	3,643	13
Spartan Stores ▼	1,354	20
Spectrum Brands Holdings ●	1,080	31
Star Scientific ● ▼	5,723	11
Susser Holdings ●	421	6
Synutra International ● ▼	1,097	12
The Female Health	1,058	6
Tootsie Roll Industries ▼	1,427	37
TreeHouse Foods ● ▼	1,923	90
United Natural Foods ●	2,563	92
Universal ▼	1,425	59
USANA Health Sciences ●	358	16
Vector Group ▼	2,410	45
Village Super Market	371	11
WD-40 Company	962	35
Weis Markets	618	24
Winn Dixie Stores ●	3,322	22

		1,849

Energy – 5.3%
Abraxas Petroleum ●	3,991	12
Allis Chalmers Energy ●	2,214	11
Alon USA Energy ▼	454	3
American Oil & Gas ● ▼	2,982	26
Apco Oil & Gas International	557	21
Approach Resources ●	732	11
ATP Oil & Gas ● ▼	2,640	38
Basic Energy Services ●	1,377	15
Berry Petroleum, Class A ▼	3,068	105
Bill Barrett ●	2,723	103
BPZ Energy ● ▼	5,644	21
Brigham Exploration ●	6,907	146
Bristow Group ●	2,124	82
Cal Dive International ●	5,591	28
Callon Petroleum ● ▼	1,706	8
Camac Energy ● ▼	2,828	7
Carbo Ceramics ▼	1,158	97
Carrizo Oil & Gas ●	1,846	44
Cheniere Energy ● ▼	3,296	11
Clayton Williams Energy ●	358	21
Clean Energy Fuels ● ▼	2,333	34
Cloud Peak Energy ●	1,852	32
Complete Production Services ●	4,614	108

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   27

Schedule of Investments  October 31, 2010, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Contango Oil & Gas Company ●	727	$38
Contango ORE ● ⊡	73	—
Crosstex Energy ● ▼	2,215	18
CVR Energy ●	1,348	13
Dawson Geophysical ●	474	12
Delek US Holdings ▼	731	5
Delta Petroleum ● ▼	10,847	8
DHT Maritime	3,026	13
Dril-Quip ● ▼	2,015	139
Endeavour International ● ▼	8,368	12
Energy Partners ●	1,717	19
Energy XXI ● ▼	3,005	65
Evolution Petroleum ●	876	5
FX Energy ●	2,469	12
Gastar Exploration ●	2,588	10
General Maritime ▼	4,177	16
Georesources ● ▼	770	13
Global Geophysical Services ●	445	3
Global Industries ●	6,083	35
GMX Resources ● ▼	1,880	8
Golar LNG	2,055	27
Goodrich Petroleum ●	1,493	20
Green Plains Renewable Energy ● ▼	951	11
Gulf Island Fabrication	849	19
Gulfmark Offshore, Class A ●	1,311	39
Gulfport Energy ●	1,536	26
Hallador Energy Company ▼	225	3
Harvest Natural Resources ● ▼	1,993	25
Helix Energy Solutions Group ●	6,205	79
Hercules Offshore ●	6,992	16
Hornbeck Offshore Services ● ▼	1,348	30
Houston American Energy ▼	1,070	15
International Coal Group ● ▼	7,788	44
Ion Geophysical ●	7,762	38
Isramco ●	65	4
James River Coal ● ▼	1,684	29
Key Energy Services ●	7,536	74
Knightsbridge Tankers	994	22
Kodiak Oil & Gas ● ▼	9,227	38
L & L Energy ● ▼	980	8
Lufkin Industries ▼	1,724	84
Magnum Hunter Resources ●	3,123	15
Matrix Service ●	1,512	14
McMoRan Exploration ● ▼	4,928	83
Miller Petroleum ●	1,070	6
Natural Gas Services Group ●	709	11
Newpark Resources ●	5,275	31
Nordic American Tanker Shipping ▼	2,573	67
Northern Oil & Gas ●	2,620	52
Oasis Petroleum ● ▼	2,478	53
Overseas Shipholding Group	1,517	51
OYO Geospace ●	247	15
Panhandle Oil And Gas	398	10
Parker Drilling ●	7,077	30
Patriot Coal ● ▼	4,638	63
Penn Virginia	2,697	40
Petroleum Development ● ▼	1,173	37
PetroQuest Energy ●	3,243	18
PHI ●	793	14
Pioneer Drilling ●	3,212	20
RAM Energy Resources ●	3,292	5
Rentech ● ▼	12,797	15
Resolute Energy ●	2,254	27
Rex Energy ●	1,903	23
Rex Stores ●	493	8
Rosetta Resources ●	3,188	76
RPC	1,869	41
Scorpio Tankers ●	769	9
Seahawk Drilling ●	636	6
Ship Finance International ▼	2,653	53
Stone Energy ●	2,516	39
Swift Energy ● ▼	2,281	73
Syntroleum ●	3,848	7
T-3 Energy Services ●	767	26
Teekay Tankers, Class A ▼	1,605	19
Tesco ●	1,791	23
TETRA Technologies ●	4,589	45
Transatlantic Petroleum ●	8,739	27
Union Drilling ●	761	3
Uranium Energy ● ▼	3,595	14
USEC ● ▼	6,851	37
Vaalco Energy ●	3,605	21
Vantage Drilling ● ▼	7,380	13
Venoco ● ▼	1,187	18
W&T Offshore ▼	2,071	23
Warren Resources ● ▼	4,309	18
Western Refining ● ▼	2,483	16
Willbros Group ●	2,814	25
World Fuel Services	3,489	98

		3,517

Financials – 19.8%
1st Source	834	15
1st United Bancorp ●	1,301	8
Abington Bancorp	1,325	14
Acadia Realty Trust – REIT	2,418	46
Advance America Cash Advance Centers	3,263	16
Agree Realty – REIT	516	13
Alexander’s – REIT ▼	132	50
Alliance Financial	251	8
Alterra Capital Holdings ▼	5,717	115
Ambac Financial Group ● ▼	17,524	15
American Campus Communities – REIT ▼	3,859	122
American Capital ●	20,403	142
American Capital Agency – REIT	2,498	72
American Equity Investment Life Holding ▼	3,463	38
American National Bankshares	372	8
American Physicians Service Group	388	13
American Safety Insurance Holdings ●	576	11
Ameris Bancorp ● ▼	1,418	13
Amerisafe ●	1,150	22
Ames National ▼	349	7
Amtrust Financial Services	1,386	21
Anworth Mortgage Asset – REIT	6,976	49
Apollo Commercial Real Estate Finance – REIT	1,040	17
Apollo Investment ▼	11,503	126
Argo Group International Holdings	1,853	64
Arlington Asset Investment, Class A	400	9
Arrow Financial	532	13
Artio Global Investments	1,672	26
Ashford Hospitality Trust – REIT ●	2,409	24
Asset Acceptance Capital ●	966	6
Associated Estates Realty – REIT	2,449	34
Asta Funding	627	5
Astoria Financial ▼	5,124	64
Avatar Holdings ●	475	9
Baldwin & Lyons, Class B	402	10
BancFirst	411	17
Banco Latinoamericano de Exportaciones	1,670	26
Bancorp Bank ●	1,208	9
Bancorp Rhode Island	222	6

The accompanying notes are an integral part of the financial statements.

28   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Bank Mutual	3,041	$15
Bank of Marin Bancorp ▼	316	11
Bank of the Ozarks ▼	794	30
BankFinancial	1,099	10
Beneficial Mutual Bancorp ●	1,775	13
Berkshire Hills Bancorp	836	16
BGC Partners, Class A	3,385	23
BioMed Realty Trust – REIT	7,745	142
Blackrock Kelso Capital	3,878	45
BofI Holding ● ▼	418	5
Boston Private Financial Holdings	4,134	24
Bridge Bancorp	379	9
Brookline Bancorp	3,346	33
Bryn Mawr Bank	373	6
Calamos Asset Management, Class A ▼	1,416	17
California First National Bancorp	112	1
Camden National	465	16
Capital City Bank Group	662	8
Capital Southwest	178	17
CapLease – REIT	3,455	20
Capstead Mortgage – REIT	3,873	44
Cardinal Financial	1,642	16
Cardtronics ●	1,600	27
Cash America International	1,754	62
Cathay General Bancorp ▼	4,756	65
CBL & Associates Properties – REIT ▼	8,193	128
Cedar Shopping Centers – REIT	3,240	20
Center Financial ● ▼	2,107	11
Centerstate Banks of Florida	1,121	8
Century Bancorp	215	5
Chatham Lodging Trust – REIT	510	9
Chemical Financial	1,312	27
Chesapeake Lodging Trust – REIT	887	16
Citizens ● ▼	2,297	16
Citizens & Northern ▼	717	10
Citizens Banking ●	23,787	16
City Holdings ▼	936	30
Clifton Savings Bancorp	589	5
CNA Surety ●	1,001	19
CNB Financial	722	10
CNO Financial Group ● ▼	13,341	73
CoBiz Financial ▼	1,784	9
Cogdell Spencer – REIT	2,552	17
Cohen & Steers ▼	1,049	26
Colonial Properties Trust – REIT	4,158	75
Colony Financial – REIT	870	16
Columbia Banking System	2,360	43
Community Bank System ▼	1,991	47
Community Trust Bancorp	871	24
Compass Diversified Trust	1,964	33
CompuCredit Holdings ▼	641	4
Consolidated-Tomoka Land	330	9
Cousins Properties – REIT ▼	5,348	40
Cowen Group ●	2,149	8
Crawford & Company ●	1,307	3
Credit Acceptance ●	295	17
CreXus Investment – REIT	823	10
CVB Financial ▼	5,177	39
Cypress Sharpridge Investments – REIT	1,873	24
Danvers Bancorp	967	15
DCT Industrial Trust – REIT	12,347	62
Delphi Financial Group, Class A ▼	2,820	76
Diamond Hill Investment Group ▼	143	11
DiamondRock Hospitality – REIT ▼	9,158	97
Dime Community Bancshares ▼	1,574	23
Dollar Financial ● ▼	1,410	35
Donegal Group, Class A	937	13
Doral Financial ●	1,118	2
Duff & Phelps, Class A	1,618	23
DuPont Fabros Technology – REIT	2,431	61
Dynex Capital – REIT	1,211	13
Eagle Bancorp ●	913	11
EastGroup Properties – REIT	1,448	59
Education Realty Trust – REIT	3,421	26
eHealth ● ▼	1,461	20
EMC Insurance Group	349	7
Employers Holdings	2,536	41
Encore Bancshares ● ▼	477	4
Encore Capital Group ●	827	17
Enstar Group ●	407	33
Enterprise Financial Services	882	9
Entertainment Properties Trust – REIT ▼	2,792	129
Epoch Holdings	774	10
Equity Lifestyle Properties – REIT	1,541	88
Equity One – REIT ▼	2,278	43
ESB Financial ▼	560	8
Essa Bancorp	921	12
Evercore Partners, Class A ▼	929	28
Excel Trust – REIT	889	10
Extra Space Storage – REIT	5,268	85
EZCORP, Class A ●	2,633	57
F.N.B.	6,873	58
FBL Financial Group, Class A	927	24
FBR Capital Markets ●	3,120	11
Federal Agricultural Mortgage, Class C ▼	572	7
FelCor Lodging Trust – REIT ●	5,758	35
Fifth Street Finance ▼	3,232	38
Financial Engines ●	766	11
Financial Institutions ▼	638	12
First American Financial	6,167	87
First Bancorp	532	7
First Bancorp – North Carolina	836	11
First Bancorp of Puerto Rico ● ▼	4,898	1
First Busey	3,104	14
First Cash Financial Services ●	1,787	52
First Commonwealth Financial	5,188	30
First Community Bancshares	849	11
First Financial	709	21
First Financial Bancorp	3,503	59
First Financial Bankshares ▼	1,269	60
First Financial Holdings	970	10
First Industrial Realty Trust – REIT ● ▼	3,755	28
First Interstate Bancsystem	737	10
First Marblehead ●	3,286	7
First Merchants	1,514	13
First Mercury Financial	819	13
First Midwest Bancorp ▼	4,463	48
First of Long Island	329	8
First Potomac Realty Trust – REIT	2,285	38
First South Bancorp	443	4
FirstMerit	6,395	110
Flagstar Bancorp ● ▼	2,783	4
Flagstone Reinsurance Holdings	2,792	30
Flushing Financial ▼	1,836	24
Forestar Real Estate Group ●	2,186	37
Fox Chase Bancorp ●	368	4
FPIC Insurance Group ●	580	21
Franklin Street Properties – REIT	4,072	54
GAMCO Investors	441	19
German American Bancorp ▼	675	11

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   29

Schedule of Investments  October 31, 2010, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Gerova Financial Group ● ▼	395	$2
Getty Realty – REIT	1,252	36
GFI Group	4,116	20
Glacier Bancorp	3,966	52
Gladstone Capital	1,286	15
Gladstone Commercial – REIT	523	10
Gladstone Investment	1,347	10
Gleacher ●	4,618	10
Glimcher Realty Trust – REIT	5,044	38
Global Indemnity ●	817	14
Golub Capital BDC	440	7
Government Properties Income Trust – REIT	1,263	34
Great Southern Bancorp ▼	612	14
Greene County Bancshares ● ▼	702	3
Greenlight Capital ● ▼	1,625	46
Hallmark Financial Services ●	690	6
Hancock Holding	1,725	54
Hanmi Financial ● ▼	6,075	7
Harleysville Group	688	24
Harris & Harris Group ●	1,831	8
Hatteras Financial – REIT ▼	2,374	70
Healthcare Realty Trust – REIT	3,420	83
Heartland Financial USA ▼	895	14
Hercules Technology Growth Capital	2,155	22
Heritage Financial ●	560	8
Heritage Financial Group	129	1
Hersha Hospitality Trust – REIT	7,970	49
HFF ●	1,132	11
Highwoods Properties – REIT ▼	4,319	143
Hilltop Holdings ●	2,401	24
Home Bancorp ●	545	7
Home Bancshares	1,173	24
Home Federal Bancorp	1,019	12
Home Properties – REIT ▼	2,089	114
Horace Mann Educators	2,655	50
Hudson Pacific Properties – REIT	873	14
Hudson Valley Holding	706	14
IBERIABANK	1,616	84
Independent Bank ▼	1,275	30
Infinity Property & Casualty	831	43
Inland Real Estate – REIT	4,287	37
International Assets Holding ●	765	17
International Bancshares ▼	3,179	54
Invesco Mortgage Capital – REIT	2,360	51
Investment Technology Group ●	2,586	37
Investors Bancorp ●	2,905	35
Investors Real Estate Trust – REIT ▼	4,452	39
iStar Financial – REIT ●	5,542	25
JMP Group	893	6
K Fed Bancorp ▼	245	2
Kansas City Life Insurance	248	8
KBW ▼	2,125	54
Kearny Financial	899	8
Kennedy-Wilson Holdings – REIT ● ▼	1,232	13
Kilroy Realty – REIT	3,223	110
Kite Realty Group Trust – REIT	3,219	15
Knight Capital Group, Class A ● ▼	5,669	74
LaBranche ●	2,027	7
Ladenburg Thalman Financial Services ●	5,412	6
Lakeland Bancorp ▼	1,430	13
Lakeland Financial	890	17
LaSalle Hotel Properties – REIT ▼	4,217	100
Lexington Corporate Properties Trust – REIT	5,879	46
Life Partners Holdings ▼	403	7
LTC Properties – REIT	1,413	39
Maiden Holdings	2,858	22
Main Street Capital	735	12
MainSource Financial Group	1,125	9
MarketAxess Holdings	1,935	35
Marlin Business Services ●	509	6
MB Financial	3,029	45
MCG Capital	4,432	28
Meadowbrook Insurance Group	3,503	30
Medallion Financial	806	6
Medical Properties Trust – REIT	6,720	75
Merchants Bancshares	291	8
Meridian Interstate Bancorp ●	580	6
Metro Bancorp ●	801	8
MF Global Holdings ●	6,226	49
MFA Financial – REIT	17,094	135
MGIC Investment ● ▼	11,895	105
Mid-America Apartment Communities – REIT	1,721	105
Midsouth Bancorp ▼	396	5
MidWestOne Financial Group	410	6
Mission West Properties – REIT	1,056	7
Monmouth Real Estate Investment, Class A – REIT	1,577	13
Montpelier Holdings	4,271	78
MPG Office Trust – REIT ●	2,850	8
MVC Capital	1,371	18
Nara Bancorp ●	2,252	18
NASB Financial ▼	288	5
National Bankshares ▼	422	11
National Financial Partners ●	2,676	37
National Health Investors – REIT	1,569	73
National Interstate	266	6
National Penn Bancshares	7,628	50
National Retail Properties – REIT ▼	4,874	132
National Western Life Insurance, Class A	151	24
Navigators Group ●	650	30
NBT Bancorp	1,990	44
Nelnet, Class A	1,567	35
NewAlliance Bancshares	6,347	82
Newcastle Investment – REIT ●	3,680	14
Newstar Financial ●	1,688	13
NGP Capital Resources	1,221	12
Northfield Bancorp	1,067	12
NorthStar Realty Finance – REIT ▼	4,477	20
Northwest Bancshares	6,502	74
NYMAGIC	228	6
OceanFirst Financial	479	6
Ocwen Financial ●	4,404	38
Old National Bancorp	5,256	50
OMEGA Healthcare Investors – REIT	5,518	127
OmniAmerican Bancorp ●	720	8
One Liberty Properties, fractional share – REIT	500	8
Oppenheimer Holdings	576	15
optionsXpress Holdings ●	2,576	41
Oriental Financial Group	2,923	39
Oritani Financial	3,297	35
Orrstown Financial Services	384	10
Pacific Continental	1,122	9
PacWest Bancorp	1,625	28
Park National	641	42
Parkway Properties – REIT	1,221	19
Peapack-Gladstone Financial	473	6
Pebblebrook Hotel Trust – REIT ●	2,195	43
PennantPark Investment	2,106	23
Penns Woods Bancorp ▼	233	8

The accompanying notes are an integral part of the financial statements.

30   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Pennsylvania Real Estate Investment Trust – REIT ▼	3,282	$47
Pennymac Mortgage Investment Trust – REIT	1,013	17
Penson Worldwide ●	1,190	6
Peoples Bancorp	629	8
PHH ● ▼	3,316	64
Phoenix Companies ●	7,050	15
PICO Holdings ●	1,378	42
Pinnacle Financial Partners ● ▼	2,002	23
Piper Jaffray Companies ●	1,023	32
Platinum Underwriters Holdings	2,687	116
PMI Group ●	8,503	28
Porter Bancorp	172	2
Portfolio Recovery Associates ● ▼	1,008	68
Post Properties – REIT	2,920	89
Potlatch – REIT ▼	2,423	83
Presidential Life	1,519	15
Primerica ▼	1,428	30
Primus Guaranty ●	1,293	6
PrivateBancorp ▼	3,208	38
ProAssurance ●	1,928	111
Prospect Capital	3,969	39
Prosperity Bancshares	2,812	87
Provident Financial Services	3,471	44
Provident New York Bancorp	2,388	21
PS Business Parks – REIT	939	56
Pzena Investment Management	470	3
Radian Group	7,980	61
RAIT Financial Trust – REIT ● ▼	5,747	10
Ramco-Gershenson Properties Trust – REIT	2,251	26
Redwood Trust – REIT ▼	4,726	67
Renasant ▼	1,227	20
Republic Bancorp, Class A	604	12
Resource Capital – REIT	2,607	16
Retail Opportunity Investments	2,480	24
RLI	1,088	62
Rockville Financial	499	6
Rodman & Renshaw Capital Group ●	946	3
Roma Financial	476	5
S&T Bancorp ▼	1,436	28
Safeguard Scientifics ●	1,259	19
Safety Insurance Group	803	37
Sanders Morris Harris Group	1,098	6
Sandy Spring Bancorp ▼	1,456	25
Saul Centers – REIT	375	16
SCBT Financial ▼	741	23
SeaBright Insurance Holdings	1,197	10
Selective Insurance Group	3,182	54
Sierra Bancorp	535	6
Signature Bank ● ▼	2,475	105
Simmons First National, Class A	1,009	27
Solar Capital	339	8
Southside Bancshares ▼	823	15
Southwest Bancorp	1,164	12
Sovran Self Storage – REIT	1,676	65
Starwood Property Trust – REIT	2,823	57
State Auto Financial	866	14
State Bancorp	777	7
StellarOne	1,384	18
Sterling Bancorp	1,617	15
Sterling Bancshares ▼	5,441	29
Stewart Information Services ▼	987	11
Stifel Financial ● ▼	2,017	96
Strategic Hotels & Resorts – REIT ●	8,341	38
Student Loan	237	7
Suffolk Bancorp ▼	629	16
Sun Communities – REIT ▼	1,127	37
Sunstone Hotel Investors – REIT ●	5,920	64
Susquehanna Bancshares	7,838	62
SVB Financial Group ●	2,484	108
SWS Group	1,467	10
SY Bancorp ▼	841	21
Tanger Factory Outlet Centers – REIT ▼	2,443	117
Taylor Capital Group ●	569	7
Tejon Ranch ● ▼	716	16
Terreno Realty – REIT ●	526	10
Territorial Bancorp	747	13
Texas Capital Bancshares ● ▼	2,172	39
THL Credit ▼	534	7
Thomas Properties Group ●	2,090	8
TICC Capital	1,595	16
Tompkins Trustco	501	19
Tower Bancorp	290	6
Tower Group ▼	2,467	60
Townebank Portsmouth ▼	1,395	20
TradeStation Group ●	2,424	13
Triangle Capital ▼	879	14
TriCo Bancshares	872	14
TrustCo Bank Corporation of New York	4,675	25
Trustmark ▼	3,499	77
Two Harbors Investment – REIT	1,547	14
UMB Financial	1,882	70
UMH Properties – REIT	534	6
Umpqua Holdings ▼	6,795	75
Union First Market Bankshares	1,058	14
United Bankshares ▼	2,328	62
United Community Banks ●	5,592	11
United Financial Bancorp	965	13
United Fire & Casualty	1,323	26
Universal Health Realty Income Trust – REIT	866	32
Universal Insurance Holdings	805	4
Univest Corporation of Pennsylvania	1,002	19
Urstadt Biddle Properties – REIT, Class A	1,658	32
U-Store-It Trust – REIT	5,546	48
ViewPoint Financial Group	852	8
Virginia Comm Bancorp ●	1,191	6
Virtus Investment Partners ●	353	13
Walter Investment Management – REIT	2,136	39
Washington Banking	908	11
Washington Real Estate Investment Trust – REIT	3,413	109
Washington Trust Bancorp	789	16
Waterstone Financial ●	389	1
Webster Financial	3,874	66
WesBanco	1,463	24
West Bancorporation ●	945	6
West Coast Bancorp – Oregon ● ▼	5,562	15
Westamerica Bancorporation ▼	1,687	84
Western Alliance Bancorp ●	3,885	23
Westfield Financial	1,724	15
Westwood Holdings	342	12
Whitney Holding	5,724	47
Wilshire Bancorp ▼	1,310	9
Winthrop Realty Trust – REIT	1,351	18
Wintrust Financial	1,822	55
World Acceptance ● ▼	950	41
WSFS Financial	290	11

		13,098

Healthcare – 11.9%
Abaxis ●	1,335	32
ABIOMED ● ▼	1,993	21

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   31

Schedule of Investments  October 31, 2010, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Accelrys ●	3,074	$22
Accretive Health ●	690	7
Accuray ●	3,034	20
Acorda Therapeutics ● ▼	2,319	63
Acura Pharmaceuticals ● ▼	442	1
Affymax ●	1,220	6
Affymetrix ●	4,311	19
AGA Medical Holdings ●	831	17
Air Methods ●	647	26
Akorn ● ▼	3,092	14
Albany Molecular Research ●	1,421	9
Alexza Pharmaceuticals ● ▼	2,302	2
Align Technology ● ▼	3,470	59
Alimera Sciences ●	389	4
Alkermes ●	5,764	67
Alliance Imaging ●	1,601	6
Allied Healthcare International ●	2,743	8
Allos Therapeutics ● ▼	4,665	19
Almost Family ●	486	17
Alnylam Pharmaceuticals ●	2,197	29
Alphatec Holdings ●	3,015	7
AMAG Pharmaceuticals ●	1,268	20
Amedisys ● ▼	1,667	42
America Service Group	504	8
American Dental Partners ●	789	9
American Medical Systems ● ▼	4,502	91
AMERIGROUP ●	3,069	128
AMN Healthcare Services ●	1,944	10
Amsurg, Class A ●	1,869	34
Analogic	780	36
AngioDynamics ●	1,490	21
Antares Pharma ●	4,180	6
Anthera Pharmaceuticals ●	341	2
Aoxing Pharmaceutical ● ▼	1,434	4
Ardea Biosciences ● ▼	813	17
Arena Pharmaceuticals ● ▼	6,657	11
Ariad Pharmaceuticals ● ▼	6,575	24
ArQule ●	2,524	14
Array BioPharma ●	3,152	10
ArthroCare ● ▼	1,599	44
AspenBio Pharma ● ▼	2,120	1
Assisted Living Concepts, Class A ●	584	19
Athenahealth ● ▼	1,964	79
Atrion	81	13
Auxilium Pharmaceuticals ● ▼	2,475	61
AVANIR Pharmaceuticals ● ▼	4,278	10
Aveo Pharmaceuticals ●	550	8
AVI BioPharma ● ▼	6,550	14
BioCryst Pharmaceuticals ●	1,713	9
Biodel ● ▼	928	3
Biomimetic Therapeutics ●	777	9
Bio-Reference Laboratories ●	1,446	31
BioSante Pharmaceuticals ● ▼	4,166	6
BioScrip ● ▼	2,551	14
Biospecifics Technologies ● ▼	236	7
BioTime ● ▼	1,262	8
BMP Sunstone ●	1,974	19
Bruker BioSciences ● ▼	4,311	65
Cadence Pharmaceuticals ● ▼	1,557	14
Caliper Life Sciences ● ▼	2,662	12
Cambrex ●	1,692	8
Cantel Medical	726	13
Capital Senior Living ●	1,382	8
Caraco Pharmaceutical Laboratories ●	511	3
Cardionet ●	1,428	7
Catalyst Health Solutions ●	2,237	85
Celera ● ▼	4,990	28
Celldex Therapeutics ● ▼	1,886	8
Centene ●	2,912	65
Cepheid ● ▼	3,533	74
Cerus ● ▼	2,308	8
Chelsea Therapeutics International ●	2,278	12
Chemed	1,345	79
Chindex International ● ▼	812	11
Clarient ●	3,263	16
Clinical Data ● ▼	657	13
Codexis ●	362	4
Computer Programs & Systems	538	25
Conceptus ● ▼	1,861	26
CONMED ●	1,771	39
Continucare ●	1,786	8
Corcept Therapeutics ●	1,500	5
Cornerstone Therapeutics ●	398	3
Corvel ●	413	19
Cross Country Healthcare ●	1,784	13
CryoLife ●	1,618	10
Cubist Pharmaceuticals ● ▼	3,514	82
Cumberland Pharmaceuticals ●	733	5
Curis ● ▼	4,487	6
Cutera ●	811	6
Cyberonics ●	1,667	46
Cynosure ●	518	5
Cypress Bioscience ●	2,320	9
Cytokinetics ● ▼	2,526	7
Cytori Therapeutics ● ▼	2,721	13
Cytrx ● ▼	6,476	6
Delcath Systems ● ▼	2,589	22
DepoMed ●	3,100	15
DexCom ●	3,409	47
Dionex ●	1,066	95
Durect ●	5,012	13
Dyax ●	5,436	13
Dynavax Technologies ●	4,249	8
Dynavox ●	556	3
Emergent Biosolutions ● ▼	995	18
Emeritus ●	1,144	21
Endologix ● ▼	2,945	16
Ensign Group	671	13
Enzo Biochem ●	1,884	8
Enzon Pharmaceuticals ● ▼	2,939	33
eResearchTechnology ●	2,513	19
Eurand ●	1,086	12
Exact Sciences ●	2,109	15
Exactech ●	442	7
Exelixis ●	6,492	29
Five Star Quality Care ●	1,874	10
Furiex Pharmaceuticals ●	521	6
Genomic Health ● ▼	816	12
Genoptix ●	1,028	18
Gentiva Health Services ●	1,681	39
Geron ● ▼	5,430	30
Greatbatch ● ▼	1,414	31
Haemonetics ●	1,490	81
Halozyme Therapeutics ●	4,126	30
Hanger Orthopedic Group ● ▼	1,516	28
Hansen Medical ● ▼	2,203	4
Healthsouth ●	5,554	101
Healthspring ●	3,439	100
Healthways ●	2,044	21
Heartware International ● ▼	556	38

The accompanying notes are an integral part of the financial statements.

32   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Hi-Tech Pharmaceutical ●	589	$13
HMS Holdings ●	1,577	95
ICU Medical ●	693	25
Idenix Pharmaceuticals ●	2,119	9
Immucor ●	4,147	72
ImmunoGen ● ▼	4,021	33
Immunomedics ● ▼	3,946	16
Impax Laboratories ●	3,700	70
Incyte ● ▼	5,247	87
Indevus Pharmaceuticals, escrow shares ● ¥ ⊡	4,270	—
Infinity Pharmaceuticals ●	1,093	6
Inhibitex ●	2,920	6
Inovio Pharmaceuticals ●	4,759	5
Inspire Pharmaceuticals ●	3,705	26
Insulet ● ▼	2,381	38
Integra LifeSciences ●	1,149	49
InterMune ●	2,691	35
Invacare	1,736	47
IPC The Hospitalist ● ▼	982	31
IRIS International ●	1,070	10
Ironwood Pharmaceuticals ● ▼	1,146	13
Isis Pharmaceuticals ●	5,679	52
Jazz Pharmaceuticals ● ▼	886	9
Kendle International ●	905	8
Kensey Nash ●	597	16
Keryx Biopharmaceuticals ● ▼	3,029	16
Kindred Healthcare ●	2,379	33
Landauer	548	34
Lannett ●	616	3
LCA-Vision ●	1,003	7
Lexicon Pharmaceuticals ●	11,734	21
LHC Group ● ▼	925	25
Ligand Pharmaceuticals ●	6,909	11
Luminex ●	2,225	40
Magellan Health Services ●	2,003	96
Mako Surgical ● ▼	1,515	16
MannKind ● ▼	3,949	25
Map Pharmaceuticals ●	818	12
Martek Biosciences ● ▼	2,021	44
Masimo ▼	3,094	93
Maxygen ●	1,542	10
MedAssets ●	2,405	45
MedCath ●	1,218	12
Medical Action Industries ●	864	9
Medicines ●	3,217	41
Medicis Pharmaceutical, Class A	3,588	107
Medidata Solutions ●	1,116	21
Medivation ● ▼	2,018	23
MedQuist ●	558	5
Mela Sciences ● ▼	1,367	10
Merge Healthcare ●	3,064	10
Meridian Bioscience	2,470	57
Merit Medical Systems ●	1,703	27
Metabolix ● ▼	1,587	22
Metropolitan Health Networks ●	2,463	10
Micromet ● ▼	4,798	36
Molina Healthcare ●	813	21
Momenta Pharmaceuticals ● ▼	2,393	40
MWI Veterinary Supply ● ▼	657	38
NABI Biopharmaceuticals ●	2,656	13
Nanosphere ●	1,011	5
National Healthcare	471	17
National Research	97	3
Natus Medical ●	1,707	22
Nektar Therapeutics ● ▼	5,645	82
Neogen ●	1,174	39
Neostem ● ▼	1,507	3
Neuralstem ● ▼	2,724	6
Neurocrine Biosciences ●	2,909	24
NeurogesX ● ▼	630	4
Novavax ● ▼	5,021	12
NPS Pharmaceuticals ●	3,963	25
NuPathe ●	212	1
NuVasive ● ▼	2,324	61
NxStage Medical ●	1,462	30
Nymox Pharmaceutical ●	1,098	5
Obagi Medical Products ●	963	11
Omeros ● ▼	1,113	9
Omnicell ●	1,846	26
Onyx Pharmaceuticals ●	3,765	101
Opko Health ●	5,255	15
Optimer Pharmaceuticals ● ▼	1,979	19
OraSure Technologies ●	2,623	11
Orexigen Therapeutics ● ▼	1,802	10
Orthofix International ●	1,043	29
Orthovita ●	3,880	8
Osiris Therapeutics ●	1,022	8
Owens & Minor	3,743	107
Pain Therapeutics ●	2,014	15
Palomar Medical Technologies ●	1,061	11
Par Pharmaceutical Companies ●	2,026	66
PAREXEL ●	3,508	75
PDI ●	526	5
PDL BioPharma	7,285	38
Peregrine Pharmaceuticals ● ▼	3,053	5
Pharmacyclics ● ▼	2,254	14
Pharmasset ● ▼	1,740	65
Pharmerica ●	1,860	19
POZEN ●	1,514	10
Progenics Pharmaceutical ●	1,548	7
Prospect Medical Holdings ● ▼	568	5
PSS World Medical ● ▼	3,392	80
Psychiatric Solutions ●	3,393	114
Pure Bioscience ● ▼	2,068	5
Quality Systems ▼	1,119	72
Questcor Pharmaceuticals ●	3,265	40
Quidel ●	1,282	15
RehabCare Group ●	1,493	33
Res-Care ●	1,442	19
Rigel Pharmaceuticals ●	3,004	25
Rochester Medical ●	610	7
RTI Biologics ●	3,126	8
Rural/Metro ●	1,133	10
Salix Pharmaceuticals ●	3,383	128
Sangamo BioSciences ●	2,699	10
Santarus ●	3,161	10
Savient Pharmaceuticals ● ▼	4,017	50
Sciclone Pharmaceuticals ● ▼	2,178	7
Seattle Genetics ●	5,075	83
Select Medical Holdings ●	2,981	22
Senomyx ● ▼	2,291	11
Sequenom ● ▼	4,449	28
SIGA Technologies ● ▼	1,843	24
Sirona Dental Systems ●	1,986	75
Skilled Healthcare Group, Class A ●	1,215	5
Solta Medical ●	3,524	8
Somaxon Pharmaceuticals ● ▼	1,681	5
SonoSite ● ▼	813	25
Spectranetics ●	1,872	9
Spectrum Pharmaceuticals ●	2,937	13

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   33

Schedule of Investments  October 31, 2010, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Staar Surgical ●	2,069	$11
StemCells ● ▼	6,293	6
Stereotaxis ● ▼	1,731	7
STERIS	3,516	120
Sucampo Pharmaceuticals ●	656	2
Sun Healthcare Group ●	4,137	39
Sunrise Senior Living ● ▼	3,314	11
SuperGen ●	3,603	10
SurModics ●	939	11
Symmetry Medical ●	2,183	19
Syneron Medical ●	2,111	22
Synovis Life Technologies ●	676	10
Synta Pharmaceuticals ●	1,324	5
Targacept ● ▼	1,415	35
Team Health Holdings ● ▼	909	12
The Provident Service ●	748	12
Theravance ● ▼	3,709	76
TomoTherapy ●	2,812	11
Transcend Services ●	542	9
Transcept Pharmaceuticals ●	318	2
Triple-S Management ●	1,253	21
U.S. Physical Therapy ●	644	12
Unilife ● ▼	2,870	16
Universal American Financial	1,898	31
Vanda Pharmaceuticals ●	1,626	12
Vascular Solutions ●	987	11
Vical ●	4,217	9
ViroPharma ●	4,720	77
Vital Images ●	972	13
Vivus ● ▼	4,850	38
Volcano ● ▼	2,946	72
WellCare Health Plans ● ▼	2,575	72
West Pharmaceutical Services ▼	1,997	71
Wright Medical Group ●	2,320	31
XenoPort ● ▼	1,628	13
Young Innovations	332	9
Zalicus ●	3,903	5
Ziopharm Oncology ● ▼	2,898	13
Zoll Medical ● ▼	1,285	42

		7,910

Industrials – 14.7%
3D Systems ●	1,044	27
A.O. Smith	1,338	75
A123 Systems ● ▼	4,310	42
AAON	780	19
AAR ●	2,360	52
ABM Industries	3,055	69
Acacia Research ●	1,949	52
ACCO Brands ●	3,327	21
Aceto	1,511	11
Actuant, Class A	4,129	93
Acuity Brands ▼	2,581	129
Administaff	1,305	34
Advanced Battery Technologies ● ▼	3,385	13
Advisory Board ●	929	43
AeroVironment ● ▼	982	23
Air Transport Services Group ●	3,389	23
Aircastle	3,012	28
AirTran Holdings ● ▼	8,056	60
Alamo Group	388	9
Alaska Air Group ● ▼	2,123	112
Albany International, Class A	1,727	35
Allegiant Travel ▼	880	41
Altra Holdings ●	1,627	24
Amerco ●	524	43
Ameresco, Class A ●	434	6
American Commercial Lines ● ▼	552	18
American Railcar Industries ●	529	8
American Reprographics ●	2,118	15
American Science & Engineering	560	46
American Superconductor ● ▼	2,647	89
American Woodmark	537	9
Ameron International	538	37
Ampco-Pittsburgh	485	13
APAC Customer Services ●	1,550	9
Apogee Enterprises	1,682	18
Applied Energetics ● ▼	4,600	5
Applied Industrial Technology	2,577	78
Applied Signal Technology	793	27
Argan ●	451	4
Arkansas Best ▼	1,543	39
Astec Industries ●	1,104	33
Astronics ●	564	12
Atlas Air Worldwide Holdings ●	1,532	80
Avis Budget Group ● ▼	6,207	72
AZZ	741	28
Badger Meter ▼	904	38
Baldor Electric	2,840	119
Baltic Trading Limited ●	969	11
Barnes Group	2,782	51
Barrett Business Services	467	7
Beacon Roofing Supply ●	2,749	41
Belden	2,775	77
Blount International ●	2,838	43
BlueLinx Holdings ●	708	2
Bowne & Company	2,334	26
Brady, Class A	2,921	90
Briggs & Stratton	3,038	53
Brinks	2,842	67
Broadwind Energy ● ▼	5,494	10
Builders FirstSource ●	2,566	5
CAI International ●	593	10
Capstone Turbine ● ▼	14,271	11
Cascade	547	19
Casella Waste Systems ●	1,480	7
CBIZ ● ▼	2,501	15
CDI	722	10
Celadon Group ●	1,347	17
Cenveo ●	3,266	18
Ceradyne ●	1,532	36
Chart Industries ● ▼	1,732	40
CIRCOR International	1,035	36
CLARCOR	2,993	119
Clean Harbors ● ▼	1,289	91
Coleman Cable ●	471	3
Colfax ● ▼	1,440	23
Columbus McKinnon ●	1,161	20
Comfort Systems USA	2,319	27
Commercial Vehicle Group ●	1,454	20
Consolidated Graphics ●	553	26
Corporate Executive Board	2,033	63
CoStar Group ● ▼	1,135	56
Courier	621	9
CRA International ●	658	12
Cubic	953	42
Curtiss-Wright ▼	2,715	84
Deluxe	2,996	61
Diamond Management & Technology Consultation	1,454	18
DigitalGlobe ●	1,637	53

The accompanying notes are an integral part of the financial statements.

34   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Dollar Thrifty Automotive ● ▼	1,724	$80
Douglas Dynamics	681	10
Ducommun	619	13
DXP Enterprises ●	650	12
Dycom Industries ●	2,347	25
Dynamex ●	632	13
Dynamic Materials	783	12
Eagle Bulk Shipping ● ▼	3,779	19
EMCOR Group ●	3,947	102
Encore Wire	1,130	23
Ener1 ● ▼	3,617	13
Energy Conversion Devices ● ▼	2,789	13
Energy Recovery ●	2,436	9
EnergySolutions	5,252	25
EnerNOC ● ▼	1,169	35
EnerSys ●	2,865	76
Ennis	1,536	28
EnPro Industries ●	1,240	44
ESCO Technologies	1,598	55
Esterline Technologies ●	1,784	108
Evergreen Solar ● ▼	11,453	11
Excel Maritime Carriers ● ▼	2,362	14
Exponent ●	760	24
Federal Signal	3,694	21
Flow International ●	2,777	7
Force Protection ●	4,329	24
Forward Air	1,752	47
Franklin Covey ●	777	6
Franklin Electric	1,406	51
FreightCar America	728	19
FuelCell Energy ● ▼	5,656	6
Fuel-Tech ●	1,106	7
Furmanite ●	2,118	12
G&K Services, Class A ▼	1,085	27
Genco Shipping & Trading ● ▼	1,571	26
GenCorp ●	3,471	17
Generac Holdings ●	1,147	16
Genesee & Wyoming, Class A ●	2,265	105
Geo Group ●	3,793	97
GeoEye ● ▼	1,310	58
Gibraltar Industries ●	1,796	16
Global Defense Technology & Systems ●	278	4
Gorman-Rupp	725	22
GP Strategies ●	962	8
GrafTech International ● ▼	7,145	118
Graham	584	10
Granite Construction ▼	2,089	51
Great Lakes Dredge & Dock	3,476	22
Greenbrier Companies ●	1,123	20
Griffon ●	2,630	31
GT Solar International ● ▼	3,704	30
H & E Equipment Services ●	1,665	16
Hawaiian Holdings ●	3,147	23
Healthcare Services Group	2,517	60
Heartland Express	3,006	45
HEICO ▼	1,760	88
Heidrick & Struggles International	1,035	22
Herley Industries ●	826	14
Herman Miller ▼	3,263	63
Hexcel ●	5,800	103
Higher One Holdings ● ▼	136	2
Hill International ●	1,516	8
HNI	2,683	66
Hoku ● ▼	1,016	3
Horizon Lines, Class A	1,806	8
Houston Wire & Cable	1,077	12
Hub Group ●	2,265	74
Hudson Highland Group ●	1,908	7
Huron Consulting Group ●	1,313	26
ICF International ●	1,016	26
II-VI ●	1,517	60
InnerWorkings ●	1,714	12
Insituform Technologies, Class A ● ▼	2,275	49
Insteel Industries	1,068	9
Interface, Class A	3,099	45
Interline Brands ●	1,979	40
International Shipholding	327	9
JetBlue Airways ● ▼	14,480	101
John Bean Technologies	1,680	29
Kadant ●	780	15
Kaman	1,563	42
Kaydon	1,992	69
Kelly Services, Class A ●	1,526	23
Kforce ● ▼	1,730	26
Kimball International	1,856	11
Knight Transportation	3,302	59
Knoll ▼	2,837	43
Korn Ferry International ●	2,699	48
Kratos Defense & Security Solutions ●	945	11
LaBarge ●	769	10
Ladish ●	924	30
Lawson Products	212	4
Layne Christensen ●	1,186	33
LB Foster ●	628	21
LECG ●	1,529	1
Lindsay Manufacturing ▼	751	43
LMI Aerospace ●	508	8
LSI Industries	1,050	10
Lydall ●	1,012	8
M & F Worldwide ●	711	19
Marten Transport	1,002	21
MasTec ● ▼	3,177	39
McGrath Rentcorp	1,446	37
Met Pro	816	9
Metalico ●	2,227	10
Michael Baker ●	479	16
Microvision ● ▼	5,367	11
Middleby ● ▼	980	73
Miller Industries	785	11
Mine Safety Appliances	1,602	45
Mistras Group ●	856	9
Mobile Mini ●	2,162	38
Moog, Class A ●	2,692	101
Mueller Industries	2,157	63
Mueller Water Products, Class A	9,379	28
Multi Color	606	10
Myr Group ●	1,051	16
NACCO Industries, Class A	345	34
Navigant Consulting ●	3,043	28
NCI Building Systems ●	1,087	11
Nordson	2,017	157
Northwest Pipe ●	563	11
Old Dominion Freight Line ●	2,544	71
Omega Flex	170	2
On Assignment ●	2,076	12
Orbital Sciences ●	3,403	55
Orion Marine Group ●	1,618	20
Otter Tail	2,162	44
P.A.M Transportation Services ●	272	3
Pacer International ●	1,963	11

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   35

Schedule of Investments  October 31, 2010, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Park-Ohio Holdings ●	465	$7
Patriot Transportation Holdings ●	88	6
PGT ●	1,140	2
Pike Electric ●	918	7
Pinnacle Airlines ●	1,103	6
PMFG ● ▼	874	14
Polypore International ●	1,292	43
Powell Industries ●	474	15
Powersecure International ●	1,047	10
Preformed Line Products	147	6
Primoris Services ▼	1,202	9
Quality Distribution ●	529	4
Quanex Building Products	2,174	39
RailAmerica ●	1,371	16
Raven Industries	937	39
RBC Bearings ●	1,324	44
Republic Airways Holdings ●	2,101	20
Resources Connection ▼	2,737	44
Roadrunner Transportation Systems ●	629	8
Robbins & Myers ▼	1,643	48
Rollins	2,674	70
RSC Holdings ●	2,990	24
Rush Enterprises ●	1,953	31
Saia ●	942	14
Satcon Technology ●	6,839	27
Sauer-Danfoss ●	658	15
Schawk	658	13
School Specialty ●	1,092	15
Seaboard	18	33
SFN Group ●	3,096	23
Simpson Manufacturing ▼	2,324	62
SkyWest	3,319	50
Standard Parking ●	921	16
Standard Register	918	3
Standex International	726	20
Steelcase, Class A	4,354	37
Sterling Construction ● ▼	955	12
Sun Hydraulics	756	23
Sykes Enterprises ●	2,279	38
TAL International Group	994	28
TASER International ● ▼	3,668	15
Team ●	1,148	23
Tecumseh Products, Class A ●	1,126	15
Teledyne Technologies ●	2,165	90
Tennant	1,136	38
Tetra Tech ●	3,617	76
Textainer Group Holdings	520	13
Thermadyne Holdings ●	512	8
Titan International ▼	2,146	33
Titan Machinery ● ▼	773	15
Tredegar	1,455	28
Trex ● ▼	940	17
Trimas ●	819	13
Triumph Group	1,016	85
TrueBlue ●	2,577	36
Tutor Perini	1,561	36
Twin Disc	485	10
Ultrapetrol Bahamas ●	1,411	9
United Capital ●	101	3
United Rentals ● ▼	3,666	69
United Stationers ●	1,445	81
Universal Forest Products ▼	1,169	35
Universal Truckload Services ●	334	5
UQM Technologies ●	2,140	5
US Airways Group ● ▼	9,572	113
US Ecology	1,107	18
USA Truck ● ▼	474	6
Viad	1,214	24
Vicor	1,136	20
Volt Information Sciences ●	843	7
VSE	217	8
Wabash National ● ▼	3,857	31
Watsco ▼	1,622	91
Watts Water Technologies, Class A	1,784	63
Werner Enterprises ▼	2,483	53
Woodward Governor	3,677	115
Xerium Technologies ● ▼	445	6

		9,756

Information Technology – 18.0%
ACI Worldwide ●	2,018	49
Acme Packet ● ▼	2,598	103
Actel ●	1,287	27
Actuate ●	2,949	14
Acxiom ●	4,140	73
ADC Telecommunications ●	5,892	75
ADTRAN	3,572	115
Advanced Analogic Technologies ● ▼	2,475	9
Advanced Energy Industries ●	2,159	31
Advent Software ●	963	52
Agilysys ●	1,320	8
Alpha & Omega Semiconductor ●	301	3
American Software, Class A	1,221	7
Amkor Technology ● ▼	6,226	45
ANADIGICS ●	3,667	25
Anaren ●	948	16
Ancestry.com ● ▼	1,122	30
Anixter International	1,666	89
Applied Micro Circuits ●	4,019	40
Archipelago Learning ●	696	7
Ariba ●	5,329	100
Arris Group ●	7,555	70
Art Technology Group ●	9,465	40
Aruba Networks ● ▼	4,347	95
Aspen Technology ●	3,692	41
ATMI ●	1,880	33
Aviat Networks ●	3,598	16
Avid Technology ●	1,754	22
Axcelis Technologies ●	6,181	13
AXT ●	1,839	15
Bel Fuse	690	16
Benchmark Electronics ●	3,742	61
Bigband Networks ●	2,962	9
Black Box	1,069	35
Blackbaud	2,601	66
Blackboard ● ▼	1,931	81
Blue Coat Systems ●	2,470	67
Bottomline Technologies ●	1,699	31
Brightpoint ●	4,180	31
BroadSoft ●	444	4
Brooks Automation ●	3,922	27
Cabot Microelectronics ●	1,365	53
CACI International, Class A ●	1,765	88
Calix ●	441	6
Cass Information Systems	502	17
Cavium Networks ● ▼	2,633	84
CDC ●	1,944	9
Ceva ●	1,180	22
Checkpoint Systems ●	2,307	51
CIBER ●	4,191	15
Cirrus Logic ● ▼	3,884	50

The accompanying notes are an integral part of the financial statements.

36   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Cogent ●	2,602	$27
Cognex	2,364	63
Coherent ●	1,374	58
Cohu	1,342	19
CommVault Systems ●	2,487	72
Compellent Technologies ●	1,383	35
Computer Task Group ●	912	7
comScore ●	1,315	31
Comtech Telecommunications ● ▼	1,716	53
Comverge ● ▼	1,493	11
Concur Technologies ● ▼	2,388	123
Conexant Systems ● ▼	4,818	7
Constant Contact ● ▼	1,693	39
Convio ●	351	3
CPI International ●	532	8
Cray ●	2,085	12
CSG Systems International ●	2,020	39
CTS	2,059	21
Cymer ●	1,765	65
Daktronics	1,908	21
DDi	874	9
DealerTrack Holdings ●	2,386	46
Deltek ●	1,117	9
DemandTec ●	1,200	13
DG Fastchannel ● ▼	1,486	35
Dice Holdings ●	873	8
Digi International ●	1,500	14
Digimarc ●	400	11
Digital River ●	2,328	87
Diodes ●	1,945	43
DSP Group ●	1,288	9
DTS ● ▼	1,036	41
EarthLink	6,430	58
Ebix ● ▼	1,594	39
Echelon ●	1,979	16
Echo Global Logistics ● ▼	631	9
Electro Rent	1,187	18
Electro Scientific Industries ●	1,628	19
Electronics For Imaging ●	2,687	37
EMS Technologies ●	948	17
Emulex ●	4,813	55
Entegris ● ▼	7,932	47
Entropic Communications ● ▼	3,621	30
Epicor Software ●	2,903	27
EPIQ Systems ▼	1,956	23
ePlus ●	224	5
Euronet Worldwide ● ▼	2,966	54
Exar ●	2,107	14
Exlservice Holdings ●	911	17
Extreme Networks ●	5,416	17
Fabrinet ●	580	8
Fair Isaac ▼	2,744	66
FalconStor Software ●	2,102	6
FARO Technologies ●	970	23
FEI ●	2,280	50
Finisar ● ▼	4,471	76
FormFactor ●	3,005	29
Forrester Research ●	866	29
Fortinet ● ▼	2,350	71
FSI International ●	2,282	6
Gerber Scientific ●	1,493	10
Global Cash Access Holdings ●	2,690	10
Globecomm Systems ●	1,181	11
GSI Commerce ●	3,687	90
GSI Technology ●	1,124	8
Guidance Software ● ▼	790	5
Hackett Group ●	2,232	9
Harmonic ●	5,834	41
Heartland Payment Systems	2,285	33
Hittite Microwave ●	1,622	84
Hughes Communications ●	543	15
Hutchinson Technology ●	1,386	5
Hypercom ●	2,734	16
iGATE	1,395	29
Ikanos Communications ●	1,784	2
Imation ●	1,669	16
Immersion ●	1,723	11
Infinera ●	5,397	44
Infospace ●	1,925	16
Insight Enterprises ●	2,795	42
Integral Systems ●	987	8
Integrated Device Technology ●	9,639	57
Integrated Silicon Solutions ●	1,537	12
Interactive Intelligence ●	784	19
Interdigital ● ▼	2,637	89
Intermec ●	2,899	34
Internap Network Services ●	3,097	15
Internet Brands ●	1,672	22
Internet Capital Group ●	2,167	27
Intevac ●	1,269	13
Intralinks Holdings ●	653	14
IPG Photonics ●	1,409	32
Isilon Systems ●	1,575	45
Ixia ●	1,940	30
IXYS ●	1,367	14
J2 Global Communications ●	2,681	71
Jack Henry & Associates	5,073	138
JDA Software ●	2,473	63
Keithley Instruments	666	14
Kenexa ● ▼	1,369	25
Keynote Systems	750	9
Kit Digital ● ▼	1,176	16
Kopin ●	4,011	15
Kulicke & Soffa ●	4,167	26
KVH Industries ●	852	12
L-1 Identity Solutions ●	4,562	54
Lattice Semiconductor ●	6,542	32
Lawson Software ● ▼	8,385	75
Limelight Networks ●	2,718	18
Lionbridge Technologies ●	3,500	18
Liquidity Services ● ▼	916	15
Littelfuse	1,324	56
Liveperson ●	2,517	23
Local Com ●	950	4
LogMeIn ● ▼	894	36
LoopNet ●	1,216	13
Loral Space & Communications ●	678	38
LTX-Credence ●	2,904	18
Magma Design Automation ● ▼	3,076	13
Manhattan Associates ●	1,347	41
ManTech International ●	1,335	52
Marchex	1,536	10
Mattson Technology ● ▼	2,969	8
MAXIMUS	1,026	62
MaxLinear, Class A ●	444	5
Maxwell Technologies ● ▼	1,567	25
Measurement Specialties ●	859	19
Mediamind Technologies ●	321	5
Mentor Graphics ●	6,331	68
Mercury Computer Systems ● ▼	1,332	21

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   37

Schedule of Investments  October 31, 2010, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Meru Networks ● ▼	321	$5
Methode Electronics, Class A	2,226	21
Micrel ▼	2,775	33
Microsemi ● ▼	4,954	99
MicroStrategy ●	552	50
Microtune ●	3,089	9
Mindspeed Technologies ● ▼	1,896	14
MIPS Technologies, Class A ●	2,744	40
MKS Instruments ● ▼	3,006	62
ModusLink Global Solutions ●	2,629	17
MoneyGram International ● ▼	5,033	12
Monolithic Power Systems ●	1,919	31
Monotype Imaging Holdings ●	1,322	13
MoSys ●	1,611	8
Motricity ●	314	7
Move ●	9,405	22
MTS Systems	1,020	33
Multi-Fineline Electronix ●	600	15
Nanometrics ●	1,057	14
NCI ●	397	7
Netezza ●	3,025	82
NETGEAR ●	2,056	63
Netlogic Microsystems ● ▼	3,717	112
NetScout Systems ●	1,714	40
NetSuite ● ▼	1,018	21
Network Engines ●	2,138	4
Network Equipment Technologies ●	1,779	6
Newport ●	2,109	31
NIC	3,074	27
Novatel Wireless ● ▼	1,844	19
NVE ●	272	13
Occam Networks ●	746	6
Oclaro ● ▼	2,931	25
OmniVision Technologies ● ▼	3,081	84
Online Resources ●	1,689	9
Opentable ● ▼	939	58
Openwave Systems ●	5,081	10
Oplink Communications ●	1,249	22
OPNET Technologies	715	14
Opnext ●	2,572	4
OSI Systems ●	966	35
Parametric Technology ●	6,889	148
Park Electrochemical	1,183	32
PC Connection ●	476	4
PC-Tel ●	1,161	7
PDF Solutions ●	1,341	5
Pegasystems ▼	915	25
Perficient ●	1,379	15
Pericom Semiconductor ●	1,543	15
Photronics ● ▼	3,196	20
Plantronics ▼	2,864	103
Plexus ●	2,406	73
PLX Technology ●	2,237	8
Power Integrations	1,439	49
Power One ● ▼	4,141	43
Powerwave Technologies ● ▼	8,048	18
Presstek ●	1,628	3
Progress Software ●	2,415	90
PROS Holdings ●	1,163	12
QAD	871	4
Qlik Technologies ● ▼	792	20
Quantum ●	12,818	43
Quest Software ●	3,558	93
QuinStreet ● ▼	596	9
Rackspace Hosting ● ▼	5,754	144
Radiant Systems ● ▼	1,673	33
RadiSys ●	1,423	14
Reald ● ▼	401	8
RealNetworks ●	4,948	15
Realpage ●	839	19
Renaissance Learning	781	11
RF Micro Devices ●	16,210	118
Richardson Electronics	858	9
RightNow Technologies ●	1,285	34
Rimage ●	525	8
Riverbed Technology ●	3,743	215
Rofin-Sinar Technologies ●	1,726	48
Rogers ● ▼	988	35
Rosetta Stone ● ▼	622	14
Rubicon Technology ● ▼	941	22
Rudolph Technologies ●	1,792	13
S1 ●	3,222	19
Saba Software ●	1,500	9
Sanmina-SCI ●	4,719	62
Sapient ▼	6,116	80
SAVVIS ● ▼	2,186	52
ScanSource ●	1,617	48
SeaChange International ●	1,795	14
Semtech ● ▼	3,617	77
ShoreTel ●	2,696	17
Sigma Designs ●	1,861	21
Silicon Graphics International ●	1,822	14
Silicon Image ●	4,560	28
Smart Modular Technologies ●	3,119	23
Smith Micro Software ● ▼	1,890	23
Solarwinds ●	2,073	38
Sonic Solutions ● ▼	2,529	30
Sonus Networks ●	12,577	39
Sourcefire ● ▼	1,631	38
Spansion ●	769	13
Spectrum Control ●	766	12
SPS Commerce ●	279	4
SRA International, Class A ●	2,492	50
SRS Labs ●	707	6
SS&C Technologies Holdings ●	740	13
Stamps.com ●	768	12
Standard Microsystems ●	1,286	31
STEC ● ▼	2,417	38
Stratasys ● ▼	1,156	36
Stream Global Services ●	268	1
SuccessFactors ● ▼	3,734	101
Super Micro Computer ●	1,450	16
Supertex ● ▼	626	15
Support.com ●	2,786	16
Sycamore Networks	1,173	36
Symmetricom ●	2,939	18
Synaptics ● ▼	2,092	56
Synchronoss Technologies ●	1,239	26
SYNNEX ●	1,174	34
Syntel	785	38
Take-Two Interactive Software ●	4,179	45
Taleo, Class A ●	2,383	68
Technitrol ● ▼	2,499	11
Techtarget ●	755	4
Tekelec ●	4,059	53
Telecommunication Systems ● ▼	2,692	15
Telenav ●	477	3
Teletech Holdings ●	1,791	27
Terremark Worldwide ● ▼	3,543	35
Tessco Technologies	297	4

The accompanying notes are an integral part of the financial statements.

38   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Tessera Technologies ● ▼	2,966	$59
The Knot ●	1,730	16
THQ ●	4,119	16
TIBCO Software ●	9,860	190
Tier Technologies ●	1,069	6
TiVo ●	6,853	76
TNS ●	1,498	29
Travelzoo ● ▼	338	12
Trident Microsystems ●	3,838	7
TriQuint Semiconductor ●	8,986	93
TTM Technologies ●	4,750	50
Tyler Technologies ● ▼	1,887	39
Ultimate Software Group ●	1,430	59
Ultra Clean Holdings ●	1,285	10
Ultratech ●	1,439	26
Unisys ●	2,578	59
United Online ▼	5,098	32
Universal Display ● ▼	1,781	45
UTStarcom ●	6,904	14
ValueClick ● ▼	4,827	66
VASCO Data Security International ●	1,600	13
Veeco Instruments ● ▼	2,406	101
VeriFone Holdings ●	5,071	172
ViaSat ●	1,968	81
Viasystems Group ●	255	4
Virnetx Holding ▼	2,089	39
Virtusa ●	805	11
Vocus ● ▼	1,011	22
Volterra Semiconductor ●	1,471	30
Wave Systems ● ▼	4,752	11
Websense ●	2,563	52
Wright Express ● ▼	2,340	88
X-Rite ●	1,981	8
Xyratex ●	1,789	28
Zix ● ▼	3,862	15
Zoran ●	3,012	21
Zygo ●	901	10

		11,912

Materials – 5.3%
A. Schulman	1,802	39
A.M. Castle & Company ● ▼	924	14
AEP Industries ●	318	8
Allied Nevada Gold ● ▼	4,439	110
AMCOL International ▼	1,415	39
American Vanguard	1,189	9
Arch Chemicals	1,342	48
Balchem	1,674	51
Boise ●	4,160	30
Brush Engineered Metals ●	1,186	39
Buckeye Technologies	2,321	42
Calgon Carbon ● ▼	3,337	50
Capital Gold ● ▼	3,631	16
Century Aluminum ●	3,783	51
Clearwater Paper ●	715	58
Coeur d’Alene Mines ●	5,225	108
Deltic Timber	647	30
Ferro ●	5,210	72
General Moly ● ▼	3,885	20
Georgia Gulf ● ▼	2,001	41
Glatfelter	3,003	37
Globe Specialty Metals	3,639	57
Golden Star Resources ● ▼	15,301	80
Graham Packaging ●	1,010	12
Graphic Packaging Holding ●	6,671	24
H.B. Fuller	2,988	62
Hawkins	531	19
Haynes International	697	25
Headwaters ●	3,582	12
Hecla Mining ● ▼	15,044	104
Horsehead Holding ●	2,614	29
Innophos Holdings	1,271	47
Jaguar Mining ● ▼	4,990	32
Kaiser Aluminum	878	40
Kapstone Paper & Packaging ●	2,268	29
KMG Chemicals	364	5
Koppers Holdings	1,212	34
Kraton Performance Polymers ●	667	22
Landec ●	1,601	10
Louisiana-Pacific ●	7,658	59
LSB Industries ● ▼	1,018	23
Metals USA Holdings ●	678	8
Minerals Technologies	1,143	67
Molycorp ● ▼	1,519	54
Myers Industries	1,920	17
Neenah Paper	859	13
NewMarket	605	72
NL Industries	381	4
Noranda Aluminum Holding ●	682	7
Olin	4,751	95
Olympic Steel	552	12
OM Group ● ▼	1,863	62
Omnova Solutions ●	2,674	21
PolyOne ●	5,424	70
Quaker Chemical	661	24
Rock-Tenn, Class A	2,338	133
Rockwood Holdings ●	3,093	105
RTI International Metals ●	1,831	57
Schweitzer-Mauduit International	1,070	69
Sensient Technologies	2,972	96
Silgan Holdings	2,954	100
Solutia ●	7,259	131
Spartech ●	1,777	15
Stepan	447	30
Stillwater Mining ● ▼	2,638	47
STR Holdings ● ▼	1,683	42
Texas Industries	1,234	42
Thompson Creek Metals ● ▼	8,297	100
TPC Group ●	469	13
U.S. Energy ●	1,586	8
United States Lime & Minerals ●	154	6
Universal Stainless & Alloy ●	370	11
US Gold ● ▼	5,249	27
Verso Paper ● ▼	871	3
W.R. Grace & Company ●	4,400	141
Wausau-Mosinee Paper ●	2,909	25
Westlake Chemical ▼	1,167	37
Worthington Industries ▼	3,588	55
Zep	1,288	23
Zoltek Companies ●	1,693	16

		3,495

Telecommunication Services – 1.0%
Abovenet ●	1,337	76
Alaska Communications Systems Group	2,694	27
Atlantic Tele-Network	513	22
Cbeyond ● ▼	1,404	19
Cincinnati Bell ●	12,245	30
Cogent Communications Group ●	2,684	29
Consolidated Communications Holdings	1,348	25
Fibertower ●	2,962	13
General Communication, Class A ●	2,979	31

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   39

Schedule of Investments  October 31, 2010, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE >

Global Crossing ● ▼	1,658	$23
GlobalStar ● ▼	4,141	7
ICO Global Communication Holdings ●	5,582	8
IDT, Class B ●	839	12
Iridium Communications ● ▼	2,022	17
Neutral Tandem ● ▼	2,002	29
NTELOS Holdings	1,751	32
PAETEC Holding ●	7,186	30
Premiere Global Services ●	3,701	25
Shenandoah Telecommunications	1,318	24
Syniverse Holdings ●	4,175	127
USA Mobility	1,118	19
Vonage Holdings ●	6,245	16

		641

Utilities – 3.0%
Allete	1,789	65
American DG Energy ● ▼	1,117	3
American States Water ▼	1,101	41
Artesian Resources	379	7
Avista	3,332	73
Black Hills	2,234	71
Cadiz ●	700	8
California Water Service Group	1,199	45
Central Vermont Public Service	674	14
CH Energy Group	963	44
Chesapeake Utilities	568	21
Cleco ▼	3,629	113
Connecticut Water Service ▼	490	12
Consolidated Water	845	9
Dynegy ●	6,084	28
El Paso Electric ●	2,739	67
Empire District Electric	2,083	44
IDACORP	2,832	104
Laclede Group	1,319	46
MGE Energy ▼	1,408	57
Middlesex Water Company	720	13
New Jersey Resources	2,450	99
Nicor	2,548	121
Northwest Natural Gas	1,577	78
NorthWestern ▼	2,088	62
Piedmont Natural Gas ▼	4,265	126
PNM Resources	5,143	61
Portland General Electric	4,583	96
SJW	768	19
South Jersey Industries	1,772	89
Southwest Gas	2,726	95
UIL Holdings ▼	2,301	67
UniSource Energy Holding	2,171	76
Unitil ▼	641	14
WGL Holdings	2,968	114
York Water	695	11

		2,013

Total Common Stocks
(Cost $52,097)		62,907

Closed-End Fund – 0.0%
Kayne Anderson Energy
(Cost $14)	585	10

Warrants – 0.0%
Greenhunter Energy ● ▼ ¥ ⊡	30	—
Krispy Kreme Doughnuts ●	210	—
Lantronix ● ¥ ⊡	39	—

Total Warrants
(Cost $0)		—

Short-Term Investments – 5.0%
Money Market Fund – 3.6%
First American Prime Obligations Fund, Class Z
0.102% Å Ω	2,381,815	2,382

U.S. Treasury Obligation – 1.4%
U.S. Treasury Bill
0.185%, 11/04/2010 ☐	$920	920

Total Short-Term Investments
(Cost $3,302)		3,302

Investment Purchased with Proceeds from Securities Lending – 28.9%
Mount Vernon Securities Lending Prime Portfolio
0.278% Ω †
(Cost $19,183)	19,183,115	19,183

Total Investments ▲ – 128.8%
(Cost $74,596)		85,402

Other Assets and Liabilities, Net – (28.8)%		(19,116)

Total Net Assets – 100.0%		$66,286

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2010. Total loaned securities had a fair value of $18,218 at October 31, 2010. See note 2 in Notes to Financial Statements.

¥	Security considered illiquid. As of October 31, 2010, the fair value of the fund’s investments considered to be illiquid was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

⊡	Security is internally fair valued. As of October 31, 2010, the fair value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of October 31, 2010.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of October 31, 2010. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2010, the cost of investments for federal income tax purposes was $75,036. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$19,555
Gross unrealized depreciation	(9,189)

Net unrealized appreciation	$10,366

REIT –	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

40   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Small Cap Index Fund (concluded)

Schedule of Open Futures Contracts

		Number of	Notional
	Settlement	Contracts	Contract	Unrealized
Description	Month	Purchased	Value	Appreciation

Russell 2000 Mini Index Futures	December 2010	45	$3,160	$286

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   41

Statements of Assets and Liabilities	October 31, 2010, all dollars and shares are rounded to thousands (000), except per share data

	Equity	Mid Cap	Small Cap
	Index Fund	Index Fund	Index Fund

Unaffiliated investments, at cost	$577,633	$218,868	$53,031
Affiliated investments, at cost	41,032	9,201	2,382
Affiliated investment purchased with proceeds from securities lending, at cost (note 2)	136,238	61,127	19,183

ASSETS:
Unaffiliated investments, at fair value* (note 2)	$856,416	$259,198	$63,837
Affiliated investments, at fair value (note 2)	41,399	9,201	2,382
Affiliated investment purchased with proceeds from securities lending, at fair value (note 2)	136,238	61,127	19,183
Cash	3	—	1
Receivable for dividends and interest	989	154	32
Receivable for investments sold	15	—	54
Receivable for capital shares sold	518	418	143
Receivable for variation margin (note 2)	15	54	21
Receivable from advisor (note 3)	—	—	16
Prepaid expenses and other assets	29	45	36

Total assets	1,035,622	330,197	85,705

LIABILITIES:
Payable upon return of securities loaned (note 2)	136,238	61,127	19,183
Payable for investments purchased	39	—	120
Payable for capital shares redeemed	1,014	333	46
Payable to affiliates (note 3)	288	102	58
Payable for distribution and shareholder servicing fees	44	21	6
Accrued expenses and other liabilities	47	15	6

Total liabilities	137,670	61,598	19,419

Net assets	$897,952	$268,599	$66,286

COMPOSITION OF NET ASSETS:
Portfolio capital	$577,769	$228,611	$61,269
Undistributed net investment income	619	1,302	294
Accumulated net realized gain (loss) on investments and futures contracts (note 2)	37,301	(2,497)	(6,369)
Net unrealized appreciation of:
Investments	279,150	40,330	10,806
Futures contracts	3,113	853	286

Net assets	$897,952	$268,599	$66,286

* Including securities loaned, at fair value	$130,416	$58,844	$18,218

The accompanying notes are an integral part of the financial statements.

42   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

	Equity	Mid Cap	Small Cap
	Index Fund	Index Fund	Index Fund

Class A:
Net assets	$119,761	$36,499	$12,667
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	5,568	3,046	1,281
Net asset value and redemption price per share	$ 21.51	$11.98	$9.89
Maximum offering price per share[1]	$ 22.76	$12.68	$10.47
Class B2:
Net assets	$ 7,351	—	—
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	347	—	—
Net asset value, offering price, and redemption price per share[3]	$ 21.19	—	—
Class C:
Net assets	$ 8,651	$3,100	$1,645
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	406	266	173
Net asset value, offering price, and redemption price per share[3]	$ 21.32	$11.67	$9.52
Class R:
Net assets	$ 12,979	$26,458	$4,795
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	605	2,230	496
Net asset value, offering price, and redemption price per share	$ 21.47	$11.86	$9.66
Class Y:
Net assets	$749,210	$202,542	$47,179
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	34,848	16,841	4,759
Net asset value, offering price, and redemption price per share	$ 21.50	$12.03	$9.91

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

[2]	No new or additional investments are allowed in Class B shares, except for permitted exchanges and reinvestment of dividends. See note 1 in Notes to Financial Statements.

[3]	Class B and Class C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   43

Statements of Operations	For the year ended October 31, 2010, all dollars are rounded to thousands (000)

	Equity	Mid Cap	Small Cap
	Index Fund	Index Fund	Index Fund

INVESTMENT INCOME:
Dividends from unaffiliated investments	$18,619	$3,610	$756
Dividends from affiliated investments	62	14	3
Interest from unaffiliated investments	8	3	1
Securities lending income	179	96	86

Total investment income	18,868	3,723	846

EXPENSES (note 3):
Investment advisory fees	2,330	595	252
Administration fees	2,099	549	216
Transfer agent fees	303	106	102
Custodian fees	48	12	3
Legal fees	15	15	15
Audit fees	32	32	32
Registration fees	57	52	52
Postage and printing fees	85	24	10
Directors’ fees	32	32	33
Other expenses	72	43	66
Distribution and shareholder servicing fees:
Class A	296	70	27
Class B	86	—	—
Class C	86	30	15
Class R	60	90	19

Total expenses	5,601	1,650	842

Less: Fee waivers (note 3)	(1,652)	(285)	(419)
Less: Expense reimbursement from regulatory settlements (note 7)	(33)	—	(20)

Total net expenses	3,916	1,365	403

Investment income – net	14,952	2,358	443

REALIZED AND UNREALIZED GAINS – NET:
Net realized gain on:
Unaffiliated investments	66,716	7,279	1,593
Affiliated investments	66	—	—
Futures contracts	408	3,002	611
Net change in unrealized appreciation or depreciation of:
Unaffiliated investments	55,559	42,257	11,124
Affiliated investments	116	—	—
Future contracts	3,479	1,350	608

Net gain on investments and futures contracts	126,344	53,888	13,936

Net increase in net assets resulting from operations	$141,296	$56,246	$14,379

The accompanying notes are an integral part of the financial statements.

44   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Statements of Changes in Net Assets	all dollars are rounded to thousands (000)

	Equity		Mid Cap		Small Cap
	Index Fund		Index Fund		Index Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09

OPERATIONS:
Investment income – net	$14,952	$21,079	$2,358	$2,317	$443	$531
Net realized gain (loss) on:
Unaffiliated investments	66,716	(381)	7,279	(12,559)	1,593	(8,262)
Affiliated investments	66	(117)	—	—	—	—
Futures contracts	408	2,686	3,002	(2,979)	611	(288)
Net change in unrealized appreciation or depreciation of:
Unaffiliated investments	55,559	51,528	42,257	34,624	11,124	9,224
Affiliated investments	116	(1,386)	—	—	—	—
Futures contracts	3,479	2,540	1,350	2,869	608	246

Net increase in net assets resulting from operations	141,296	75,949	56,246	24,272	14,379	1,451

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(1,712)	(2,257)	(181)	(115)	(59)	(58)
Class B	(58)	(149)	—	(5)	—	(3)
Class C	(60)	(116)	(2)	(12)	—	(7)
Class R	(145)	(198)	(77)	(63)	(15)	(11)
Class Y	(13,280)	(19,546)	(1,705)	(1,368)	(344)	(427)
Net realized gain on investments:
Class A	(251)	—	—	(883)	—	(868)
Class B	(21)	—	—	(80)	—	(97)
Class C	(19)	—	—	(204)	—	(207)
Class R	(23)	—	—	(581)	—	(185)
Class Y	(1,734)	—	—	(9,460)	—	(6,118)

Total distributions	(17,303)	(22,266)	(1,965)	(12,771)	(418)	(7,981)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	$13,953	$15,557	$15,229	$13,274	$4,995	$5,583
Reinvestment of distributions	1,881	2,158	169	920	56	882
Payments for redemptions	(26,818)	(24,174)	(8,091)	(4,446)	(3,387)	(3,361)

Increase (decrease) in net assets from Class A transactions	(10,984)	(6,459)	7,307	9,748	1,664	3,104

Class B1:
Proceeds from sales	45	33	—	34	—	3
Reinvestment of distributions	77	146	—	78	—	98
Payments for redemptions (note 3)	(3,779)	(3,587)	—	(1,187)	—	(644)

Decrease in net assets from Class B transactions	(3,657)	(3,408)	—	(1,075)	—	(543)

Class C:
Proceeds from sales	641	792	476	252	131	141
Reinvestment of distributions	72	106	2	180	—	198
Payments for redemptions (note 3)	(1,866)	(2,424)	(821)	(929)	(200)	(324)

Increase (decrease) in net assets from Class C transactions	(1,153)	(1,526)	(343)	(497)	(69)	15

Class R:
Proceeds from sales	4,795	5,367	16,123	6,776	2,425	1,902
Reinvestment of distributions	168	198	77	644	15	196
Payments for redemptions	(4,447)	(5,283)	(6,053)	(4,346)	(942)	(738)

Increase in net assets from Class R transactions	516	282	10,147	3,074	1,498	1,360

Class Y:
Proceeds from sales	91,079	170,677	38,910	41,509	9,236	13,371
Reinvestment of distributions	8,001	9,611	837	6,315	140	3,291
Payments for redemptions	(281,599)	(352,443)	(43,716)	(70,209)	(15,806)	(22,718)

Decrease in net assets from Class Y transactions	(182,519)	(172,155)	(3,969)	(22,385)	(6,430)	(6,056)

Increase (decrease) in net assets from capital share transactions	(197,797)	(183,266)	13,142	(11,135)	(3,337)	(2,120)

Total increase (decrease) in net assets	(73,804)	(129,583)	67,423	366	10,624	(8,650)
Net assets at beginning of period	971,756	1,101,339	201,176	200,810	55,662	64,312

Net assets at end of period	$897,952	$971,756	$268,599	$201,176	$66,286	$55,662

Undistributed net investment income at end of period	$619	$953	$1,302	$1,313	$294	$285

[1]	No new or additional investments are allowed in Class B shares, except for permitted exchanges and reinvestment of dividends. See note 1 in Notes to Financial Statements.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   45

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Equity Index Fund[1]
Class A
2010[2]	$18.86	$0.29	$2.70	$2.99	$(0.30)	$(0.04)	$(0.34)	$21.51
2009[2]	17.61	0.34	1.27	1.61	(0.36)	—	(0.36)	18.86
2008[2]	28.67	0.42	(10.57)	(10.15)	(0.38)	(0.53)	(0.91)	17.61
2007[2]	25.80	0.37	3.16	3.53	(0.36)	(0.30)	(0.66)	28.67
2006[2]	22.59	0.33	3.21	3.54	(0.33)	—	(0.33)	25.80
Class B
2010[2]	$18.58	$0.13	$2.66	$2.79	$(0.14)	$(0.04)	$(0.18)	$21.19
2009[2]	17.35	0.22	1.25	1.47	(0.24)	—	(0.24)	18.58
2008[2]	28.27	0.24	(10.42)	(10.18)	(0.21)	(0.53)	(0.74)	17.35
2007[2]	25.47	0.17	3.11	3.28	(0.18)	(0.30)	(0.48)	28.27
2006[2]	22.31	0.15	3.17	3.32	(0.16)	—	(0.16)	25.47
Class C
2010[2]	$18.70	$0.13	$2.67	$2.80	$(0.14)	$(0.04)	$(0.18)	$21.32
2009[2]	17.46	0.21	1.26	1.47	(0.23)	—	(0.23)	18.70
2008[2]	28.45	0.24	(10.48)	(10.24)	(0.22)	(0.53)	(0.75)	17.46
2007[2]	25.62	0.17	3.14	3.31	(0.18)	(0.30)	(0.48)	28.45
2006[2]	22.44	0.15	3.19	3.34	(0.16)	—	(0.16)	25.62
Class R
2010[2]	$18.83	$0.23	$2.70	$2.93	$(0.25)	$(0.04)	$(0.29)	$21.47
2009[2]	17.58	0.29	1.28	1.57	(0.32)	—	(0.32)	18.83
2008[2]	28.63	0.35	(10.54)	(10.19)	(0.33)	(0.53)	(0.86)	17.58
2007[2]	25.77	0.29	3.17	3.46	(0.30)	(0.30)	(0.60)	28.63
2006[2]	22.57	0.26	3.21	3.47	(0.27)	—	(0.27)	25.77
Class Y
2010[2]	$18.86	$0.34	$2.69	$3.03	$(0.35)	$(0.04)	$(0.39)	$21.50
2009[2]	17.61	0.38	1.27	1.65	(0.40)	—	(0.40)	18.86
2008[2]	28.66	0.48	(10.56)	(10.08)	(0.44)	(0.53)	(0.97)	17.61
2007[2]	25.79	0.44	3.16	3.60	(0.43)	(0.30)	(0.73)	28.66
2006[2]	22.58	0.39	3.21	3.60	(0.39)	—	(0.39)	25.79

Mid Cap Index Fund[1]
Class A
2010[2]	$9.52	$0.09	$2.45	$2.54	$(0.08)	$—	$(0.08)	$11.98
2009[2]	8.83	0.09	1.27	1.36	(0.07)	(0.60)	(0.67)	9.52
2008[2]	15.69	0.13	(5.30)	(5.17)	(0.10)	(1.59)	(1.69)	8.83
2007[2]	14.25	0.15	2.08	2.23	(0.13)	(0.66)	(0.79)	15.69
2006[2]	13.52	0.11	1.55	1.66	(0.11)	(0.82)	(0.93)	14.25
Class C
2010[2]	$9.28	$0.01	$2.39	$2.40	$(0.01)	$—	$(0.01)	$11.67
2009[2]	8.64	0.04	1.23	1.27	(0.03)	(0.60)	(0.63)	9.28
2008[2]	15.41	0.04	(5.19)	(5.15)	(0.03)	(1.59)	(1.62)	8.64
2007[2]	14.03	0.04	2.03	2.07	(0.03)	(0.66)	(0.69)	15.41
2006[2]	13.32	—	1.55	1.55	(0.02)	(0.82)	(0.84)	14.03
Class R
2010[2]	$9.43	$0.06	$2.43	$2.49	$(0.06)	$—	$(0.06)	$11.86
2009[2]	8.76	0.07	1.26	1.33	(0.06)	(0.60)	(0.66)	9.43
2008[2]	15.60	0.10	(5.27)	(5.17)	(0.08)	(1.59)	(1.67)	8.76
2007[2]	14.19	0.11	2.07	2.18	(0.11)	(0.66)	(0.77)	15.60
2006[2]	13.48	0.07	1.55	1.62	(0.09)	(0.82)	(0.91)	14.19
Class Y
2010[2]	$9.55	$0.12	$2.46	$2.58	$(0.10)	$—	$(0.10)	$12.03
2009[2]	8.84	0.12	1.27	1.39	(0.08)	(0.60)	(0.68)	9.55
2008[2]	15.70	0.17	(5.31)	(5.14)	(0.13)	(1.59)	(1.72)	8.84
2007[2]	14.27	0.19	2.07	2.26	(0.17)	(0.66)	(0.83)	15.70
2006[2]	13.53	0.15	1.56	1.71	(0.15)	(0.82)	(0.97)	14.27

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

46   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

				Ratio of	Ratio of Net
			Ratio of Net	Expenses	Investment
		Ratio of	Investment	to Average	Income (Loss)
	Net Assets	Expenses	Income	Net Assets	to Average	Portfolio
Total	End of	to Average	to Average	(Excluding	Net Assets	Turnover
Return[3]	Period (000)	Net Assets	Net Assets	Waivers)	(Excluding Waivers)	Rate

15.94%	$119,761	0.61%	1.41%	0.79%	1.23%	4%
9.51	115,213	0.62	2.03	0.79	1.86	10
(36.35)	114,654	0.62	1.74	0.78	1.58	4
13.93	213,957	0.62	1.37	0.76	1.23	4
15.76	229,185	0.62	1.36	0.77	1.21	3

15.07%	$7,351	1.36%	0.67%	1.54%	0.49%	4%
8.69	9,822	1.37	1.33	1.54	1.16	10
(36.82)	12,856	1.37	0.99	1.53	0.83	4
13.05	31,343	1.37	0.63	1.51	0.49	4
14.94	43,369	1.37	0.63	1.52	0.48	3

15.05%	$8,651	1.36%	0.66%	1.54%	0.48%	4%
8.69	8,661	1.37	1.31	1.54	1.14	10
(36.83)	9,784	1.37	0.99	1.53	0.83	4
13.09	19,585	1.37	0.62	1.51	0.48	4
14.93	20,714	1.37	0.62	1.52	0.47	3

15.63%	$12,979	0.86%	1.15%	1.04%	0.97%	4%
9.27	10,915	0.87	1.73	1.04	1.56	10
(36.51)	9,463	0.87	1.49	1.03	1.33	4
13.65	7,230	0.87	1.07	1.01	0.93	4
15.47	3,419	0.87	1.08	1.15	0.80	3

16.18%	$749,210	0.36%	1.66%	0.54%	1.48%	4%
9.78	827,145	0.37	2.31	0.54	2.14	10
(36.18)	954,582	0.37	1.99	0.53	1.83	4
14.22	1,714,008	0.37	1.62	0.51	1.48	4
16.07	1,935,614	0.37	1.61	0.52	1.46	3

26.79%	$36,499	0.74%	0.82%	0.86%	0.70%	8%
17.53	22,766	0.75	1.15	0.92	0.98	18
(36.46)	11,374	0.74	1.04	0.84	0.94	15
16.32	17,868	0.75	1.02	0.81	0.96	15
12.70	14,722	0.75	0.77	0.81	0.71	7

25.86%	$3,100	1.49%	0.07%	1.61%	(0.05)%	8%
16.68	2,766	1.50	0.48	1.67	0.31	18
(36.91)	3,101	1.48	0.30	1.58	0.20	15
15.39	5,287	1.50	0.28	1.56	0.22	15
11.96	4,320	1.50	0.02	1.56	(0.04)	7

26.48%	$26,458	0.99%	0.56%	1.11%	0.44%	8%
17.29	12,212	1.00	0.89	1.17	0.72	18
(36.66)	8,157	1.00	0.80	1.10	0.70	15
16.01	5,913	1.00	0.78	1.06	0.72	15
12.40	4,032	1.00	0.47	1.17	0.30	7

27.13%	$202,542	0.49%	1.07%	0.61%	0.95%	8%
17.92	163,432	0.50	1.47	0.67	1.30	18
(36.31)	177,038	0.49	1.29	0.59	1.19	15
16.52	333,784	0.50	1.29	0.56	1.23	15
13.05	333,636	0.50	1.03	0.56	0.97	7

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   47

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Small Cap Index Fund[1]
Class A
2010[2]	$7.90	$0.05	$1.99	$2.04	$(0.05)	$—	$(0.05)	$9.89
2009[2]	8.91	0.06	0.27	0.33	(0.07)	(1.27)	(1.34)	7.90
2008[2]	15.37	0.13	(4.88)	(4.75)	(0.10)	(1.61)	(1.71)	8.91
2007[2]	16.23	0.14	1.13	1.27	(0.12)	(2.01)	(2.13)	15.37
2006[2]	14.12	0.07	2.56	2.63	(0.10)	(0.42)	(0.52)	16.23
Class C
2010[2]	$7.62	$(0.02)	$1.92	$1.90	$—	$—	$—	$9.52
2009[2]	8.66	0.01	0.26	0.27	(0.04)	(1.27)	(1.31)	7.62
2008[2]	15.02	0.04	(4.76)	(4.72)	(0.03)	(1.61)	(1.64)	8.66
2007[2]	15.92	0.03	1.10	1.13	(0.02)	(2.01)	(2.03)	15.02
2006[2]	13.88	(0.04)	2.51	2.47	(0.01)	(0.42)	(0.43)	15.92
Class R
2010[2]	$7.73	$0.03	$1.94	$1.97	$(0.04)	$—	$(0.04)	$9.66
2009[2]	8.76	0.04	0.26	0.30	(0.06)	(1.27)	(1.33)	7.73
2008[2]	15.16	0.10	(4.81)	(4.71)	(0.08)	(1.61)	(1.69)	8.76
2007[2]	16.04	0.11	1.11	1.22	(0.09)	(2.01)	(2.10)	15.16
2006[2]	13.97	0.03	2.53	2.56	(0.07)	(0.42)	(0.49)	16.04
Class Y
2010[2]	$7.91	$0.07	$2.00	$2.07	$(0.07)	$—	$(0.07)	$9.91
2009[2]	8.92	0.09	0.25	0.34	(0.08)	(1.27)	(1.35)	7.91
2008[2]	15.37	0.16	(4.88)	(4.72)	(0.12)	(1.61)	(1.73)	8.92
2007[2]	16.23	0.18	1.13	1.31	(0.16)	(2.01)	(2.17)	15.37
2006[2]	14.12	0.11	2.55	2.66	(0.13)	(0.42)	(0.55)	16.23

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

48   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

				Ratio of	Ratio of Net
			Ratio of Net	Expenses	Investment
		Ratio of	Investment	to Average	Income (Loss)
	Net Assets	Expenses	Income (Loss)	Net Assets	to Average	Portfolio
Total	End of	to Average	to Average	(Excluding	Net Assets	Turnover
Return[3]	Period (000)	Net Assets	Net Assets	Waivers)	(Excluding Waivers)	Rate

25.91%	$12,667	0.79%	0.55%	1.49%	(0.15)%	12%
6.34	8,591	0.82	0.87	1.66	0.03	22
(34.15)	6,043	0.82	1.09	1.31	0.60	19
8.56	9,109	0.83	0.92	1.12	0.63	12
19.02	10,639	0.83	0.47	1.08	0.22	17

24.93%	$1,645	1.54%	(0.20)%	2.24%	(0.90)%	12%
5.60	1,380	1.57	0.17	2.41	(0.67)	22
(34.67)	1,531	1.57	0.34	2.06	(0.15)	19
7.78	2,916	1.58	0.17	1.87	(0.12)	12
18.15	2,662	1.58	(0.28)	1.83	(0.53)	17

25.55%	$4,795	1.04%	0.30%	1.74%	(0.40)%	12%
6.08	2,512	1.07	0.55	1.91	(0.29)	22
(34.33)	1,121	1.08	0.87	1.57	0.38	19
8.34	703	1.08	0.71	1.37	0.43	12
18.75	280	1.08	0.23	1.47	(0.16)	17

26.22%	$47,179	0.54%	0.80%	1.24%	0.10%	12%
6.50	43,179	0.57	1.19	1.41	0.35	22
(33.95)	54,932	0.57	1.33	1.06	0.84	19
8.84	114,343	0.58	1.16	0.87	0.87	12
19.32	135,802	0.58	0.72	0.83	0.47	17

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   49

Notes to Financial Statements	October 31, 2010, all dollars and shares are rounded to thousands (000)

1 >	Organization

Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. As of October 31, 2010, FAIF offered 37 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund are each diversified open-end management investment companies.

FAIF offers Class A, Class C, Class R, and Class Y shares. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge for 12 months. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Prior to the close of business on June 30, 2008, each fund offered Class B shares. Subsequent to that date, no new or additional investments are allowed in Class B shares, except for permitted exchanges and any reinvested dividends. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years.

The funds’ prospectus provides descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, then the ask will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates fair value.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. As of October 31, 2010, Small Cap Index Fund

50   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

held internally fair valued securities with a total fair value of $0 or 0.0% of the fund’s total net assets.

Generally accepted accounting principles (GAAP) require disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or technique. These principles establish a three-tier fair value hierarchy for inputs used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of a fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the funds’ board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.

As of October 31, 2010, each fund’s investments were classified as follows:

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

Equity Index Fund
Common Stocks	$853,708	$—	$—	$853,708
Short-Term Investments	37,707	6,400	—	44,107
Investment Purchased with Proceeds from Securities Lending	136,238	—	—	136,238

Total Investments	$1,027,653	$6,400	$—	$1,034,053

Mid Cap Index Fund
Common Stocks	$256,878	$—	$—	$256,878
Warrant	—	—	—	—
Short-Term Investments	9,201	2,320	—	11,521
Investment Purchased with Proceeds from Securities Lending	61,127	—	—	61,127

Total Investments	$327,206	$2,320	$—	$329,526

Small Cap Index Fund
Common Stocks	$62,907	$—	$—	$62,907
Closed-End Fund	10	—	—	10
Warrants	—	—	—	—
Short-Term Investments	2,382	920	—	3,302
Investment Purchased with Proceeds from Securities Lending	19,183		—	19,183

Total Investments	$84,482	$920	$—	$85,402

Refer to each fund’s Schedule of Investments for further sector breakout.

As of October 31, 2010, each fund’s investments in other financial instruments* were classified as follows:

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

Equity Index Fund	$3,113	$—	$—	$3,113
Mid Cap Index Fund	853	—	—	853
Small Cap Index Fund	286	—	—	286

*	Other financial instruments include futures, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the fiscal year ended October 31, 2010, the funds recognized no significant transfers between valuation levels. Mid Cap Index and Small Cap Index hold investments that are included in Level 3, however the total fair value of these investments for each respective fund rounded to zero at both fiscal years ended October 31, 2010 and October 31, 2009 and therefore no Level 3 rollforward is needed.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   51

Notes to Financial Statements	October 31, 2010, all dollars and shares are rounded to thousands (000)

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared and paid annually for Mid Cap Index Fund and Small Cap Index Fund and quarterly for Equity Index Fund. Distributions are payable in cash or reinvested in additional shares of the fund. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of October 31, 2010, the funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to losses deferred from wash sales, the tax recognition of mark to market gains (losses) on open futures contracts, proceeds from securities litigation, and the sale of real estate investment trust securities (“REITs”). To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period in which the differences arise.

On the Statements of Assets and Liabilities the following reclassifications were made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
Fund	Gain (Loss)	Income	Capital

Equity Index Fund	$(13,452)	$(31)	$13,483
Mid Cap Index Fund	404	(404)	—
Small Cap Index Fund	16	(16)	—

The character of distributions paid during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period or year in which the amounts are distributed may differ from the period or year that the income or realized gains (losses) are recorded by the funds. The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009, were as follows:

	October 31, 2010

	Ordinary	Long Term
Fund	Income	Gain	Total

Equity Index Fund	$15,255	$2,048	$17,303
Mid Cap Index Fund	1,965	—	1,965
Small Cap Index Fund	418	—	418

The funds also designate as distributions of long-term capital gains, to the extent necessary to fully distribute those gains, earnings and profits distributed to shareholders on their redemption of shares.

	October 31, 2009

	Ordinary	Long Term
Fund	Income	Gain	Total

Equity Index Fund	$22,266	$—	$22,266
Mid Cap Index Fund	1,563	11,208	12,771
Small Cap Index Fund	506	7,475	7,981

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

			Accumulated
	Undistributed	Undistributed	Capital and		Total
	Ordinary	Long Term	Post October	Unrealized	Accumulated
Fund	Income	Capital Gains	Losses	Appreciation	Earnings

Equity Index Fund	$3,709	$52,878	$—	$263,612	$320,199
Mid Cap Index Fund	1,313	—	(201)	38,887	39,999
Small Cap Index Fund	302	—	(5,642)	10,366	5,026

52   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and the amount of gain (loss) recognized for tax purposes due to mark-to-market adjustments on open futures contracts.

As of October 31, 2010, Mid Cap Index Fund and Small Cap Index Fund had capital loss carryforwards of $201 and $5,642 respectively, which if not offset by subsequent capital gains, will expire in 2017.

DERIVATIVES – The funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The funds’ investment objectives allow the funds to enter into various types of derivatives contracts. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.

FUTURES TRANSACTIONS – The funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. In order to gain exposure or protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, each fund may enter into futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

The funds’ outstanding futures contracts as of October 31, 2010, are disclosed in their Schedules of Investments.

For the fiscal year ended October 31, 2010, the quarterly average gross notional amounts of the derivatives held by the funds were:

Fund	Futures/Long

Equity Index Fund	$37,418
Mid Cap Index Fund	15,890
Small Cap Index Fund	4,305

As of October 31, 2010, the funds’ fair values of derivative instruments categorized by risk exposure were classified as follows:

	Statement of
	Assets and Liabilities	Equity	Mid Cap	Small Cap
	Location	Index Fund	Index Fund	Index Fund

Asset Derivatives
Equity Contracts	Receivables, Net Assets – Unrealized Appreciation*	$3,113	$853	$286

Balance as of October 31, 2010		$3,113	$853	$286

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the funds’ Schedule of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the fiscal year ended October 31, 2010:

Amount of realized gain (loss) on derivatives recognized in income:

Equity Index Fund	Futures

Equity Contracts	$408

Mid Cap Index Fund	Futures

Equity Contracts	$3,002

Small Cap Index Fund	Futures

Equity Contracts	$611

Change in unrealized appreciation on derivatives recognized in income:

Equity Index Fund	Futures

Equity Contracts	$3,479

Mid Cap Index Fund	Futures

Equity Contracts	$1,350

Small Cap Index Fund	Futures

Equity Contracts	$608

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   53

Notes to Financial Statements	October 31, 2010, all dollars and shares are rounded to thousands (000)

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its total net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the funds’ board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. At October 31, 2010, Small Cap Index Fund had investments in illiquid securities with a total value of $0 or 0.0% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

			Dates	Cost
Small Cap Index Fund	Shares		Acquired	Basis

Greenhunter Energy, Warrants	—	*	6/08	—
Indevus Pharmaceuticals, Escrow Shares	4		3/09	—
Lantronix, Warrants	—	*	5/08	—

*	Due to the presentation of the financial statements in thousands, this number rounds to zero.

SECURITIES LENDING – In order to generate additional income, each fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund’s policy is to receive collateral from the borrower in the form of cash, U.S. Government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”), the parent company of the funds’ advisor, serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”). As the securities lending agent, U.S. Bank receives fees of up to 25% of each fund’s net income from securities lending transactions and pays half of such fees to FAF Advisors for certain securities lending services provided by FAF Advisors. Collateral for securities on loan is invested in a money market fund administered by FAF Advisors and FAF Advisors receives an administration fee equal to 0.02% of such money market fund’s average daily net assets. Securities lending fees paid to U.S. Bank by the funds during the fiscal year ended October 31, 2010, were as follows:

Fund	Amount

Equity Index Fund	$51
Mid Cap Index Fund	31
Small Cap Index Fund	29

Income from securities lending is recorded on the Statements of Operations as securities lending income net of fees paid to U.S. Bank.

SECURITY LITIGATION SETTLEMENTS – Cash from settlement proceeds related to portfolio securities no longer included in the portfolio is recorded as an adjustment to realized gains or losses when cash is received. Adjustments made during the fiscal year ended October 31, 2010, were as follows:

Fund	Amount

Equity Index Fund	$272
Mid Cap Index Fund	31
Small Cap Index Fund	73

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended October 31, 2010.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though

54   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

equivalent dollar amounts had been invested in shares of open-end First American Funds, as designated by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund is 0.25%, 0.25%, and 0.40%, respectively. FAF Advisors has agreed to contractually waive fees and reimburse other fund expenses through February 28, 2011, so that total annual fund operating expenses, excluding indirect fees and expenses incurred through investment in exchange traded funds and other investment companies, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A	B	C	R	Y

Equity Index Fund	0.62%	1.37%	1.37%	0.87%	0.37%
Mid Cap Index Fund	0.75	N/A	1.50	1.00	0.50
Small Cap Index Fund	0.83	N/A	1.58	1.08	0.58

NA = Not Applicable

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. This reimbursement, if any, is included in “Fee waivers” in the Statement of Operations.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight, administrative, and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based upon the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the funds’ custodian pursuant to a custodian agreement with FAIF. The custodian fee charged for each fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from the custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the fiscal year ended October 31, 2010, custodian fees for Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund were increased by $1, $0, and $0, respectively, as a result of overdrafts and were not decreased as a result of interest earned.

DISTRIBUTION AND SHAREHOLDER SERVICING (12B-1) FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%,

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   55

Notes to Financial Statements	October 31, 2010, all dollars and shares are rounded to thousands (000)

1.00%, 1.00% and 0.50% of each fund’s average daily net assets attributable to Class A, Class B, Class C, and Class R shares, respectively. Class Y shares pay no distribution or shareholder servicing fees. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Under the distribution agreement, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended October 31, 2010:

Fund	Amount

Equity Index Fund	$186
Mid Cap Index Fund	19
Small Cap Index Fund	10

OTHER FEES AND EXPENSES – In addition to investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying other operating expenses including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal year ended October 31, 2010, legal fees and expenses of $14 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

CDSC as a Percentage
of Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first twelve months.

The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

For the fiscal year ended October 31, 2010, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund	Amount

Equity Index Fund	$39
Mid Cap Index Fund	5
Small Cap Index Fund	3

56   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

4 >	Capital Share Transactions

FAIF has 382 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

	Equity		Mid Cap		Small Cap
	Index Fund		Index Fund		Index Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09

Class A:
Shares issued	684	950	1,393	1,515	562	765
Shares issued in lieu of cash distributions	92	133	16	123	6	130
Shares redeemed	(1,316)	(1,484)	(754)	(535)	(375)	(485)

Total Class A transactions	(540)	(401)	655	1,103	193	410

Class B:
Shares issued	2	2	—	5	—	1
Shares issued in lieu of cash distributions	4	9	—	11	—	15
Shares redeemed	(188)	(223)	—	(148)	—	(96)

Total Class B transactions	(182)	(212)	—	(132)	—	(80)

Class C:
Shares issued	31	48	46	32	15	20
Shares issued in lieu of cash distributions	4	7	—	24	—	30
Shares redeemed	(92)	(152)	(78)	(117)	(23)	(46)

Total Class C transactions	(57)	(97)	(32)	(61)	(8)	4

Class R:
Shares issued	236	338	1,489	802	275	274
Shares issued in lieu of cash distributions	8	12	7	86	2	30
Shares redeemed	(219)	(308)	(561)	(524)	(106)	(107)

Total Class R transactions	25	42	935	364	171	197

Class Y:
Shares issued	4,435	10,499	3,623	5,103	1,017	1,908
Shares issued in lieu of cash distributions	390	593	79	838	16	483
Shares redeemed	(13,840)	(21,437)	(3,976)	(8,845)	(1,730)	(3,096)

Total Class Y transactions	(9,015)	(10,345)	(274)	(2,904)	(697)	(705)

Net increase (decrease) in capital shares	(9,769)	(11,013)	1,284	(1,630)	(341)	(174)

Class B shares converted to Class A shares (reflected as Class A shares issued and Class B shares redeemed) during the fiscal years ended October 31, 2010 and October 31, 2009, as follows:

	Year Ended	Year Ended
Fund	10/31/10	10/31/09

Equity Index Fund	126	131
Mid Cap Index Fund	—	129
Small Cap Index Fund	—	84

5 >	Investment Security Transactions

During the fiscal year ended October 31, 2010, purchases of securities and proceeds from sales of securities other than temporary investments in short-term securities, were as follows:

Fund	Purchases	Sales

Equity Index Fund	$32,674	$257,311
Mid Cap Index Fund	48,405	16,709
Small Cap Index Fund	8,477	6,734

6 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

7 >	Regulatory Settlements

On August 23, 2010, Equity Index and Small Cap Index Fund received settlement payments from the SEC related to the BISYS Fair Fund Settlement. The settlement was paid to funds that had used BISYS from June 1999 through June 2004. These funds had used BISYS as an administrator during this period. Because the settlement was for the overcharging of expenses to these funds, the amounts are shown in the funds’ Statements of Operations as an expense reimbursement from regulatory settlements.

8 >	New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standard Board issued an Accounting Standards Update for Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements. The update provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires the funds to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time management is evaluating the implications of the update and the impact to financial statements.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   57

Notes to Financial Statements	October 31, 2010, all dollars and shares are rounded to thousands (000)

9 >	Nuveen Acquisition

On July 28, 2010, FAF Advisors and its parent company, U.S. Bank, entered into an agreement to sell a portion of FAF Advisor’s asset management business to Nuveen Investments, Inc. (the “Purchaser”). Included in the sale will be that part of FAF Advisor’s asset management business that advises the funds. The sale is subject to the satisfaction of customary conditions, and is currently expected to close by the end of 2010.

Under the Investment Company Act of 1940, the closing of the transaction will cause each fund’s current investment advisory agreement with FAF Advisors to terminate. On October 7, 2010, the funds’ board of directors considered and approved new investment advisory agreements for the funds with Nuveen Asset Management, a subsidiary of the Purchaser. Each fund’s new investment advisory agreement will be submitted to the fund’s shareholders for their approval and, if approved, will take effect upon the closing of the transaction (or such later time as shareholder approval is obtained). The funds’ board of directors also considered and approved new distribution agreements with Nuveen Investments, LLC. There will be no change in the funds’ investment objectives or policies as a result of the transaction.

10 >	Subsequent Events

An affiliated pension plan (the “plan”) previously offered Mid Cap Index Fund as an investment option to plan participants. As a result of a decision to no longer offer this fund as an investment option, certain fund shares held in the plan were redeemed in-kind on December 20, 2010, totaling $35,015. In this transaction, the fund paid redemption proceeds by distributing a proportionate amount of securities in its portfolio. Remaining shareholders in the fund did not recognize any additional capital gains from the transaction.

Management has evaluated all other fund related events and transactions that occurred subsequent to October 31, 2010, through the date of issuance of the funds’ financial statements and determined that no additional events have occurred that require disclosure.

58   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Notice to Shareholders	October 31, 2010 (unaudited)

TAX INFORMATION

The information set forth below is for each fund’s fiscal period as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2011 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal period ended October 31, 2010, each fund has designated long-term capital gains, ordinary income, and tax exempt income with regard to distributions paid during the period as follows:

	Long Term	Ordinary
	Capital Gains	Income	Total
	Distributions	Distributions	Distributions
Fund	(Tax Basis)[1]	(Tax Basis)[1]	(Tax Basis)[2]

Equity Index Fund	12.00%	88.00%	100.00%
Mid Cap Index Fund	0.00	100.00	100.00
Small Cap Index Fund	0.00	100.00	100.00

1 Based on a percentage of the fund’s total distributions.

[2]	None of the distributions made by these funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

Shareholder Notification of Federal Tax Status:

Each fund has designated the following percentages of the ordinary income distributions during the fiscal period ended October 31, 2010 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Fund

Equity Index Fund	100.00%
Mid Cap Index Fund	99.06
Small Cap Index Fund	98.17

In addition, each fund has designated the following percentages of the ordinary income distributions from net investment income during the fiscal period ended October 31, 2010 as qualified dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund

Equity Index Fund	100.00%
Mid Cap Index Fund	100.00
Small Cap Index Fund	100.00

Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for each fund were as follows:

Fund

Equity Index Fund	0.24%
Mid Cap Index Fund	3.42
Small Cap Index Fund	2.23

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for each fund was as follows:

Fund

Equity Index Fund	0.00%
Mid Cap Index Fund	0.00
Small Cap Index Fund	0.00

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities is available at FirstAmericanFunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. A description of the funds’ policies and procedures is also available without charge, upon request, by calling 800.677.3863.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   59

Notice to Shareholders	October 31, 2010 (unaudited)

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available without charge (1) upon request by calling 800.677.3863 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”).

At a meeting on May 3-4, 2010, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”). In advance of the meeting, the Board received materials relating to the Agreement and had the opportunity to ask questions and request further information in connection with its consideration. At a subsequent meeting on June 15-17, 2010, the Board concluded its consideration of and approved the Agreement through June 30, 2011.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors’ services to each Fund, (2) the investment performance of each Fund, (3) the profitability of FAF Advisors related to the Funds, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement with respect to any Fund.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to each Fund. The Board reviewed FAF Advisors’ key personnel who provide investment management services to the Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for each Fund within the framework of the Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, (iii) monitoring the performance of the various organizations providing services to each Fund, including the Fund’s distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry. The Board also considered compliance reports about FAF Advisors from the Funds’ Chief Compliance Officer (“CCO”).

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, extent and quality of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund on a gross-of-expenses basis, including comparative information provided by an independent data service, regarding the median performance of a group of comparable funds selected by that data service (the “performance universe”) and how each Fund performed versus its benchmark index for the one-, three- and five-year periods ending February 28, 2010, unless otherwise noted.

Equity Index Fund. The Board considered that the Fund outperformed both its performance universe median and its benchmark index for all periods. In light of the Fund’s competitive performance, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

60   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Mid Cap Index Fund. The Board considered that the Fund outperformed both its performance universe median and its benchmark index for all periods. In light of the Fund’s competitive performance, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small Cap Index Fund. The Board considered that the Fund outperformed its benchmark index for all periods. The Board also considered that the Fund outperformed its performance universe median for the one-year period, though it underperformed its performance universe median for the three- and five-year periods. In light of the Fund’s competitive performance, the Board considered that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ costs in serving as the Funds’ investment manager, including the costs associated with the personnel and systems necessary to manage the Funds. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with each Fund. The Board compared fee and expense information for each Fund to fee and expense information for comparable funds managed by other advisors. The Board also reviewed advisory fees for other funds advised or sub-advised by FAF Advisors and for private accounts managed by FAF Advisors. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are generally lower than the management fees charged by FAF Advisors to investment companies, investment companies receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund’s expense ratio after waivers compared to the median expense ratio after waivers of comparable funds. In connection with its review of Fund fees and expenses, the Board considered FAF Advisors’ pricing philosophy. FAF Advisors attempts generally to maintain each Fund’s total operating expenses at a level that approximates the median of a peer group of funds selected by an independent data service. In addition, FAF Advisors has committed to waive its investment advisory fees to the extent necessary to maintain the Funds’ total expense ratios at levels generally in line with their respective peer groups.

Further detail considered by the Board regarding the advisory fees and expense ratios of each Fund is set forth below:

Mid Cap Index Fund, Small Cap Index Fund. The Board considered that, after waivers, each Fund’s advisory fee is lower than its peer group median and that each Fund’s total expense ratio is equal to that of its peer group median. The Board concluded that each Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Equity Index Fund. The Board considered that, after waivers, the Fund’s advisory fee and total expense ratio are equal to that of the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Economies of Scale in Providing Investment Advisory Services

The Board considered the extent to which each Fund’s investment advisory fee reflects economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability likely will increase somewhat as assets grow over time. The Board considered that, although most Funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The Board considered information presented by FAF Advisors to support its assertion that the median total expense ratio of a Fund’s peer group should reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group and any economies of scale which those funds realize. Therefore, by capping a Fund’s total expense ratio at a level close to the median, Fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules and any such economies of scale. In light of FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each Fund and its shareholders to renew the Agreement.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as investment advisor, administrator, transfer agent, distributor, custodian and securities lending agent, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   61

Notice to Shareholders	October 31, 2010 (unaudited)

The Board also considered FAF Advisors’ use of the Funds’ portfolio brokerage transactions to obtain research. The Board concluded, based on its own review and on representations of FAF Advisors and the CCO, that FAF Advisors’ use of “soft” commission dollars was consistent with regulatory requirements.

After full consideration of these and other factors, the Board concluded that approval of the Agreement was in the interest of each Fund and its shareholders.

62   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Directors and Officers of the Funds

Independent Directors
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; Director, Towne Airfreight; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer – Cargo; Independent Director, First American Fund Complex since 1997	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a corporation engaged in strategic planning, operations management, government relations, transportation planning, and public relations; Owner, Chairman, and Chief Executive Officer, ExcensusTM, LLC, a demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   63

Notice to Shareholders	October 31, 2010 (unaudited)

Independent Directors – concluded
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Board member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800.677.3863 or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

64   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Officers
	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer, FAF Advisors, Inc.; Chief Investment Officer, FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President, FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since December 2004	Mutual Funds Treasurer, FAF Advisors, Inc.

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director and Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer, FAF Advisors, Inc.

Cynthia C. DeRuyter FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1973)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since June 2010	Compliance Director, FAF Advisors, Inc., since March 2010; prior thereto, Compliance Manager, RSM McGladrey, Inc., since March 2006; prior thereto, Compliance Manager, FAF Advisors, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004	Deputy General Counsel, FAF Advisors, Inc.

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc., from September 2004 to May 2006

Michael W. Kremenak FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1978)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since February 2009	Counsel, FAF Advisors, Inc., since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP, a New York City-based law firm, from September 2005 to January 2009

*	Messrs. Schreier, Wilson, Gariboldi, Lui, Ertel and Kremenak, Mses. Stevenson, DeRuyter and Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FAIF.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   65

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information
We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect
We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security
We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose
We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections
You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:

•	First American Funds, Inc.
•	First American Investment Funds, Inc.
•	First American Strategy Funds, Inc.
•	American Strategic Income Portfolio Inc.
•	American Strategic Income Portfolio Inc. II
•	American Strategic Income Portfolio Inc. III
•	American Select Portfolio Inc.
•	American Municipal Income Portfolio Inc.
•	Minnesota Municipal Income Portfolio Inc.
•	First American Minnesota Municipal Income Fund II, Inc.
•	American Income Fund, Inc.
NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

BOARD OF DIRECTORS	First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; Chair Emeritus of Saint Paul Riverfront Corporation;
former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; Chair of United Educators Insurance Company;
former Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative
Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended October 31, 2010. The portfolio managers views are subject to change at any time based upon market or other conditions. This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.
The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

ADMINISTRATOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

TRANSFER AGENT
       U.S. Bancorp Fund Services, LLC
       615 East Michigan Street
       Milwaukee, Wisconsin 53202
CUSTODIAN U.S. Bank National Association 60 Livingston Avenue St. Paul, Minnesota 55101 DISTRIBUTOR Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
       Ernst & Young LLP
       220 South Sixth Street
       Suite 1400
       Minneapolis, Minnesota 55402

COUNSEL
       Dorsey & Whitney LLP
       50 South Sixth Street
       Suite 1500
       Minneapolis, Minnesota 55402

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.3863 or visit FirstAmericanFunds.com.

0285-10  12/2010  AR-INDEX

Item 2—Code of Ethics
The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics that apply to the registrant’s principal executive officer or principal financial officer. The registrant undertakes to furnish a copy of its code of ethics to any person upon request, without charge, by calling 1-800-677-3863.
Item 3—Audit Committee Financial Expert
The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.
Item 4—Principal Accountant Fees and Services
(a)	Audit Fees — Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $1,173,401 in the fiscal year ended October 31, 2010 and $1,139,190 in the fiscal year ended October 31, 2009, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)	Audit-Related Fees— E&Y billed the registrant audit-related fees totaling $3,918 in the fiscal year ended October 31, 2010 and $108,154 in the fiscal year ended October 31, 2009, including fees associated with the semi-annual review of fund disclosures.

(c)	Tax Fees — E&Y billed the registrant fees of $237,729 in the fiscal year ended October 31, 2010 and $170,849 in the fiscal year ended October 31, 2009, for tax services, including tax compliance, tax advice, and tax planning. Tax compliance, tax advice, and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)	All Other Fees — There were no fees billed by E&Y for other services to the registrant during the fiscal years ended October 31, 2010 and October 31, 2009.

(e)(1)	The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:
•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period
It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:
•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents
Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Tax compliance services related to the filing or amendment of the following:
•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance
•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:
•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking
Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, LLC, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)	All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal period end were performed by the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $1,017,257 in the fiscal year October 31, 2010 and $1,071,003 in the fiscal year ended October 31, 2009.

(h)	The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.
Item 5—Audit Committee of Listed Registrants
Not applicable.
Item 6—Schedule of Investments
(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.
Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8—Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10—Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.
Item 11—Controls and Procedures
(a)	The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12—Exhibits
(a)(1)	Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
First American Investment Funds, Inc.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President
Date: December 30, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President
Date: December 30, 2010

By:	/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer
Date: December 30, 2010